As filed with the Securities and Exchange Commission on February 10, 1997
                                            Registration No. 333-

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM S-3
                            REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933

                      HEADLANDS MORTGAGE SECURITIES INC.
            (Exact name of registrant as specified in its Charter)
           Delaware                          68-0397342
     (State of Incorporation)  (I.R.S. Employer Identification No.)

                    700 Larkspur Landing Circle, Suite 240
                         Larkspur, California  94939

                                (415) 925-5442
        (Address, including zip code, and telephone number, including area code, of principal executive offices)

                      ---------------------------------


                                Peter T. Paul
                      Headlands Mortgage Securities Inc.
                    700 Larkspur Landing Circle, Suite 240
                         Larkspur, California  94939

                                (415) 461-6790
          (Name, address, including zip code, and telephone number,
                  including area code, of agent for service)



                               With a copy to:
       Phillip R. Pollock, Esq.               Michael P. Braun, Esq.
       Tobin & Tobin                          Brown & Wood LLP
       One Montgomery Street                  One World Trade Center
       San Francisco, California  94104       New  York, New York 10048
                      ---------------------------------

           Approximate date of commencement of proposed sale to the public:
         From time to time on or after the effective date of the registration statement, as determined by market conditions.
             If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.
             If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box.
             If this Form is filed to register additional securities for an offering pursuant to Rule 462(b), under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.
             If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.
             If delivery  of the prospectus is expected to be made pursuant to


        Rule 434, please check the following box.


                           CALCULATION OF REGISTRATION FEE


Title of Each        Amount      Proposed Maximum  Proposed Amount   Amount
Class of Securities  to be       Offering Price    Aggregate         of Regis-
to be Registered     Registered  Per Unit (1)      Offering Price(1) tration(2)
Certificates  . . .  $1,500,000,000   100%         $1,500,000,000    $443,649.75

(1)  Estimated for the purpose of calculating  the registration fee.
(2) $143,177,029 in securities are being carried forward and $43,386.97 of the filing fee is associated with the securities being carried forward and was previously paid with the earlier registration statement.

             Pursuant to Rule 429 of the Securities and Exchange Commission's Rules and Regulations under the Securities Act of 1933, as amended, the Prospectus and Prospectus Supplement contained in this
        Registration Statement also relate to the Registrant's registration statement No. 333-32485, as previously filed by the Registrant on Form S-3.

             The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.


        Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


                      SUBJECT TO COMPLETION DATED FEBRUARY 10, 1998

        PROSPECTUS SUPPLEMENT
        (To Prospectus dated ______________ ___, 199_)

                          HEADLANDS MORTGAGE SECURITIES INC.
                                       Sponsor

                             [HEADLANDS MORTGAGE COMPANY]
                              Seller and Master Servicer

                 Mortgage Pass-Through Certificates, Series [199_-_] Distributions payable on the [ ] day of each month, commencing on [ ], 199_
                                  _________________

                  The Mortgage Pass Through Certificates, Series [199_-_] (the "Certificates") will represent the entire beneficial ownership interest in a trust fund (the "Pool") to be created pursuant to a Pooling and Servicing Agreement, dated as of [ ], 199_ (the "Pooling Agreement"), among Headlands Mortgage Securities Inc. (the "Sponsor"), [Headlands Mortgage Company], as master servicer (the "Master Servicer"), [Headlands Mortgage Company], as seller (the "Seller") and [ ], as trustee (the "Trustee"). The Pool will consist primarily of a pool of conventional fixed rate mortgage loans (the "Mortgage Loans"), substantially all of which will have original terms to maturity of not more than [ ] months. The Mortgage Loans are secured by first liens on one- to four-family residential properties (the "Mortgaged Properties"). Only the Classes identified in the table below (the "Offered Certificates") are offered hereby.

                  On the [ ]th day of each month or, if such [ ]th day is not a business day, on the first business day thereafter (each, a "Distribution Date"), commencing on [ ], 199_, from and to the extent of funds available therefor in the Certificate Account referred to herein, a distribution will be made on the Offered Certificates in the amounts and in the priorities set forth herein.

                  The yield to investors on each Class of Offered Certificates will be sensitive in varying degrees to, among other things, the rate and timing of principal payments (including prepayments) of the Mortgage Loans. The yield to maturity of a Class of Offered Certificates purchased at a discount or premium will be more sensitive to the rate and timing of payments thereon than a Class purchased at par. Holders of Certificates should consider, in the case of any such Certificates purchased at a discount, the risk that a lower than anticipated rate of principal payments could result in an actual yield that is lower than the anticipated yield and, in the case of any Offered Certificates purchased at a premium, particularly the Class X Certificates, the risk that a faster than anticipated rate of principal payments could result in an actual yield that is lower than the anticipated yield. In certain extreme prepayment scenarios, investors in the Class X Certificates may fail to recover their initial investments. The yield to investors in the Offered
        Certificates also will be adversely affected by Net Interest Shortfalls and by Realized Losses.



	  Initial
	  Class Certificate	Principal	Interest	Pass-Through	Price to	Underwriting 	Proceeds to
Class	  Balance (1)		Type		Type		    Rate	Public (4)	Discount(4)	Sponsor

A-1 . . . $							[%] [Variable	$		$		$
								Rate (2)]
X. . . . .$							       (3)	$		$		$
M-1 . . . $							[%] [Variable	$		$		$
								Rate  (2)]
Total . . $							     N/A	$		$		$

(1) The aggregate initial Class Certificate Balance of the Offered Certificates is subject to a permitted variance in the aggregate of plus or minus [ ]%.
[(2)The Pass-Through  Rate for  any Distribution Date  will equal  the weighted average of  the Net Mortgage  Rates then  in effect for  each
    Mortgage Loan. The Net Mortgage Rate for each Mortgage Loan will equal the Mortgage Rate thereon on the first day of the month preceding the month of the related Distribution Date less the related Expense Rate. The Pass-Through Rate for the first Distribution Date is expected to be approximately [ ]% per annum.]
(3) The Pass-Through Rate for this Class for any Distribution Date will be equal to the excess of (a) the weighted average of the Net Mortgage Rates of the Mortgage Loans over (b) [ ]%.


         PROSPECTIVE INVESTORS IN THE OFFERED CERTIFICATES SHOULD REVIEW THE
            INFORMATION SET FORTH UNDER "RISK FACTORS" ON PAGE S-7 OF THIS
               PROSPECTUS SUPPLEMENT AND IN THE PROSPECTUS ON PAGE 14.

        THE CERTIFICATES DO NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SPONSOR, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS SET FORTH HEREIN. NEITHER THE CERTIFICATES NOR THE MORTGAGE LOANS ARE
          INSURED OR GUARANTEED BY THE UNITED STATES GOVERNMENT, THE FEDERAL
          DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR
                                   INSTRUMENTALITY.
                           -------------------------------

            THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
                                   SECURITIES AND
          EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
        SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
        PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR

          THE PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                       OFFENSE.

         The Offered Certificates are offered by the Underwriter, subject to prior sale, when, as and if delivered to and accepted by the Underwriter and subject to its right to reject orders in whole or in part. It is expected that delivery of the Offered Certificates will be made in book-entry form only through the facilities of The Depository Trust Company on or about [date].
        ________________ ___, 199_
                                    [Underwriter]
            Each  of the Mortgage Loans  was purchased or originated by the
          Seller,  and will  be sold  by the  Seller to  Headlands Mortgage
          Securities Inc. (the "Sponsor") for deposit to the Pool prior to the date of initial issuance of the Certificates.

            An election will be made to treat the Pool as a real estate mortgage investment conduit (the "REMIC") for federal income tax purposes. As described more fully herein and in the Prospectus, the Senior Certificates and the Subordinate Certificates will constitute "regular interests" in the REMIC. See "Certain Federal Income Tax Consequences" herein and in the Prospectus.

            There  is   currently  no  secondary  market  for  the  Offered
          Certificates and there can be no assurance that such a market will develop or, if it does develop, that it will continue.
                                ______________________

            This Prospectus Supplement does not contain complete information about the offering of the Offered Certificates. Additional information is contained in the Prospectus dated ____________ ___, 199_ (the "Prospectus") and purchasers are urged to read both this Prospectus Supplement and the Prospectus in full. Sales of the Offered Certificates may not be consummated unless the purchaser has received both this Prospectus Supplement and the Prospectus.

            Until ninety days after the date of this Prospectus Supplement, all dealers effecting transactions in the Offered Certificates, whether or not participating in this distribution, may be required to deliver a Prospectus Supplement and the Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus Supplement and the Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.


                                   SUMMARY OF TERMS

            This Summary of Terms is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the accompanying Prospectus. Certain capitalized terms used in this Summary of Terms are defined elsewhere in this Prospectus Supplement or in the Prospectus.


          Title of Securities           Mortgage Pass-Through  Certificates,
                                       Series         [199_-_]         (the
                                       "Certificates").

          Designations

            Offered Certificates       Class  A-1,  Class X  and  Class M-1
                                       Certificates.


                                              Approximate
                                              Initial Class       Pass-Through
                                       Class  Certificate Balance Rate
                                       _____  ___________________ ____

            Non-Offered Certificates   B-1       $           	      %
                                       B-2       $                    %
                                       R         (1)               (1)
                                       ___________
                                       (1) The Class R Certificates will not
					   have a Class  Certificate Balance
                                           and will not bear interest.

            Senior Certificates        Class A-1 and Class X Certificates.

            Mezzanine Certificates     Class M-1 Certificates.

            Subordinate Certificates   The Mezzanine  Certificates  and
                                       the Class B-1 and B-2 Certificates.

            Residual Certificates      Class R Certificates.

            [Fixed Rate Certificates
                                                                  ]

            [Variable Rate
	       Certificates                                       ]

            Book-Entry Certificates

          Sponsor                      Headlands Mortgage Securities  Inc.,
                                       a    Delaware    corporation    (the
                                       "Sponsor").

          Seller                       [Headlands  Mortgage  Company]  (the
          "Seller")

          Master Servicer              [Headlands  Mortgage  Company]  (the
                                       "Master   Servicer").     See   "The
                                       Master Servicer" herein.




          Trustee                      [ ] (the "Trustee").

          Cut-off Date                 [ ], 199_.

          Distribution Date            The [  ]th day of each month, or, if
                                       such day is not a  Business Day, the
                                       next   succeeding    Business   Day,
                                       commencing in [month] 199_.

          Record Date                  The    Record    Date    for    each
                                       Distribution Date  will be  the last
                                       day of the preceding month.

          Mortgage Pool                The  Mortgage Pool  will consist  of
                                       fully-amortizing,  [ ] to [ ] month,
                                       [fixed interest]  [adjustable] rate,
                                       conventional  first  mortgage  loans
                                       (the  "Mortgage  Loans") having,  as
                                       of  the Cut-off  Date, an  aggregate
                                       principal    balance    equal     to
                                       approximately  $[  ]  (the  "Cut-off
                                       Date Pool Principal  Balance").  See
                                       "The Mortgage Pool" herein.


          Pooling and Servicing
            Agreement                  The  Certificates  will  be   issued
                                       pursuant to a  Pooling and Servicing
                                       Agreement to be  dated as of  [date]
                                       (the "Pooling Agreement") among  the
                                       Sponsor,  the  Master Servicer,  the
                                       Seller and the Trustee.

          Priority of Distributions    As  more fully  described herein,
                                       distributions  will  be  made  on
                                       the    Certificates    on    each
                                       Distribution Date from  Available
                                       Funds in  the following order  of
                                       priority:
                                          (i)  to    interest   on    each
                                       [interest  bearing] Class  of Senior
                                       Certificates;
                                          (ii)  to principal  on the  Class
                                       A-1 Certificates, up  to the maximum
                                       amount  of principal  distributed on
                                       such  Class  on  such   Distribution
                                       Date as described herein;
                                         (iii)  to interest on the Class M-
                                       1 Certificates;
                                          (iv)  to principal  on the  Class
                                       M-1 Certificates, up  to the maximum
                                       amount    of    principal   to    be
                                       distributed  on such  Class on  such
                                       Distribution   Date   as   described
                                       herein; and
                                           (v)  to  interest  on  and  then
                                       principal  of  each other  Class  of
                                       Subordinate     Certificates      in
                                       increasing order of numerical  Class
                                       designation,   up  to   the  maximum
                                       amount of interest  and principal to
                                       be  distributed on  each such  Class
                                       on   such  Distribution   Date  [and
                                       subject  to certain  limitations set
                                       forth  herein under  "Description of
                                       the Certificates   Principal"].



          Class X Notional Amount      With    respect    to   the    first
                                       Distribution   Date,   the   initial
                                       Class  X  Notional  Amount  will  be
                                       equal  to  the  aggregate  principal
                                       balance  of the Mortgage Loans as of
                                       the   Cut-off   Date.       On   any
                                       Distribution  Date  thereafter,  the
                                       Class  X  Notional  Amount  will  be
                                       equal  to   the  aggregate   of  the
                                       Principal  Balances of  the Mortgage
                                       Loans    (the     "Pool    Principal
                                       Balance")  as of  the  first day  of
                                       the  month  preceding the  month  of
                                       such Distribution Date.

          Interest On each Distribution Date, each Class of interest bearing Offered Certificates, to the extent Available Funds are available for the distribution of interest on such Class on such Distribution Date, as described above under "Priority of Distributions",
                                       generally   will   be  entitled   to
                                       receive   an  amount   allocable  to
                                       interest  equal to  the  sum of  (i)
                                       one   month's   interest   at    the
                                       applicable  Pass-Through  Rate   set
                                       forth on  the cover page  hereof (as
                                       to  each  Class,  the  "Pass-Through
                                       Rate")   on   the   related    Class
                                       Certificate Balance  or the  Class X
                                       Notional   Amount,  as   applicable,
                                       immediately     prior     to    such
                                       Distribution Date  and (ii)  the sum
                                       of  the amounts,  if  any, by  which
                                       the amount  described in  clause (i)
                                       above  on  each  prior  Distribution
                                       Date  exceeded  the amount  actually
                                       distributed  as  interest  on   such
                                       prior  Distribution  Dates  and  not
                                       subsequently  distributed   ("Unpaid
                                       Interest Shortfall").  The  interest
                                       entitlement   for   each  Class   of
                                       Offered    Certificates    described
                                       above  shall   be  reduced   by  the
                                       allocable  share  of  Net   Interest
                                       Shortfalls for  each such  Class, as
                                       described herein under  "Description
                                       of the Certificates   Interest."

          Principal (including
            prepayments)               On each Distribution  Date an amount
                                       allocable   to  principal   will  be
                                       distributed   on   the   Class   A-1
                                       Certificates generally equal to  the
                                       lesser   of   (x)  Available   Funds
                                       reduced  by the  amount of  interest
                                       distributed     on    the     Senior
                                       Certificates  on  such  Distribution
                                       Date  and  (y) the  sum  of  (i) the
                                       Class  A-1  Percentage  of  (a)  all
                                       scheduled payments of principal  due
                                       on  each  Mortgage Loan  on  the Due
                                       Date for  such Mortgage Loan  in the
                                       month  in  which  such  Distribution
                                       Date   occurs,  (b)   the  Principal
                                       Balance of  each Mortgage  Loan that
                                       became  a  Liquidated Mortgage  Loan
                                       during   the  month   preceding  the
                                       month  of  such  Distribution  Date,
                                       (c)  the Principal  Balance of  each
                                       Mortgage  Loan that  was repurchased
                                       by  the Seller  or another person as
                                       of  such Distribution  Date pursuant
                                       to   the   Agreement,  (d)   certain
                                       amounts that  may be required  to be
                                       paid   in   connection   with    any
                                       substitution  of  Mortgage Loans  on
                                       such  Distribution Date  pursuant to
                                       the  Pooling Agreement  and (e)  any
                                       net    insurance    or   liquidation
                                       proceeds  received during  the month
                                       preceding   the   month   of    such
                                       Distribution   Date   allocable   to
                                       recoveries of principal of  Mortgage
                                       Loans  that are  not yet  Liquidated
                                       Mortgage  Loans and  (ii) the  Class
                                       A-1  Prepayment  Percentage  of  all
                                       partial  principal  prepayments  and
                                       all  principal  prepayments in  full
                                       ("Principal  Prepayments")  received
                                       during such preceding month.

                                       On each Distribution  Date an amount
                                       allocable   to  principal   will  be
                                       distributed     on     Class     M-1
                                       Certificates equal to  the lesser of
                                       (x) Available  Funds reduced  by the
                                       amount  of  interest  and  principal
                                       distributed     on    the     Senior
                                       Certificates  and  interest  on  the
                                       Class  M-1  Certificates,  in   each
                                       case on  such Distribution  Date and
                                       (y) the  sum of  (i) the  applicable
                                       Subordinate  Percentage   Allocation
                                       of   the   sum    of   the   amounts
                                       calculated  pursuant to  clauses (a)
                                       through   (e)   in   the   preceding
                                       paragraph   for  such   Distribution
                                       Date   and   (ii)   the   applicable
                                       Subordinate  Prepayment   Percentage
                                       Allocation    of    all    Principal
                                       Prepayments   received  during   the
                                       preceding month.

                                       See     "Description      of     the
                                       Certificates   Principal" herein.

          [Credit Support
            General Credit support for the Senior Certificates will be provided by the Subordinate Certificates as described below. Credit support for the Mezzanine Certificates will be provided by the Class B-1 and Class B-2 Certificates.

            A. Subordination           The   rights  of   holders  of   the
                                       Subordinate Certificates to  receive
                                       distributions  with  respect to  the
                                       Mortgage Loans  in the Pool  will be
                                       subordinated   to  such   rights  of
                                       holders of the Senior  Certificates,
                                       and  the rights  of  holders of  the
                                       Class    B-1    and    Class     B-2
                                       Certificates    to   receive    such
                                       distributions   will    be   further
                                       subordinated   to  such   rights  of
                                       holders     of     the     Mezzanine
                                       Certificates, in  each case  only to
                                       the  extent  described below.    See
                                       "Description  of the  Certificates
                                       Priority   of  Distributions   Among
                                       Certificates,"   "    Allocation  of
                                       Losses"   and   "Credit  Support
                                       Subordination     of     Subordinate
                                       Certificates" herein.

                                       The     subordination     of     the
                                       Subordinate   Certificates   to  the
                                       Senior    Certificates,   and    the
                                       further  subordination of  the Class
                                       B-1  and Class  B-2 Certificates  to
                                       the   Mezzanine    Certificates   is
                                       intended to increase the  likelihood
                                       of      receipt      by       Senior
                                       Certificateholders   and   Mezzanine
                                       Certificateholders,    respectively,
                                       of the maximum amount to  which they
                                       are  entitled  on  any  Distribution
                                       Date,   to   provide  such   holders
                                       protection  against  losses  on  the
                                       Mortgage   Loans   to   the   extent
                                       described  herein and,  to a  lesser
                                       extent,  against losses  on [Special
                                       Hazard   Mortgage    Loans]   [Fraud
                                       Loans]  [and]   [Bankruptcy  Loans.]
                                       However,  in  certain  circumstances
                                       the     amount      of     available
                                       subordination  may be  exhausted and
                                       shortfalls  in distributions  on the
                                       Certificates  may  result.   Holders
                                       of  the  Senior  Certificates   will
                                       bear  their  proportionate share  of
                                       any losses realized  on the Mortgage
                                       Loans  in  excess of  the  available
                                       subordination  amount.   See "Credit
                                       Support          Subordination    of
                                       Subordinated  Certificates"  and  "
                                       Allocation of Losses" herein.

            [B.  Description of other types
                 of credit support,
                 if any]

          Weighted Average
            Lives (in years)*                       PSA
                                       ______________________________________
                                       Class         %	    %	    %	   %
						     -      -       -      -
				       -------------
                                       *Determined   as   described   under
                                       "Prepayment and Yield Considerations
                                       Weighted  Average  Lives  of  the
                                       Offered     Certificates"    herein.
                                       Prepayments  will not  occur  at any
                                       assumed  rate  shown  or  any  other
                                       constant   rate,   and   the  actual
                                       weighted average lives of any or all
                                       of    the    Classes    of   Offered
                                       Certificates  are  likely  to differ
                                       from     those     shown,    perhaps
                                       significantly.

          Last Scheduled
            Distribution Date
                                      Class   Last Scheduled Distribution Date
                                      _____   ________________________________
                                       A-1
                                       X
                                       M-1

          Servicing Fees and Other
             Expenses As compensation for their services, the servicers engaged by the Master Servicer to perform the day-to-day servicing functions relating to the Mortgage Loans and the Master Servicer will be entitled to retain, from amounts received in respect of the Mortgage Loans which are allocable to interest, an amount equal to the Servicing Fee and Master Servicing Fee, respectively.

                                       In addition to the Servicing Fee and
                                       the Master Servicing Fee, there will
                                       be deducted from amounts received in
                                       respect of the  Mortgage Loans which
                                       are allocable to  interest an amount
                                       sufficient   to   provide   for  the
                                       payment of the Trustee's fee.  As to
                                       each Mortgage  Loan, the sum  of the
                                       Master  Servicing   Fee  Rate,   the
                                       Servicing Fee Rate  and the rate  at
                                       which   the    Trustee's   fee    is
                                       determined  is  referred  to as  the
                                       "Expense Rate."

                                       See "Servicing  of Mortgage  Loans
                                       Servicing  Compensation  and Payment
                                       of Expenses" herein.

          [Advances                    The  Master  Servicer,  directly  or
                                       through one or  more servicers, will
                                       be   obligated   to   advance,  four
                                       business   days   prior    to   each
                                       Distribution Date an amount equal to
                                       all delinquent  amounts (net  of the
                                       related  Servicing  Fee  and  Master
                                       Servicing   Fee   and   Relief   Act
                                       Reductions) on each Mortgage Loan in
                                       the Mortgage Pool and not previously
                                       advanced  to  the  extent that  such
                                       Advances  are   determined  by   the
                                       Master Servicer to be recoverable.

                                       [With respect  to any  Mortgage Loan
                                       requiring a  balloon payment  on the
                                       maturity date of such Mortgage Loan,
                                       in the event  of default in any such
                                       payment,  the  Master  Servicer will
                                       continue to advance,  subject to the
                                       Master  Servicer's determination  as
                                       to recoverability,  an amount  equal
                                       to interest on the principal balance
                                       of such  Mortgage Loan deemed  to be
                                       due thereon after such default.]

                                       Any  Advance  made   by  the  Master
                                       Servicer or a  servicer with respect
                                       to a  Mortgage Loan  is reimbursable
                                       to  it  as  described  herein  under
                                       "Servicing  of   Mortgage  Loans
                                       Advances."      Under   the  limited
                                       circumstances described  herein, the
                                       Master Servicer will  be entitled to
                                       reimburse  itself  and  any servicer
                                       from   funds  on   deposit   in  the
                                       Certificate      Account      before
                                       distributions are made to holders of
                                       Certificates.]

          [Optional Termination        At its  option, the  Master Servicer
                                       may  purchase  from   the  Pool  all
                                       remaining Mortgage Loans in the Pool
                                       and thereby effect  early retirement
                                       of   the   Certificates,    on   any
                                       Distribution Date on  which the Pool
                                       Principal Balance  is less  than 10%
                                       of the  Cut-off Date  Pool Principal
                                       Balance.   See  "Description  of the
                                       Certificates   Termination; Optional
                                       Termination" herein.]

                                       If the Master Servicer exercises its
                                       If the Master Servicer exercises its
                                       right  to  repurchase   all  of  the
                                       right  to  repurchase   all  of  the
                                       Mortgage  Loans,  the   Certificates
                                       Mortgage  Loans,  the   Certificates
                                       outstanding  at  the  time  of  such
                                       outstanding  at  the  time  of  such
                                       repurchase will  be retired  earlier
                                       repurchase will  be retired  earlier
                                       than  would otherwise  be  the case.
                                       than  would otherwise  be  the case.
                                       See     "Prepayment    and     Yield
                                       Considerations" herein.

          Federal Income
             Tax Consequences          [For  federal  income  tax purposes,
                                       the Pool will be treated  as a "real
                                       estate mortgage  investment conduit"
                                       ("REMIC").  The  Senior Certificates
                                       and  the  Subordinate   Certificates
                                       will constitute  "regular interests"
                                       in the REMIC and  will be treated as
                                       debt  instruments  of  the Pool  for
                                       federal  income  tax  purposes  with
                                       payment  terms  equivalent   to  the
                                       terms of  such   Certificates.   The
                                       Class R Certificates will constitute
                                       the   sole   class    of   "residual
                                       interest" in the  REMIC and will  be
                                       the Class of  Residual Certificates,
                                       as described in the Prospectus.]

                                       Holders of the  Offered Certificates
                                       will  be  required   to  include  in
                                       income interest on such Certificates
                                       in  accordance   with  the   accrual
                                       method of accounting.   The Class  X
                                       Certificates  will,  and  the  other
                                       Classes of Offered Certificates may,
                                       depending on their  respective issue
                                       prices,  be treated  as  having been
                                       issued with original  issue discount
                                       for  federal  income  tax  purposes.
                                       For  further  information  regarding
                                       the federal income  tax consequences
                                       of  investing  in  the Certificates,
                                       see  "Certain  Federal   Income  Tax
                                       Consequences"  herein  and   in  the
                                       Prospectus.

          Legal Investment             The  Senior  Certificates  [and  the
                                       Class    M-1    Certificates]   will
                                       constitute     "mortgage     related
                                       securities"  for  purposes   of  the
                                       Secondary       Mortgage      Market
                                       Enhancement Act  of 1984  ("SMMEA"),
                                       and   as   such,   will   be   legal
                                       investments for certain  entities to
                                       the extent  provided in SMMEA.   See
                                       "Legal     Investment"    in     the
                                       Prospectus.

                                       [It is anticipated that the Class M-
                                       1 Certificates will not  be rated in
                                       one  of   the  two   highest  rating
                                       categories    by     a    nationally
                                       recognized     statistical    rating
                                       organization  and,  therefore,  will
                                       not  constitute   "mortgage  related
                                       securities" for purposes of SMMEA.]

                                       Certain Classes of  Certificates may
                                       be   deemed   "high-risk    mortgage
                                       securities"   as   defined   in  the
                                       supervisory   policy  statement   on
                                       securities  activities  approved  by
                                       the  Federal Financial  Institutions
                                       Examination Council  on December  3,
                                       1991 and adopted  by the Comptroller
                                       of the Currency, the Federal Deposit
                                       Insurance  Corporation, the  Federal
                                       Reserve  Board  and  the  Office  of
                                       Thrift  Supervision.     See  "Legal
                                       Investment" in the Prospectus.

          ERISA Considerations         A fiduciary of  any employee benefit
                                       plan   subject   to   the   Employee
                                       Retirement  Income  Security  Act of
                                       1974, as  amended ("ERISA"),  or the
                                       Internal  Revenue Code  of  1986, as
                                       amended    (the    "Code"),   should
                                       carefully  review  with   its  legal
                                       advisors  whether  the  purchase  or
                                       holding  of  an  Offered Certificate
                                       could  give  rise  to a  transaction
                                       prohibited    or    not    otherwise
                                       permissible under ERISA or the Code.
                                       The Class  M-1 Certificates  may not
                                       be    transferred     except    upon
                                       satisfaction of certain  conditions.
                                       See  "ERISA  Considerations"  herein
                                       and in the Prospectus.

          Certificate Rating           It is a condition to the issuance of
                                       the  Offered  Certificates  that the
                                       Senior Certificates and the Class M-
                                       1 Certificates  be rated by  [ ] and
                                       by [ ] at least as follows:


                                       Class               __________
                                       _____
                                       A-1
                                       X
                                       M-1

                                       See "Ratings" herein.


                                     RISK FACTORS


             Investors should consider the following factors in connection with the purchase of the Certificates.

          Yield and Prepayment Considerations

             The rate of principal payments on the Certificates, the amount of principal and interest payments on the Certificates and the yield to maturity of the Certificates will be directly related to the rate of payments of principal on the Mortgage Loans. The rate of principal payments on the Mortgage Loans will in turn be affected by the amortization schedules of the Mortgage Loans, the rate of principal prepayments (including partial prepayments and
          those  resulting   from  refinancing)   thereon  by   mortgagors,
          liquidations of defaulted Mortgage Loans, repurchases by the Seller of Mortgage Loans as a result of defective documentation
          or  breaches  of  representations  or  warranties   and  optional
          purchase by the Master Servicer of all of the Mortgage Loans in connection with the termination of the Pool. [The Mortgagors may prepay any Mortgage Loan at any time without penalty.]

             The rate of payments (including prepayments) on mortgage loans is influenced by a variety of economic, geographic, social and
          other factors.   If prevailing  rates for similar  mortgage loans
          fall below the Mortgage Rates on the Mortgage Loans, the rate of prepayment would generally be expected to increase. Conversely, if prevailing rates for similar mortgage loans rise above the Mortgage Rates on the Mortgage Loans, the rate of prepayment
          would  generally  be expected  to  decrease.   An  investor  that
          purchases an Offered Certificate at a discount should consider the risk that a slower than anticipated rate of principal payments on the Mortgage Loans will result in an actual yield
          that is lower  than such investor's expected yield.   An investor
          that purchases an Offered Certificate at a premium should consider the risk that a faster than anticipated rate of principal payments on the Mortgage Loans will result in an actual yield that is lower than such investor's expected yield.

             The  timing   of  changes  in   the  rate  of  prepayments  may
          significantly affect an investor's actual yield to maturity, even if the average rate of principal prepayments is consistent with an investor's expectations. In general, the earlier a prepayment of principal of the Mortgage Loans the greater the effect on an
          investor's yield to maturity.   The effect on an investor's yield
          as a result of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during the
          period  immediately   following  the  issuance   of  the  Offered
          Certificates will not be offset by a subsequent like reduction (or increase) in the rate of principal prepayments. The yield on the Class X Certificates will be highly sensitive to the rate and
          timing of prepayments  on the Mortgage  Loans.   A rapid rate  of
          principal prepayments on the Mortgage Loans (as defined below) may have a material negative effect on the yield of the Class X Certificates. Investors must make their own decisions as to the appropriate prepayment assumptions to be used in deciding whether to purchase the Offered Certificates. See "Prepayment and Yield Considerations- Sensitivity of the Class X Certificates" herein.

          Risks of Holding Subordinated Certificates

             The rights of the holders of the Class M-1 Certificates to receive distributions with respect to the Mortgage Loans will be subordinated to such rights of the Senior Certificates and the rights of the holders of the Class B-1 Certificates to receive
          distributions   with  respect  to  the  Mortgage  Loans  will  be
          subordinated to such  rights of the  Senior Certificates and  the
          Class M-1 Certificates.   Delinquencies that are  not advanced by
          or on behalf of the Master Servicer (because the amounts, if advanced, would be nonrecoverable), will adversely affect the
          yield  on  the  Certificates.     Because  of  the  priority   of
          distributions, shortfalls resulting from delinquencies not so advanced will be borne first by the Class B-2 Certificates, second by the Class B-1 Certificates, third by the Class M-1 Certificates and finally by the Senior Certificates.

             The weighted average life of, and the yield to maturity on, the Subordinate Certificates, in decreasing order of their priority of distributions, will be progressively more sensitive to the rate and timing of Mortgagor defaults and the severity of ensuing losses on the Mortgage Loans. If the actual rate and severity of losses on the Mortgage Loans is higher than those assumed by a holder of a Subordinate Certificate, the actual yield to maturity of such Certificate may be lower than the yield
          expected by such holder based on such assumption.   The timing of
          losses on the Mortgage Loans will also affect an investor's actual yield to maturity, even if the rate of defaults and severity of losses over the life of the Mortgage Loans are consistent with such investor's expectations. In general, the earlier a loss occurs the greater the effect on an investor's yield to maturity. Realized Losses on the Mortgage Loans will
          reduce  the   Class  Certificate  Balance   of  the   Subordinate
          Certificates to the extent of any losses allocated thereto without the receipt of cash attributable to such reduction. See "Description of the Certificates--Allocation of Losses" herein.

          Limited  Source  of  Payments -  No  Recourse  to  Seller, Master
            Servicer or Trustee

             The Mortgage Loans are be the sole source of payments on the Certificates. The Certificates do not represent an interest in or obligation of the Seller, the Master Servicer, the Trustee or any of their affiliates, except for limited obligations of the
          Master  Servicer  with   respect  to  certain  breaches   of  its
          representations and warranties and its obligations as Master Servicer. Neither the Certificates nor the Mortgage Loans will be guaranteed by or insured by any governmental agency or instrumentality, the Seller, the Master Servicer, the Trustee or
          any  of  their  affiliates.    Consequently,  in  the event  that
          payments on the Mortgage Loans are insufficient or otherwise unavailable to make all payments required on the Certificates, there will be no recourse to the Seller, the Master Servicer, the Trustee or any of their affiliates.

          Limited Liquidity

             The Underwriter intends to make a secondary market in the Offered Certificates, but has no obligation to do so. There is currently no secondary market in the Offered Certificates and there can be no assurance that such a market will develop or, if it does develop, that it will provide Certificateholders with liquidity of investment or that it will continue for the life of the Certificates.

          Geographic Concentration

             [Approximately [ ]% of the Mortgage Loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by Mortgaged Properties located in the State of California. Property values of residential real estate in California have
          declined in  recent years.   If  the California  residential real
          estate market should continue to experience an overall decline in property values after the dates of origination of the Mortgage Loans, the rates of delinquency, foreclosure, bankruptcy and loss on the Mortgage Loans may be expected to increase, and may increase substantially, as compared to such rates in a stable or improving real estate market.]

             [describe    other    geographic   concentrations    presenting
          significant risks]

          Consequences of Owning Book-Entry Certificates

             Since transactions in the [ ] Certificates (the "Book-Entry Certificates") generally can be effected only through DTC,
          Participants   and  Indirect  Participants,   the  ability  of  a
          Beneficial Owner to pledge Book-Entry Certificates to persons or entities that do not participate in the DTC system, or to otherwise act with respect to such Book-Entry Certificates, may be limited due to the lack of a physical certificate for such Book-Entry Certificates. in addition, under a book-entry format, Beneficial Owners may experience delays in their receipt of payments, since distributions will be made by the Trustee, or a paying agent on behalf of the Trustee, to CEDE & Co., as nominee for DTC. Also, issuance of Book-Entry Certificates in book-entry form may reduce the liquidity thereof in any secondary trading market that may develop therefor because investors may be unwilling to purchase securities for which they cannot obtain
          delivery  of  physical  certificates.   See  "Description  of the
          Certificates Book-Entry Certificates" herein.

                                  THE MORTGAGE POOL

          General

             Certain   information  with  respect  to   the  Mortgage  Loans
          included in the  Mortgage Pool is set  forth below.   [A detailed
          description of such Mortgage Loans on Form 8-K (the "Detailed Description") will be available to purchasers of the Offered Certificates at or before, and will be filed with the Securities and Exchange Commission within fifteen days of, the initial delivery of the Offered Certificates. The Detailed Description will specify the aggregate principal balances of the Mortgage Loans included in the Mortgage Pool as of the Cut-off Date (the "Cut-off Date Pool Principal Balance") and will also include the following information in tabular format regarding such Mortgage
          Loans: years of origination of such Mortgage Loans, the purposes of such Mortgage Loans, the original principal balances of such Mortgage Loans, the outstanding principal balances of such Mortgage Loans as of the Cut-off Date, the Mortgage Rates borne by such Mortgage Loans, the original Loan-to-Value Ratios of such Mortgage Loans, the remaining months to stated maturity of such Mortgage Loans, the types of properties securing such Mortgage Loans and the geographical distribution of such Mortgage Loans by state.] Prior to the Closing Date, Mortgage Loans may be removed
          from  the  Mortgage   Pool  and  other  Mortgage  Loans   may  be
          substituted therefor. The Sponsor believes that the information set forth herein with respect to the Mortgage Pool as presently constituted is representative of the characteristics of the Mortgage Pool as it will be constituted at the Closing Date, although the range of the Mortgage Rates and the maturities and certain other characteristics of the Mortgage Loans in the
          Mortgage Pool may vary.   In no  event will more  than 5% of  the
          Cut-Off Date Pool Principal Balance of the Mortgage Pool deviate from the characteristics of the Mortgage Loans described herein.

             The Mortgage Pool will consist of Mortgage Loans with a Cut-off Date Principal Balance expected to be approximately $[ ]. The Mortgage Loans provide for the amortization of the amount
          financed over  a series  of monthly payments.   All  the Mortgage
          Loans provide for payments due [as of the first day of each month
          (each a "Due Date")].   The Mortgage Loans to be  included in the
          Mortgage Pool were originated or acquired in the normal course of its [mortgage banking business] by the Seller substantially in
          accordance with the  underwriting criteria specified herein.   At
          origination, [substantially all] [specify percentage] of the Mortgage Loans had a stated term to maturity of [ ] years. [Monthly payments made by the Mortgagors on the Mortgage Loans either earlier or later than the related Due Date will not affect the amortization schedule or the relative application of such
          payments to principal and interest.]   [The Mortgagors may prepay
          any Mortgage Loan at any time without penalty.]

             [Other than during the first [six] [twelve] months following origination, during which time each such Mortgage Loan will bear interest at a Mortgage Rate fixed at origination, each Mortgage
          Loan has a Mortgage Rate subject to [semi-annual] [annual] adjustment on the first day of the month specified in the related Mortgage Note (each such date, an "Adjustment Date") to equal the sum, rounded to the nearest [ ]%, of (i) [the weekly average yield on United States Treasury securities adjusted to a constant maturity of one year] [the weekly average of secondary market interest rates on six-month negotiable certificates of deposit] [the London interbank offered rate ("LIBOR") for [three-month] United States dollar deposits] [other indices] (the "Index")[, as published by the Federal Reserve Board in Statistical Release H.15(519) and most recently available as of 45 days prior to the Adjustment Date] [which appears on the Reuters Screen LIBO Page as of [ ], London time, on the first business day of the month prior to the Adjustment Date] and (ii) a fixed percentage amount specified in the related Mortgage Note (the "Gross Margin"); provided, however, that the Mortgage Rate will not increase or decrease by more than the Periodic Rate Cap on any Adjustment
          Date.   All the Mortgage Loans provide that  over the life of the
          Mortgage Loan the Mortgage Rate will in no event be more than the initial Mortgage Rate plus a fixed percentage (such rate, the "Maximum Rate"). [In addition, each Mortgage Loan provides that in no event will the Mortgage Rate be less than the initial Mortgage Rate (such rate, the "Minimum Rate").] Effective with the first payment due on a Mortgage Loan after each related Adjustment Date, the monthly payment will be adjusted to an amount which will fully amortize the outstanding principal
          balance  of   the  Mortgage   Loan  over   its  remaining   term.
          [Approximately [ ]% of the Mortgage Loans were originated with a Mortgage Rate less than the sum of the then-applicable Index and Gross Margin, rounded as described herein.] If the Index ceases to be published or is otherwise unavailable, the Master Servicer
          will   select  an  alternative   index  for  mortgage   loans  on
          single-family  residential  properties,   based  upon  comparable
          information, over which it has no control and which is readily verifiable by mortgagors.]

             [Each Mortgage Loan was originated on or after [date], [and has an initial Adjustment Date on or before [date]].

             The latest date on which any Mortgage Loan matures is [date]. The earliest stated maturity date of any Mortgage Loan is [date].

             [As of the Cut-off Date, no Mortgage Loan was delinquent more than 30 days.]

             [None] of the Mortgage Loans will be subject to any buydown agreement.

             No Mortgage  Loan will  have a  Loan-to-Value Ratio  as of  the
          Cut-off  Date of  more than [  ]%.   The weighted average  of the
          Loan-to-Value Ratios as of the Cut-off Date of the Mortgage Loans
          was approximately [ ]%.   Each Mortgage Loan with a Loan-to-Value
          Ratio as of the Cut-off Date of greater than 80% will be covered by a primary mortgage guaranty insurance policy issued by a mortgage insurance company approved by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which policy will provide coverage in an amount equal to the excess of the original principal balance of the related Mortgage Loan plus accrued interest thereon and related foreclosure expenses in excess of 75% of the value of the
          related Mortgaged Property.   No such primary  mortgage insurance
          policy will be required with respect to any such Mortgage Loan after the date on which the related Loan-to-Value Ratio is less than 80%.

             The "Loan-to-Value Ratio" of a Mortgage Loan at any given time is a fraction, expressed as a percentage, of the principal balance of the Mortgage Loan at origination to the original value of the Mortgaged Property (i.e., the value at origination based upon an appraisal or the selling price, whichever is less, or in the case of certain refinancings, the value set forth in an
          appraisal).   No  assurance can  be given  that the value  of any
          Mortgaged Property has remained or  will remain at the level that
          existed  on the  appraisal or  sales date.   If  residential real
          estate values generally or in a particular geographic area decline, the Loan-to-Value Ratios might not be a reliable indicator of the rates of delinquencies, foreclosures and losses that could occur with respect to such Mortgage Loans.

             [None of the Mortgage Loans is insured by any primary mortgage guaranty insurance policy.]

             [No] Mortgage Loan provides for deferred interest or negative amortization. Approximately [ ]% and [ ]% (by Cut-off Date Pool Principal Balance) will be secured by Mortgaged Properties
          located in [ ]   and [ ], respectively.   Except as indicated  in
          the preceding sentence no more than approximately [ ]% of the Mortgage Loans will be secured by Mortgaged Properties located in any one state. No more than approximately [ ]% of the Mortgage Loans (by principal balance as of the Cut-off Date) will be secured by Mortgaged Properties located in any one postal zip code area.

             [The first and last date on which any Convertible Mortgage Loan is convertible from an adjustable Mortgage Rate to a fixed Mortgage Rate is [date] and [date], respectively.]

             The following information sets forth in tabular format certain information, as of the Cut-off Date, as to the Mortgage Loans. Percentages (approximate) are stated by principal balance as of the Cut-off Date.


                               MORTGAGE LOAN STATISTICS

                                                             Mortgage Pool
                                                             _____________


          Number of Mortgage Loans  . . . . . . . . . .
          Cut-off Date Pool Principal Balance . . . . .       $
           [Rate Adjustment Frequency:] . . . . . . . .
            [6 months]  . . . . . . . . . . . . . . . .            %
            [12 months] . . . . . . . . . . . . . . . .            %
            [24 months] . . . . . . . . . . . . . . . .            %
            [36 months] . . . . . . . . . . . . . . . .            %
            [60 months] . . . . . . . . . . . . . . . .            %
          [Payment Adjustment Frequency:] . . . . . . .
            [6 months]  . . . . . . . . . . . . . . . .            %
            [12 months] . . . . . . . . . . . . . . . .            %
            [24 months] . . . . . . . . . . . . . . . .            %
            [36 months] . . . . . . . . . . . . . . . .            %
            [60 months] . . . . . . . . . . . . . . . .            %
          [Convertible Mortgage Loans . . . . . . . . .            %]
          Original Principal Balance:
            Ranges  . . . . . . . . . . . . . . . . . .       $    to $
            Average . . . . . . . . . . . . . . . . . .               $
          Original Term to Stated Maturity:
            Ranges  . . . . . . . . . . . . . . . . . .         to months
            Weighted Average  . . . . . . . . . . . . .           months
          Remaining Months to Stated Maturity:
            Ranges  . . . . . . . . . . . . . . . . . .         to months
            Weighted Average  . . . . . . . . . . . . .           months
          Mortgage Rate:
            Ranges  . . . . . . . . . . . . . . . . . .          % to     %
            Weighted Average  . . . . . . . . . . . . .                   %
          [Net Mortgage Rate:]
            Ranges  . . . . . . . . . . . . . . . . . .           % to    %
            Weighted Average  . . . . . . . . . . . . .                   %
          [Gross Margin:]
            Ranges  . . . . . . . . . . . . . . . . . .           % to    %
            Weighted Average  . . . . . . . . . . . . .                   %
          [Weighted Average Months to Next Rate
                  . . . . . . . . . . . . . . . . . . .       Not more than
            Adjustment Date]  . . . . . . . . . . . . .           months
          [Periodic Rate Cap:]
            Ranges  . . . . . . . . . . . . . . . . . .
            Weighted Average  . . . . . . . . . . . . .
          [Maximum Rate:]
            Ranges  . . . . . . . . . . . . . . . . . .          % to    %
            Weighted Average  . . . . . . . . . . . . .                  %
          [Minimum Rate:]
            Ranges  . . . . . . . . . . . . . . . . . .          % to    %
            Weighted Average  . . . . . . . . . . . . .                  %
          Expense Fees:
            Ranges  . . . . . . . . . . . . . . . . . .          % to    %
            Weighted Average  . . . . . . . . . . . . .                  %
          Primary Residences  . . . . . . . . . . . . .       At least   %
          Investment Properties . . . . . . . . . . . .     No more than %
          Second Homes  . . . . . . . . . . . . . . . .     No more than %
          Single-family Detached Residences . . . . . .       At least   %
          Condominiums  . . . . . . . . . . . . . . . .     No more than %
          Planned Unit Developments or De Minimis
            Planned Unit Developments . . . . . . . . .     No more than %
          Located in [ ]  . . . . . . . . . . . . . . .     No more than %
          Number of Other States* . . . . . . . . . . .     No more than %
          Two- to Four-Family Residences  . . . . . . .     No more than %
          Purchase Money Mortgage Loans . . . . . . . .      At least    %
          Rate/Term Refinancing Mortgage Loans  . . . .     No more than %
          Cash Out Refinance Mortgage Loans . . . . . .     No more than %
          Limited Documentation . . . . . . . . . . . .     No more than %
          No Asset and/or Income Certificate  . . . . .     No more than %]
          ________________

          * No more than 5% of the Mortgage Loans (by aggregate principal balance as of the Cut-off Date) are secured by Mortgaged Properties in such states.


          Assignment of the Mortgage Loans

             Pursuant to the Pooling Agreement, the Sponsor on the Closing Date will sell, transfer, assign, set over and otherwise convey without recourse to the Trustee in trust for the benefit of Certificateholders all right, title and interest of the Sponsor in and to each Mortgage Loan and all right, title and interest in and to all other assets included in the Pool, including all principal and interest received by the Master Servicer on or with respect to the Mortgage Loans after the Cut-off Date (to the extent not applied in computing the Cut-off Date Pool Principal Balance), exclusive of interest accruing thereon prior to the Cut-off Date.

             In connection with such transfer and assignment, the Sponsor will deliver or cause to be delivered, with respect to each Mortgage Loan, to the Trustee, or a custodian for the Trustee, among other things, the original loan agreement or promissory note (the "Mortgage Note") (and any modification or amendment thereto) endorsed without recourse to the order of the Trustee (or its nominee) showing an unbroken chain of endorsements from the original payee thereof to the Person endorsing it to the Trustee, the original agreement or instrument creating a first lien on the related Mortgaged Property (the "Mortgage") with evidence of recording indicated thereon, the assignment (which may be in the form of a blanket assignment if permitted) to the Trustee of the Mortgage with evidence of recording in the name of
          the  Trustee   thereon  and,   if  applicable,   any  riders   or
          modifications to such Mortgage Note and Mortgage (collectively, the "Mortgage File"). Where the original Mortgage or assignment has been delivered to the recording office and has not yet been returned, the Sponsor may deliver or cause to be delivered a true copy thereof with a certification by the Master Servicer, or if the original Mortgage or assignment has been lost or destroyed, the Sponsor may deliver or cause to be delivered photocopies of such documents containing an original certification by the judicial or other governmental authority of the jurisdiction where such documents were recorded. Assignments of the Mortgage Loans to the Trustee (or its nominee) will be recorded in the appropriate public office for real property records, except in states where, in the opinion of counsel acceptable to the Trustee, such recording is not required to protect the Trustee's
          interests   in  the  Mortgage  Loan  against  the  claim  of  any
          subsequent transferee or any successor to or creditor of the Sponsor or the Seller.

             The Trustee will review each Mortgage File within 90 days of the Closing Date (or promptly after the Trustee's receipt of any document permitted to be delivered after the Closing Date) and if any such document is found to be defective in a material respect and the Seller does not cure such defect within 90 days (or 270 days where the defect relates solely to the inability of the Master Servicer to deliver the original or certified copy of the Mortgage or assignment) of notice thereof from the Trustee, the Seller following delivery of the opinion referred to below, will on the Distribution Date in the month following the expiration of such 90 days (or 270 days) either (i) repurchase the related Mortgage Loan (or any property acquired in respect thereof) at a price equal to 100% of the unpaid principal balance of such Mortgage Loan plus accrued and unpaid interest on such principal balance at the related Net Mortgage Rate less any unreimbursed Advances made with respect thereto, or (ii) during a limited period of time after the Closing Date as specified in the Pooling Agreement and upon satisfaction of the conditions set forth in the Pooling Agreement, substitute an Eligible Substitute Mortgage Loan (as defined in the Pooling Agreement) meeting the criteria
          specified  in  the   Pooling  Agreement.    This   repurchase  or
          substitution obligation constitutes the sole remedy available to Certificateholders or the Trustee for a material defect in a
          constituent document.   The Sponsor will make  no representations
          and warranties with respect to the Mortgage Loans and will have no obligation to purchase or substitute for a Mortgage Loan with
          deficient documentation or  which is otherwise defective.   Prior
          to any such repurchase or substitution, the Seller shall deliver an opinion of counsel to the Trustee to the effect that such
          repurchase  or  substitution   will  not  (i)  give   rise  to  a
          "prohibited transaction"  under Section  860F(A)(2) of  the Code,
          (ii) be deemed a contribution to the Pool after the "start-up date" that would give rise to the tax specified under Section 860G(a)(1) of the Code or (iii) adversely affect the status of
          the Pool as  a REMIC.   Any  such substitution  or purchase  that
          otherwise would have been required but for the inability to deliver the opinion referred to above will not be permitted until such opinion is delivered.


                            SERVICING OF MORTGAGE LOANS

          [Headlands Mortgage Company

             Headlands Mortgage Company ("Headlands") is a California corporation which was organized in 1981. Headlands is engaged in the mortgage banking business, which consists of the origination, acquisition, sale and servicing of residential mortgage loans secured by one- to four-unit family residences, and the purchase and sale of mortgage servicing rights.

             Headlands is headquartered in Northern California, and has production branches in California, Washington, Oregon, Nevada, Idaho, Florida, New Jersey and Arizona. Loans are originated primarily on a wholesale basis, through a network of independent mortgage loan brokers approved by Headlands.

             Headland's executive offices are located at 1100 Larkspur Landing Circle, Suite 101, Larkspur, CA 94939.

          Underwriting Standards

             All of the Mortgage Loans were originated or acquired by Headlands. Headlands originates and purchases "conventional non-conforming mortgage loans" (i.e., loans which are not insured by the Federal Housing Authority ("FHA") or partially guaranteed by the Veterans Administration ("VA") or which do not qualify for sale to FNMA or FHLMC) secured by first liens on one- to four-family residential properties. These loans typically differ from those underwritten to the guidelines established by FNMA, FHLMC and the Government National Mortgage Association ("GNMA") primarily with respect to original principal balances, loan-to-value ratios, borrower income, required documentation, interest rates, borrower occupancy of the mortgaged property and/or property types. To the extent that these programs reflect underwriting standards different from those of FNMA, FHLMC and GNMA, the performance of loans made thereunder may reflect higher delinquency rates and/or credit losses.

             All mortgage loans originated or acquired by Headlands are underwritten by Headlands according to its credit, appraisal and underwriting standards. Such underwriting standards (the "Underwriting Standards") are applied to evaluate the prospective borrower's credit standing and repayment ability and the value and adequacy of the mortgaged property as collateral. These standards are applied in accordance with applicable federal and state laws and regulations. Exceptions to the Underwriting Standards are permitted where compensating factors are present.

             Headlands'   Underwriting  Standards   for  purchase  money  or
          rate/term refinance loans secured by one- to two-family primary residences generally allow Loan-to-Value Ratios at origination of up to 95% for mortgage loans with original principal balances of up to $400,000, up to 90% for mortgage loans secured by one- to four-family, primary residences with original principal balances of up to $400,000, up to 85% for mortgage loans with original principal balances of up to $500,000 and up to 80% for mortgage loans with original principal balances up to $650,000. Headlands
          may   acquire  mortgage  loans  with  principal  balances  up  to
          $3,000,000 ("super jumbos") if the loan is secured by the borrower's primary residence. The Loan-to-Value Ratio for super
          jumbos generally  may not  exceed 60%.   For cash-out  refinance
          loans, the maximum Loan-to-Value Ratio generally is 80%, and the maximum "cash out" amount permitted is based in part on the original amount of the related mortgage loan.

             Headlands' Underwriting Standards for mortgage loans secured by investment properties generally allow Loan-to-Value Ratios at origination of up to 90% for mortgage loans with original
          principal  balances  up  to  $250,000.   Headlands'  Underwriting
          Standards permit mortgage loans secured by investment properties to have higher original principal balances if they have lower Loan-to-Value Ratios at origination.

             For  each   mortgage  loan  with   a  Loan-to-Value   Ratio  at
          origination exceeding 80%, Headlands generally requires a primary mortgage insurance policy insuring a portion of the balance of the mortgage loan at least equal to the product of the original principal balance of such mortgage loan and a fraction, the numerator of which is the excess of the original principal balance of such mortgage loan over 75% of the lesser of the appraised value and selling price of the related mortgage property and the denominator of which is the original principal balance of the related mortgage loan plus accrued interest
          thereon  and related  foreclosure  expenses.    No  such  primary
          mortgage insurance policy will be required with respect
          to any such mortgage loan after the date on which the related Loan-to-Value Ratio decreases to 80% or less or, based upon a new appraisal, the principal balance of such mortgage loan represents
          80%  or less  of the new  appraised value.   All of  the insurers
          which have  issued primary mortgage insurance  policies
          with  respect  to the  Mortgage  Loans  meet  FNMA's  or  FHLMC's
          standards or are  acceptable to the Rating Agencies.   In certain
          circumstances,  however,  Headlands   does  not  require  primary
          mortgage  insurance  on mortgage  loans  with principal
          balances  up to $500,000 that have Loan-to-Value Ratios exceeding
          80%  but less  than  or equal  to  85%.   All  residences  except
          cooperatives and certain high-rise condominium dwellings are eligible for this program. Each qualifying mortgage loan will be made at an interest rate that is higher than the rate would be if the Loan-to-Value Ratio was 80% or less or if primary mortgage insurance was obtained. Under such circumstances, the Certificateholders will not have the benefit of primary mortgage insurance coverage.

             In determining whether a prospective borrower has sufficient monthly income available (i) to meet the borrower's monthly obligation on the proposed mortgage loan and (ii) to meet monthly housing expenses and other financial obligations including the borrower's monthly obligations on the proposed mortgage loan, Headlands generally considers, when required by the applicable documentation program, the ratio of such amounts to the proposed borrower's acceptable stable monthly gross income. Such ratios vary depending on a number of underwriting criteria, including Loan-to-Value Ratios, and are determined on a loan-by-loan basis.

             Headlands also examines a prospective borrower's credit report. Generally, each credit report provides a credit score for the borrower. Credit scores generally range from 350 to 850 and are
          available from three major credit bureaus:   Experian
          (formerly, TRW Information Systems and Services), Equifax and Trans Union. Headlands attempts to obtain for each borrower a credit score from each credit bureau. If three credit scores are obtained, Headlands applies the middle score of the primary wage earner. If two scores are obtained, Headlands applies the lower score of the primary wage earner. These scores estimate, on a relative basis, which loans are most likely to default in the future. Lower scores imply higher default risk relative to a higher score. Credit scores are empirically derived from historical credit bureau data and represent a numerical weighing of a borrower's credit characteristics over a two-year period. A credit score is generated through the statistical analysis of a number of credit-related characteristics or variables. Common characteristics include number of credit lines (trade lines), payment history, past delinquencies, severity of delinquencies, current levels of indebtedness, types of credit and length of credit history. Attributes are the specific values of each characteristic. A scorecard (the model) is created with weights or points assigned to each attribute. An individual loan applicant's credit score is derived by summing together the attribute weights for that applicant.

             Headlands  originates  and  acquires  loans  which  have   been
          underwritten  under one  of five  documentation  programs:   full
          documentation, alternative documentation, limited documentation, no ratio loan documentation and no income/no asset verification.

             Under   full   documentation,   the   prospective    borrower's
          employment,  income and assets  are verified through  written and
          telephonic  communications.   Alternative documentation  provides
          for alternative methods of employment verification generally using W-2 forms or pay stubs. Generally, under the full documentation program, a prospective borrower is required to have a minimum credit score of 620 and under the alternative documentation program, a minimum credit score of 640.

             Under the limited documentation program, more emphasis is placed on the value and adequacy of the mortgaged property as collateral and other assets of the borrower than on credit
          underwriting.   Mortgage  loans  underwritten using  the  limited
          documentation program are limited to borrowers with credit histories that demonstrate an established ability to repay
          indebtedness   in  a   timely  fashion.      Under  the   limited
          documentation program, a prospective borrower is required to have
          a minimum credit score of 640.   Under the  limited documentation
          program, certain credit underwriting documentation concerning income or income verification and/or employment verification is waived. Loans originated and acquired with limited documentation include cash-out refinance loans, super jumbos and mortgage loans secured by investor-owned properties. Permitted maximum Loan-to-Value Ratios (including secondary financing) under the limited
          documentation   program,  which  range   up  to  80%,   are  more
          restrictive   than   mortgage   loans    originated   with   full
          documentation or alternative documentation.

             Under the  no ratio loan  documentation program,  income ratios
          for the prospective borrower are not calculated.   Mortgage loans
          underwritten using the no ratio loan documentation program have Loan-to-Value Ratios less than or equal to 80% and meet the standards for the limited documentation program. A minimum credit score of 680 is required for this program.

             Under the no income/no asset verification program, emphasis is placed on the value and adequacy of the mortgaged property as collateral and credit history rather than on verified income and
          assets of the  borrower.   Mortgage loans  underwritten under  no
          income/no asset verification are limited to borrowers with excellent credit histories. A minimum credit score of 680 is required for this program. Under the no income/no asset
          verification   program,  credit   underwriting    documentation
          concerning income, employment verification and asset verification is waived and income ratios are not calculated. The maximum permitted Loan-to-Value Ratio under the no income/no asset verification program is 75%.

             Headlands generally performs a pre-funding audit on each mortgage loan. This audit includes a review for compliance with applicable underwriting program guidelines and accuracy of the
          credit  report and phone  verification of employment.   Headlands
          performs a post-funding quality control review on a minimum of 4% of the mortgage loans originated or acquired for complete re-verification of employment, income and liquid assets used to
          qualify  for  such  mortgage  loan.   Such  review  also includes
          procedures   intended   to   detect    evidence   of   fraudulent
          documentation and/or imprudent activity during the processing, funding, servicing or selling of the mortgage loan. Verification of occupancy and applicable information is made by regular mail.

             One- to four-family residential properties are appraised by qualified independent appraisers who are approved by Headlands. All appraisals are required to conform to the Uniform Standards of Professional Appraisal Practice adopted by the Appraisal Standards Board of the Appraisal Foundation and must be on forms
          acceptable to FNMA and FHLMC.   As part of Headlands' pre-funding
          quality control procedures, either field or desk appraisal reviews are obtained on 10% of all mortgage loans.

          Servicing Overview

             Headlands (in its capacity as master servicer) will act as master servicer for the Mortgage Loans pursuant to the Agreement. [All of the Mortgage Loans are serviced by Headlands.]

             As of September 30, 1997, Headlands' mortgage loan servicing portfolio consisted of 36,985 one- to four-family residential mortgage loans with an aggregate principal balance of $4.0
          billion.   Headlands' primary source of mortgage servicing rights
          is from mortgage loans originated through mortgage brokers.

             Headlands' Servicing Center was established in January 1994. As of September 30, 1997, it had a staff of 63 employees. Prior to January 1994, Headlands' servicing portfolio was subserviced by a third party.

             Mortgage loan servicing includes collecting payments from borrowers and remitting those funds to investors, accounting for mortgage loan principal and interest, reporting to investors, holding custodial funds for payment of mortgage and mortgage related expenses such as taxes and insurance, advancing funds to cover delinquent payments, inspecting foreclosures and property disposition in the event of unremedied defaults, and otherwise administering the mortgages.

             The following table summarizes the delinquency experience including pending foreclosures on residential mortgage loans (including home equity loans) originated or acquired as part of Headlands' mortgage banking operations and included in Headlands' servicing portfolio at the dates indicated. As of December 31, 1995 and 1996, and September 30, 1997, the total principal balance of loans serviced by Headlands was (in billions) $4.149, $4.387, and $4.003, respectively.

             Delinquencies and foreclosures generally are expected to occur more frequently after the first full year of the life of mortgage loans. Accordingly, because a large number of mortgage loans serviced by Headlands have been recently originated, the current level of delinquencies and foreclosures may not be representative of the levels which may be experienced over the lives of such
          mortgage  loans.     If  the   volume  of  Headlands'   new  loan
          originations and acquisitions does not continue to grow at the rate experienced in recent years, the levels of delinquencies and
          foreclosures  as   percentages  of   the  portfolio  could   rise
          significantly above the rates indicated in the following table.


                                      December 31,
                          _________________________________________

                         	          1995          	1996                               1997
                                       ___________    	      ___________                       ___________

					Percent of			Percent of			Percent of
			Number		Servicing	Number		Servicing	Number 		Servicing
			of Loans	Portfolio	of Loans	Portfolio	of Loans	Portfolio
			--------	---------	--------	---------	---------       ---------

Total Portfolio*	27,261		100%		34,363		100%		36,985		100%

Period of Delinquency:
    30-59 days		   280		1.0%		   466		1.4%		   355		1.0%
    60-89 days		    62		0.2%		    43		0.1%		    49		0.1%
    90 days or more	    47		0.2%		    14		0.0%		    48		0.1%

Total Delinquencies
(excluding Foreclosures)   389		1.4%		   523		1.5%		   452		1.2%

Foreclosures Pending	   145		0.5%		   197		0.6%		    96		 .3%


 __________________
 * The total loans in portfolio have been reduced by the number of loans which are pending service release or have been foreclosed.
**     Percentages may not total properly due to rounding.

[Discuss reasons for variations in delinquency and foreclosure experience, if any.]

             There can be no  assurance that the delinquency and foreclosure
          experience  of  the   Mortgage  Loans  will  correspond   to  the
          delinquency and foreclosure experience of the servicing portfolio
          of Headlands set  forth in the foregoing tables.   The statistics
          shown above represent the respective delinquency and foreclosure experiences only at the dates presented, whereas the aggregate delinquency and foreclosure experience on the Mortgage Loans will
          depend on the  results obtained over the  life of the Pool.   The
          servicing portfolio includes mortgage loans with a variety of payment and other characteristics (including geographic location) which are not necessarily representative of the payment and other characteristics of the Mortgage Loans. The servicing portfolio includes mortgage loans underwritten pursuant to guidelines not necessarily representative of those applicable to the Mortgage Loans. It should be noted that if the residential real estate market should experience an overall decline in property values, the actual rates of delinquencies and foreclosures could be higher than those previously experienced by Headlands or First
          California.   In addition, adverse economic conditions may affect
          the timely payment by mortgagors of scheduled payments of principal and interest on the Mortgage Loans and, accordingly, the actual rates of delinquencies and foreclosures with respect to the Mortgage Loans.

          [Servicing Compensation and Payment of Expenses

             The Expense Fees with respect to the Mortgage Pool are payable out of the interest payments on each Mortgage Loan. The Expense Rate in respect of each Mortgage Loan will be at least [ ]% per annum and not more than [ ]% per annum of the Principal Balance of such Mortgage Loan. The Expense Fees consist of (a) servicing compensation payable to the Master Servicer in respect of its master servicing activities (the "Master Servicing Fee"), [(b) servicing and other related compensation payable to the Master Servicer in respect of its servicing activities (the "Servicing Fee")] and (c) certain credit support fees and fees paid to the Trustee. The Master Servicing Fees will be [ ]% per annum of the Principal Balance of each Mortgage Loan and the Servicing Fee will be [ ]% per annum of the Principal Balance of each Mortgage Loan. The Master Servicer is obligated to pay certain ongoing expenses associated with the Pool and incurred by the Master
          Servicer in connection with its responsibilities under the Pooling Agreement and such amounts will be paid by the Master
          Servicer out  of the  Master Servicing Fee.   [The amount  of the
          Master Servicing Fee is subject to adjustment with respect to prepaid Mortgage Loans, as described herein under " Adjustment to the Master Servicing Fee in Connection with Prepaid Mortgage
          Loans."]   [The Master Servicer  is also entitled to  receive all
          late payment fees, assumption fees and other similar charges and all reinvestment income earned on amounts on deposit in the Certificate Account and Distribution Account.]

          [Adjustment  to Master Servicing  Fee in Connection  with Prepaid

          Mortgage Loans

             When a Mortgage Loan is prepaid between Due Dates, the borrower is required to pay interest on the amount prepaid only
          to  the  date of  prepayment  and  not thereafter.    Prepayments
          received  during  a   calendar  month  will  be   distributed  to
          Certificateholders  on   the  Distribution  Date  in   the  month
          following the month of receipt. Pursuant to the Agreement, the Master Servicing Fee for any month will be reduced by an amount with respect to each such Mortgage Loan sufficient to pass through to the Pool on such Distribution Date an amount equal to 30 days' interest at the Net Mortgage Rate for each such Mortgage Loan. Any such shortfalls in interest as a result of prepayments in excess of the amount of the Master Servicing Fee for a month will reduce the amount of interest available to be distributed to Certificateholders from what would have been the case in the
          absence  of   such  prepayments.     See   "Description  of   the
          Certificates   Interest" herein.]

          [Advances

             Subject to the following limitations,  the Master Servicer will
          be  required  to  advance  four   business  days  prior  to  each
          Distribution Date [occurring on or before the Distribution Date in [ ] from its own funds or funds in the Certificate Account that do not constitute Available Funds for such Distribution Date, in an amount equal to the aggregate of payments of principal and interest (adjusted to the applicable Net Mortgage
          Rate) which were due on the related Due Date and which were delinquent on the related Determination Date, together with an amount equivalent to interest on each Mortgaged Property acquired by the Master Servicer through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan ("REO Property") (any such advance, an "Advance").]

             Advances are intended to maintain a regular flow of scheduled interest and principal payments on the Certificates rather than to guarantee or insure against losses. The Master Servicer is obligated to make Advances with respect to delinquent payments of principal of or interest on each Mortgage Loan (with such payments of interest adjusted to the related Net Mortgage Rate), other than those resulting from a Relief Act Reduction, to the extent that the Master Servicer determines that such Advances are recoverable from future payments and collections or insurance payments or proceeds of liquidation of the related Mortgage Loan. If the Master Servicer determines on any Determination Date to
          make  an  Advance,  such  Advance  will  be   included  with  the
          distribution to Certificateholders on the related Distribution Date. Any failure by the Master Servicer to make an Advance as required under the Agreement with respect to the Certificates will constitute an Event of Default thereunder, in which case the Trustee or the successor servicer will be obligated to make any such Advance, in accordance with the terms of the Agreement.]

                           DESCRIPTION OF THE CERTIFICATES

          General

             The Certificates will be issued pursuant to a Pooling and Servicing Agreement, dated as of [ ] (the "Pooling Agreement"), among the Sponsor, the Seller, the Master Servicer and the
          Trustee.   The form  of Pooling  Agreement has  been filed as  an
          exhibit to  the Registration  Statement of  which the  Prospectus
          Supplement  and the Prospectus  is a  part.   The following  is a
          summary of the material terms of the Offered Certificates. Reference is made to the Prospectus for important additional information regarding the terms and conditions of the Pooling
          Agreement  and the Certificates.   When particular  provisions or
          terms used in the Pooling Agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference.

             The Mortgage Pass-Through Certificates, Series [199_-_] (the "Certificates") will consist of the Class A-1 Certificates and the Class X Certificates (the "Class A-1 Certificates" and the "Class X Certificates," respectively, and collectively, the
          "Senior   Certificates"),    three   classes    of   subordinated
          certificates (the "Class M-1 Certificates," the "Class B-1 Certificates" and the "Class B-2 Certificates," respectively and collectively, the "Subordinate Certificates"), and the Class R
          Certificates  (the  "Residual Certificates").    Only  the Senior
          Certificates  and   the  Class  M-1  Certificates  (the  "Offered
          Certificates") are offered hereby.

             The Senior Certificates in the aggregate will evidence an initial beneficial ownership interest of approximately [ ]% in the Pool, the Class M-1 Certificates in the aggregate will evidence approximately [ ]% of the undivided interest in the principal balance of the Pool and the Class B-1 and Class B-2 Certificates evidence in the aggregate the remaining [ ]% undivided interest in the principal balance of the assets in the Pool. The Class X Certificates will have no principal balance, are entitled only to a portion of the interest on the Mortgage Loans and are not entitled to any distributions of principal. The Residual Certificates will not have a Class Certificate Balance and will not bear interest.

             The  Class A-1  Certificates will  be issuable  in [book-entry]
          [fully registered] form only. [The Class A-1 Certificates will be issued in minimum dollar denominations of $[ ] and integral multiples of $[ ] in excess thereof.] The Class X [and Class M-1] Certificates will be issued in fully registered certificated form in minimum dollar denomination of $[ ] and integral
          multiples  of $[ ]  in excess thereof.   A single  certificate of
          each Class may be issued in any amount in excess of the minimum denomination.

          Book-Entry Certificates

             The Offered Certificates will be book-entry Certificates (the "Book-Entry Certificates"). The Book-Entry Certificates will be issued in one or more certificates which equal the aggregate principal balance of each such Class of Offered Certificates which will be held by a nominee of The Depository Trust Company (together with any successor depository selected by the Sponsor,
          the  "Depository").    Beneficial  interests  in  the  Book-Entry
          Certificates will be indirectly held by investors through the book-entry facilities of the Depository, as described herein. Investors may hold such beneficial interests in the Book-Entry Certificates in minimum denominations of $1,000 and in integral
          multiples   in  excess  thereof,   except  that   one  Book-Entry
          Certificate of each such Class may  be issued in an amount  which
          is not  an integral  multiple of  $1,000.   The Sponsor  has been
          informed by the  Depository that its nominee  will be CEDE &  Co.
          ("CEDE").   Accordingly,  CEDE is  expected to  be the  holder of
          record  of  the  Book-Entry Certificates.    Except  as described
          below, no person acquiring a Book-Entry Certificate (each, a "beneficial owner") will be entitled to receive a physical
          certificate   representing   such  Certificate   (a   "Definitive
          Certificate").

             The beneficial owner's ownership of a Book-Entry Certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the beneficial owner's
          account for such purpose.   In turn, the Financial Intermediary's
          ownership of such Book-Entry Certificate will be recorded on the records of the Depository (or of a participating firm that acts as agent for the Financial Intermediary, whose interests will in turn be recorded on the records of the Depository, if the beneficial owner's Financial Intermediary is not a Depository participant). Therefore, the beneficial owner must rely on the foregoing procedures to evidence its beneficial ownership of a
          Book-Entry  Certificate.   Beneficial  ownership of  a Book-Entry
          Certificate  may only  be  transferred  by  compliance  with  the
          procedures  of  such  Financial   Intermediaries  and  Depository
          participants.

             The Depository is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "Clearing Corporation" within the meaning of the Uniform Commercial Code as in effect in the State of New York and a "Clearing Agency" registered pursuant to Section 17A of the
          Securities  Exchange Act  of 1934,  as amended.   The  Depository
          performs services for its participants, some of which (and/or their representatives) own the Depository. In accordance with its normal procedures, the Depository is expected to record the
          positions held   by each Depository participant in the Book-Entry
          Certificates, whether  held for its  own account or as  a nominee
          for  another person.   In general, beneficial  ownership of Book-
          Entry Certificates will be subject to the rules, regulations and procedures governing the Depository and Depository participants as in effect from time to time.

             Distributions on  the Book-Entry Certificates  will be  made on
          each Distribution  Date by  the Trustee to  the Depository.   The
          Depository  will be responsible for  crediting the amount of such
          payments   to   the  accounts   of   the   applicable  Depository
          participants   in  accordance   with   the  Depository's   normal
          procedures.   Each Depository participant will be responsible for
          disbursing such payments to the beneficial owners of the Book-Entry Certificates that it represents and to each Financial
          Intermediary for  which it  acts as agent.   Each  such Financial
          Intermediary  will be  responsible for  disbursing  funds to  the
          beneficial  owners  of   the  Book-Entry  Certificates  that   it
          represents.

             Under a book-entry format, beneficial owners of the Book-Entry Certificates may experience some delay in their receipt of payments, since such payments will be forwarded by the Trustee to CEDE. Because the Depository can only act on behalf of Financial Intermediaries, the ability of a beneficial owner to pledge Book-Entry Certificates to persons or entities that do not participate in the Depository system, or otherwise take actions in respect of such Book-Entry Certificates, may be limited due to the lack of
          physical  certificates  for  such  Book-Entry  Certificates.   In
          addition, issuance of the Book-Entry Certificates in book-entry form may reduce the liquidity of such Certificates in the
          secondary  market  since  certain  potential  investors  may   be
          unwilling to purchase Certificates for which they cannot obtain physical certificates.

             None of the Sponsor, the Master Servicer or the Trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the Book-Entry Certificates held by CEDE, as nominee for DTC, or for maintaining, supervising or reviewing any records relating to
          such  beneficial  ownership  interests.   In  the  event  of  the
          insolvency  of the  Depository, a  Depository  participant or  an
          indirect  Depository   participant  in   whose  name   Book-Entry
          Certificates are registered, the ability of the Beneficial Owners of such Book-Entry Certificates to obtain timely payment may be impaired.

             Unless and until Definitive Certificates are issued, it is anticipated that the only "Certificateholder" of the Book-Entry
          Certificates   will  be  CEDE,  as  nominee  of  the  Depository.
          Beneficial  owners of  the Book-Entry  Certificates  will not  be
          Certificateholders,  as  that   term  is  used  in   the  Pooling
          Agreement.   Beneficial owners are only permitted to exercise the
          rights   of  Certificateholders   indirectly  through   Financial
          Intermediaries and the Depository. Monthly and annual reports on the Pool provided by the Master Servicer to CEDE, as nominee of the Depository, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting the Depository, and to the Financial
          Intermediaries  to  whose   Depository  accounts  the  Book-Entry
          Certificates of such beneficial owners are credited.

             The Depository  has advised the Sponsor  and the Trustee  that,
          unless  and  until  Definitive   Certificates  are  issued,   the
          Depository  will take  any action  permitted to  be taken  by the
          holders  of   the  Book-Entry  Certificates  under   the  Pooling
          Agreement  only  at  the  direction  of  one  or  more  Financial
          Intermediaries  to  whose  Depository  accounts  the   Book-Entry
          Certificates are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Certificates.

             Definitive Certificates will be issued to beneficial owners of the Book-Entry Certificates, or their nominees, rather than to the Depository, only if (a) the Depository or the Sponsor advises the Trustee in writing that the Depository is no longer willing, qualified or able to discharge properly its responsibilities as
          nominee   and   depository   with  respect   to   the  Book-Entry
          Certificates and the Sponsor or the Trustee is unable to locate a qualified successor; (b) the Sponsor, at its sole option, elects to terminate a book-entry system through the Depository; or (c) after the occurrence of an Event of Default (as described in the accompanying Prospectus), beneficial owners having Percentage Interests aggregating not less than 51% of all Percentage Interests evidenced by each Class of the Book-Entry Certificates advise the Trustee and the Depository through the Financial Intermediaries in writing that the continuation of a book-entry system through the Depository (or a successor thereto) is no longer in the best interests of beneficial owners.

             Upon the occurrence of any of the events described in the immediately preceding paragraph, the Trustee will be required to notify all beneficial owners of the occurrence of such event and
          the   availability   through   the   Depository   of   Definitive
          Certificates.   Upon surrender  by the  Depository of  the global
          certificate   or   certificates   representing   the   Book-Entry
          Certificates and instructions for re-registration, the Trustee will issue the Definitive Certificates, and thereafter the
          Trustee   will  recognize   the   holders   of  such   Definitive
          Certificates as Certificateholders under the Pooling Agreement.

          Payments on Mortgage Loans; Accounts
          Payments on Mortgage Loans; Accounts

             On or prior to the Closing Date, the Master Servicer will establish an account (the "Certificate Account") with [ ], which shall be maintained [as a separate trust account] by the Master Servicer in trust for the benefit of Certificateholders. Funds credited to the Certificate Account may be invested for the benefit and at the risk of the Master Servicer in Eligible Investments, as defined in the Pooling Agreement, that are scheduled to mature on or prior to the business day preceding the
          next  Distribution  Date.    On  or prior  to  the  business  day
          immediately preceding each Distribution Date, the Master Servicer shall withdraw from the Certificate Account the amount of Available Funds and shall deposit such Available Funds in an account established and maintained with the Trustee on behalf of Certificateholders (the "Distribution Account").

          Priority of Distributions Among Certificates.

             As more fully described herein, distributions will be made on the Certificates on each Distribution Date from Available Funds
          in the  following order  of priority:   (i) to  interest on  each
          Class of Senior Certificates, (ii) to principal on the Class A-1 Certificates, up to the maximum amount of principal to be distributed on the Class A-1 Certificates on such Distribution Date, (iii) to interest on the Class M-1 Certificates, (iv) to principal on the Class M-1 Certificates, up the maximum amount of principal to be distributed on such Class on such Distribution Date, and (v) to interest on and then principal of each other Class of Subordinate Certificates, up to the maximum amount of interest and principal to be distributed on such Class on such Distribution Date [and subject to certain limitations set forth below under "Principal."]

          Distributions

             Distributions of principal and interest to holders of the Offered Certificates will be made on each Distribution Date to the extent of Available Funds to holders of record of such Offered Certificates on [the last day of the preceding month,] (the "Record Date") except that the final distribution in respect of any Class of Offered Certificates will be made only upon presentation and surrender of such Certificates at the office or agency appointed by the Trustee for that purpose in [ ].

             Distributions   of  interest   and  principal   to  holders  of
          Subordinate Certificates will be  subordinate to distributions of
          interest   on  and  principal  of  the  Senior  Certificates  and
          distributions of interest  and principal to holders of  the Class
          B-1  and   Class  B-2   Certificates  will   be  subordinate   to
          distributions of interest on and principal of the Class M-1 Certificates. See " Allocation of Losses" and "Credit Support."

             The aggregate  amount of  funds  available  in the  Certificate
          Account   on  a  Distribution   Date  for  distribution   on  the
          Certificates is equal to "Available Funds".   Available Funds for
          any  Distribution   Date  is  the   sum  of  (i)   all  scheduled
          installments of interest (net of related Expense Fees) and principal due on the first day of the month in which such Distribution Date occurs and received prior to the related Determination Date together with any Advances in respect thereof,
          (ii) all insurance and liquidation proceeds (net of related expenses) received during the month preceding such Distribution Date, (iii) all partial or full prepayments received during the month preceding such Distribution Date and (iv) the amount required to be paid in respect of a Mortgage Loan that became required to be repurchased or substituted during the month
          preceding   such  Distribution  Date,   reduced  by   amounts  in
          reimbursement for Advances previously made and other amounts as to which the Master Servicer or a servicer is entitled to be reimbursed from the Certificate Account pursuant to the Pooling
          Agreement.   See  "The  Mortgage Pool     Assignment of  Mortgage
          Loans" herein.

             The  Trustee   will  forward  with   each  distribution   on  a
          Distribution Date to each Offered Certificateholder and the Master Servicer a statement or statements setting forth, among other things, (i) the amount of such distribution allocable to principal and (ii) the amount of such distribution allocable to interest. Such amounts will be expressed as a dollar amount per
          $1,000 of  Class Certificate  Balance.   See "Description  of the
          Certificates    Reports to  Certificateholders" in the Prospectus
          for a detailed description of the information to be included in such statements.

          Interest

             On each Distribution Date, each Class of Offered Certificates, to the extent of Available Funds on such Distribution Date
          applied  in  the  order  described above  under  "   Priority  of
          Distributions Among Classes of Certificates", will be entitled to receive an amount allocable to interest equal to the sum of (i) one month's interest at the applicable Pass-Through Rate on the Class Certificate Balance or Class X Notional Amount, as the case may be, and (ii) the sum of the amounts, if any, by which the amount described in clause (i) above on each prior Distribution Date exceeded the amount actually distributed as interest on such
          prior  Distribution  Dates   and  not  subsequently   distributed
          ("Unpaid  Interest Amounts").   [Interest will be  calculated and
          payable on the basis of a 360-day year divided into twelve 30-day months.]

             The interest entitlement described above for each Class of Offered Certificates will be reduced by (i) such Class of Certificates allocable share of "Net Interest Shortfalls" with respect to such Distribution Date, which is equal to the amount of interest any Class of Certificateholders would otherwise have been entitled to receive with respect to any Mortgage Loan that was the subject of (a) a Relief Act Reduction [or (b) after the coverage provided by the Subordinate Certificates is exhausted for such type of loss, a Special Hazard Loss, Fraud Loss or a Bankruptcy Loss,] and (ii) such Class' pro rata share of Net
          Prepayment Interest Shortfalls.   A "Relief  Act Reduction" is  a
          reduction in the amount of monthly interest payment on a Mortgage Loan pursuant to the Soldiers' and Sailors' Civil Relief Act of
          1940.  See  "Certain Legal Aspects of Mortgage  Loans   Soldiers'
          and  Sailors'  Civil  Relief  Act"   in  the  Prospectus.    "Net
          Prepayment Interest Shortfall" is the amount by which the aggregate of Prepayment Interest Shortfalls during the calendar month immediately preceding the month in which the related Due Date occurs exceeds the aggregate amount of the Master Servicing
          Fee for  such period.   A "Prepayment Interest Shortfall"  is the
          amount by which interest at the Net Mortgage Rate received in connection with a prepayment of principal on a Mortgage Loan is less than one month's interest at the Net Mortgage Rate on the Principal Balance of the related Mortgage Loan that is prepaid. Each Class' pro rata share of such Net Prepayment Interest Shortfalls will be based on the amount of interest such Class of Certificates otherwise would have been entitled to receive.

             In  the  event  that,  on   a  particular  Distribution   Date,
          Available Funds on such Distribution Date applied in the order described above under " Priority of Distributions Among Classes of Certificates," are not sufficient to make a full distribution of interest to holders of the Offered Certificates, interest will be distributed on such Class or Classes of Offered Certificates of equal priority in proportion to the amount of interest each such Class or Classes would otherwise have been entitled to
          receive  in the  absence of  such shortfall.   The amount  of any
          resulting shortfall will be carried forward and added to the amount holders of each such Class of Offered Certificates will be
          entitled  to receive  on  the  next Distribution  Date.   Such  a
          shortfall could occur, for example, if losses realized on the Mortgage Loans were exceptionally high or were concentrated in a
          particular month.   Any such  amount so carried forward  will not
          bear interest.

          Principal

             On each Distribution Date, the Class A-1 Certificates will be entitled to receive a amount allocable to principal equal to the lesser of (x) Available Funds reduced by the amount of interest distributed on the Senior Certificates on such Distribution Date and (y) the sum of (i) the Class A-1 Percentage of (a) all scheduled payments of principal due on each Mortgage Loan on the Due Date for such Mortgage Loan in the month in which such Distribution Date occurs, (b) the Principal Balance of each Mortgage Loan that became a Liquidated Mortgage Loan during the month preceding the month of such Distribution Date, (c) the
          Pooling   Principal  Balance  of  each  Mortgage  Loan  that  was
          repurchased  by  the  Seller   or  another  person  as   of  such
          Distribution Date pursuant to the Pooling Agreement, (d) certain amounts that may be required to be paid in connection with any substitution of Mortgage Loans and (e) any net insurance or liquidation proceeds received during the month preceding the month of such Distribution Date allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans and (ii) the Class A-1 Prepayment Percentage of all partial principal prepayments and of all principal prepayments in full ("Principal Prepayments") received during such preceding month.

             On each Distribution Date, the Class M-1 Certificates will be entitled to receive an amount allocable to principal equal to the lesser of (x) Available Funds reduced by the amount of interest and principal distributed on the Senior Certificates and interest on the Class M-1 Certificates, in each case on such Distribution Date and (y) the sum of (i) the applicable Subordinate Percentage Allocation of the sum of the amounts calculated pursuant to clauses (a) through (e) in the preceding paragraph for such Distribution Date and (ii) the applicable Subordinate Prepayment Percentage Allocation of all Principal Prepayments received during the preceding month.

             "Principal Balance" of a Mortgage Loan as of any Due Date is the unpaid principal balance of such Mortgage Loan as specified in the amortization schedule at the time relating thereto (before any adjustment to such schedule by reason of moratorium or similar waive or grace period) for such Due Date, after giving effect to any previous partial payments and to the payment of
          principal  due  on   such  Due  Date  and  irrespective   of  any
          delinquency in  payment by  the Mortgagor.   The "Pool  Principal
          Balance" will  equal the aggregate  of the Principal  Balances of
          all Mortgage Loans.   The "Due Date"  for a Mortgage Loan  is the
          first  day  of   each  calendar  month  on  which  the  scheduled
          installment of principal and interest with respect thereto is due.

             The "Class A-1 Percentage" for any Distribution Date is the percentage obtained by dividing the sum of the Class Certificate Balance of the Class A-1 Certificates immediately prior to such date by the aggregate of the Class Certificate Balances of all
          Classes  of Certificates  immediately prior  to  such date.   The
          "Subordinate  Percentage"  for  any   Distribution  Date  is  the
          percentage calculated as the difference between 100% and the Class A-1 Percentage for such date.

             The "Subordinate Percentage Allocation" for any Distribution Date and Class of Subordinate Certificates, is equal to a fraction, the numerator of which is the related Class Certificate Balance immediately prior to such date and the denominator of which is the aggregate of the Class Certificate Balances of all Subordinate Certificates immediately prior to such date.

             The "Class A-1 Prepayment Percentage" for any Distribution Date occurring during the five years beginning on the first Distribution Date will, except as provided below, equal 100%. Thereafter, the Class A-1 Prepayment Percentage will be subject to gradual reduction as described in the following paragraph. This disproportionate allocation of certain unscheduled payments in respect of principal will have the effect of accelerating the amortization of the Class A-1 Certificates while, in the absence of Realized Losses, increasing the interest in the principal balance of the Mortgage Loans evidenced by the Subordinate
          Certificates.     Increasing  the  respective  interest   of  the
          Subordinate   Certificates  relative   to  that  of   the  Senior
          Certificates is intended to preserve the availability of the subordination provided by the Subordinate Certificates.

             The "Class A-1 Prepayment Percentage" for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will be as follows: for any Distribution Date in the first year thereafter, the Class A-1 Percentage for such Distribution Date plus 70% of the Subordinate Percentage for such Distribution Date; for any distribution Date in the second year thereafter, the Class A-1 Percentage for such Distribution Date plus 60% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the third year thereafter, the Class A-1 Percentage for such Distribution Date plus 40% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the fourth year thereafter, the Class A-1 Percentage for such Distribution Date plus 20% of the Subordinate Percentage for such Distribution Date; and for any Distribution Date thereafter, the Class A-1 Percentage for such Distribution Date (unless on any of the foregoing Distribution Dates the Class A-1 Percentage exceeds the initial Class A-1 Percentage, in which case the Class A-1 Prepayment Percentage for such Distribution Date will once again equal 100%). Notwithstanding the foregoing, no reduction to the Senior Prepayment Percentage will occur if [(i) as of the first Distribution Date as to which any such reduction applies, the dollar amount of all monthly payments on the Mortgage Loans due in each of the preceding six months that are delinquent 60 days or more exceeds a monthly average of [ ]% of all monthly payments due in such month (including for this purpose any Mortgage Loans in foreclosure and Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Pool), or (ii) cumulative Realized Losses with respect to the Mortgage Loans exceed (a) with respect to the Distribution Date in [ ], [ %] of the Class Certificate Balance of the Subordinate Certificates as of the Cut-off Date (the "Original
          Subordinate  Principal   Balance"),  (b)  with  respect   to  the
          Distribution Date in [ ], [ %] of the Original Subordinate Principal Balance, (c) with respect to the Distribution Date in [ ], [ %] of the Original Subordinate Principal Balance, (d) with respect to the Distribution Date in [ ], [ %] of the Original Subordinate Principal Balance, and (e) with respect to the Distribution Date in [ ], [ %] of the Original Subordinate Principal Balance.

             The "Subordinate Prepayment Percentage" for any Distribution Date is 100% minus the Senior Prepayment Percentage for such
          Distribution  Date.     The  "Subordinate  Prepayment  Percentage
          Allocation"  for any Distribution  Date and Class  of Subordinate
          Certificates,   is  equal  to  the  product  of  the  Subordinate
          Prepayment Percentage and a fraction, the numerator of which is the related Class Certificate Balance immediately prior to such date and the denominator of which is the aggregate of the Class Certificate Balances of all Subordinate Certificates immediately prior to such date.

             If on any Distribution Date the allocation to the Class of Certificates then entitled to principal of full and partial principal prepayments and other amounts in the percentages required above would reduce the outstanding Class Certificate Balance of such Class below zero, the distribution to such Class of Certificates will be limited to the amount necessary to reduce the related Class Certificate Balance to zero and any remaining portion thereof will be distributed to the Class of Certificates next entitled to distributions of principal.

          Allocation of Losses

             On each Distribution Date, any Realized Loss on a Mortgage Loan, other than any Excess Loss, will be allocated first,
          sequentially,  to  the  Class  B-2,  Class  B-1  and   Class  M-1
          Certificates, in that order, in each case until the respective Class Certificate Balance thereof is reduced to zero, and thereafter to the Class A-1 Certificates.

             On each Distribution Date, Excess Losses will be allocated pro rata among the Class A-1 Certificates and the Subordinate
          Certificates  based  upon   their  respective  Class  Certificate
          Balances.

             In general, a "Realized Loss" means, with respect to a Liquidated Mortgage Loan, the amount by which the remaining unpaid principal balance of the Mortgage Loan exceeds the amount of liquidation proceeds applied to the principal balance of the Mortgage Loan. "Excess Losses" are (i) Special Hazard Losses in
          excess  of  the   Special  Hazard  Loss  Coverage   Amount,  (ii)
          Bankruptcy Losses in excess of the Bankruptcy Loss Coverage Amount and (iii) Fraud Losses in excess of the Fraud Loss
          Coverage  Amount.    "Bankruptcy  Losses"  are  losses  that  are
          incurred as  a result  of Debt Service  Reductions and  Deficient
          Valuations.    "Special  Hazard Losses"  are  Realized  Losses in
          respect of  Special Hazard  Mortgage Loans.   "Fraud  Losses" are
          losses sustained on a Liquidated Mortgage Loan by reason of a default arising from fraud, dishonesty or misrepresentation. See
          "Credit  Support     Subordination  of Subordinate  Certificates"
          herein.

             A "Liquidated Mortgage Loan" is a defaulted Mortgage Loan as to which the Master Servicer has determined that all recoverable
          liquidation  and  insurance  proceeds  have  been  received.    A
          "Special Hazard Mortgage Loan" is a Liquidated Mortgage Loan as to which the ability to recover the full amount due thereunder was substantially impaired by a hazard not insured against under a standard hazard insurance policy of the type described in the
          Prospectus  under  "Credit  Support    Special  Hazard  Insurance
          Policies."   See "Credit  Support   Subordination  of Subordinate
          Certificates" herein.

             The "Class Certificate Balance" of any Class of Certificates as of any Distribution Date is the initial Class Certificate Balance thereof, reduced by the sum of (i) all amounts previously distributed to holders of such Class as payments of principal and
          (ii) the amount of Realized Losses and Excess Losses allocated to such Class, as described in the preceding paragraph.

          Termination; Optional Termination

             The circumstances under which the obligations created by the Pooling Agreement will terminate in respect of the Certificates are described in "General Provisions of Pooling Agreements
          Termination;   Repurchase   of   Mortgage   Loans  and   Mortgage
          Certificates" in the Prospectus.   [The Master Servicer will have
          the option to purchase all remaining Mortgage Loans and other assets in the Pool, thereby effecting early retirement of the Certificates [and causing the termination of the Pool's status as a REMIC,] but such option will not be exercisable until such time as the Pool Principal Balance as of the Distribution Date on
          which   the  purchase   proceeds  are   to   be  distributed   to
          Certificateholders is less than 10% of the Cut-off Date Pool Principal Balance. Distributions in respect of any such optional termination will be paid to Certificateholders in order of their
          priority  of distribution  as  described  under  "   Priority  of
          Distributions Among Classes of Certificates." The proceeds from such a distribution may not be sufficient to distribute the full amount to which each Class is entitled if the purchase price is based in part on the fair market value of the property acquired upon foreclosure of a Mortgage Loan and such fair market value is less than the Principal Balance of the related Mortgage Loan. In no event will the trust created by the Pooling Agreement continue beyond the later of (a) the repurchase described above, (b) the expiration of 21 years from the death of the survivor of the
          person  named  in  the Pooling  Agreement  and  (c)  [  ].    The
          termination of the Pool will be effected in a manner consistent with applicable federal income tax regulations [and the status of the Pool as a REMIC.]

          Last Scheduled Distribution Date

             The Last Scheduled Distribution Date for each Class of Offered Certificates is the latest date on which the Class Certificate Balance is expected to be reduced to zero, and has been calculated on the basis of the assumptions described above under
          "Prepayment and  Yield Considerations    Assumptions Relating  to
          Tables"  except   for  the   following  additional   assumptions:
          [describe]. Since the rate of distributions in reduction of the Class Certificate Balance on each Class of Offered Certificates will depend on the rate of payment (including prepayments) of the Mortgage Loans as well as the frequency and severity of losses experienced by the Pool, the Class Certificate Balance of any such Class could reach zero significantly earlier or later than
          its Last  Scheduled Distribution Date.   The rate of  payments on
          the    Mortgage   Loans   will   depend   on   their   particular
          characteristics, as well as on prevailing interest rates from time to time and other economic factors, and no assurance can be given as to the actual payment experience of the Mortgage Loans.
          See   "Maturity,  Prepayment   and  Weighted   Average  Life   of
          Certificates" in the Prospectus.

          Events of Default

             Events of Default will consist of: (i)(a) any failure by the Master Servicer to make an Advance which continues unremedied for two business days or (b) any failure by the Master Servicer to make or cause to be made any other required payment pursuant to
          the  Pooling   Agreement  which  continues  unremedied  for  five
          business days (ii) any failure by the Master Servicer to observe or perform in any material respect any other of its covenants or agreements in the Pooling Agreement, which continues unremedied for 60 days after the giving of written notice of such failure to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by holders of Certificates evidencing not less than 25% of the Pool Principal Balance; (iii) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, and certain actions by or on behalf of the Master Servicer indicating its insolvency or inability to pay its obligations; or (iv) the Master Servicer assigns or delegates its duties or rights under the Pooling Agreement in contravention of the provisions therein.

          Rights Upon Event of Default

             So long as an Event of Default remains unremedied, the Trustee or holders of Certificates evidencing not less than 51% of the Pool Principal Balance by notice in writing to the Master Servicer may terminate all of the rights and obligations of the Master Servicer under the Pooling Agreement and in and to the Mortgage Loans, whereupon the Trustee will succeed to all of the responsibilities, duties, and liabilities of the Master Servicer under the Pooling Agreement, including the obligation to make Advances; provided, however, that the Trustee shall have no obligation whatsoever with respect to any liability incurred by the Master Servicer at or prior to the receipt by the Master
          Servicer of such notice.   Notwithstanding the foregoing,  in the
          event of an Event of Default arising from the Master Servicer's failure to make an Advance as described in clause (i)(a) in the preceding paragraph, the Trustee shall terminate all of the rights and obligations of the Master Servicer under the Pooling Agreement and in and to the Mortgage Loans as described in the preceding sentence.

             [No Certificateholder, solely by virtue of such holder's status as a Certificateholder, will have any right under the Pooling Agreement to institute any proceeding with respect thereto, unless such holder previously has given to the Trustee written notice of an Event of Default and unless the holders of Certificates evidencing not less than 25% of the Pool Principal Balance have made written request to the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity, and the Trustee for [ ] days has neglected or refused to institute any such proceeding.]

          The Trustee

             [ ]  will be  the Trustee  under the  Pooling Agreement.    The
          Sponsor and [ ] may maintain  other banking relationships in  the
          ordinary   course  of  business   with  the  Trustee.     Offered
          Certificates may be surrendered at the Corporate Trust Office of the Trustee located at [ ], Attention: [ ] or at such other addresses as the Trustee may designate from time to time.


                         PREPAYMENT AND YIELD CONSIDERATIONS


          General

             Because principal payments on the Mortgage Loans will be distributed to Certificateholders as they are received from Mortgagors, the rate of principal payments on the Offered Certificates, the aggregate amount of each interest payment on the interest bearing Offered Certificates and the yield to maturity of Offered Certificates purchased at a price other than par are directly related to the rate of payments of principal on the Mortgage Loans. The principal payments on the Mortgage Loans may be in the form of scheduled principal payments or principal prepayments (for this purpose, the term "principal prepayment" includes prepayments and any other recovery of principal in advance of its scheduled Due Date, including liquidations due to
          default,   casualty,  condemnation  and  the  like).    Any  such
          prepayments  will result  in  distributions  to  holders  of  the
          Offered  Certificates  of   amounts  which  would  otherwise   be
          distributed over the remaining term of the Mortgage Loans. See "Maturity, Prepayment Considerations and Weighted Average Life of
          the Certificates" in the Prospectus.   The rate at which mortgage
          loans in general prepay may be influenced by a number of factors, including general economic conditions, mortgage market interest rates, availability of mortgage funds and homeowner mobility. In general, if prevailing interest rates fall significantly below the interest rates on the Mortgage Loans, the Mortgage Loans are likely to prepay at higher rates than if prevailing rates remain
          at  or   above  the  interest   rates  on  the   Mortgage  Loans.
          Conversely, if interest rates rise above the interest rates on the Mortgage Loans, the rate of prepayment would be expected to decrease.

             The   timing  of  changes   in  the  rate  of  prepayments  may
          significantly affect the actual yield to investors, even if the average rate of principal prepayments is consistent with the expectations of investors. In general, the earlier the payment of principal of the Mortgage Loans the greater the effect on an
          investor's yield  to maturity.   As  a result, the  effect on  an
          investor's yield of principal prepayments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Certificates will not be offset by a subsequent like reduction (or increase) in the rate of principal prepayments. The yield on the Class X Certificates will be highly sensitive to the rate and
          timing of  prepayments on the  Mortgage Loans.   A rapid  rate of
          principal prepayments on the Mortgage Loans (as defined below) may have a material negative effect on the yield of the Class X Certificates. Investors must make their own decisions as to the appropriate prepayment assumptions to be used in deciding whether
          to purchase the Offered Certificates.   See "  Sensitivity of the
          Class X Certificates" herein.

             As described herein under "Description of the Certificates Principal", the Class A-1 Prepayment Percentage of Principal Prepayments and excluding for this purpose, liquidations due to default, casualty, condemnation and the like will be initially distributed to the Class A-1 Certificates. This may result in all (or a disproportionate percentage) of such principal prepayments being distributed to holders of the Class A-1 Certificates and none (or less than their pro rata share) of such principal prepayments being distributed to holders of Subordinate Certificates during the periods of time described in the definition of "Class A-1 Prepayment Percentage."

             [Mortgagors are  permitted to  prepay  the  Mortgage Loans,  in
          whole or in  part, at  any time  without penalty.]   The rate  of
          payment of  principal may also  be affected by any  repurchase of
          the  Mortgage  Loans   permitted  or  required  by   the  Pooling
          Agreement.    See "The  Mortgage  Pool    Assignment  of Mortgage
          Loans"  and  "Description  of  the  Certificates     Termination;
          Optional Termination" herein.

             Each monthly interest payment on a Mortgage Loan will be calculated as the product of one-twelfth of the applicable Mortgage Rate at the time of such calculation and the then unpaid principal balance on such Mortgage Loan. The Net Mortgage Rate with respect to each Mortgage Loan will be similarly calculated on a loan-by-loan basis, by subtracting from the applicable Mortgage Rate the related Expense Rate.

             The effective yield to holders of interest bearing Offered Certificates will be reduced slightly below the yield otherwise produced by the applicable Pass-Through Rate because, while interest will accrue from the first day of each month, the distribution of such interest will not be made until the [ ]th day of the month following the month of accrual.

             [Substantially all] of the Mortgage Loans will include due-on-sale clauses which allow the holder of the Mortgage Loan to demand payment in full of the remaining principal balance upon sale or certain transfers of the property securing such Mortgage
          Loan.   The  Master Servicer,  or  the applicable  servicer, will
          enforce   "due-on-sale"  clauses  to   the  extent  permitted  by
          applicable law. Each Mortgage Note which contains "due-on-sale" provisions permits the holder of the Mortgage Note to accelerate the maturity of the Mortgage Loan upon conveyance by the
          Mortgagor  of  the  underlying Mortgaged  Property.    The Master
          Servicer, or the applicable servicer, will enforce any "due-on-sale" clause to the extent it has knowledge of the conveyance or proposed conveyance of the underlying Mortgaged Property and reasonably believes that it is entitled to do so under applicable law; provided, however, that the Master Servicer or any such servicer will not take any action in relation to the enforcement of any "due-on-sale" provisions which would impair or threaten to impair any recovery under any related Primary Mortgage Insurance
          Policy.   See "Maturity,  Prepayment Considerations and  Weighted
          Average Life of Certificates" in the Prospectus. Acceleration of Mortgage Loans as a result of enforcement of such "due-on-sale" provisions in connection with transfers of the related Mortgaged Properties or the occurrence of certain other events resulting in acceleration would affect the level of prepayments on the Mortgage Loans, thereby affecting the weighted average lives of the Classes of the Offered Certificates.

             [See "Description of  the Certificates   Termination;  Optional
          Termination" herein in the Prospectus for a description of the Master Servicer's option to repurchase the Mortgage Loans when the Pool Principal Balance is less than 10% of the Cut-off Date Pool Principal Balance. The Seller may be required to repurchase Mortgage Loans because of defective documentation or material breaches in its representations and warranties with respect to
          such Mortgage  Loans.   Any  such  repurchases will  shorten  the
          weighted average lives of the Classes of Offered Certificates.

             [Although each of the Mortgage Loans bears interest at an adjustable Mortgage Rate, the [semi-annual] [annual] adjustments of the Mortgage Rate for any Mortgage Loan will not exceed the Periodic Rate Cap and the Mortgage Rate will in no event exceed the Maximum Rate for such Mortgage Loan, regardless of the level of interest rates generally or the rate otherwise produced by the
          Index and the Gross Margin.   [In addition, such adjustments will
          be subject to rounding to the nearest one-eighth of 1%.]

          Assumptions Relating to Tables

             The Decrement  Tables have been  prepared on the  basis of  the
          following   assumptions    (the   "Assumptions"):       [describe
          assumptions]. Although the characteristics of the mortgage loans for the Decrement Tables have been prepared on the basis of the characteristics of the Mortgage Loans which are expected to be in the Pool, there is no assurance that the Assumptions will reflect the actual characteristics or performance of the Mortgage Loans or that the performance of the Offered Certificates will conform to the results set forth in the tables.

          Weighted Average Lives of the Offered Certificates

             Weighted average life refers to the average amount of time that will elapse from the date of issuance of an Offered
          Certificate  until  each   dollar  in  reduction  of   the  Class
          Certificate Balance thereof is distributed to the investor. The weighted average lives of such Classes of Offered Certificates will be influenced by, among other things, the rate at which principal of the Mortgage Loans is paid, which may be in the form of scheduled amortization or prepayments (for this purpose, the term "prepayments" includes prepayments and liquidations due to default, casualty, condemnation and the like), the timing of changes in such rate of payments and the priority sequence of
          distributions of  principal of  such Offered  Certificates.   The
          interaction of the foregoing factors may have different effects on each Class of Offered Certificates and the effects on any such Class may vary at different times during the life of such Class. Accordingly, no assurance can be given as to the weighted average
          life of any such  Class of Offered Certificates.   For an example
          of how the weighted average lives of the Offered Certificates are affected by the foregoing factors at various constant percentages of PSA, see the Decrement Tables below.

             Prepayments on  mortgage loans are  commonly measured  relative
          to a  prepayment standard  or  model.   The  model used  in  this
          Prospectus Supplement is the Prepayment Standard Assumption ("PSA"), which represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a
          pool of mortgage  loans for the life  of such mortgage loans.   A
          prepayment assumption of 100% PSA assumes constant prepayment rates of 0.2% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans and an additional 0.2% per annum in each month thereafter until the thirtieth month. Beginning in the thirtieth month and in each month thereafter during the life of the mortgage loans, 100% PSA assumes a constant prepayment rate of 6%
          per annum  each month.   As  used in  the table  below, "0%  PSA"
          assumes  prepayment  rates   equal  to  0%   of  PSA,  i.e.,   no
          prepayments.   Correspondingly,  "125%  PSA"  assumes  prepayment
          rates equal to 125% of PSA, and so forth. PSA does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of
          mortgage  loans, including  the  Mortgage  Loans.    The  Sponsor
          believes that no existing statistics of which it is aware provide a reliable basis for holders of Offered Certificates to predict the amount or the timing of receipt of prepayments on the Mortgage Loans.

             The Decrement Tables set forth below have been prepared on  the
          basis of  the Assumptions  described above  under "   Assumptions
          Relating to Tables." There will likely be discrepancies between the characteristics of the actual Mortgage Loans included in the Pool and the characteristics of the Mortgage Loans assumed in preparing the Decrement Tables. Any such discrepancy may have an effect upon the percentages of initial Class Certificate Balances outstanding set forth in the Decrement Tables (and the weighted average lives of the Offered Certificates). In addition, to the extent that the Mortgage Loans that actually are included in the Pool have characteristics that differ from those assumed in preparing the following Decrement Tables, the Class Certificate Balance of any such Class of Offered Certificates will be reduced to zero earlier or later than indicated by such Decrement Tables.

             Furthermore, the information contained in the Decrement Tables with respect to the weighted average life of any Offered Certificate is not necessarily indicative of the weighted average
          life  of  such  Class  of   Offered  Certificate  that  might  be
          calculated or projected under different or varying prepayment assumptions.

             It is not likely that (i) all of the Mortgage Loans will have the Mortgage Rates or remaining terms to maturity assumed or (ii) the Mortgage Loans will prepay at the indicated percentage of PSA
          until maturity.   In  addition,  the diverse  remaining terms  to
          maturity  of the  Mortgage Loans  (which  includes many  recently
          originated  Mortgage  Loans)  could   produce  slower  or  faster
          distributions in reduction of Class Certificate Balances than indicated in the Decrement Table at the various percentages of PSA specified.

             Based upon the foregoing assumptions, the following Decrement Tables indicate the projected weighted average life of each Class of the Offered Certificates and set forth the percentages of the initial Class Certificate Balance of each such Class that would be outstanding after each of the dates shown at various constant percentages of the PSA.

               Percentage of Initial Class Certificate Balance Outstanding
	        For the Offered Certificates at the Respective Percentages
                               of PSA set Forth Below:

		    	    Class A-1			   Class M-1
         	      -----------------------     --------------------------

Distribution Date      %     %     %    %   %       %    %     %    %    %
-----------------      -     -     -    -   -       -    -     -    -    -

 Initial Class
Certificate Balance









  -----------
Weighted Average
     Life
    (in years)


----------------------
 /F1/ The weighted average life of an Offered Certificate is determined by (i) multiplying the amount of each distribution in reduction of the Class Certificate Balance thereof by the number of years from the date of the issuance of the Offered Certificate to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Class Certificate Balance of the Offered Certificates of such Class.


          Yield on Class X Certificates

             The significance of the effects of prepayments on the Class X Certificates is illustrated in the following table entitled "Sensitivity of the Class X Certificates to Prepayments," which shows the pre-tax yield (on a corporate bond equivalent basis) to holders of such Certificates under different constant percentages
                                                       ________
          of the Prepayment Assumption. The yields of such Certificates set forth in the following table were calculated using the
          assumptions  specified   above  under  " Decrement   Tables"  and
          assuming that the purchase  price of the Class X  Certificates is
          approximately  [   ]% for 100% of such  Class of Certificates and
          such Certificates are purchased on [date].

             As indicated in the following table, the yield to investors in the Class X Certificates will be highly sensitive to the rate of principal payments (including prepayments) of the Mortgage Loans (especially those with high Net Mortgage Rates), which generally
          can be  prepaid at  any time.   On the  basis of  the assumptions
          described  above,  the   yield  to  maturity   on  the  Class   X
          Certificates  would be  0%  if  prepayments were  to  occur at  a
          rate  of  approximately  [      ]%  of  the  Prepayment
          Assumption.   Using such  assumptions, if  the actual  prepayment
          rate of the Mortgage Loans were to exceed the foregoing rate for as little as one month (while equaling such rate for all other months), investors in the Class X Certificates would not recover fully their initial investments.

             It is not likely that the Mortgage Loans will prepay at a constant rate until maturity or that all of the Mortgage Loans will prepay at the same rate or that they will have the
          characteristics  assumed.   There can  be  no assurance  that the
          Mortgage Loans will prepay at any of the rates shown in the table
          or at any  other particular rate.   The timing of changes  in the
          rate of prepayments may affect significantly the yield realized by a holder of a Class X Certificate and there can be no assurance that the pre-tax yield to an investor in the Class X Certificates will correspond to any of the pre-tax yields shown
          herein.   Each  investor must  make  its own  decision as  to the
          appropriate prepayment assumptions to be used in deciding whether or not to purchase a Class X Certificate.

                              Sensitivity of the Class X
                             Certificates to Prepayments
                             (Pre-Tax Yields to Maturity)

                                          % of Prepayment Assumption
                                          --------------------------
                                          50%    75%   100%  125% 200%
                                          ___    ___   ____  ____ ____

           Pre-Tax Yields to Maturity       %      %      %     %    %

             The yields set forth in the preceding table were calculated by determining the monthly discount rates which, when applied to the assumed stream of cash flows to be paid on the Class X Certificates, would cause the discounted present value of such assumed stream of cash flows to equal the assumed purchase price of the Class X Certificates indicated above and converting such
          monthly  rates  to   corporate  bond  equivalent  rates.     Such
          calculation does not take into account variations that may occur in the interest rates at which investors may be able to reinvest funds received by them as payments of interest on the Class X Certificates and consequently does not purport to reflect the return on any investment in the Class X Certificates when such reinvestment rates are considered.


                                    CREDIT SUPPORT

          Subordination of Subordinate Certificates

             The   rights  of   Subordinate  Certificateholders  to  receive
          distributions   with  respect  to  the  Mortgage  Loans  will  be
          subordinated to such rights of Senior Certificateholders, and the rights of the holders of the Class B-1 and Class B-2 Certificates to receive such distributions will be further subordinated to such rights of the Mezzanine Certificates, in each case only to
          the   extent  described  herein.     The  subordination   of  the
          Subordinate Certificates to the Senior Certificates and the subordination of the Class B-1 and Class B-2 Certificates to the Mezzanine Certificates is intended to increase the likelihood of receipt, respectively, by Senior Certificateholders and Mezzanine Certificateholders, respectively, of the maximum amount to which they are entitled on any Distribution Date and to provide such holders protection against Realized Losses, other than Excess Losses.

             In addition, the Subordinate Certificates will provide limited protection against Special Hazard Losses, Bankruptcy Losses and Fraud Losses up to the Special Hazard Loss Coverage Amount, Bankruptcy Loss Coverage Amount and Fraud Loss Coverage Amount,
          respectively,  as   described   below.     However,  in   certain
          circumstances the amount of available subordination may be exhausted and shortfalls in distributions on the Certificates may
          result.   Holders  of the  Senior  Certificates will  bear  their
          proportionate share of any losses realized on the Mortgage Loans in excess of the available subordination amount.

             The Subordinated Certificates will provide protection to the Classes of Certificates of higher relative priority against (i) Special Hazard Losses in an initial amount expected to be up to approximately $[ ] (the "Special Hazard Loss Coverage Amount"),
          (ii) Bankruptcy Losses in an initial amount expected to be up to approximately $[ ] (the "Bankruptcy Loss Coverage Amount") and
          (iii) Fraud Losses in an initial amount expected to be up to approximately $[ ] (the "Fraud Loss Coverage Amount").

             The Special Hazard Loss Coverage Amount will be reduced, from time to time, to be an amount equal on any Distribution Date to the lesser of [(a) the greatest of (i) 1% of the aggregate of the principal balances of the Mortgage Loans, (ii) twice the principal balance of the largest Mortgage Loan and (iii) the aggregate principal balances of the Mortgage Loans secured by Mortgaged Properties located in the single [California] postal zip code area having the highest aggregate principal balance of any such zip code area and (b) the Special Hazard Loss Coverage Amount as of the Closing Date less the amount, if any, of losses attributable to Special Hazard Mortgage Loans incurred since the
          Closing Date.]   All principal  balances for the purpose  of this
          definition will be calculated as of the first day of the month preceding such Distribution Date after giving effect to scheduled installments of principal and interest on the Mortgage Loans then due, whether or not paid.

             The Fraud  Loss Coverage Amount will  be reduced, from time  to
          time,  by  the   amount  of   Fraud  Losses   allocated  to   the
          Certificates.   In addition, on  each anniversary of  the Cut-off
          Date, the Fraud Loss Coverage  Amount will be reduced as follows:
          [(a) on the first and second anniversaries of the Cut-off Date, to an amount equal to the excess of [ %] of the Cut-off Date Pool Principal Balance over the cumulative amount of Fraud Losses allocated to the Certificates, (b) on the third and fourth anniversaries of the Cut-off Date, to an amount equal to the excess of [ %] of the Cut-off Date Pool Principal Balance over
          the   cumulative  amount  of   Fraud  Losses  allocated   to  the
          Certificates and (c) on the fifth anniversary of the Cut-off Date, to zero.]

             The Bankruptcy Loss Coverage Amount will be reduced, from time to time, by the amount of Bankruptcy Losses allocated to the Certificates.

             The   amount   of   coverage   provided   by  the   Subordinate
          Certificates for Special Hazard Losses, Bankruptcy Losses and Fraud Losses may be cancelled or reduced from time to time for each of the risks covered, provided that the then current ratings of the Certificates assigned by the Rating Agencies are not
          adversely  affected thereby.   [In  addition, a  reserve fund  or
          other  form  of  credit  support  may  be   substituted  for  the
          protection provided by the Subordinated Certificates for Special Hazard Losses, Bankruptcy Losses and Fraud Losses.]

             As used herein, a "Deficient Valuation" is a bankruptcy proceeding whereby the bankruptcy court may establish the value of the Mortgaged Property at an amount less than the then outstanding principal balance of the Mortgage Loan secured by such Mortgaged Property or may reduce the outstanding principal balance of a Mortgage Loan. In the case of a reduction in the value of the related Mortgaged Property, the amount of the secured debt could be reduced to such value, and the holder of such Mortgage Loan thus would become an unsecured creditor to the extent the outstanding principal balance of such Mortgage Loan exceeds the value so assigned to the Mortgaged Property by the bankruptcy court. In addition, certain other modifications of the terms of a Mortgage Loan can result from a bankruptcy proceeding, including the reduction (a "Debt Service Reduction") of the amount of the monthly payment on the related Mortgage Loan. Notwithstanding the foregoing, no such occurrence shall be considered a Debt Service Reduction or Deficient Valuation so long as the Master Servicer is pursuing any other remedies that may be available with respect to the related Mortgage Loan and
          (i) such Mortgage Loan is not in default with respect to payment due thereunder or (ii) scheduled monthly payments of principal and interest are being advanced by the Master Servicer without giving effect to any Debt Service Reduction.


                                   USE OF PROCEEDS

             The Sponsor will apply the net proceeds of the sale of the Offered Certificates [(together with the net proceeds of the sale of the Class B-1 and Class B-2 Certificates)] against the purchase price of the Mortgage Loans.


                           FEDERAL INCOME TAX CONSEQUENCES

             [An election will be made to treat the Pool as a "real estate mortgage investment conduit" ("REMIC") for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Offered Certificates will be designated as "regular interests" in the REMIC and the Residual Certificate will be designated as the sole class of residual interests in the REMIC.
          See   "Certain   Federal   Income  Tax   Consequences       REMIC
          Certificates" in the Prospectus.

             Offered Certificates.  The  Offered Certificates generally will
             _____________________
          be treated as debt instruments issued by the REMIC for federal income tax purposes. Income on the Offered Certificates must be reported under an accrual method of accounting.]

             The Class X Certificates will, and the other Classes of Offered Certificates may, depending on their respective issue prices, be treated for federal income tax purposes as having been issued with an amount of original issue discount equal to the difference between its principal balance and its issue price. See "Certain Federal Income Tax Consequences" in the Prospectus. For purposes of determining the amount and the rate of accrual of original issue discount and market discount, the Sponsor intends to assume that there will be prepayments on the Mortgage Loans at a rate equal to [ ]% PSA.

             [The Offered Certificates will be  treated as regular interests
          in  a REMIC  under section  860G of  the Code.   Accordingly, the
          Offered Certificates will be treated  as (i) assets described  in section 7701(a)(19)(C) of the Code, and (ii) "real estate assets" within the meaning of section 856(c)(5) of the Code, in each case
          to  the extent  described in  the  Prospectus.   Interest on  the
          Offered Certificates will be treated as interest on obligations secured by mortgages on real property within the meaning of section  856(c)(3)(B) of  the Code  to the  same extent  that the
          Offered  Certificates are  treated as  real estate  assets.   See
          "Certain Federal Income Tax Consequences" in the Prospectus.]


                                 ERISA CONSIDERATIONS

             A  fiduciary  of  any  employee  benefit plan  subject  to  the
          Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Code, should carefully review with its legal
          advisors   whether  the  purchase   or  holding  of   an  Offered
          Certificate could give  rise to a  transaction prohibited or  not
          otherwise  permissible under  ERISA or  the Code.   No  Class M-1
          Certificate may be transferred unless the transferor delivers to the Trustee (i) a certificate satisfactory to the Trustee to the effect that such transferee neither is nor is acting on behalf of
          a  plan  subject   to  ERISA  or  (ii)  an   opinion  of  counsel
          satisfactory to the Trustee to the effect that such transfer will
          not result in  the assets of the  Pool being "plan assets."   See
          "ERISA Considerations" in the Prospectus.

             [The  U.S.  Department  of  Labor  has  granted  to  [  ],   an
          administrative exemption (Prohibited Transaction Exemption [ ]; Exemption Application No. [ ]) (the "Exemption") from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by Plans of certificates in pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemption. The Exemption applies to mortgage loans such as the Mortgage Loans in the Pool.

             For a general description of the Exemption and the conditions that must be satisfied for the Exemption to apply, see "ERISA Considerations" in the Prospectus.

             The Underwriter believes that the Exemption will apply to the acquisition and holding of the Class A-1 Certificates and the Class X Certificates by Plans and that all conditions of the Exemption other than those within the control of the investors
          will be met.   In addition,  as of the  date hereof, there is  no
          single Mortgagor that is the obligor on 5% of the Mortgage Loans included in the Pool by aggregate unamortized principal balance of the assets of the Pool.

             Prospective  Plan  investors should  consult  with  their legal advisors concerning the impact of ERISA and the Code, the applicability of PTCE 83-1 described in the Prospectus and the Exemption, and the potential consequences in their specific circumstances, prior  to making  an investment in  the Class  A-1
          Certificates or the  Class X Certificates.   Moreover, each  Plan
          fiduciary should determine  whether under  the general  fiduciary
          standards   of  investment   prudence  and   diversification,  an
          investment  in  the  Class  A-1  Certificates  or  the  Class   X
          Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.


                                METHOD OF DISTRIBUTION

             Subject  to   the  terms  and   conditions  set  forth  in  the
          Underwriting Agreement between  the Sponsor  and [       ],  (the
          "Underwriter"),  the   Sponsor  has   agreed  to   sell  to   the
          Underwriter, and the Underwriter has agreed to purchase from the Sponsor, the Offered Certificates. Distribution of the Offered Certificates will be made by the Underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. In connection with the sale of the Offered Certificates, the Underwriter may be deemed to have
          received  compensation   from  the   Sponsor  in   the  form   of
          underwriting discounts.

             The Sponsor has been advised by the Underwriter that it intends to make a market in the Offered Certificates but has no obligation to do so. There can be no assurance that a secondary market for the Offered Certificates will develop or, if it does develop, that it will continue.

             The Sponsor has agreed to indemnify the Underwriter against, or make contributions to the Underwriter with respect to, certain liabilities, including liabilities under the Securities Act of 1933, as amended.


                                    LEGAL MATTERS

              The validity of the Certificates will be passed upon for the Sponsor by Tobin & Tobin, a professional corporation, San
          Francisco, California.   Certain federal income tax  consequences
          with  respect to  the Certificates  will be  passed upon  for the
          Sponsor by Brown & Wood LLP,  New York, New York.   Brown  & Wood
          LLP, New York, New York will act as counsel for the Underwriter.


                                  CERTIFICATE RATING

             It is a condition to the issuance of the Offered Certificates that the Offered Certificates be rated [Aaa] and [AAA] by [ ] and [ ].

               Ratings on mortgage pass-through certificates address the likelihood of receipt by Certificateholders of payments required under the Pooling Agreement.

               [ ]'s and [ ]'s ratings take into consideration the credit quality of the Mortgage Pool including any credit support providers, structural and legal aspects associated with the Offered Certificates, and the extent to which the payment stream of the Mortgage Pool is adequate to make payments required under the Offered Certificates. [ ]'s and [ ]'s ratings on the Offered Certificates do not, however, constitute a statement regarding frequency of prepayments on the Mortgage Loans or address the remote possibility that, in the event of the insolvency of the Seller or the Sponsor, the sale of the Offered Certificates may be recharacterized as a financing and that, as a result of such recharacterization, the Senior Certificates may be accelerated. The ratings also do not address the possibility that, as a result of principal prepayments, holders of the Certificates may receive a lower than anticipated yield and that in extreme cases, holders of stripped pass-through certificates, such as the Class X Certificates, may fail to recoup their initial investments.

               The Sponsor has not requested a rating of any Class of Offered Certificates by any rating agency other than [ ] and [ ]. However, there can be no assurance as to whether any other rating agency will rate the Offered Certificates, or if it does, what rating would be assigned by such other rating agency. The rating assigned by any such other rating agency to a Class of Offered Certificates may be lower than the ratings assigned by [ ] and [ ].

               The rating of the Offered Certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.

                                INDEX TO DEFINED TERMS
                                ______________________
                                                                     Page
                                                                     ____
          Adjustment Date . . . . . . . . . . . . . . . . . . . . .  S-9
          Advance . . . . . . . . . . . . . . . . . . . . . . . . .  S-17
          Assumptions . . . . . . . . . . . . . . . . . . . . . . .  S-25
          Available Funds . . . . . . . . . . . . . . . . . . . . .  S-20
          Bankruptcy Loss Coverage Amount . . . . . . . . . . . . .  S-29
          Bankruptcy Losses . . . . . . . . . . . . . . . . . . . .  S-22
          Beneficial Owner  . . . . . . . . . . . . . . . . . . . .  S-18
          Book-Entry Certificates . . . . . . . . . . . . . . . . .  S-8,S-17
          CEDE  . . . . . . . . . . . . . . . . . . . . . . . . . .  S-18
          Certificate Account . . . . . . . . . . . . . . . . . . .  S-19
          Certificateholder . . . . . . . . . . . . . . . . . . . .  S-18
          Certificates  . . . . . . . . . . . . . . .  . . Cover,S-1,S-17
          Class A-1 Certificates  . . . . . . . . . . . . . . . . .  S-17
          Class A-1 Percentage  . . . . . . . . . . . . . . . . . .  S-21
          Class A-1 Prepayment Percentage . . . . . . . . . . . . .  S-21
          Class B-1 Certificates  . . . . . . . . . . . . . . . . .  S-17
          Class B-2 Certificates  . . . . . . . . . . . . . . . . .  S-17
          Class Certificate Balance . . . . . . . . . . . . . . . .  S-22
          Class M-1 Certificates  . . . . . . . . . . . . . . . . .  S-17
          Class X Certificates  . . . . . . . . . . . . . . . . . .  S-17
          Clearing Agency . . . . . . . . . . . . . . . . . . . . .  S-18
          Clearing Corporation  . . . . . . . . . . . . . . . . . .  S-18
          Code  . . . . . . . . . . . . . . . . . . . . . . . . . .  S-6,S-30
          Cut-off Date Pool Principal Balance . . . . . . . . . . .  S-2,S-8
          Debt Service Reduction  . . . . . . . . . . . . . . . . .  S-30
          Deficient Valuation . . . . . . . . . . . . . . . . . . .  S-29
          Definitive Certificate  . . . . . . . . . . . . . . . . .  S-18
          Depository  . . . . . . . . . . . . . . . . . . . . . . .  S-17
          Detailed Description  . . . . . . . . . . . . . . . . . .  S-8
          Distribution Account  . . . . . . . . . . . . . . . . . .  S-19
          Distribution Date . . . . . . . . . . . . . . . . . . . .  Cover
          Due Date  . . . . . . . . . . . . . . . . . . . . . . . .  S-9,S-21
          ERISA . . . . . . . . . . . . . . . . . . . . . . . . . .  S-6,S-30
          Excess Losses . . . . . . . . . . . . . . . . . . . . . .  S-22
          Exemption . . . . . . . . . . . . . . . . . . . . . . . .  S-30
          Expense Rate  . . . . . . . . . . . . . . . . . . . . . .  S-5
          FHLMC . . . . . . . . . . . . . . . . . . . . . . . . . .  S-9
          Financial Intermediary  . . . . . . . . . . . . . . . . .  S-18
          FNMA  . . . . . . . . . . . . . . . . . . . . . . . . . .  S-9
          Fraud Loss Coverage Amount  . . . . . . . . . . . . . . .  S-29
          Fraud Losses  . . . . . . . . . . . . . . . . . . . . . .  S-22
          GNMA  . . . . . . . . . . . . . . . . . . . . . . . . . .  S-13
          Gross Margin  . . . . . . . . . . . . . . . . . . . . . .  S-9
          Headlands . . . . . . . . . . . . . . . . . . . . . . . .  S-12
          Index . . . . . . . . . . . . . . . . . . . . . . . . . .  S-9
          LIBOR . . . . . . . . . . . . . . . . . . . . . . . . . .  S-9
          Liquidated Mortgage Loan  . . . . . . . . . . . . . . . .  S-22
          Loan-to-Value Ratio . . . . . . . . . . . . . . . . . . .  S-10
          Master Servicer . . . . . . . . . . . . . . . . . . . . .  Cover,S-1
          Master Servicing Fee  . . . . . . . . . . . . . . . . . .  S-16
          Maximum Rate  . . . . . . . . . . . . . . . . . . . . . .  S-9
          Minimum Rate  . . . . . . . . . . . . . . . . . . . . . .  S-9
          Mortgage  . . . . . . . . . . . . . . . . . . . . . . . .  S-12
          Mortgage File . . . . . . . . . . . . . . . . . . . . . .  S-12
          Mortgage Loans  . . . . . . . . . . . . . . . . . . . . .  Cover,S-1
          Mortgage Note . . . . . . . . . . . . . . . . . . . . . .  S-12
          Mortgaged Properties  . . . . . . . . . . . . . . . . . .  Cover
          Net Interest Shortfalls . . . . . . . . . . . . . . . . .  S-20
          Net Prepayment Interest Shortfall . . . . . . . . . . . .  S-20
          Offered Certificates  . . . . . . . . . . . . . . . . . . Cover,S-17
          Original Subordinate Principal Balance  . . . . . . . . .  S-22
          Pass-Through Rate . . . . . . . . . . . . . . . . . . . .  S-2
          Pool  . . . . . . . . . . . . . . . . . . . . . . . . . .  Cover
          Pooling Agreement . . . . . . . . . . . . . . . . . .  Cover,S-2,S-17
          Pool Principal Balance  . . . . . . . . . . . . . . . . .  S-2,S-21
          Prepayment Interest Shortfall . . . . . . . . . . . . . .  S-20
          Principal Balance . . . . . . . . . . . . . . . . . . . .  S-21
          Principal Prepayments . . . . . . . . . . . . . . . . . .  S-3,S-21
          Prospectus  . . . . . . . . . . . . . . . . . . . . . . .  i
          PSA . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-26
          Realized Loss . . . . . . . . . . . . . . . . . . . . . .  S-22
          Record Date . . . . . . . . . . . . . . . . . . . . . . .  S-19
          Relief Act Reduction  . . . . . . . . . . . . . . . . . .  S-20
          REMIC . . . . . . . . . . . . . . . . . . . . . . . . . .  i,S-5,S-30
          REO Property  . . . . . . . . . . . . . . . . . . . . . .  S-17
          Residual Certificates . . . . . . . . . . . . . . . . . .  S-17
          Seller  . . . . . . . . . . . . . . . . . . . . . . . . .  Cover,S-1
          Senior Certificates . . . . . . . . . . . . . . . . . . .  S-17
          Servicing Fee . . . . . . . . . . . . . . . . . . . . . .  S-16
          SMMEA . . . . . . . . . . . . . . . . . . . . . . . . . .  S-6
          Special Hazard Losses . . . . . . . . . . . . . . . . . .  S-22
          Special Hazard Loss Coverage Amount . . . . . . . . . . .  S-29
          Special Hazard Mortgage Loan  . . . . . . . . . . . . . .  S-22
          Sponsor . . . . . . . . . . . . . . . . . . . . . . . . .
          Cover,i,S-1
          Subordinate Certificates  . . . . . . . . . . . . . . . .  S-17
          Subordinate Percentage  . . . . . . . . . . . . . . . . .  S-21
          Subordinate Percentage Allocation . . . . . . . . . . . .  S-21
          Subordinate Prepayment Percentage . . . . . . . . . . . .  S-22
          Subordinate Prepayment Percentage Allocation  . . . . . .  S-22
          Super Jumbos  . . . . . . . . . . . . . . . . . . . . . .  S-13
          Trustee . . . . . . . . . . . . . . . . . . . . . . . . .  Cover,S-1
          Underwriter . . . . . . . . . . . . . . . . . . . . . . .  S-31
          Underwriting Standards  . . . . . . . . . . . . . . . . .  S-13
          Unpaid Interest Amounts . . . . . . . . . . . . . . . . .  S-20
          Unpaid Interest Shortfall . . . . . . . . . . . . . . . .  S-2



     Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                      SUBJECT TO COMPLETION DATED FEBRUARY 10, 1998
     PROSPECTUS

                     HEADLANDS MORTGAGE SECURITIES INC. (Sponsor)
               Mortgage Pass-Through Certificates (Issuable In Series)

     THESE CERTIFICATES DO NOT REPRESENT AN OBLIGATION OF OR INTEREST IN HEADLANDS MORTGAGE SECURITIES INC. OR ANY OF ITS AFFILIATES, EXCEPT AS SET FORTH BELOW. THESE CERTIFICATES ARE NOT INSURED OR GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

          Each Series of Certificates to be offered from time to time hereby and by Supplements hereto will evidence the entire ownership interest of a trust fund (the "Trust"), the assets of which will consist primarily of Mortgage Loans and/or Mortgage Certificates (collectively, "Mortgage Assets"), as further described herein. The Prospectus Supplement relating to a particular Series of Certificates (the "Supplement") will describe any forms of credit support (such as a pool policy, letter of credit, guaranty, surety bond, insurance contract or reserve fund) which may be applicable to a Series of Certificates and/or to the assets included in the related Trust.

          Distributions of principal of and interest on each Series of Certificates will be made (to the extent of available funds) on each Distribution Date and allocated to the classes of such Series at the Pass-Through Rates, in the amounts and in the order specified in the related Supplement. Each Series will consist of one or more classes of
     Certificates. Each class of Certificates of a Series will evidence beneficial ownership of a specified percentage (which may be 0%) or portion of future interest payments and a specified percentage (which may be 0%) or portion of future principal payments on the Mortgage Assets in the related Trust. A Series of Certificates may include one or more classes that are senior in right of payment to one or more other classes of Certificates of such Series. One or more classes of Certificates of a Series may be entitled to receive distributions of principal, interest or any combination thereof prior to one or more other classes of Certificates of such Series or after the occurrence of specified events, in each case as specified in the related Supplement. Distributions will be made pro rata among the Certificates of each class then entitled to receive such distributions.

          Mortgage Loans may be fixed- or adjustable-rate first mortgage loans secured primarily by one- to four-family residences or shares in cooperative corporations and the related proprietary leases, purchased by the Sponsor from certain seller or sellers specified in the related Supplement (each, a "Seller"). The credit support (if any) for Mortgage Loans will be subject to the terms and conditions (including any limitations in amount) described in the related Supplement. Mortgage Certificates will be either (a) GNMA Certificates guaranteed as to full and timely payment of principal and interest by the Government National Mortgage Association ("GNMA"), (b) FHLMC Certificates guaranteed as to timely payment of interest and ultimate collection (and, if so specified in the related Supplement, timely payment) of principal by the Federal Home Loan Mortgage Corporation ("FHLMC"), or (c) FNMA Certificates guaranteed as to timely payment of principal and interest by the Federal National Mortgage Association ("FNMA"). GNMA Certificates will be backed by the full faith and credit of the United States. FNMA Certificates and FHLMC Certificates will not be backed, directly or indirectly, by the full faith and credit of the United States. The only obligations of the Sponsor and the Seller with respect to a Series of Certificates will be pursuant to their respective representations and warranties in connection with such Series. The principal obligations of the Master Servicer named in the related Supplement will be limited to its contractual servicing obligations and to obligations pursuant to certain representations and warranties.

          An  election may be  made to treat  a Trust as a  real estate mortgage
     investment   conduit  (a   "REMIC").  See   "Certain  Federal   Income  Tax
     Consequences".


        FOR A DISCUSSION OF CERTAIN RISKS ASSOCIATED WITH AN INVESTMENT IN THE
          CERTIFICATES, SEE THE INFORMATION UNDER "RISK FACTORS" COMMENCING
                ON PAGE 14 AND IN THE PROSPECTUS SUPPLEMENT COMMENCING
                                    ON PAGE S-7.
                 ____________________________________________________


      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
          AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
           THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
               COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                 PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                                  CRIMINAL OFFENSE.
                                  _________________

          Prior to issuance there will have been no market for the Certificates of any Series, and there can be no assurance that a secondary market for any Certificates will develop or, if it does develop, that it will continue. This Prospectus may not be used to consummate sales of a Series of Certificates unless accompanied by a Supplement.

          Offers of the Certificates may be made through one or more different methods, as more fully described under "Plans of Distribution" herein and "Method of Distribution" in the related Supplement.

          This Prospectus may not be used to consummate sales of Certificates unless accompanied by a Supplement.

                                   __________ ___, 1998

                                PROSPECTUS SUPPLEMENT

     The Supplement relating to a Series of Certificates to be offered hereunder and thereunder will, among other things, set forth with respect to such
     Series: (i) a description of the class or classes of Certificates to be offered; (ii) the initial aggregate Certificate Balance of each class of Certificates included in such Series and offered by such Supplement; (iii) the Pass-Through Rate (or the method of determining such Pass-Through Rate) of each class of such Certificates; (iv) the Last Scheduled Distribution Date of each class of such Certificates, if applicable; (v) the method to be used to calculate the amount to be distributed as principal on each Distribution Date; (vi) the application of distributions of principal and interest to the classes of such Certificates and the allocation of the amounts to be so applied; (vii) whether an election will be made to treat the Trust as a REMIC; (viii) certain information concerning the Mortgage Assets and any other assets included in the Trust for such Series
     (including, in the case of Mortgage Loans: (a) the number of Mortgage Loans; (b) the geographic distribution of the Mortgage Loans; (c) the aggregate principal balance of the Mortgage Loans; (d) the types of dwelling constituting the Mortgaged Properties; (e) the longest and shortest scheduled terms to maturity of the Mortgage Loans; (f) the maximum principal balance of the Mortgage Loans; (g) the maximum LTV of the Mortgage Loans at origination; (h) the maximum and minimum Mortgage Rates borne by the Mortgage Loans; and (i) the aggregate principal balance of non-owner-occupied properties); (ix) the extent, nature and terms of any credit support applicable to such Series; (x) the method of distribution of the Certificates; and (xi) other specific terms of the offering.

                                ADDITIONAL INFORMATION

     The Sponsor has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the Certificates. This Prospectus, which forms a part of the Registration Statement, and the Supplement relating to each Series of Certificates contain information set forth in the Registration Statement pursuant to the Rules and Regulations of the Commission. For further information, reference is made to such Registration Statement and the exhibits thereto, which may be inspected and copied at the facilities maintained by the Commission at its Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Offices located as follows: Chicago Regional Office, 500 West Madison Street, Chicago, Illinois 60661; and New York Regional Office, Seven World Trade Center, New York, New York 10048.

     The Commission maintains a Web site at http://www.sec.gov. that contains reports, proxy and information statements and other information regarding registrants including the Sponsor, that file electronically with the Commission.


                   INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     All documents filed by or on behalf of the Trust referred to in the accompanying Supplement with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or after the date of such Supplement and prior to the termination of any offering of the Certificates issued by such Trust shall be deemed to be incorporated by reference in this Prospectus and to be a part of this Prospectus from the date of the filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for all purposes of this Prospectus to the extent that a statement contained herein (or in the accompanying Supplement) or in any other subsequently filed document which also is or is deemed to be incorporated by reference modifies or replaces such statement. Any such statement so modified or superseded shall not be deemed, except as modified or superseded, to constitute a part of this Prospectus. Neither the Sponsor nor the Master Servicer for any Series intends to file with the Commission periodic reports with respect to the related Trust following completion of the reporting period required by Rule 15d-1 or Regulation 15D under the Exchange Act.

     The Trust will provide without charge to each person to whom this Prospectus is delivered, on the written or oral request of such person, a copy of any or all of the documents referred to above that have been or may be incorporated by reference in this Prospectus (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that this Prospectus incorporates). Such requests should be directed to the Corporate Trust Office of the Trustee specified in the accompanying Supplement.

     UNTIL 90 DAYS AFTER THE DATE OF EACH SUPPLEMENT, ALL DEALERS EFFECTING TRANSACTIONS IN THE REGISTERED SECURITIES COVERED BY SUCH SUPPLEMENT, WHETHER OR NOT PARTICIPATING IN THE DISTRIBUTION THEREOF, MAY BE REQUIRED TO DELIVER SUCH SUPPLEMENT AND THIS PROSPECTUS. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS OF THE SERIES OF CERTIFICATES COVERED BY SUCH SUPPLEMENT AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.
     NO PERSON HAS BEEN AUTHORIZED TO GIVE INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND ANY SUPPLEMENT WITH RESPECT HERETO AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON. THIS PROSPECTUS AND ANY SUPPLEMENT WITH RESPECT HERETO DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OTHER THAN THE CERTIFICATES OFFERED HEREBY AND THEREBY OR AN OFFER OF THE CERTIFICATES TO ANY PERSON IN ANY STATE OR OTHER JURISDICTION IN WHICH SUCH OFFER WOULD BE UNLAWFUL. THE DELIVERY OF THIS PROSPECTUS AT ANY TIME DOES NOT IMPLY THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE.

                              SUMMARY OF THE PROSPECTUS

     The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus and by reference to information with respect to each Series of Certificates contained in the Supplement to be prepared and delivered in connection with the offering of the Certificates of such Series.

     Title of Security			Mortgage Pass-Through Certificates (the
					"Certificates"), Each Series will be
					agreement (each a "Pooling Agreement").
     Sponsor..........................  Headlands Mortgage Securities Inc., a
     					Delaware corporation (the "Sponsor").
     Seller...........................  The seller or sellers (each, a "Seller")
     					for a particular Series will be named in
					the Supplement relating to such
                                        Series (the "Supplement"). A Seller  may
     					be an affiliate of the Sponsor.
     Trustee .........................  The trustee (the "Trustee") for a
					particular Series will be named in the
					related Supplement.
     Master Servicer .................  The entity or entities named as Master
					Servicer (the "Master Servicer") in the
					related Supplement, which may be an
					affiliate of the Sponsor. See "The
					Pooling and Servicing Agreement  --
					Certain  Matters Regarding the Sponsor,
					the Seller and the Master Servicer."
     Closing Date ....................  The date (the "Closing Date") of the
     					initial issuance of a Series, as
					specified in the related Supplement.
     The Trusts.......................  Each Trust will consist of Mortgage
     					Loans and/or Mortgage "Mortgage
					Assets"), any real estate acquired
					through foreclosure or similar support,
					the assets in the  Certificate
					Account,  any  minimum prepayment,
					reinvestment  or  similar agreement
					and any other assets described in the
					related Supplement, all as described
                                        herein and therein.
     A. Mortgage Loans................  The mortgage loans included in a Trust
     					(the "Mortgage Loans") will be secured
					primarily by liens on residential
                                        properties  or   shares  in  cooperative
     					corporations ("Cooperatives") and the
					related proprietary leases. If so
					specified  in the related Supplement,
					the Mortgage Assets of the  related
					Trust may include mortgage
					participation certificates or  other
					beneficial interests evidencing
					interests in  mortgage loans.  Such
					mortgage loans may  be conventional
					loans  (i.e., loans that are not
                                        insured by  any governmental  agency) or
     					may be insured or guaranteed by the
					Federal Housing Authority ("FHA"), or
                                        the Veterans  Administration ("VA"),  as
     					specified in the related  Supplement.
					All  Mortgage Loans will have been
                                      	purchased   by   the   Sponsor,  either
     					directly or through an affiliate, from
					one or more Sellers.

                                        The payment terms of the Mortgage Loans
     					to be included in a Trust will be
					described in the related Supplement and
                                        may   include  any   of   the  following
     					features or combinations the related
                                        Supplement:  (a) Interest may be payble
					at a fixed rate, rate to an index
                                        (which will be specified in  the related
     					Supplement), a or under certain
                                        circumstances  and  is  followed  by  an
     					adjustable rate, a rate that otherwise
					varies from  time to time, or a rate
                    			that is  convertible from  an adjustable
     					rate to a fixed rate.  Changes to an
					adjustable  rate may be subject to
                                        periodic  limitations,  maximum  rates,
     					minimum rates or a interest may be
                                        deferred and added to the principal of a
     					loan for such periods and  under such
					circumstances as may be specified in
					the  related  Supplement.  The  loan
     					agreement or respect of a Mortgage
					Loan   may  provide  for   the payment
					of interest at a rate lower than the
					interest rate (the "Mortgage Rate")
					specified  in such  Mortgage Note  for a
    					period of time or of any difference may
 					be contributed from funds supplied by a
                                        third party.
                                        (b) Principal may  be payable on a level
     					debt service its term, may be calculated
					on the  basis of  an assumed
					amortization schedule that  is  longer
					than  the interest  rate on  the
					Mortgage Loan or may not be original
					term.  Payment of all or a substantial
					portion of the
					principal may  be  due  on umaturity
					("balloon payments"). Principal may
					include  interest that  has  been
     					deferred and added to the principal
					balance  of the  Mortgage Loan.
                                        (c)  Monthly  payments of  principal and
     					interest may be fixed for the life of
					the Mortgage Loan, may increase
                                        over a  specified period of  time or may
     					change from period to period.  Mortgage
					Loans  may  include limits on periodic
                                        increases or decreases  in the amount of
     					monthly payments and  may  include
					maximum  or minimum amounts of monthly
                                        payments.
                                        (d) The Mortgage Loans generally may be
     					prepaid at any time without  payment of
					any prepayment so specified  in  the
					related  Supplement, prepayments of
                                        principal may be prohibited for the
					life of any such Mortgage  Loan  or
					for  certain periods ("lockout
					periods"), which may be fixed for the
					life  of any such Mortgage Loan or may
					decline permit prepayments after
					expiration  of   the  applicable lockout
					period and may in connection with any
					such subsequent prepayment. The
					Mortgage Loans permit the mortgagee to
					demand  payment  of  the entire Mortgage
					Loan in connection  with the  sale or
					certain transfers of the related
					Mortgaged Property.   Other Mortgage
					Loans may be applicable underwriting
					standards of the Seller.
                                        (e) The real property  constituting
					security for repayment of a Mortgage
					Loan may be located in any one of the
					fifty Puerto Rico or any  other
					territory  of the  United States.
					The Mortgage Loans may be covered by
					standard hazard insurance policies
					insuring  against losses due to fire
					and various other causes. The  Mortgage
					Loans may be covered by primary
					mortgage  insurance policies  to the
					extent provided in the related
					Supplement.
     B. Mortgage Certificates.........	The Trust may include certain assets
					(the "Mortgage Certificates") which
					are limited to GNMA Certificates,
                                        FNMA Certificates, FHLMC Certificates or a combination thereof. Any GNMA Certificates included be guaranteed as to full and timely payment of principal and interest by GNMA, which guaranty is backed by the full faith and credit of the United States.
					Any FHLMC Certificates included in the
					Trust will be guaranteed as to  the
					timely  payment of  interest and
					ultimate collection (and,  if so
					specified in  the  related Supplement,
					timely payment) of principal by FHLMC.
					Any FNMA Certificates included in a
					Trust  will be  guaranteed as to timely
                                        payment of scheduled payments of
					principal and interest by FNMA.  No
					FNMA  or FHLMC  Certificates will be
					backed, directly  or  indirectly, by
					the  full faith and credit of
                                        the United States.

                                        Each Mortgage Certificate will evidence
     					an interest in a pool    of    mortgage
   					loans  and/or cooperative loans, and/or
                                        in principal distributions and  interest
     					distributions thereon. The Supplement
					for each Series will specify the
               				aggregate approximate  principal balance
     					of GNMA, FNMA and FHLMC Certificates
					included in a  Trust and will describe
                                        the  principal  characteristics  of the
     					underlying mortgage loans  or
					cooperative  loans  and  any insurance,
					guaranty or other credit support
					applicable to such underlying loans,
                                        the  Mortgage Certificates  or both.
					In addition, the related  Supplement
					will  describe  the terms upon which
                                        distributions  will   be  made  to the
     					Trustee as the holder of  the Mortgage
					Certificates.   The Mortgage
					Certificates included in any Trust
					will be registered in the name of
                                        the Trustee  or  its nominee  or in
					the case of book-entry Mortgage
					Certificates  in the  name of a
					financial intermediary with a Federal
					Reserve Bank or a clearing corporation
					and  will  be  held by  the Trustee
					only for the benefit of holders of the
					related Series of Certificates.
     C. Certificate Account ..........  All distributions on any Mortgage
					Certificates and all payments
					(including prepayments, liquidation
					proceeds and insurance  proceeds)
					received  from the Master Servicer on
                                        any Mortgage Loans included in the Trust
     					for a Series will  be  remitted  to
					an account  (the "Certificate
					Account"),   and,   together  with any
					amounts available pursuant to the
					terms of any applicable credit support
                                        and any  other amounts  described in the
					related Supplement, will be available
					for distribution on the Certificates
					of such Series as described in the
					related Supplement.  Such Certificate
					Account shall be an Eligible Account
					or  Accounts  established  and
					maintained by the Master  Servicer
					for  the   benefit  of holders of a
					Series of Certificates.
     Description of Certificates .....	Each Certificate will represent a
					beneficial ownership interest in a
					Trust to be formed by the Sponsor
					pursuant to a Pooling Agreement.  Each
					Series  of Certificates may contain
					one   or   more   classes   of
					certificates (the "Senior
					Certificates") which are senior in
					right of distribution to one or more
					classes of  certificates (the
					"Subordinate Certificates") and may
					also  contain one or more classes
                                        of  the  types  described  herein under
     					"Description of Certificates --
					Categories of Classes of Certificates"
                                        herein.
    Distributions on the Certificates.. Distributions on the Certificates
					entitled thereto will be made monthly,
					quarterly, semi-annually or at such
                                        other   intervals  and   on   the  dates
     					specified in the related Supplement
					(each, a "Distribution Date") out of the
                                        payments  received  in  respect  of  the
     					assets of the related Trust.  The amount
					allocable to payments of principal and
                                        interest  on any Distribution  Date will
     					be determined as specified  in  the
					related  Supplement.  Unless otherwise
                                        specified in the related Supplement, all
     					distributions will be made pro rata to
     					Certificateholders of the class
					entitled thereto. The aggregate original
     					balance of the Certificates (the
					"Certificate Balance") will equal the
                                        aggregate  distributions  allocable  to
     					principal that such Certificates
					will be entitled  to receive.
     A. Interest......................  Each class of Certificates of a Series
     					will accrue interest from the date and
					at the fixed or adjustable rate  set
					forth  (or  determined  as set forth)
					in the related  Supplement  (the
					"Pass-Through Rate"), except for
					certain classes of Certificates that
					are only entitled to distributions of
					principal ("PO Certificates").  Accrued
					interest will be distributed (to the
					extent of funds available therefor), at
					the times and in the manner specified
					in such Supplement.  Distributions of
					interest on  any  class  of Accrual
					Certificates will commence at the time
					specified in such Supplement; until
					then, interest on  the  Accrual
					Certificates  will  be added to the
					Certificate Balance thereof.
     B. Principal.....................  Each class of Certificates of a Series
     					will receive distributions of principal
					in the amounts, at the times
              				and  in  the  manner  specified  in
					the related Supplement until its
					initial aggregate Certificate Balance
					has been fully  amortized,  except  for
					certain classes of Certificates that
					are only  entitled to distributions of
                                        interest ("1O Certificates").
					Allocations of distributions of
					principal will  be made to the
					Certificates  of  each class  during
					the periods and in the order specified
					in the related Supplement.
     Credit Enhancement ..............  The assets in a Trust or the
                                        Certificates of one or more classes in
                                        the related Series may have the benefit
					of one or more types of credit support
					as described in the related Supplement.
					The protection against losses afforded
					by any such credit support may be
					limited. The type, characteristics and
					amount of credit enhancement will be
					determined based on the characteristics
					of the Mortgage Loans underlying or
					comprising the Mortgage Assets and
					other factors and will be established
					on the basis of requirements of each
					Rating Agency rating the Certificates
					of such Series. See "Credit
					Enhancement" herein.
     A. Subordination  ...............  A Series of Certificates may consist of
					one or more or more classes of
					Subordinate Certificates.  If so
					specified in the related Supplement,
					certain classes of Subordinate
					Certificates may be senior to other
					Classes of Subordinate Certificates and
					be rated investment grade ("Mezzanine
                                        Certificates"). The rights of holders
					of the Subordinate Certificates of a
					Series ("Subordinate Certificate-
					holders") to receive distributions with
					respect to the assets in the related
					Trust will be subordinated to such
                                        rights of holders of the Senior
					Certificates of the same Series
					("Senior Certificateholders") to the
					extent described in the related
					Supplement.  This subordination is
					intended to enhance the likelihood of
					regular receipt by Senior
					Certificateholders of the full amount
					of their scheduled monthly payments of
					principal and interest. The protection
					afforded to Senior Certificateholders
					of a Series by means of the
					subordination feature will be
                                        accomplished by (i) the preferential
					right of such holders to receive,
					prior to any distribution being made
                                        in respect of the related Subordinate
					Certificates, the amounts of principal
					and interest due them on each
                                        Distribution Date out of the funds
					available for distribution on such date
					and, to the extent described in the
					related Supplement, by the right of
					such holders to receive future
					distributions on the assets in the
					related Trust that would otherwise have
					been payable to Subordinate
					Certificateholders; (ii) reducing the
                                        ownership interest of the related
					Subordinate Certificates;  (iii) a
					combination of clauses (i) and (ii)
                                        above; or (iv) as otherwise described
					in the related Supplement.  If so
					specified in the related Supplement,
                                        subordination may apply only in the
					event of certain types of losses not
					covered by other forms of credit
                                        enhancement, such as hazard losses not
					covered by standard hazard insurance
					policies or losses due to the
                                        bankruptcy or fraud of the mortgagor.
					The related Supplement will set forth
					information concerning, among other
					things, the amount of subordination of
					a class or classes of Subordinate
					Certificates in a Series, the
                                        circumstances in which such
					subordination will be applicable and
					the manner, if any, in which the
					amount of subordination will decrease
					over time.
     B. Reserve Fund..................  One or more reserve funds (the "Reserve
					Fund") may be established and
					maintained for each Series. The related
                                        Supplement will  specify whether or not
					any such Reserve Fund will be included
					in the corpus  of the Trust for such
                                        Series and will also specify the manner
					of funding the related Reserve Fund and
					the conditions under which the amounts
					in any such Reserve Fund will be used
					to make distributions to holders of
					Certificates of a particular class or
					released from the related Trust.
     C. Surety Bond  .................  A surety bond or bonds may be obtained
					and maintained for a Series or certain
					classes thereof, which will, subject
                                        to certain conditions and limitations,
					guaranty payments of all or limited
					amounts of principal and interest due
                                        on the classes of such Series or
					certain classes thereof.
     D. Mortgage Pool Insurance Policy. A mortgage pool insurance policy or
					policies (the "Mortgage Pool
					Insurance Policy"), may be obtained and
                                        maintained for a  Series, which shall
					be limited in scope, covering defaults
					on the related Mortgage Loans in an
                                        initial amount equal to a specified
					percentage of the aggregate principal
					balance of all Mortgage Loans included
					in the Trust as of the first day of the
					month of issuance of the related Series
					or such other date as is specified in
					the related Supplement (the "Cut-off
					Date").
     E. Fraud Waiver..................  If so specified in the related
					Supplement, a letter may be obtained
					from the issuer of a Mortgage Pool
					Insurance Policy (the "Waiver Letter")
					waiving its right to deny a claim or
					rescind coverage under the related
					Mortgage Pool Insurance Policy by
					reason of fraud, dishonesty or
                                        misrepresentation in connection with
					the origination of, or application
					for insurance for, the related
					Mortgage Loan or the denial or
					adjustment of coverage under any
                                        related Primary Mortgage Insurance
					Policy because of such fraud,
					dishonesty  or misrepresentation.
					In such circumstances, the issuer of
					the Mortgage Pool Insurance Policy
					will be indemnified by the Seller for
					the amount of any loss paid by the
					issuer of the Mortgage Pool Insurance
					Policy (each such amount, a "Fraud
					Loss") under the terms of the Waiver
					Letter.  The maximum aggregate amount
					of Fraud Losses covered under the
					Waiver Letter and the period of time
					during which such coverage will be
                                        provided will be specified in the
					related Supplement.
     F. Special Hazard Insurance
	Policy .......................  A special hazard insurance policy or
					policies (the "Special Hazard
					Insurance Policy") may be obtained
					and maintained for a Series, covering
					certain physical risks that are not
					otherwise insured against by standard
					hazard insurance policies.  Each
					Special Hazard Insurance Policy will
					be limited in scope and will cover
					losses pursuant to the provisions of
					each such Special Hazard Insurance
                                        Policy as described in the related
					Supplement.
     G. Bankruptcy Bond  .............  A bankruptcy bond or bonds (the
					"Bankruptcy Bond") may be obtained to
					cover certain losses resulting from
					action that may be taken by a
					bankruptcy court in connection with a
					Mortgage Loan.  The level of coverage
					and the limitations in scope of each
					Bankruptcy Bond will be specified in
					the related Supplement.
     H. Cross Support  ...............  If specified in the related Supplement,
					the beneficial ownership of separate
					groups of assets included in a Trust
					may be evidenced by separate classes of
					the related Series of Certificates. In
					such case, credit support may be
					provided by a cross-support feature
					which requires that distributions be
					made with respect to Certificates
                                        evidencing beneficial ownership of one
					or more asset groups prior to
					distributions to Subordinate
					Certificates evidencing a beneficial
					ownership interest in other asset
                                        groups within the same Trust.
     I. FHA Insurance and VA
	Guaranty .....................	All or a portion of the Mortgage Loans
					in a Trust may be insured by FHA
					insurance ("FHA Insurance") and may be
					partially guaranteed by the VA (a "VA
					Guaranty").
     J. Other Forms of Credit
	Support ......................	Other forms of credit support to
					provide coverage for certain risks of
					default or various types of losses
					(such as a letter of credit, limited
					guaranty or insurance contract) may be
					applicable to a Series of Certificates,
                                        to the Mortgage Assets included in the
					related Trust and/or to the mortgage
					loans underlying such Mortgage
                                        Certificates, as described in the
					related Supplement.
     Advances  .......................  If so specified in the related
					Supplement, the Master Servicer,
					directly or through subservicers, will
					be obligated or have the right at its
					option to make certain advances (each
					an "Advance") with respect to
					delinquent payments on such Mortgage
					Loans.  Any such advances will be
					reimbursable  to the extent described
					herein and in the related Supplement.
     Optional Termination  ...........  The Master Servicer or, if specified in
					the related Supplement for a Series of
					REMIC Certificates, the holders of the
					Residual Certificates of such Series
					may have the option to repurchase the
					Mortgage Assets included in the related
					Trust and thereby effect early
                                        retirement of a Series of Certificates.
					Any such option will be exercisable at
					the times and upon satisfaction of the
					conditions specified  in the related
					Supplement.
     Tax Status of REMIC
     Certificates ....................	Regular Certificates of a particular
					Series will be treated as "regular
					interests" in the REMIC and will be
                                        treated as  debt instruments for
					federal income tax purposes, and the
					Residual Certificates of such Series
                                        will be treated as "residual interests"
					in the REMIC.  Holders of Residual
					Certificates generally will include
                                        their pro rata shares of the net income
					or loss of the REMIC in determining
					their federal taxable income.  Holders
					of Accrual Certificates and any other
					classes of Regular Certificates issued
					with original issue discount generally
					will be required to include the
					original issue discount (which for
					federal income tax purposes includes
                                        interest accrued on Accrual
					Certificates as well as current
					interest paid thereon) in gross
					income over the life of the Regular
					Certificates.  Distributions on Regular
					Certificates to foreign investors
					generally will not be subject to U.S.
                                        withholding tax, provided applicable
					certification procedures are complied
					with.  Subject to certain limitations
					that may be applicable to Buydown
					Loans, REMIC  Certificates will be
					treated as "regular or residual
					interests in a REMIC" for domestic
                                        building and loan associations and
					"real estate assets" for real estate
					investment  trusts. See "Certain
					Federal Income Tax Consequences  --
					REMIC Certificates" herein.
     Tax Status of Non-REMIC
     Certificates ....................  For federal income tax purposes, the
					trust created to hold the Mortgage
					Assets for each Series of Non-REMIC
                                        Certificates will be classified as a
					grantor trust and not as an
					association taxable as a corporation.
					Holders of Non-REMIC Certificates of
					such Series which are not IO
					Certificates will be treated as owners
					of undivided interests in the trust and
					as equitable owners of undivided
					interests in each of the Mortgage
					Assets held by the trust, and such
					holders will be taxed on their pro
                                        rata shares of the income from the
					related Mortgage Assets and may be
					allowed to deduct their pro rata shares
                                        of reasonable servicing fees,
					consistent with their methods of
					accounting, subject to limitation in
					the case of Non-REMIC Certificates
					held by individuals, estates, or
					trusts (either directly or indirectly
					through certain pass-through entities).
					If a Series of Non-REMIC Certificates
					includes IO Certificates, holders of
					the Certificates of such Series will
					be subject to the "Stripped Bond
					Rules" of Section 1286 of the Code.
                                        Subject to certain limitations that may
					be applicable to Buydown Loans, to the
					extent the Mortgage Assets and the
                                        related interests qualify for such
					treatment, interests in the Mortgage
					Assets held by holders of applicable
                                        Non-REMIC Certificates which are not IO
					Certificates will be considered to
					represent "loans... secured by an
                                        interest in real property" for
					domestic building and loan
					associations and "real estate assets"
					for real estate investment trusts.
                                        It is not clear whether IO Certificates
					will be treated as representing an
					ownership interest in qualifying
                                        assets and income under Sections
					7701(a)(19)(C)(v), 856(c)(5)(A) and
					856(c)(3)(B) of the Code, although the
                                        policy considerations underlying those
					Sections suggest that such treatment
					should be available.  It is also not
                                        clear whether a reasonable prepayment
					assumption should be applied in
					accruing original issue discount on
					the IO Certificates.
                                        See "Certain Federal Income Tax
					Consequences -- Non-REMIC
                                        Certificates" herein.
     Legal Investment  ...............  The Supplement for each Series of
					Certificates will specify which, if
					any, of the classes of Certificates
					offered thereby will constitute
					"mortgage-related securities" for
					purposes of the Secondary Mortgage
					Market Enhancement Act of 1984
					("SMMEA").  Classes of Certificates
					that qualify as "mortgage related
                                        securities" will be legal investments
					for certain types of institutional
					investors to the extent provided in
					SMMEA, subject, in any case, to any
					other regulations that may govern
					investments by such institutional
                                        investors. Institutions whose
					investment activities are subject to
					review by federal or state
					authorities should consult with their
					counsel or the applicable authorities
                                        to determine whether an investment in
					a particular class of Certificates
					(whether or not such class constitutes
					a "mortgage related security") complies
					with applicable guidelines, policy
					statements or restrictions.
     ERISA Considerations ............  A fiduciary of any employee benefit
					plan or other retirement plan or
					arrangement subject to the Employee
                                        Retirement Income Security Act of 1974,
					as amended ("ERISA") or the Code should
					carefully review with its legal
					advisors whether the purchase or
					holding of Certificates could give rise
					to a transaction prohibited or not
					otherwise permissible under ERISA or
					the Code. See "ERISA  Considerations"
					herein. Certain classes of Certificates
					may not be transferred unless the
					Trustee and the Sponsor are furnished
					with a letter of representation or an
					opinion of counsel to the effect that
					such transfer will not result in
					violation of the prohibited transaction
					provisions of ERISA and the Code and
					will not subject the Trustee, the
					Sponsor or the Master Servicer to
					additional obligations. See "ERISA
                                        Considerations" herein.
     Rating  .........................  The Certificates of each class offered
					hereby and by a Supplement will be
					rated in one of the four highest
                                        rating categories by one or more
					nationally recognized statistical
					rating organizations, as specified in
					such Supplement (with respect to each
					Series of Certificates, the "Rating
					Agency"). A security rating is not a
                                        recommendation to buy, sell or hold the
					Certificates of any Series and is
					subject to revision or withdrawal at
                                        any time by the Rating Agency. Further,
					such ratings do not address the effect
					of prepayments on the yield
					anticipated by an investor. See
					"Rating" herein.



                                     RISK FACTORS

     Investors should consider the following factors in connection with the purchase of Certificates.

     NATURE OF MORTGAGES

     PROPERTY VALUES. There are several factors that could adversely affect the value of Mortgaged Properties such that the outstanding balance of the related Mortgage Loan would equal or exceed the value of the Mortgaged Properties. Among the factors that could adversely affect the value of the Mortgaged Properties are an overall decline in the residential real estate market in the areas in which the Mortgaged Properties are located or a decline in the general condition of the Mortgaged Properties as a result of failure of borrowers to maintain adequately the Mortgaged Properties or of natural disasters that are not necessarily covered by insurance, such as earthquakes and floods. Although Mortgaged Properties located in certain identified flood zones will be required to be covered, to the maximum extent available, by flood insurance, as discussed under "The Pooling and Servicing Agreement -- Hazard Insurance", no Mortgaged Property will otherwise be required to be insured against earthquake damage or any other loss not covered by a standard hazard insurance policy, as described under "The Pooling and Servicing Agreement -- Hazard Insurance." If such a decline or natural disaster occurs, the actual rates of delinquencies, foreclosures and losses on all Mortgage Loans could be higher than those currently experienced in the mortgage lending industry in general. Losses on such Mortgage Loans will be borne by the holders of one or more classes of Certificates of the related Series.

     DELAYS DUE TO LIQUIDATION. Even assuming that the Mortgaged Properties provide adequate security for the Mortgage Loans, substantial delays could be encountered in connection with the liquidation of defaulted Mortgage Loans and corresponding delays in the receipt of related proceeds by Certificateholders could occur. An action to foreclose on a Mortgaged Property securing a Mortgage Loan is regulated by state statutes and rules and is subject to many of the delays and expenses of other lawsuits if defenses or counterclaims are interposed, sometimes requiring several years to complete. Furthermore, in some states an action to obtain a deficiency judgment is not permitted following a nonjudicial sale of a Mortgaged Property. See "Certain Legal Aspects of the Mortgage Loans" herein. In the event of a default by a borrower, these restrictions, among other things, may impede the ability of the Master Servicer to foreclose on or sell the Mortgaged Property or to obtain liquidation proceeds sufficient to repay all amounts due on the related Mortgage Loan. In addition, the Master Servicer will be entitled to deduct from related liquidation proceeds all expenses reasonably incurred in attempting to recover amounts due on defaulted Mortgage Loans and not yet repaid, including legal fees and costs of legal action, real estate taxes and maintenance and preservation expenses.

     DISPROPORTIONATE EFFECT OF LIQUIDATION EXPENSES. Liquidation expenses with respect to defaulted Mortgage Loans do not vary directly with the outstanding principal balance of the Mortgage Loan at the time of default. Therefore, assuming that the Master Servicer took the same steps in realizing upon a defaulted Mortgage Loan having a small remaining principal balance as it would in the case of a defaulted Mortgage Loan having a large remaining principal balance, the amount realized after expenses of liquidation would be smaller as a percentage of the outstanding principal balance of the small Mortgage Loan than would be the case with the defaulted Mortgage Loan having a large remaining principal balance.

     LIMITATIONS, REDUCTION AND SUBSTITUTION OF CREDIT ENHANCEMENT

     With respect to each Series of Certificates, credit enhancement may be provided in limited amounts to cover certain types of losses on the underlying Mortgage Loans. Credit enhancement will be provided in one or more of the forms referred to herein, including, but not limited to: subordination of other Classes of Certificates of the same Series; a limited guarantee; a financial guaranty insurance policy; a surety bond; a letter of credit; a mortgage pool insurance policy; a special hazard insurance policy; a mortgagor bankruptcy bond; a reserve fund and any combination thereof. See "Credit Enhancement" herein. Regardless of the form of credit enhancement provided, the amount of coverage will be limited in amount and in most cases will be subject to periodic reduction in accordance with a schedule or formula. Furthermore, such credit enhancements may provide only very limited coverage as to certain types of losses, and may provide no coverage as to certain other types of losses. All or a portion of the credit enhancement for any Series of Certificates may be permitted to be reduced, terminated or substituted for, if each applicable Rating Agency indicates that the then current rating thereof will not be adversely affected. In the event losses exceed the amount of coverage provided by any credit enhancement or losses of a type not covered by any credit enhancement occur, such losses will be borne by the holders of the related Certificates (or certain Classes thereof). The rating of any Series of Certificates by any applicable Rating Agency may be lowered following the initial issuance thereof as a result of the downgrading of the obligations of any applicable credit support provider, or as a result of losses on the related Mortgage Loans in excess of the levels contemplated by such Rating Agency at the time of its initial rating analysis. Neither the Sponsor, the Seller, the Master Servicer, the Trustee, nor any of their affiliates will have any obligation to replace or supplement any credit enhancement, or to take any other action to maintain any rating of any Class of Certificates of a Series.

     BANKRUPTCY AND INSOLVENCY RISKS

     The Seller and the Sponsor will treat the transfer of the Mortgage Loans by the Seller to the Sponsor as a sale for accounting purposes. The Sponsor and the Trust will treat the transfer of Mortgage Loans from the Sponsor to the Trust as a sale for accounting purposes. As a sale of the Mortgage Loans by the Seller to the Sponsor, the Mortgage Loans would not be part of the Seller's bankruptcy estate and would not be available to the Seller's creditors. However, in the event of the insolvency of the Seller, it is possible that the bankruptcy trustee or a creditor of the Seller may attempt to recharacterize the sale of the Mortgage Loans as a borrowing by the Seller, secured by a pledge of the Mortgage Loans. Similarly, as a sale of the Mortgage Loans by the Sponsor to the Trust, the Mortgage Loans would not be part of the Sponsor's bankruptcy estate and would not be available to the Sponsor's creditors. However, in the event of the insolvency of the Sponsor, it is possible that the bankruptcy trustee or a creditor of the Sponsor may attempt to recharacterize the sale of the Mortgage Loans as a borrowing by the Sponsor, secured by a pledge of the Mortgage Loans. In either case, this position, if argued before or accepted by a court, could prevent timely payments of amounts due on the Certificates and result in a reduction of payments due on the Certificates.

     In the event of a bankruptcy or insolvency of the Master Servicer, the bankruptcy trustee or receiver may have the power to prevent the Trustee or the Certificateholders from appointing a successor Master Servicer.

     The time period during which cash collections may be commingled with the Master Servicer's own funds prior to each deposit to the Certificate Account will be specified in the related Supplement. In the event of the insolvency of the Master Servicer and if such cash collections are commingled with the Master Servicer's own funds for at least ten days, the Trust will likely not have a perfected interest in such collections since such collections would not have been deposited in a segregated account within ten days after the collection thereof, and the inclusion thereof in the bankruptcy estate of the Master Servicer may result in delays in payment and failure to pay amounts due on the Certificates.

     In addition, federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon its security. For example, in a proceeding under the Bankruptcy Reform Act of 1978, as amended (the "Bankruptcy Code"), a lender may not foreclose on a Mortgaged Property without the permission of the bankruptcy court. The rehabilitation plan proposed by the debtor may provide, if the court determines that the value of the Mortgaged Property is less than the principal balance of the Mortgage Loan, for the reduction of the secured indebtedness to the value of the Mortgaged Property as of the date of the commencement of the bankruptcy, rendering the lender a general unsecured creditor for the difference, and also may reduce the monthly payments due under such Mortgage Loan, change the rate of interest and alter the Mortgage Loan repayment schedule. The effect of any such proceedings under the federal Bankruptcy Code, including but not limited to any automatic stay, could result in delays in receiving payments on the Mortgage Loans underlying the Certificates and possible reductions in the aggregate amount of such payments.

     CERTAIN OTHER LEGAL CONSIDERATIONS REGARDING THE MORTGAGE LOANS

     Applicable federal and state laws regulate interest rates and other charges and require certain disclosures. In addition, other laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices may apply to the origination, servicing and collection of the Mortgage Loans. For example, the federal district court for the eastern district of Virginia recently announced a decision indicating that federal law prohibited lenders from paying independent mortgage brokers a premium for loans with above-market interest rates. Depending on the provisions of the applicable law and the specific facts and circumstances involved, violations of these laws, policies and principles may limit the ability to collect all or part of the principal of or interest on the Mortgage Loans, may entitle the borrower to a refund of amounts previously paid and, in addition, could subject the owner of the Mortgage Loans to damages and administrative enforcement.


                                     THE TRUSTS*

     GENERAL

     The Trust for each Series will be held by the Trustee for the benefit of the related Certificateholders. Each Trust will consist of certain mortgage-related assets (the "Mortgage Assets") consisting of (A) a mortgage pool (a "Mortgage Pool") comprised of Mortgage Loans or (B) Mortgage Certificates, in each case as specified in the related Supplement, together with payments in respect of such Mortgage Assets and certain other accounts, obligations or agreements, in each case as specified in the related Supplement.

     The Certificates will be entitled to payment from the assets of the related Trust or other assets pledged for the benefit of the holders of such Certificates (the "Certificateholders") as specified in the related Supplement and will not be entitled to payments in respect of the assets of any other trust fund established by the Sponsor.

     The Mortgage Assets for each Series may be acquired by the Sponsor, either directly or through affiliates, from originators or sellers that may be affiliates of the Sponsor (the "Seller") and conveyed by the Sponsor to the related Trust. Mortgage Loans acquired by the Sponsor will have been originated in accordance with the underwriting criteria specified below under "Mortgage Loan Program -- Underwriting Standards" or as otherwise described in the related Supplement.

     The following is a brief description of the Mortgage Assets expected to be included in the Trusts. A schedule of the Mortgage Assets relating to such Series will be attached to the Pooling Agreement delivered to the Trustee upon delivery of the Certificates.

     THE MORTGAGE LOANS

     The Mortgage Loans may be fixed- or adjustable-rate mortgage loans, or participations or other beneficial interests in such mortgage loans, evidenced by notes or other evidence of indebtedness (the "Mortgage Notes") secured primarily by first liens on one- to four-family residential properties in any one of the fifty states, the District of Columbia, Guam, Puerto Rico or any other territory of the United States. The Mortgage Loans may be conventional loans (i.e., loans that are not insured or guaranteed by any governmental agency) or loans insured by the FHA or partially guaranteed by the VA, as specified in the related Supplement.

     If so specified in the related Supplement, the Mortgage Loans may include cooperative apartment loans ("Cooperative Loans") secured by security interests in shares issued by private, non-profit cooperative housing corporations and in the related proprietary leases or occupancy agreements granting exclusive rights to occupy specific dwelling units in such buildings. A "Mortgage" is a mortgage, deed of trust or similar instrument with respect to a Mortgaged Property. The "Mortgaged Properties" securing the Mortgage Notes will be comprised of one- to four-family dwelling units that are either detached or semi-detached townhouses, rowhouses, individual condominium units, individual units in planned unit developments, manufactured homes and certain other dwelling units. The Mortgaged Properties may include leasehold interests in residential properties, the title to which is held by third party lessors. The term of any such leasehold interest will exceed the term of the related Mortgage Note by at least five years. For a discussion of leasehold mortgages, see "Certain Legal Aspects of the Mortgage

     * Whenever the terms "Mortgage Pool" and "Certificates" are used in this Prospectus, such terms will be deemed to apply, unless the context indicates otherwise, to one specific Mortgage Pool and the Certificates representing certain undivided interests, as described below, in a single trust fund (the "Trust") consisting primarily of the Mortgage Assets in such Mortgage Pool. Similarly, the term "Pass-Through Rate" will refer to the Pass-Through Rate borne by the Certificates of one specific Series and the term "Trust" will refer to one specific Trust.


     Loans -- General -- Leaseholds". The Mortgaged Properties may include vacation and second homes and investment properties. An investment property is a Mortgage Property owned in fee simple by the borrower and is rented by the borrower to a third party. Each Mortgage Loan will be selected by the Sponsor for inclusion in a Trust from among those purchased, either directly or through affiliates. Originators, servicers or sellers may be affiliated with the Sponsor. All transactions involving affiliates will be conducted in a commercially reasonable manner at arm's length.

     Unless otherwise specified in the related Supplement, all of the Mortgage Loans in a Mortgage Pool will have monthly payments due on the first day of each month. The payment terms of the Mortgage Loans to be included in a Trust will be described in the related Supplement and may include any of the following features or combinations thereof or other features described in the related Supplement:

            (a) Interest may be payable at a fixed rate, a rate adjustable from time to time in relation to an index (which will be specified in the related Supplement, the "Index"), a rate that is fixed for a period of time or under certain circumstances and is followed by an adjustable rate, a rate that otherwise varies from time to time, or a rate that is convertible from an adjustable rate to a fixed rate. Changes to an adjustable rate may be subject to periodic limitations, maximum rates, minimum rates or a combination of such limitations. Accrued interest may be deferred and added to the principal of a Mortgage Loan for such periods and under such circumstances as may be specified in the related Supplement.

            (b) Principal may be payable on a level debt service basis to fully amortize the Mortgage Loan over its term, may be calculated on the basis of an assumed amortization schedule that is significantly longer than the original term to maturity or at an interest rate that is different from the Mortgage Rate or may not be amortized during all or a portion of the original term. Payment of all or a substantial portion of the principal may be due on maturity ("balloon payments"). Principal may include interest that has been deferred and added to the principal balance of the Mortgage Loan.

            (c) Monthly payments of principal and interest may be fixed for the life of the Mortgage Loan, may increase over a specified period of time or may change from period to period. The terms of a Mortgage Loan may include limits on periodic increases or decreases in the amount of monthly payments and may include maximum or minimum amounts of monthly payments.

            (d) The Mortgage Loans generally may be prepaid at any time without the payment of any prepayment fee. If so specified in the related Supplement, some prepayments of principal may be subject to a prepayment fee, which may be fixed for the life of any such Mortgage Loan or may decline over time, and may be prohibited for the life of such Mortgage Loan or for certain periods ("lockout periods"). Certain Mortgage Loans may permit prepayments after expiration of the applicable lockout period and may require the payment of a prepayment fee in connection with any such subsequent prepayment. Other Mortgage Loans may permit prepayments without payment of a fee unless the prepayment occurs during specified time periods. The Mortgage Loans may include "due-on-sale" clauses that permit the mortgagee to demand payment of the entire Mortgage Loan in connection with the sale or certain transfers of the related Mortgaged Property. Other Mortgage Loans may be assumable by persons meeting the then applicable underwriting standards of the Seller.

     A Trust may contain certain Mortgage Loans ("Buydown Loans"), which include provisions whereby a third party partially subsidizes the monthly payments of the Mortgagor during the early years of the Mortgage Loan, the difference to be made up from a fund (a "Buydown Fund") contributed by such third party at the time of origination of the Mortgage Loan. A Buydown Fund will be in an amount equal either to the discounted value or full aggregate amount of future payment subsidies. The underlying assumption of buydown plans is that the income of the Mortgagor will increase during the buydown period as a result of normal increases in compensation and of inflation, so that the Mortgagor will be able to meet the full mortgage payments at the end of the buydown period. To the extent that this assumption as to increased income is not fulfilled, the possibility of defaults on Buydown Loans is increased. The related Supplement will contain information with respect to any Buydown Loan concerning limitations on the interest rate paid by the Mortgagor initially, on annual increases in the interest rate and on the length of the buydown period.

     Mortgage Loans with certain LTVs and/or certain principal balances may be covered wholly or partially by primary mortgage guaranty insurance policies (each, a "Primary Mortgage Insurance Policy"). The existence, extent and duration of any such coverage will be described in the related Supplement. The loan-to-value ratio ("LTV") of a Mortgage Loan at any given time is the ratio, expressed as a percentage, of the then-outstanding principal balance of the Mortgage Loan to the Appraised Value of the related Mortgaged Property. If so specified in the related Supplement, the "Appraised Value" is either (x) the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan and (b) the sales price for such property, except that, in the case of Mortgage Loans the proceeds of which were used to refinance an existing mortgage loan, the Appraised Value of the related Mortgaged Property is the appraised value thereof determined in an appraisal obtained at the time of refinancing or (y) the appraised value determined in an appraisal made at the request of a Mortgagor subsequent to origination in order to eliminate the Mortgagor's obligation to keep a Primary Mortgage Insurance Policy in force.

     Each Supplement for a Series will contain information, as of the Cut-off Date and to the extent known to the Sponsor, with respect to the Mortgage Loans contained in such Trust, including: (i) the number of Mortgage Loans,
     (ii) the geographic distribution of the Mortgage Loans; (iii) the aggregate outstanding principal balance and the average outstanding principal balance of the Mortgage Loans as of the applicable Cut-off Date; (iv) the types of dwelling constituting the Mortgaged Properties; (v) the original terms to maturity of the Mortgage Loans; (vi) the largest principal balance and the smallest principal balance of the Mortgage Loans; (vii) the maximum LTV of the Mortgage Loans at origination; (viii) the maximum and minimum Mortgage Rates; (ix) the aggregate principal balance of nonowner-occupied Mortgaged Properties; (x) the earliest origination date and latest maturity date of any of the Mortgage Loans; and (xi) the aggregate principal balance of Mortgage Loans having LTVs at origination exceeding 80%.

     No assurance can be given that values of the Mortgaged Properties have remained or will remain at their levels on the dates of origination of the related Mortgage Loans. If the residential real estate market should experience an overall decline in property values such that the outstanding principal balances of the Mortgage Loans, and any secondary financing on the Mortgaged Properties, in a particular Mortgage Pool become equal to or greater than the value of the Mortgaged Properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. In addition, adverse economic conditions (which may or may not affect real property values) may affect the timely payment by Mortgagors of scheduled payments of principal and interest on the Mortgage Loans and, accordingly, the actual rates of delinquencies, foreclosures and losses with respect to any Mortgage Pool. If losses on defaulted Mortgage Loans exceed the coverage of any Primary Mortgage Insurance Policy or the amount of any credit support arrangement described in the related Supplement, such losses will be borne by holders of Certificates ("Certificateholders").

     MORTGAGE CERTIFICATES

     All of the Mortgage Certificates will be registered in the name of the Trustee or its nominee or, in the case of Mortgage Certificates issued only in book-entry form, a financial intermediary (which may be the Trustee) that is a member of the Federal Reserve System or of a clearing corporation on the books of which the security is held. Each Mortgage Certificate will evidence an interest in a pool of mortgage loans and/or cooperative loans and/or in principal distributions and interest distributions thereon.

     The descriptions of GNMA, FHLMC and FNMA Certificates that are set forth below are descriptions of certificates representing proportionate interests in a pool of mortgage loans and in the payments of principal and interest thereon. GNMA, FHLMC or FNMA may also issue mortgage-backed securities representing a right to receive distributions of interest only or principal only or disproportionate distributions of principal or interest or to receive distributions of principal and/or interest prior or subsequent to distributions on other certificates representing interests in the same pool of mortgage loans. In addition, any of such issuers may issue certificates representing interests in mortgage loans having characteristics that are different from the types of mortgage loans described below. The terms of any such certificates to be included in a Trust (and of the underlying mortgage loans) will be described in the related Supplement, and the descriptions that follow are subject to modification as appropriate to reflect the terms of any such certificates that are actually included in a Trust.

     GNMA. GNMA is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development ("HUD"). Section 306(g) of Title III of the National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of loans ("FHA Loans") insured or guaranteed by the United States Federal Housing Administration (the "FHA") under the Housing Act or Title V of the Housing Act of 1949, or by the United States Department of Veteran Affairs (the "VA") under the Servicemen's Readjustment Act of 1944, as amended, or Chapter 37 of Title 38, United States Code or by pools of other eligible mortgage loans.

     Section 306(g) of the Housing Act provides that "the full faith and credit of the United States is pledged to the payment of all amounts which may be required to be paid under any guaranty under this subsection". To meet its obligations under its guaranties, GNMA is authorized, under Section 306(d) of the Housing Act, to borrow from the United States Treasury with no limitations as to amount.

     GNMA CERTIFICATES. All of the GNMA Certificates (the "GNMA Certificates") will be mortgage-backed certificates issued and serviced by GNMA- or FNMA-approved mortgage servicers. The mortgage loans underlying GNMA Certificates may consist of FHA Loans secured by mortgages on one- to four-family residential properties or multifamily residential properties, loans secured by mortgages on one- to four-family residential properties or multifamily residential properties, mortgage loans which are partially guaranteed by the VA and other mortgage loans eligible for inclusion in mortgage pools underlying GNMA Certificates. Unless otherwise specified in the related Supplement, at least 90 percent by original principal amount of the mortgage loans underlying a GNMA Certificate will be mortgage loans having maturities of 20 years or more.

     Each GNMA Certificate provides for the payment by or on behalf of the issuer of the GNMA Certificate to the registered holder of such GNMA Certificate of monthly payments of principal and interest equal to the registered holder's proportionate interest in the aggregate amount of the monthly scheduled principal and interest payments on each underlying eligible mortgage loan, less servicing and guaranty fees aggregating the excess of the interest on each such mortgage loan over the GNMA Certificate pass-through rate. In addition, each payment to a GNMA Certificateholder will include proportionate pass-through payments to such holder of any prepayments of principal of the mortgage loan underlying the GNMA Certificate, and the holder's proportionate interest in the remaining principal balance in the event of a foreclosure or other disposition of any such mortgage loan.

     The GNMA Certificates included in a Trust may be issued under either or both of the GNMA I program ("GNMA I Certificates") and the GNMA II program ("GNMA II Certificates"). All mortgages underlying a particular GNMA I Certificate must have the same annual interest rate (except for pools of mortgages secured by mobile homes). The annual interest rate on each GNMA I Certificate is one-half percentage point less than the annual interest rate on the mortgage loans included in the pool of mortgages backing such GNMA I Certificate. Mortgage Loans underlying a particular GNMA II Certificate may have annual interest rates that vary from each other by up to one percentage point. The annual interest rate on each GNMA II Certificate will be between one-half percentage point and one and one-half percentage points less than the highest annual interest rate on the mortgage loans included in the pool of mortgages backing such GNMA II Certificate.

     GNMA will have approved the issuance of each of the GNMA Certificates in accordance with a guaranty agreement between GNMA and the servicer of the mortgage loans underlying such GNMA Certificate. Pursuant to such agreement, the servicer is required to advance its own funds in order to make timely payments of all amounts due on the GNMA Certificate, even if the payments received by such servicer on the mortgage loans backing the GNMA Certificate are less than the amounts due on such GNMA Certificate. If a servicer is unable to make payments on a GNMA Certificate as it becomes due, it must promptly notify GNMA and request GNMA to make such payment. Upon such notification and request, GNMA will make such payments directly to the registered holder of the GNMA Certificate. In the event no payment is made by such servicer and such servicer fails to notify and request GNMA to make such payment, the registered holder of the GNMA Certificate has recourse only against GNMA to obtain such payment. The registered holder of the GNMA Certificates included in a Trust is entitled to proceed directly against GNMA under the terms of each GNMA Certificate or the guaranty agreement or contract relating to such GNMA Certificate for any amounts that are not paid when due under each GNMA Certificate.

     As described above, the GNMA Certificates included in a Trust, and the related underlying mortgage loans, may have characteristics and terms different from those described above. Any such different characteristics and terms will be described in the related Supplement.

     FHLMC. FHLMC is a corporate instrumentality of the United States created pursuant to Title III of the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). FHLMC's common stock is owned by the Federal Home Loan Banks, and its preferred stock is owned by the stockholders of such Federal Home Loan Banks. FHLMC was established primarily for the purpose of increasing the availability of mortgage credit for the financing of urgently needed housing. It seeks to provide an enhanced degree of liquidity for residential mortgage investments primarily by assisting in the development of secondary markets for conventional mortgages. The principal activity of FHLMC currently consists of the purchase of first lien conventional residential mortgage loans or participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities. FHLMC is confined to purchasing, so far as practicable, conventional mortgage loans and participation interests therein which it deems to be of such quality, type and class as to meet generally the purchase standards imposed by private institutional mortgage investors.

     FHLMC CERTIFICATES. Each FHLMC Certificate represents an undivided interest in a pool of mortgage loans that may consist of first lien conventional loans, FHA Loans or VA Loans (a "FHLMC Certificate group"). FHLMC Certificates are sold under the terms of a Mortgage Participation Certificate Agreement. A FHLMC Certificate may be issued under either FHLMC's Cash Program or Guarantor Program.

     Mortgage loans underlying the FHLMC Certificates held by a Trust will consist of mortgage loans with original terms to maturity of between 10 and 40 years. Each such mortgage loan must meet the applicable standards set forth in the FHLMC Act. A FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and/or participations comprising another FHLMC Certificate group. Under the Guarantor Program, any such FHLMC Certificate group may include only whole loans or participation interests in whole loans.
     FHLMC guarantees to each registered holder of a FHLMC Certificate the timely payment of interest on the underlying mortgage loans to the extent of the applicable certificate interest rate on the registered holder's pro rata share of the unpaid principal balance outstanding on the underlying mortgage loans in the FHLMC Certificate group represented by such FHLMC Certificate, whether or not received. FHLMC also guarantees to each registered holder of a FHLMC Certificate collection by such holder of all principal on the underlying mortgage loans, without any offset or deduction, to the extent of such holder's pro rata share thereof, but does not, except if and to the extent specified in the related Supplement for a Series of Certificates, guarantee the timely payment of scheduled principal. Under FHLMC's Gold PC Program, FHLMC guarantees the timely payment of principal based on the difference between the pool factor published in the month preceding the month of distribution and the pool factor published in such month of distribution. Pursuant to its guaranties, FHLMC indemnifies holders of FHLMC Certificates against any diminution in principal by reason of charges for property repairs, maintenance and foreclosure. FHLMC may remit the amount due on account of its guaranty of collection of principal at any time after default on an underlying mortgage loan, but not later than (i) 30 days following foreclosure sale, (ii) 30 days following payment of the claim by any mortgage insurer or (iii) 30 days following the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. In taking actions regarding the collection of principal after default on the mortgage loans underlying FHLMC Certificates, including the timing of demand for acceleration, FHLMC reserves the right to exercise its judgment with respect to the mortgage loans in the same manner as for mortgage loans that it has purchased but not sold. The length of time necessary for FHLMC to determine that a mortgage loan should be accelerated varies with the particular circumstances of each mortgagor, and FHLMC has not adopted standards which require that the demand be made within any specified period.

     FHLMC Certificates are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute debts or obligations of the United States or any Federal Home Loan Bank. The obligations of FHLMC under its guaranty are obligations solely of FHLMC and are not backed by, or entitled to, the full faith and credit of the United States. If FHLMC were unable to satisfy such obligations, distributions to holders of FHLMC Certificates would consist solely of payments and other recoveries on the underlying mortgage loans and, accordingly, monthly distributions to holders of FHLMC Certificates would be affected by delinquent payments and defaults on such mortgage loans.

     Registered holders of FHLMC Certificates are entitled to receive their monthly pro rata share of all principal payments on the underlying mortgage loans received by FHLMC, including any scheduled principal payments, full and partial prepayments of principal and principal received by FHLMC by virtue of condemnation, insurance, liquidation or foreclosure, and repurchases of the mortgage loans by FHLMC or the seller thereof. FHLMC is required to remit each registered FHLMC certificateholder's pro rata share of principal payments on the underlying mortgage loans, interest at the FHLMC pass-through rate and any other sums such as prepayment fees, within 60 days of the date on which such payments are deemed to have been received by FHLMC.

     Under FHLMC's Cash Program, there is no limitation on the amount by which interest rates on the mortgage loans underlying a FHLMC Certificate may exceed the pass-through rate on the FHLMC Certificate. Under such program, FHLMC purchases groups of whole mortgage loans from sellers at specified percentages of their unpaid principal balances, adjusted for accrued or prepaid interest, which when applied to the interest rate of the mortgage loans and participations purchased results in the yield (expressed as a percentage) required by FHLMC. The required yield, which includes a minimum servicing fee retained by the servicer, is calculated using the outstanding principal balance. The range of interest rates on the mortgage loans and participations in a FHLMC Certificate group under the Cash Program will vary since mortgage loans and participations are purchased and assigned to a FHLMC Certificate group based upon their yield to FHLMC rather than on the interest rate on the underlying mortgage loans. Under FHLMC's Guarantor Program, the pass-through rate on a FHLMC Certificate is established based upon the lowest interest rate on the underlying mortgage loans, minus a minimum servicing fee and the amount of FHLMC's management and guaranty income as agreed upon between the seller and FHLMC.

     FHLMC Certificates duly presented for registration of ownership on or before the last business day of a month are registered effective as of the first day of the month. The first remittance to a registered holder of a FHLMC Certificate will be distributed so as to be received normally by the 15th day of the second month following the month in which the purchaser became a registered holder of such FHLMC Certificate. Thereafter, such remittance will be distributed monthly to the registered holder so as to be received normally by the 15th day of each month. The Federal Reserve Bank of New York maintains book-entry accounts with respect to FHLMC Certificates sold by FHLMC on or after January 2, 1985, and makes payments of principal and interest each month to the registered holders thereof in accordance with such holders' instructions.

     FEDERAL NATIONAL MORTGAGE ASSOCIATION. FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, as amended. FNMA was originally established in 1938 as a United States government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder-owned and privately-managed corporation by legislation enacted in 1968.

     FNMA provides funds to the mortgage market primarily by purchasing mortgage loans from lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase mortgage loans from many capital market investors that may not ordinarily invest in mortgages, thereby expanding the total amount of funds available for housing. Operating nationwide, FNMA helps to redistribute mortgage funds from capital-surplus to capital-short areas.

     FNMA CERTIFICATES. FNMA Certificates are Guaranteed Mortgage Pass-Through Certificates representing fractional undivided interests in a pool of mortgage loans formed by FNMA ("FNMA Certificates"). Each mortgage loan must meet the applicable standards of the FNMA purchase program. Mortgage loans comprising a pool are either provided by FNMA from its own portfolio or purchased pursuant to the criteria of the FNMA purchase program.

     Mortgage loans underlying FNMA Certificates held by a Trust will consist of conventional mortgage loans, FHA Loans or VA Loans. Original maturities of substantially all of the conventional, level payment mortgage loans underlying a FNMA Certificate are expected to be between either 8 to 15 years or 20 to 40 years. The original maturities of substantially all of the fixed rate, level payment FHA Loans or VA Loans are expected to be 30 years.

     Mortgage loans underlying a FNMA Certificate may have annual interest rates that vary by as much as two percentage points from each other. The rate of interest payable on a FNMA Certificate is equal to the lowest interest rate of any mortgage loan in the related pool, less a specified minimum annual percentage representing servicing compensation and FNMA's guaranty fee. Under a regular servicing option (pursuant to which the mortgagee or each other servicer assumes the entire risk of foreclosure losses), the annual interest rates on the mortgage loans underlying a FNMA Certificate will be between 50 basis points and 250 basis points greater than is its annual pass-through rate and under a special servicing option (pursuant to which FNMA assumes the entire risk for foreclosure losses), the annual interest rates on the mortgage loans underlying a FNMA Certificate will generally be between 55 basis points and 255 basis points greater than the annual FNMA Certificate pass-through rate. If specified in the related Supplement, FNMA Certificates may be backed by adjustable rate mortgages.

     FNMA guarantees to each registered holder of a FNMA Certificate that it will distribute amounts representing scheduled principal and interest at the applicable pass-through rate on the underlying mortgage loans, whether or not received, and such holder's proportionate share of the full principal amount of any foreclosed or other finally liquidated mortgage loan, whether or not such principal amount is actually recovered. If FNMA were unable to perform such obligations, distributions on FNMA Certificates would consist solely of payments and other recoveries on the underlying mortgage loans and, accordingly, delinquencies and defaults would affect monthly distributions to holders of FNMA Certificates. The obligations of FNMA under its guarantees are obligations solely of FNMA and are not backed by, nor entitled to, the full faith and credit of the United States.

     As described above, the FNMA Certificates included in a Trust, and the related underlying mortgage loans, may have characteristics and terms different from those described above. Any such different characteristics and terms will be described in the related Supplement.

     FNMA Certificates evidencing interests in pools of mortgage loans formed on or after May 1, 1985 (other than FNMA Certificates backed by pools containing graduated payment mortgage loans or mortgage loans secured by multifamily projects) are available in book-entry form only. Distributions of principal and interest on each FNMA Certificate will be made by FNMA on the 25th day of each month to the persons in whose name the FNMA Certificate is entered in the books of the Federal Reserve Banks (or registered on the FNMA Certificate register in the case of fully registered FNMA Certificates) as of the close of business on the last day of the preceding month. With respect to FNMA Certificates issued in book-entry form, distributions thereon will be made by wire, and with respect to fully registered FNMA Certificates, distributions thereon will be made by check.

     STRIPPED MORTGAGE-BACKED SECURITIES. Mortgage Certificates may consist of one or more stripped mortgage-backed securities, each as described herein and in the related Supplement. Each such Mortgage Certificate will represent an undivided interest in all or part of either the principal distributions (but not the interest distributions) or the interest distributions (but not the principal distributions), or in some specified portion of the principal and interest distributions (but not all of such distributions) on certain FHLMC, FNMA or GNMA Certificates. The underlying securities will be held under a trust agreement by FHLMC, FNMA or GNMA, each as trustee, or by another trustee named in the related Supplement. FHLMC, FNMA or GNMA will guarantee each stripped Mortgage Certificate to the same extent as such entity guarantees the underlying securities backing such stripped Mortgage Certificate, unless otherwise specified in the related Supplement.

     CERTIFICATE ACCOUNT

     The Master Servicer or other entity identified in the related Supplement will, as to each Series of Certificates, establish and maintain a Certificate Account for the benefit of the Trustee and holders of the Certificates of such Series for receipt of (i) each distribution or monthly payment, as the case may be, made to the Trustee with respect to the Mortgage Assets, (ii) the amount of cash, if any, specified in the related Pooling Agreement to be initially deposited therein, (iii) the amount of cash, if any, withdrawn from any related Reserve Fund or other fund, and
     (iv) the reinvestment income thereon, if any. The Pooling Agreement for a Series may authorize the Trustee to invest the funds in the Certificate Account in certain investments ("Eligible Investments") that will qualify as "permitted investments" under Section 860G(a)(5) of the Code in the case of REMIC Certificates. The Eligible Investments will generally mature not later than the business day immediately preceding the next Distribution Date for such Series (or, in certain cases, on such Distribution Date). Eligible Investments include, among other investments, obligations of the United States and certain agencies thereof, federal funds, certificates of deposit, commercial paper carrying the ratings specified in the related Pooling Agreement of each Rating Agency rating the Certificates of such Series that has rated such commercial paper, demand and time deposits and banker's acceptances sold by eligible commercial and certain repurchase agreements of United States government securities. Reinvestment earnings, if any, on funds in the Certificate Account generally will belong to the Master Servicer.

     SUBSTITUTION OF MORTGAGE ASSETS

     Substitution of Mortgage Assets will be permitted in the event of breaches of representations and warranties with respect to any original Mortgage Asset or in the event the documentation with respect to any Mortgage Asset is determined by the Trustee to be incomplete. The period during which such substitution will be permitted generally will be indicated in the related Supplement. See "The Pooling and Servicing Agreement -- Representations and Warranties".

                             DESCRIPTION OF CERTIFICATES

     GENERAL

     Each Series of Certificates will be issued pursuant to a separate Pooling Agreement among the Sponsor, the Seller, the Trustee and the Master Servicer, if such Series relates to Mortgage Loans. A form of Pooling Agreement is filed as an exhibit to the Registration Statement of which this Prospectus is a part. The following summaries describe certain provisions that may appear in each Pooling Agreement. The Supplement for a Series of Certificates will describe any provision of the Agreement relating to such Series that materially differs from the description thereof contained in this Prospectus. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Pooling Agreement and the Supplement related to a particular Series of Certificates. References herein to a Trustee or the Master Servicer include, unless otherwise specified, any agents acting on behalf of such Trustee or any subcontractor of the Master Servicer, any of which agents or subcontractors may be one of their affiliates.

     The Certificates are issuable in Series, each evidencing the entire ownership interest in a Trust of assets consisting primarily of Mortgage Assets. The Certificates of each Series will be issued in fully registered form or book-entry form and will be issued in the authorized denominations for each class specified in the related Supplement, will evidence specified beneficial ownership interests in the related Trust created pursuant to the related Pooling Agreement and will not be entitled to payments in respect of the assets included in any other Trust established by the Sponsor. The transfer of the Certificates may be registered, and the Certificates may be exchanged, at the office or agency of the Trustee specified in the related Supplement without the payment of any service charge other than any tax or governmental charge payable in connection with such registration of transfer or exchange. The transfer of any class of a Series of Certificates may be subject to the satisfaction of certain conditions set forth in the related Supplement. Any qualifications on direct or indirect ownership of Residual Certificates, as well as restrictions on the transfer of such Residual Certificates, will be set forth in the related Supplement. The Certificates will not represent obligations of the Sponsor or any affiliate of the Sponsor. The Mortgage Assets will not be insured or guaranteed by any governmental entity or other person, unless otherwise specified in the related Supplement.

     Each Series of Certificates will be issued in one or more classes. Each class of Certificates of a Series will evidence beneficial ownership of a specified percentage (which may be 0%) or portion of future interest payments and a specified percentage (which may be 0%) or portion of future principal payments on the Mortgage Assets in the related Trust. A Series of Certificates may include one or more classes that are senior in right to payment to one or more other classes of Certificates of such Series.
     Certain Series or classes of Certificates may be covered by insurance policies, surety bonds or other forms of credit enhancement, in each case as described herein and in the related Supplement. One or more classes of Certificates of a Series may be entitled to receive distributions of principal, interest or any combination thereof. Distributions on one or more classes of a Series of Certificates may be made prior to one or more other classes, after the occurrence of specified events, in accordance with a schedule or formula, on the basis of collections from designated portions of the Mortgage Assets in the related Trust, or on a different basis, in each case as specified in the related Supplement. The timing and amounts of such distributions may vary among classes or over time as specified in the related Supplement.

     DISTRIBUTIONS

     Distributions of principal and interest (or, where applicable, of principal only or interest only) on the related Certificates will be made by the Trustee on each Distribution Date (i.e., monthly, quarterly, semi-annually or at such other intervals and on the dates as are specified in the Supplement) in proportion to the percentages specified in the related Supplement. Distributions will be made by wire transfer (in the case of Certificates which are of a certain minimum denomination, as specified in the related Supplement) or by check mailed to record holders of such Certificates as of the date or dates specified in the related Supplement (each, a "Record Date") at their addresses appearing in the register maintained for holders of Certificates (the "Certificate Register"), except that the final distribution of principal will be made only upon presentation and surrender of such Certificate at the office or agency of the Paying Agent for such Certificate specified in the related Supplement. Notice will be mailed before the Distribution Date on which the final distribution is expected to be made to the holder of such Certificate. In the event the Certificates of a Series are issued in book-entry form, distributions on such Certificates, including the final distribution in retirement of such Certificates, will be made through the facilities of a depository in accordance with its usual procedures in the manner described in the related Supplement.

     Distributions of principal of and interest on the Certificates will be made by the Trustee out of the Certificate Account established under the Pooling Agreement. All distributions on the Mortgage Certificates, if any, included in the Trust for a Series, remittances on the Mortgage Loans by the Master Servicer pursuant to the Pooling Agreement, together with any reinvestment income (if so specified in the related Supplement) thereon and amounts withdrawn from any Reserve Fund or other fund or payments in respect of other credit enhancement and required to be so deposited, will be deposited directly into the Certificate Account and thereafter will be available (except for funds held for future distribution and for funds payable to the Master Servicer) to make distributions on Certificates of such Series on the next succeeding Distribution Date. See "The Trusts -- Certificate Account" and "The Pooling and Servicing Agreement -- Payments on Mortgage Loans" herein.

     INTEREST. Interest will accrue on the aggregate Certificate Balance (or, in the case of IO Certificates, the aggregate notional amount) of each class of Certificates (the "Class Certificate Balance") entitled to interest at the Pass-Through Rate (which may be a fixed rate or a rate adjustable as specified in such Supplement) during each Interest Accrual Period specified in such Supplement. The "Interest Accrual Period" with respect to any Distribution Date shall be the period from (and including) the first day of the month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, from the Closing Date) through the last day of such preceding month, or such other period as may be specified in the related Supplement. To the extent funds are available therefor, interest accrued during each such Interest Accrual Period on each class of Certificates entitled to interest (other than a class of Certificates that provides for interest that accrues, but is not currently payable, referred to hereafter as "Accrual Certificates") will be distributable on the Distribution Dates specified in the related Supplement until the Class Certificate Balance of such class is reduced to zero or, in the case of Certificates entitled only to distributions allocable to interest, until the aggregate notional amount of such Certificates is reduced to zero or for the period of time designated in the related Supplement. Unless otherwise specified in the related Supplement, distributions allocable to interest on each Certificate that is not entitled to distributions allocable to principal will be calculated based on the notional amount of such Certificate. The notional amount of a Certificate will not evidence an interest in or entitlement to distributions allocable to principal but will be used solely for convenience in expressing the calculation of interest and for certain other purposes. Unless otherwise specified in the related Supplement, interest on the Certificates of each class will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

     Distributions of interest on each class of Accrual Certificates will commence only after the occurrence of the events specified in the related Supplement and, prior to such time, such interest will be added to the Class Certificate Balance of such class of Accrual Certificates. Any such class of Accrual Certificates will thereafter accrue interest on its outstanding Class Certificate Balance as so adjusted.

     PRINCIPAL. Unless otherwise specified in the related Supplement, the Class Certificate Balance of any class of Certificates entitled to distributions of principal will be the original Class Certificate Balance of such class of Certificates specified in such Supplement, reduced by all distributions reported to holders of such Certificates as allocable to principal and adjustments, if any, in respect of losses and (i) in the case of Accrual Certificates, increased by all interest accrued but not then distributable on such Accrual Certificates and (ii) in the case of adjustable rate Certificates, subject to the effect of negative amortization. The related Supplement will specify the method by which the amount of principal to be distributed on the Certificates on each Distribution Date will be calculated and the manner in which such amount will be allocated among the classes of Certificates entitled to distributions of principal.

     Each class of Certificates of a Series (except for IO Certificates) will (to the extent of funds available therefor) receive distributions of principal in the amounts, at the times and in the manner specified in the related Supplement until its initial aggregate Class Certificate Balance has been fully amortized. Allocations of distributions of principal will be made to the Certificates of each class, during the periods and in the order specified in the related Supplement. Unless otherwise specified in the related Supplement, distributions will be made pro rata among the Certificates of each class then entitled to receive such distributions.

     If so provided in the related Supplement, one or more classes of Senior Certificates will be entitled to receive all or a disproportionate percentage of the payments of principal that are received from borrowers in advance of their scheduled due dates and are not accompanied by amounts representing scheduled interest due after the month of such payments ("Principal Prepayments") in the percentages and under the circumstances or for the periods specified in such Supplement. Any such allocation of Principal Prepayments to such class or classes of Certificates will have the effect of accelerating the amortization of such Senior Certificates while increasing the interests evidenced by the Subordinate Certificates in the Trust. Increasing the interests of the Subordinate Certificates relative to that of the Senior Certificates is intended to preserve the availability of the subordination provided by the Subordinate Certificates. See "Credit Enhancement -- Subordination" herein and "Credit Enhancement -- Subordination of the Subordinated Certificates" in the related Supplement.

     UNSCHEDULED DISTRIBUTIONS. If specified in the related Supplement, the Certificates will be subject to receipt of distributions before the next scheduled Distribution Date under the circumstances and in the manner described below and in such Supplement. If applicable, the Trustee will be required to make such unscheduled distributions on the day and in the amount specified in the related Supplement if, due to substantial payments of principal (including Principal Prepayments) on the Mortgage Assets, the Trustee or the Master Servicer determines that the funds available or anticipated to be available from the Certificate Account and, if applicable, any Reserve Fund, may be insufficient to make required distributions on the Certificates on such Distribution Date. Unless otherwise specified in the related Supplement, the amount of any such unscheduled distribution that is allocable to principal will not exceed the amount that would otherwise have been required to be distributed as principal on the Certificates on the next Distribution Date. Unless otherwise specified in the related Supplement, all unscheduled distributions will include interest at the applicable Pass-Through Rate (if any) on the amount of the unscheduled distribution allocable to principal for the period and to the date specified in such Supplement.

     Unless otherwise specified in the related Supplement, all distributions allocable to principal in any unscheduled distribution will be made in the same priority and manner as distributions of principal on the Certificates would have been made on the next Distribution Date, and with respect to Certificates of the same class, unscheduled distributions of principal will be made on a pro rata basis. Notice of any unscheduled distribution will be given by the Trustee prior to the date of such distribution.

     The "Last Scheduled Distribution Date" for a class of Certificates is the latest date as of which the Class Certificate Balance of the Certificates of such class is expected to be fully amortized, either based on the assumptions that all scheduled payments (with no prepayments) on the Mortgage Assets in the related Trust are timely received and, if applicable, that all such scheduled payments are reinvested on receipt at the rate or rates specified in the related Supplement at which amounts in the Certificate Account are assumed to earn interest (the "Assumed Reinvestment Rate"). (If an Assumed Reinvestment Rate is specified for a Series of Certificates, reinvestment earnings on funds in the Certificate Account will not belong to the Master Servicer as additional servicing compensation. Such amounts will be part of the Trust and will be available to make distributions on the related Certificates.) The "Last Scheduled Distribution Date" for each class of Certificates will be specified in the related Supplement.

     CATEGORIES OF CLASSES OF CERTIFICATES

     In general, the classes of certificates of each Series fall into different categories. The following chart identifies and generally defines certain of the more typical categories. The Supplement for a Series of Certificates may identify the classes which comprise such Series by reference to the following categories.

     CATEGORIES OF CLASSES                          DEFINITION

                                    PRINCIPAL TYPES

     Accretion Directed  . . . .    A class that receives principal payments
				    from the accreted interest from specified
				    Accrual Classes. An Accretion Directed
                                    Class also may receive principal payments
			   	    from principal paid on the Mortgage Assets
				    or other assets of the Trust for the
				    related Series.
     Component Certificates  . .    A class consisting of "Components." The
				    Components of a class of Component
				    Certificates may have different principal
				    and/or interest payment characteristics but
				    together constitute a single class.  Each
				    Component of a class of Component
				    Certificates may be identified as falling
				    into one or more of the categories in this
				    chart.
     Notional Amount Certificates   A class having no principal balance and
				    bearing interest on the related notional
				    amount. The notional amount is used for
                                    purposes of the determination of interest
				    distributions.
     Planned Principal Class
      (also sometimes referred
      to as "PACs") . . . . . . .   A class that is designed to receive
				    principal payments using a predetermined
				    principal balance schedule derived by
				    assuming two constant prepayment rates for
				    the underlying Mortgage Assets.  These two
				    rates are the endpoints for the
				    "structuring range" for the Planned
				    Principal Class. The Planned Principal
                                    Classes in any Series of Certificates may
				    be subdivided into different categories
				    (e.g., PRIMARY PLANNED PRINCIPAL CLASSES,
                                    SECONDARY PLANNED  PRINCIPAL CLASSES and so
				    forth) having different effective
				    structuring ranges and different principal
                                    payment priorities.  The structuring range
				    for the Secondary Planned Principal Class
				    of a Series of Certificates will be
                                    narrower than that for the Primary Planned
				    Principal Class of such Series.
     Scheduled Principal Class.     A class that is designed to receive
				    principal payments using a predetermined
				    principal balance schedule but is not
				    designated as a Planned Principal Class or
				    Targeted Principal Class. In many cases,
				    the schedule is derived by assuming two
				    constant prepayment rates for the Mortgage
				    Assets.  These two rates are the endpoints
				    for the "structuring  range" for the
				    Scheduled Principal Class.
     Sequential Pay  . . . . . .    Classes that receive principal payments in a
				    prescribed sequence, that do not have
				    predetermined principal balance schedules
				    and that under all circumstances receive
				    payments of principal continuously from the
				    first Distribution Date on which they
				    receive principal until they are retired.
				    A single class that receives principal
   				    payments before or after all other classes
				    in the same Series of Certificates may be
                                    identified as a Sequential Pay Class.
     Strip.  . . . . . . . . . .    A class that receives a constant proportion,
				    or "strip," of the principal payments on the Mortgage Assets. The constant proportion of such principal payments may or may not vary for each Mortgage Asset included in the Trust and will be calculated in the manner described in the related Supplement. Such
				    Classes may also receive payments of
				    interest.

     Support Class (also
       sometimes referred to
       as "companion
       classes") . . . . . . . .    A class that receives principal payments on
				    any Distribution Date only if scheduled
				    payments have been made on specified
				    Planned Principal Classes, Targeted
				    Principal Classes and/or Scheduled
				    Principal Classes.
     Targeted Principal Class
       (also sometimes
       referred to as "TACs")  .    A class that is designed to receive
				    principal payments using a predetermined principal balance schedule derived by assuming a single constant prepayment rate for the Mortgage Assets.

                                    INTEREST TYPES
     Accrual.  . . . . . . . . .    A class that accretes the amount of accrued
				    interest otherwise distributable on such
				    class, which amount will be added as
                                    principal to the principal balance of such
				    class on each applicable Distribution Date.
				    Such accretion may continue until some
				    specified event has occurred or until such
				    class of Accrual Certificates is retired.
     Fixed Rate  . . . . . . . .    A class with a Pass-Through Rate that is
				    fixed throughout the life of the class.
     Floating Rate.  . . . . . .    A class with a Pass-Through Rate that resets
				    periodically based upon a designated Index
				    and that varies directly with changes in
				    such Index.
     Inverse Floating Rate.  . .    A class with a Pass-Through Rate that resets
				    periodically based upon a designated Index
				    and that varies inversely with changes in
				    such Index.
     IO  . . . . . . . . . . . .    Certificates that receive some or all of the
				    interest payments made on the Mortgage
				    Assets and little or no principal. IO
				    Certificates have either a nominal principal
				    balance or a notional amount. A nominal
				    principal balance represents actual
				    principal that will be paid on such
				    Certificates. It is referred to as nominal
				    since it is extremely small compared to
                                    other classes.  A notional amount is the
				    amount used as a reference to calculate the
				    amount of interest due on an IO  Certificate
				    that is not entitled to any distributions in
                                    respect of principal.
     Partial Accrual.  . . . . .    A class that accretes a portion of the
				    amount of accrued interest thereon, which
				    amount will be added to the principal
                                    balance of such class on each applicable
				    Distribution Date, with the remainder of
				    such accrued interest to be distributed
                                    currently as interest on such class. Such
				    accretion may continue until a specified
				    event has occurred or until such class of
				    Partial Accrual Certificates is retired.
     PO  . . . . . . . . . . . .    A class that does not bear interest and is
				    entitled to receive only distributions in
				    respect of principal.
     Variable Rate.  . . . . . .    A class with a Pass-Through Rate that resets
				    periodically and is calculated by reference to the rate or rates of interest applicable to specified assets or instruments (e.g., the Mortgage Rates borne by the Mortgage
				    Loans in the related Trust).

     RESIDUAL CERTIFICATES

     A Series of REMIC Certificates will include a class of Residual Certificates representing the right to receive on each Distribution Date, in addition to any other distributions to which they are entitled in accordance with their terms and as described in the related Supplement, the excess of the sum of distributions, payments and other amounts received over the sum of (i) the amount required to be distributed to Certificateholders on such Distribution Date and (ii) certain expenses, all as more specifically described in the related Supplement. In addition, after the aggregate Class Certificate Balances of all classes of Regular Certificates has been fully amortized, holders of the Residual Certificates will be the sole owners of the related Trust and will have sole rights with respect to the Mortgage Assets and other assets remaining in such Trust. Some or all of the Residual Certificates of a Series may be offered by this Prospectus and the related Supplement; if so, the terms of such Residual Certificates will be described in such Supplement. Any qualifications on direct or indirect ownership of Residual Certificates offered hereby and by the related Supplement, as well as restrictions on the transfer of such Residual Certificates, will be set forth in the related Supplement. If such Residual Certificates are not so offered, the Sponsor may (but need not) sell some or all of such Residual Certificates on or after the date of original issuance of such Series in transactions exempt from registration under the Securities Act and otherwise under circumstances that will not adversely affect the REMIC status of the Trust.

     ADVANCES

     The Master Servicer may be obligated or have the right at its option under the Pooling Agreement for a Series of Certificates backed in whole or in part by Mortgage Loans to advance, on or prior to any Distribution Date, from its own funds and/or funds being held in the Certificate Account for future distribution to Certificateholders in an amount up to the aggregate of interest and principal installments on the Mortgage Loans that are delinquent on the related Determination Date. If specified in the related Supplement, in the case of Cooperative Loans, the Master Servicer will be required to advance any unpaid maintenance fees and other charges under the related proprietary leases. The Master Servicer may be obligated to make such Advances only to the extent any such Advance, in the judgment of the Master Servicer made on the Determination Date, will be reimbursable from late payments made by Mortgagors, payments under any Primary Mortgage
     Insurance Policy or other form of credit support or proceeds of liquidation. Any Master Servicer funds thus advanced are reimbursable to the Master Servicer from cash in the Certificate Account to the extent that the Master Servicer shall determine that any such Advances previously made are not ultimately recoverable from the sources described above.

     In making Advances, the Master Servicer will endeavor to maintain a regular flow of scheduled interest and principal payments to holders of the related classes of Certificates, rather than to guarantee or insure against losses. If Advances are made by the Master Servicer from funds being held for future distribution to Certificateholders, the Master Servicer will replace such funds on or before any future Distribution Date to the extent that funds in the Certificate Account on such Distribution Date would be less than the amount required to be available for distributions to Certificateholders on such date.

     The Master Servicer may also be obligated to make advances, to the extent recoverable out of insurance proceeds, liquidation proceeds or otherwise, in respect of certain taxes and insurance premiums not paid by Mortgagors on a timely basis. Funds so advanced are reimbursable to the Master Servicer to the extent permitted by the Pooling Agreement. If specified in the related Supplement, the obligations of the Master Servicer to make Advances may be supported by a cash advance reserve fund, a surety bond or other arrangement, in each case as described in such Supplement.

     REPORTS TO CERTIFICATEHOLDERS

     Prior to or concurrently with each distribution on a Distribution Date, the Master Servicer or the Trustee will furnish to each Certificateholder of record of the related Series a statement setting forth, to the extent applicable to such Series of Certificates:

            (i) the amount of such distribution allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and, if so specified in the related Supplement, prepayment penalties included therein;

            (ii) the amount of such distribution allocable to interest;

            (iii) the amount of any Advance;

            (iv) the aggregate amount withdrawn from the Reserve Fund, if any, that is included in the amounts distributed to Certificateholders;

            (v) the Class Certificate Balance or notional amount of each class of the related Series after giving effect to the distribution of principal on such Distribution Date;

            (vi) the percentage of principal payments on the Mortgage Assets (excluding prepayments), if any, which each such class will be entitled to receive on the following Distribution Date;
            (vii) the percentage of Principal Prepayments with respect to the Mortgage Assets, if any, which each such class will be entitled to receive on the following Distribution Date;

            (viii) the related amount of the servicing compensation retained or withdrawn from the Certificate Account by the Master Servicer, and the amount of additional servicing compensation received by the Master Servicer attributable to penalties, fees, excess Liquidation Proceeds and other similar charges and items;
            (ix) the number  and aggregate principal balances of  Mortgage Loans
            (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 1 to 30 days, (2) 31 to 60 days, (3) 61 to 90 days and (4) 91 or more days and (B) in foreclosure and delinquent, as of the close of business on the last day of the calendar month preceding such Distribution Date;

            (x) the book value of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure ("REO Property");

            (xi) the Pass-Through Rate, if adjusted from the date of the last statement, of any such class expected to be applicable to the next distribution to such class;

            (xii) if applicable, the amount remaining in the Reserve Fund at the close of business on the Distribution Date;

            (xiii) the Pass-Through Rate as of the day prior to the immediately preceding Distribution Date; and

            (xiv) any amounts remaining under letters of credit, pool policies or other forms of credit support.

     Where applicable, any amount set forth above may be expressed as a dollar amount per single Certificate of the relevant class specified in the related Supplement. The report to Certificateholders for any Series of Certificates may include additional or other information of a similar nature to that specified above.

     In addition, within a reasonable period of time after the end of each calendar year, the Master Servicer or the Trustee will mail to each Certificateholder of record at any time during such calendar year a report
     (a) as to the aggregate of amounts reported pursuant to (i) and (ii) for such calendar year or, in the event such person was a Certificateholder of record during a portion of such calendar year, for the applicable portion of such year and (b) such other customary information as may be deemed necessary or desirable for Certificateholders to prepare their tax returns.


                                     CREDIT ENHANCEMENT

     GENERAL

     Credit enhancement may be provided with respect to one or more classes of a Series of Certificates or with respect to the Mortgage Assets in the related Trust. Credit enhancement may be in the form of a limited financial guaranty policy issued by an entity named in the related Supplement, the subordination of one or more classes of the Certificates of such Series, the establishment of one or more reserve funds, the use of a cross-support feature, the use of a mortgage pool insurance policy, bankruptcy bond, special hazard insurance policy, surety bond, letter of credit, guaranteed investment contract or other method of credit enhancement described in the related Supplement, or any combination of the foregoing. Unless otherwise specified in the related Supplement, no credit support will provide protection against all risks of loss or guarantee repayment of the entire principal balance of the Certificates and interest thereon. If losses occur which exceed the amount covered by credit enhancement or which are not covered by the credit enhancement, Certificateholders will bear their allocable share of any deficiencies.

     If specified in the related Supplement, the coverage provided by one or more forms of credit enhancement may apply concurrently to two or more related Trusts. If applicable, the related Supplement will identify the Trusts to which such credit enhancement relates and the manner of determining the amount of the coverage provided thereby and of the application of such coverage to the identified Trusts.

     SUBORDINATION

     If so specified in the related Supplement, the rights of holders of one or more classes of Subordinate Certificates will be subordinate to the rights of holders of one or more classes of Senior Certificates of such Series to distributions in respect of scheduled principal, Principal Prepayments, interest or any combination thereof that otherwise would have been payable to holders of Subordinate Certificates under the circumstances and to the extent specified in the related Supplement. If so specified in the related Supplement, certain classes of Subordinate Certificates may be senior to other classes of Subordinate Certificates and be rated investment grade ("Mezzanine Certificates"). If specified in the related Supplement, delays in receipt of scheduled payments on the Mortgage Assets and certain losses with respect to the Mortgage Assets will be borne first by the various classes of Subordinate Certificates and thereafter by the various classes of Senior Certificates, in each case under the circumstances and subject to the limitations specified in such related Supplement. The aggregate distributions in respect of delinquent payments on the Mortgage Assets over the lives of the Certificates or at any time, the aggregate losses in respect of Mortgage Assets which must be borne by the Subordinate Certificates by virtue of subordination and the amount of distributions otherwise distributable to Subordinate Certificateholders that will be distributable to Senior Certificateholders on any Distribution Date may be limited as specified in the related Supplement. If aggregate distributions in respect of delinquent payments on the Mortgage Assets or aggregate losses in respect of such Mortgage Assets were to exceed the amount specified in the related Supplement, Senior Certificateholders would experience losses on their Certificates.

     If specified in the related Supplement, various classes of Senior Certificates and Subordinate Certificates may themselves be subordinate in their right to receive certain distributions to other classes of Senior Certificates and Subordinate Certificates, respectively, through a cross support mechanism or otherwise.

     As between classes of Senior Certificates and as between classes of Subordinate Certificates, distributions may be allocated among such classes
     (i) in the order of their scheduled final distribution dates, (ii) in accordance with a schedule or formula, (iii) in relation to the occurrence of events or (iv) otherwise, in each case as specified in the related Supplement.

     SURETY BONDS

     A surety bond or bonds may be obtained and maintained for a Series or certain classes thereof which will, subject to certain conditions and limitations, guaranty payments of all or limited amounts of principal and interest due on all or certain of the classes of such Series.

     MORTGAGE POOL INSURANCE POLICIES

     If specified in the related Supplement, a separate mortgage pool insurance policy ("Mortgage Pool Insurance Policy") will be obtained for the Trust and issued by the insurer (the "Pool Insurer") named in such Supplement. Each Mortgage Pool Insurance Policy will, subject to the limitations described below, cover loss by reason of default in payment on Mortgage Loans in the Trust in an amount equal to a percentage specified in such Supplement of the aggregate principal balance of such Mortgage Loans on the Cut-off Date. As more fully described below, the Master Servicer will present claims thereunder to the Pool Insurer on behalf of itself, the Trustee and Certificateholders. The Mortgage Pool Insurance Policies, however, are not blanket policies against loss, since claims thereunder may be made only respecting particular defaulted Mortgage Loans and only upon satisfaction of certain conditions precedent described below. Unless otherwise specified in the related Supplement, the Mortgage Pool Insurance Policies will not cover losses due to a failure to pay or denial of a claim under a Primary Mortgage Insurance Policy.

     Unless otherwise specified in the related Supplement, each Mortgage Pool Insurance Policy will provide that no claims may be validly presented unless (i) any required Primary Mortgage Insurance Policy is in effect for the defaulted Mortgage Loan and a claim thereunder has been submitted and settled; (ii) hazard insurance on the related Mortgaged Property has been kept in force and real estate taxes and other protection and preservation expenses have been paid; (iii) if there has been physical loss or damage to the Mortgaged Property, it has been restored to its physical condition (reasonable wear and tear excepted) at the time of issuance of the policy; and (iv) the insured has acquired good and merchantable title to the Mortgaged Property free and clear of liens except certain permitted encumbrances. Upon satisfaction of these conditions, the Pool Insurer will have the option either (a) to purchase the Mortgaged Property at a price equal to the principal balance of the related Mortgage Loan plus accrued and unpaid interest at the Mortgage Rate to the date of such purchase and certain expenses incurred by the Master Servicer on behalf of the Trustee and Certificateholders or (b) to pay the amount by which the sum of the principal balance of the defaulted Mortgage Loan plus accrued and unpaid interest at the Mortgage Rate to the date of payment of the claim and the aforementioned expenses exceeds the proceeds received from an approved sale of the Mortgaged Property, in either case net of certain amounts paid or assumed to have been paid under the related Primary Mortgage Insurance
     Policy. If any Mortgaged Property is damaged, and proceeds, if any, from the related hazard insurance policy or the applicable Special Hazard Insurance Policy are insufficient to restore the damaged property to a condition sufficient to permit recovery under the Mortgage Pool Insurance Policy, the Master Servicer will not be required to expend its own funds to restore the damaged property unless it determines that (i) such restoration will increase the proceeds to Certificateholders on liquidation of the Mortgage Loan after reimbursement of the Master Servicer for its expenses and (ii) such expenses will be recoverable by it through proceeds of the sale of the Mortgaged Property or proceeds of the related Mortgage Pool Insurance Policy or any related Primary Mortgage Insurance Policy.

     No Mortgage Pool Insurance Policy will insure (and many Primary Mortgage Insurance Policies do not insure) against loss sustained by reason of a default arising from, among other things, (i) fraud or negligence in the origination or servicing of a Mortgage Loan, including misrepresentation by the Mortgagor, the originator or persons involved in the origination thereof, or (ii) failure to construct a Mortgaged Property in accordance with plans and specifications. A failure of coverage attributable to one of the foregoing events might result in a breach of the related Seller's representations described herein and, in such event, might give rise to an obligation on the part of such Seller to repurchase the defaulted Mortgage Loan if the breach cannot be cured by such Seller. No Mortgage Pool Insurance Policy will cover (and many Primary Mortgage Insurance Policies do not cover) a claim in respect of a defaulted Mortgage Loan occurring when the servicer of such Mortgage Loan, at the time of default or thereafter, was not approved by the applicable insurer.

     The original amount of coverage under each Mortgage Pool Insurance Policy will be reduced over the life of the related Certificates by the aggregate dollar amount of claims paid less the aggregate of the net amounts realized by the Pool Insurer upon disposition of all foreclosed properties. The amount of claims paid will include certain expenses incurred by the Master Servicer as well as accrued interest on delinquent Mortgage Loans to the date of payment of the claim, unless otherwise specified in the related Supplement. Accordingly, if aggregate net claims paid under any Mortgage Pool Insurance Policy reach the original policy limit, coverage under that Mortgage Pool Insurance Policy will be exhausted and any further losses will be borne by Certificateholders.

     FRAUD WAIVER

     If so specified in the related Supplement, a letter may be obtained from the issuer of a Mortgage Pool Insurance Policy (the "Waiver Letter") waiving its right to deny a claim or rescind coverage under the related Mortgage Pool Insurance Policy by reason of fraud, dishonesty or misrepresentation in connection with the origination of, or application for insurance for, the related Mortgage Loan or the denial or adjustment of coverage under any related Primary Mortgage Insurance Policy because of such fraud, dishonesty or misrepresentation. In such circumstances, the issuer of the Mortgage Pool Insurance Policy will be indemnified by the Seller for the amount of any loss paid by the issuer of the Mortgage Pool Insurance Policy (each such amount, a "Fraud Loss") under the terms of the Waiver Letter. The maximum aggregate amount of Fraud Losses covered under the Waiver Letter and the period of time during which such coverage will be provided will be specified in the related Supplement.

     SPECIAL HAZARD INSURANCE POLICIES

     If specified in the related Supplement, a separate Special Hazard Insurance Policy will be obtained for the Trust and will be issued by the insurer (the "Special Hazard Insurer") named in such Supplement. Each Special Hazard Insurance Policy will, subject to limitations described below, protect holders of the related Certificates from (i) loss by reason of damage to Mortgaged Properties caused by certain hazards (including earthquakes and, to a limited extent, tidal waves and related water damage and such other hazards as are specified in the related Supplement) not insured against under the standard form of hazard insurance policy for the respective states in which the Mortgaged Properties are located or under a flood insurance policy if the Mortgaged Property is located in a federally designated flood area and (ii) loss caused by reason of the application of the coinsurance clause contained in hazard insurance policies. See "Servicing of Mortgage Loans -- Hazard Insurance" herein. No Special Hazard Insurance Policy will cover losses occasioned by fraud or conversion by the Trustee or Master Servicer, war, insurrection, civil war, certain governmental action, errors in design, faulty workmanship or materials (except under certain circumstances), nuclear or chemical reaction, flood (if the Mortgaged Property is located in a federally designated flood area), nuclear or chemical contamination and certain other risks. The amount of coverage under any Special Hazard Insurance Policy will be specified in the related Supplement. Each Special Hazard Insurance Policy will provide that no claim may be paid unless hazard and, if applicable, flood insurance on the property securing the Mortgage Loan have been kept in force and other protection and preservation expenses have been paid.

     Subject to the foregoing limitations and unless otherwise specified in the related Supplement, each Special Hazard Insurance Policy will provide that where there has been damage to property securing a foreclosed Mortgage Loan (title to which has been acquired by the insured) and to the extent such damage is not covered by the hazard insurance policy or flood insurance policy, if any, maintained by the Mortgagor or the Master Servicer, the Special Hazard Insurer will pay the lesser of (i) the cost of repair or replacement of such property or (ii) upon transfer of the property to the Special Hazard Insurer, the unpaid principal balance of such Mortgage Loan at the time of acquisition of such property by foreclosure or deed in lieu of foreclosure, plus accrued interest to the date of claim settlement and certain expenses incurred by the Master Servicer with respect to such property. If the unpaid principal balance of a Mortgage Loan plus accrued interest and certain expenses is paid by the Special Hazard Insurer, the amount of further coverage under the related Special Hazard Insurance Policy will be reduced by such amount less any net proceeds from the sale of the property. Any amount paid as the cost of repair of such property will also reduce coverage by such amount. So long as a Mortgage Pool Insurance Policy remains in effect, the payment by the Special Hazard Insurer of the cost of repair or of the unpaid principal balance of the related Mortgage Loan plus accrued interest and certain expenses will not affect the total insurance proceeds paid to Certificateholders, but will affect the relative amounts of coverage remaining under the related Special Hazard Insurance Policy and Mortgage Pool Insurance Policy.

     To the extent specified in the Supplement, the Master Servicer may deposit cash, an irrevocable letter of credit or any other instrument acceptable to each nationally recognized rating agency rating the Certificates of the related Series in a special trust account to provide protection in lieu of or in addition to that provided by a Special Hazard Insurance Policy. The amount of any Special Hazard Insurance Policy or of the deposit to the special trust account in lieu thereof relating to such Certificates may be reduced so long as any such reduction will not result in a downgrading of the rating of such Certificates by any such rating agency.

     BANKRUPTCY BONDS

     If specified in the related Supplement, a bankruptcy bond (the "Bankruptcy Bond") to cover losses resulting from proceedings under the Bankruptcy Code with respect to a Mortgage Loan will be issued by an insurer named in such Supplement. Each Bankruptcy Bond will cover, to the extent specified in the related Supplement, certain losses resulting from a reduction by a bankruptcy court of scheduled payments of principal and interest on a Mortgage Loan or a reduction by such court of the principal amount of a Mortgage Loan and will cover certain unpaid interest on the amount of such a principal reduction from the date of the filing of a bankruptcy petition. The required amount of coverage under each Bankruptcy Bond will be set forth in the related Supplement. Coverage under a Bankruptcy Bond may be cancelled or reduced by the Master Servicer if such cancellation or reduction would not adversely affect the then current rating or ratings of the related Certificates. See "Certain Legal Aspects of the Mortgage Loans -- Anti-Deficiency Legislation and Other Limitations on Sellers" herein.

     To the extent specified in the Supplement, the Master Servicer may deposit cash, an irrevocable letter of credit or any other instrument acceptable to each nationally recognized rating agency rating the Certificates of the related Series in a special trust account to provide protection in lieu of or in addition to that provided by a Bankruptcy Bond. The amount of any Bankruptcy Bond or of the deposit to the special trust account in lieu thereof relating to such Certificates may be reduced so long as any such reduction will not result in a downgrading of the rating of such Certificates by any such rating agency.

     RESERVE FUND

     If so specified in the related Supplement, credit support with respect to a Series of Certificates may be provided by the establishment and maintenance with the Trustee for such Series of Certificates, in trust, of one or more reserve funds (the "Reserve Fund") for such Series. The related Supplement will specify whether or not a Reserve Fund will be included in the Trust for such Series.

     The Reserve Fund for a Series will be funded (i) by the deposit therein of cash, U.S. Treasury securities or instruments evidencing ownership of principal or interest payments thereon, letters of credit, demand notes, certificates of deposit or a combination thereof in the aggregate amount specified in the related Supplement, (ii) by the deposit therein from time to time of certain amounts, as specified in the related Supplement, to which Subordinate Certificateholders, if any, would otherwise be entitled or (iii) in such other manner as may be specified in the related Supplement.

     Any amounts on deposit in the Reserve Fund and the proceeds of any other instrument deposited therein upon maturity will be held in cash or will be invested in Eligible Investments. Any instrument deposited therein will name the Trustee, in its capacity as trustee for Certificateholders, or such other entity as is specified in the related Supplement, as beneficiary and will be issued by an entity acceptable to each rating agency that rates the Certificates. Additional information with respect to such instruments deposited in the Reserve Funds will be set forth in the related Supplement.

     Any amounts so deposited and payments on instruments so deposited will be available for withdrawal from the Reserve Fund for distribution to Certificateholders for the purposes, in the manner and at the times specified in the related Supplement.

     CROSS SUPPORT

     If specified in the related Supplement, the beneficial ownership of separate groups of assets included in a Trust may be evidenced by separate classes of the related Series of Certificates. In such case, credit support may be provided by a cross support feature which requires that distributions be made with respect to Certificates evidencing a beneficial ownership interest in other asset groups within the same Trust. The related Supplement for a Series that includes a cross support feature will describe the manner and conditions for applying such cross support feature.

     OTHER INSURANCE, GUARANTIES, LETTERS OF CREDIT AND SIMILAR INSTRUMENTS OR AGREEMENTS

     If specified in the related Supplement, a Trust may also include insurance, guaranties, letters of credit or similar arrangements for the purpose of
     (i) maintaining timely payments or providing additional protection against losses on the assets included in such Trust, (ii) paying administrative expenses or (iii) establishing a minimum reinvestment rate on the payments made in respect of such assets or principal payment rate on such assets. Such arrangements may include agreements under which Certificateholders are entitled to receive amounts deposited in various accounts held by the Trustee upon the terms specified in such Supplement.

                         YIELD AND PREPAYMENT CONSIDERATIONS

     The weighted average life of a Series of Certificates and the yield to investors depend in part on the rate and timing of principal payments received on or in respect of the Mortgage Assets included in the related Trust. Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The prepayment model, if any, used with respect to a particular Series will be identified and described in the related Supplement.

     The Supplement for a Series of Certificates may contain a table setting forth percentages of the initial Certificate Balance of each class expected to be outstanding after each of the dates shown in such table. Any such table will be based upon a number of assumptions stated in such Supplement, including assumptions that prepayments on the mortgage loans underlying the related Mortgage Certificates or on the Mortgage Loans are made at rates corresponding to various percentages of the prepayment model specified in the related Supplement. It is unlikely, however, that the prepayment of the mortgage loans underlying the Mortgage Certificates, or of the Mortgage Loans, underlying any Series will conform to any of the percentages of the prepayment model described in the table set forth in such Supplement.

     The rate of principal prepayments on pools of mortgage loans underlying the Mortgage Certificates and Mortgage Loans is influenced by a variety of economic, geographic, social and other factors. In general, however, if prevailing interest rates fall significantly below the interest rates on such mortgage loans or on the Mortgage Loans included in a Trust, such mortgage loans or Mortgage Loans are likely to be the subject of higher principal prepayments than if prevailing rates remain at or above the rates borne by such mortgage loans or Mortgage Loans. Conversely, if prevailing interest rates rise appreciably above the interest rates on such mortgage loans or on the Mortgage Rates borne by the Mortgage Loans included in a Trust, such mortgage loans or Mortgage Loans are likely to experience a lower prepayment rate than if prevailing rates remain at or below the rates borne by such mortgage loans or Mortgage Rates. Other factors affecting prepayment of mortgage loans include changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the properties securing the mortgage loans and the availability of mortgage funds.

     Prepayments may also result from the enforcement of any "due-on-sale" provisions contained in a Mortgage Note permitting the holder of the Mortgage Note to demand immediate repayment of the outstanding balance of the Mortgage Loan upon conveyance by the Mortgagor of the underlying Mortgaged Property. The Master Servicer will agree that it will enforce any "due-on-sale" clause to the extent it has knowledge of the conveyance or proposed conveyance of the underlying Mortgaged Property and reasonably believes that it is entitled to do so under applicable law; PROVIDED, HOWEVER, that the Master Servicer will not take any action in relation to the enforcement of any "due-on-sale" provision which would impair or threaten to impair any recovery under any related Primary Mortgage Insurance Policy. Under current law, such exercise is permitted for substantially all the mortgage loans which contain such clauses. Acceleration is not permitted, however, for certain types of transfers, including transfers upon the death of a joint tenant or tenant by the entirety and the granting of a leasehold interest of three years or less not containing an option to purchase.

     Mortgage Loans insured by the FHA and Mortgage Loans partially guaranteed by the VA are assumable with the consent of the FHA and the VA, respectively. Thus, the rate of prepayments on such Mortgage Loans may be lower than that on conventional Mortgage Loans bearing comparable interest rates.

     When a full prepayment is made on a Mortgage Loan, the Mortgagor is charged interest on the principal amount of the Mortgage Loan so prepaid only for the number of days in the month actually elapsed up to the date of the prepayment rather than for a full month. Unless otherwise specified in the related Supplement, the effect of prepayments in full will be to reduce the amount of interest passed through in the following month to Certificateholders because interest on the principal amount of any Mortgage Loan so prepaid will be paid only to the date of prepayment. Partial prepayments in a given month may be applied to the outstanding principal balances of the Mortgage Loans so prepaid on the first day of the month of receipt or the month following receipt. In the latter case, partial prepayments will not reduce the amount of interest passed through in such month. Unless otherwise specified in the related Supplement, both full and partial prepayments will not be passed through until the month following receipt.

     The effective yield to Certificateholders will be slightly lower than the yield otherwise produced by the applicable Pass-Through Rate and purchase price because while interest will accrue on each Mortgage Loan from the first day of the month (unless otherwise provided in the related Supplement), the distribution of such interest will not be made earlier than the month following the month of accrual.
     Under certain circumstances, the Master Servicer or, if specified in the related Supplement for a Series of REMIC Certificates, the holders of the Residual Certificates of such Series may have the option to purchase the assets of a Trust thereby effecting early retirement of the related Series of Certificates. See "The Pooling and Servicing Agreement -- Termination; Optional Termination" herein.

     Factors other than those identified herein and in the related Supplement could significantly affect principal prepayments at any time and over the lives of the Certificates. The relative contribution of the various factors affecting prepayment may also vary from time to time. There can be no assurance as to the rate of payment of principal of the Mortgage Assets at any time or over the lives of the Certificates.

     The Supplement relating to a Series of Certificates will discuss in greater detail the effect of the rate and timing of principal payments (including Principal Prepayments), delinquencies and losses on the yield, weighted average lives and maturities of such Certificates.

                                     THE SPONSOR

     Headlands Mortgage Securities Inc., a Delaware corporation (the "Sponsor"), was organized on November 18, 1996 for the limited purpose of acquiring, owning and transferring Mortgage Assets and selling interests therein or bonds secured thereby. The Sponsor is a subsidiary of Headlands Mortgage Company, a California corporation engaged in the mortgage banking business. The Sponsor maintains its principal office at 700 Larkspur Landing Circle, Suite 250, Larkspur, California 94939. Its telephone number is (415) 925-5442.

     Neither the Sponsor nor any of the Sponsor's affiliates will ensure or guarantee distributions on the Certificates of any Series.

                                   USE OF PROCEEDS

     The net proceeds to be received from the sale of each Series of Certificates will be used by the Sponsor to either purchase the Mortgage Assets related to that Series or to return to the Sponsor the amounts previously used to effect such a purchase, the costs of carrying the Mortgage Assets until sale of the Certificates and other expenses connected with pooling the Mortgage Assets and issuing the Certificates.

                                MORTGAGE LOAN PROGRAM

     Set forth below is a description of aspects of the Sponsor's purchase program for Mortgage Loans eligible for inclusion in a Trust. The related Supplement will contain additional information regarding the origination of the Mortgage Loans.

     The Sponsor will purchase Mortgage Loans, either directly or through affiliates, from Sellers. The Mortgage Loans so acquired by the Sponsor will have been originated in accordance with the underwriting criteria specified below under " -- Underwriting Standards".

     UNDERWRITING STANDARDS

     Each Seller will represent and warrant that all Mortgage Loans originated and/or sold by it to the Sponsor or one of its affiliates will have been underwritten in accordance with standards consistent with those utilized by mortgage lenders generally during the period of origination for similar types of loans. As to any Mortgage Loan insured by the FHA or partially guaranteed by the VA, the Seller will represent that it has complied with underwriting policies of the FHA or the VA, as the case may be.

     Underwriting standards are applied by or on behalf of a lender to evaluate the borrower's credit standing and repayment ability, and the value and adequacy of the mortgaged property as collateral. In general, a prospective borrower applying for a mortgage loan is required to fill out a detailed application designed to provide to the underwriting officer pertinent credit information. As part of the description of the borrower's financial condition, the borrower generally is required to provide a current list of assets and liabilities and a statement of income and expenses, as well as an authorization to apply for a credit report which summarizes the borrower's credit history with local merchants and lenders and any record of bankruptcy. In most cases, an employment verification is obtained from an independent source (typically the borrower's employer), which verification reports the length of employment with that organization, the borrower's current salary and whether it is expected that the borrower will continue such employment in the future. If a prospective borrower is self-employed, the borrower may be required to submit copies of signed tax returns. The borrower may also be required to authorize verification of deposits at financial institutions where the borrower has demand or savings accounts.

     In determining the adequacy of the mortgaged property as collateral, an appraisal is made of each property considered for financing. The appraiser is required to inspect the property and verify that it is in good repair and that construction, if new, has been completed. The appraisal is based on the market value of comparable homes, the estimated rental income (if considered applicable by the appraiser) and the cost of replacing the home.

     Once all applicable employment, credit and property information is received, a determination generally is made as to whether the prospective borrower has sufficient monthly income available (i) to meet the borrower's monthly obligations on the proposed mortgage loan (generally determined on the basis of the monthly payments due in the year of origination) and other expenses related to the mortgaged property (such as property taxes and hazard insurance) and (ii) to meet monthly housing expenses and other financial obligations and monthly living expenses. The underwriting standards applied by a Seller, particularly with respect to the level of loan documentation and the mortgagor's income and credit history, may be varied in appropriate cases where factors such as low LTVs or other favorable credit exist.

     If specified in the related Supplement, a portion of the Mortgage Loans in a Mortgage Pool may have been originated under a limited documentation program. Under a limited documentation program, more emphasis is placed on the value and adequacy of the mortgaged property as collateral and other assets of the borrower than on credit underwriting. Under a limited documentation program, certain credit underwriting documentation concerning income or income verification and/or employment verification is waived. The Supplement for each Series of Certificates will indicate the types of limited documentation programs pursuant to which the related Mortgage Loans were originated and the underwriting standards applicable to such limited documentation programs.

     In the case of a Mortgage Loan secured by a leasehold interest in real property, the title to which is held by a third party lessor, the Seller will represent and warrant, among other things, that the remaining term of the lease and any sublease is at least five years longer than the remaining term on the Mortgage Note.

     Certain of the types of Mortgage Loans that may be included in a Trust may involve additional uncertainties not present in traditional types of loans. For example, certain of such Mortgage Loans may provide for escalating or variable payments by the Mortgagor. These types of Mortgage Loans are underwritten on the basis of a judgment that the Mortgagors have the ability to make the monthly payments required initially. In some instances, however, a Mortgagor's income may not be sufficient to permit continued loan payments as such payments increase. These types of Mortgage Loans may also be underwritten primarily upon the basis of LTVs or other favorable credit factors.

     QUALIFICATIONS OF SELLERS

     Each Seller must be an institution experienced in originating and servicing mortgage loans of the type contained in the related Mortgage Pool in accordance with accepted practices and prudent guidelines, and must maintain satisfactory facilities to originate and service those mortgage loans. Each Seller must be a seller/servicer approved by either FNMA or FHLMC. Each Seller must be a mortgagee approved by the FHA or an institution the deposit accounts in which are insured by the Federal Deposit Insurance Corporation.


                         THE POOLING AND SERVICING AGREEMENT

     Set forth below is a summary of certain provisions of the Pooling Agreement which are not described elsewhere in this Prospectus.

     ASSIGNMENT OF MORTGAGE LOANS

     ASSIGNMENT OF MORTGAGE LOANS. At the time of issuance of each Series of Certificates, the Sponsor will cause the Mortgage Loans comprising the related Trust to be assigned to the Trustee together with all principal and interest on the Mortgage Loans, except for principal and interest due on or before the Cut-off Date. The Trustee will, concurrently with such assignment, authenticate and deliver the Certificates to the Sponsor or its designated agent in exchange for the Mortgage Loans and other assets, if any. Each Mortgage Loan will be identified in a schedule appearing as an exhibit to the Pooling Agreement. Such schedule will include information as to the outstanding principal balance of each Mortgage Loan after application of payments due on the Cut-off Date, as well as information regarding the Mortgage Rate, the current scheduled monthly payment of principal and interest, the maturity of each Mortgage Note, the LTV and certain other information.

     In addition, the Sponsor will, as to each Mortgage Loan, deliver to the Trustee (or a custodian) the Mortgage Note endorsed without recourse in blank or to the order of the Trustee, an assignment to the Trustee of the Mortgage in form for recording or filing as may be appropriate in the state of the Mortgaged Property, the original recorded Mortgage with evidence of recording or filing indicated thereon, or a copy of such Mortgage certified by the recording office in those jurisdictions where the original is retained by the recording office, a copy of the title insurance policy or other evidence of title, and evidence of any Primary Mortgage Insurance Policy for such Mortgage Loan, if applicable. In certain instances where documents respecting a Mortgage Loan may not be available prior to execution of the Pooling Agreement, the Sponsor may deliver copies thereof and deliver such documents to the Trustee promptly upon receipt.

     With respect to any Mortgage Loans that are Cooperative Loans, the Sponsor will cause to be delivered to the Trustee the related original cooperative note endorsed without recourse in blank or to the order of the Trustee, the original security agreement, the proprietary lease or occupancy agreement, the recognition agreement, an executed financing agreement and the relevant stock certificate, related blank stock powers and any other document specified in the related Supplement. The Sponsor will cause to be filed in the appropriate office an assignment and a financing statement evidencing the Trustee's security interest in each Cooperative Loan.

     The Trustee (or a custodian) will review the Mortgage Loan documents within a specified number of days of receipt thereof in original form to ascertain that all required documents have been properly executed and received. The Trustee will hold such documents for each Series in trust for the benefit of holders of the Certificates of such Series. Unless otherwise specified in the related Supplement, if any document is found by the Trustee not to have been properly executed or received or to be unrelated to the Mortgage Loans identified in the Pooling Agreement, and such defect cannot be cured within the permitted time period, the Seller will replace such Mortgage Loan with an eligible substitute mortgage loan (as described in the related Supplement) or repurchase the related Mortgage Loan from the Trustee within a specified number of days of receipt of notice of the defect at a price generally equal to the outstanding principal balance thereof, plus accrued and unpaid interest thereon at the applicable Mortgage Rate to the first day of the month following the month of repurchase (less any unreimbursed Advances or amounts payable as related servicing compensation if the Seller is the Master Servicer with respect to such Mortgage Loan). Upon receipt of the repurchase price, in the case of a repurchase, the Trustee will reimburse any unreimbursed Advances of principal and interest by the Master Servicer with respect to such Mortgage Loan or unreimbursed payments under any form of credit enhancement. The remaining portion of such repurchase price will then be passed through to holders of the Certificates as liquidation proceeds in accordance with the procedures specified under
     "Description of Certificates -- Distributions" herein. This substitution/repurchase obligation constitutes the sole remedy available to Certificateholders or the Trustee for such a defect in a constituent document.

     Any restrictions on such substitution or repurchase with respect to a Series of Certificates will be set forth in the related Supplement.

     The Trustee will be authorized to appoint a custodian pursuant to a custodial agreement to maintain possession of and, if applicable, to review the documents relating to the Mortgage Loans as agent of the Trustee.

     Unless otherwise specified in the related Supplement, assignments of the Mortgage Loans to the Trustee will be recorded or filed in the appropriate jurisdictions except in jurisdictions where, in the written opinion of local counsel acceptable to the Sponsor, such filing or recording is not required to protect the Trustee's interest in the Mortgage Loans against the claim of any subsequent transferee or any successor to or creditor of the Sponsor or the Seller.

     ASSIGNMENT OF MORTGAGE CERTIFICATES. The Sponsor will cause the Mortgage Certificates to be registered in the name of the Trustee or its nominee, and the Trustee concurrently will authenticate and deliver the Certificates. The Trustee (or the custodian) will hold the Mortgage Certificates in the manner described in the related Supplement. Each Mortgage Certificate will be identified in a schedule appearing as an exhibit to the Pooling Agreement, which will specify as to each Mortgage Certificate the original principal amount and outstanding principal balance as of the Cut-off Date, the annual pass-through rate (if any) and the maturity date.

     REPRESENTATIONS AND WARRANTIES

     Unless otherwise specified in the related Supplement, the Sponsor will not make any representations and warranties regarding the Mortgage Loans, and its assignment of the Mortgage Loans to the Trustee will be without recourse. As further described below, the Seller will make certain representations and warranties concerning the Mortgage Loans in the related Pooling Agreement and under certain circumstances may be required to repurchase or substitute a Mortgage Loan as a result of a breach of any such representation or warranty.

     In the Pooling Agreement for each Series of Certificates backed in whole or in part by Mortgage Loans, the Seller will represent and warrant to the Trustee, unless otherwise specified in the related Supplement, among other things, that: (i) the information set forth in the schedule of Mortgage Loans is true and correct in all material respects; (ii) at the time of transfer the Seller had good title to the Mortgage Loans and the Mortgage Notes were subject to no offsets, defenses or counterclaims, except to the extent that the buydown agreement for a Buydown Loan forgives certain indebtedness of a Mortgagor; (iii) as of the Cut-off Date, no Mortgage Loan was more than 30 days delinquent; (iv) a title policy (or other satisfactory evidence of title) was issued on the date of the origination of each Mortgage Loan and each such policy or other evidence of title is valid and remains in full force and effect; (v) if a Primary Mortgage Insurance Policy is required with respect to such Mortgage Loan, such policy is valid and remains in full force and effect as of the Closing Date; (vi) as of the Closing Date, each Mortgage is a valid first lien on the related Mortgaged Property (subject only to (a) liens for current real property taxes and special assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the mortgage originator's appraisal, and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage); (vii) as of the Closing Date, each Mortgaged Property is free of damage and is in good repair; (viii) as of the time each Mortgage Loan was originated, the Mortgage Loan complied with all applicable state and federal laws, including usury, equal credit opportunity, disclosure and recording laws; and (ix) as of the Closing Date, there are no delinquent tax or assessment liens against any Mortgaged Property.

     In the event of the discovery by the Seller of a breach of any of its representations or warranties which materially and adversely affects the interest of Certificateholders in the related Mortgage Loan, or the receipt of notice thereof from the Trustee, the Seller will, with respect to a breach of its representations or warranties, cure the breach within the time permitted by the related Pooling Agreement or substitute a substantially similar substitute mortgage loan for such Mortgage Loan or repurchase the related Mortgage Loan, or any Mortgaged Property acquired in respect thereof, on the terms set forth above under " -- Assignment of Mortgage Loans" and in the related Supplement. The proceeds of any such repurchase will be passed through to Certificateholders as liquidation proceeds. This substitution/repurchase obligation constitutes the sole remedy available to Certificateholders and the Trustee for any such breach. Neither the Sponsor nor the Master Servicer (unless the Master Servicer is the Seller) will be obligated to purchase a Mortgage Loan if a Seller defaults on its obligation to do so, and no assurance can be given that the Seller will carry out their respective repurchase obligations with respect to the Mortgage Loans.

     Since the representations and warranties of a Seller do not address events that may occur following the sale of a Mortgage Loan by such Seller, its repurchase obligation described below will not arise if the relevant event that would otherwise have given rise to such an obligation with respect to a Mortgage Loan occurs after the date of sale of such Mortgage Loan by such Seller to the Sponsor or its affiliates.

     SERVICING

     The Master Servicer will be responsible for servicing and administering the Mortgage Loans and will agree to perform diligently all services and duties customary to the servicing by prudent mortgage lending institutions or mortgages of the same type as the Mortgage Loans in those jurisdictions where the related Mortgage Properties are located. The Master Servicer may enter into a subservicing agreement with a subservicer to perform, as an independent contractor, certain servicing functions for the Master Servicer subject to its supervision. A subservicing agreement will not contain any terms or conditions that are inconsistent with the related Pooling Agreement. The subservicer will receive a fee for such services which will be paid by the Master Servicer out of the Master Servicing Fee. The Master Servicer will have the right to remove the subservicer of any Mortgage Loan at any time for cause and at any other time upon the giving of the required notice. In such event, the Master Servicer would continue to be responsible for servicing such Mortgage Loan and may designate a replacement subservicer (which may include an affiliate of the Sponsor or the Master Servicer).

     The Master Servicer is required to maintain a fidelity bond and errors and omissions policy or their equivalent with respect to officers and employees which provide coverage against losses which may be sustained as a result of an officer's or employee's misappropriation of funds or errors and omissions in failing to maintain insurance, subject to certain limitations as to amount of coverage, deductible amounts, conditions, exclusions and exceptions in the form and amount specified in the Pooling Agreement.

     PAYMENTS ON MORTGAGE LOANS

     The Master Servicer will establish and maintain or cause to be established and maintained with respect to the related Trust one or more accounts for the collection of payments on the related Mortgage Assets (the "Certificate Account") which must be an Eligible Account. An "Eligible Account" is an account or accounts which is either (i) maintained with a depository institution the short-term debt obligations of which (or, in the case of a depository institution that is the principal subsidiary of a holding company, the short-term debt obligations of such holding company) are rated in one of the two highest short-term rating categories by the Rating Agency that rated one or more classes of the related Series of Certificates, (ii) an account or accounts the deposits in which are fully insured by the FDIC,
     (iii) an account or accounts the deposits in which are insured by the FDIC to the limits established by the FDIC and the uninsured deposits in which are otherwise secured such that, as evidenced by an opinion of counsel, Certificateholders have a claim with respect to the funds in such account or accounts, or a perfected first-priority security interest against any collateral securing such funds, that is superior to the claims of any other depositors or general creditors of the depository institution with which such account or accounts are maintained or (iv) an account or accounts otherwise acceptable to such Rating Agency. The collateral eligible to secure amounts in the Certificate Account is limited to investments consisting of United States government securities and other high-quality investments ("Eligible Investments"). A Certificate Account may be maintained as an interest-bearing account, or the funds held therein may be invested pending each succeeding Distribution Date in Eligible Investments. The Master Servicer or its designee will generally be entitled to receive any such interest or other income earned on funds in the Certificate Account as additional compensation and will be obligated to deposit in the Certificate Account the amount of any loss immediately as realized. The Certificate Account may be maintained with the Master Servicer or the Seller or with a depository institution that is an affiliate of the Master Servicer or the Sponsor, provided it is an Eligible Account.

     Unless otherwise specified in the related Supplement, the Master Servicer will deposit in the Certificate Account for each Trust on a daily basis, to the extent applicable, the following payments and collections received by or on behalf of it subsequent to the Cut-off Date (other than payments due on or before the Cut-off Date):

            (i) All payments on account of principal and interest (which, at its option, may be net of the applicable servicing compensation), including Principal Prepayments;

            (ii) All amounts received by foreclosure or otherwise in connection with the liquidation of defaulted Mortgage Loans, net of expenses incurred in connection with such liquidation;

            (iii) All proceeds received under any Primary Mortgage Insurance Policy or title, hazard or other insurance policy covering any Mortgage Loan, other than proceeds to be applied to the restoration or repair of the related Mortgaged Property;

            (iv) All advances as described herein under "Advances";

            (v) All proceeds of any Mortgage Loans or property acquired in respect thereof repurchased as described herein under " -- Assignment of Mortgage Loans" and " -- Representations and Warranties";

            (vi) Any Buydown Funds (and, if applicable, investment earnings thereon) required to be deposited in the Certificate Account as described below;

            (vii) All payments required to be deposited in the Certificate Account with respect to any deductible clause in any blanket insurance policy described under " -- Hazard Insurance" herein;

            (viii) Any amount required to be deposited by the Master Servicer in connection with losses realized on investments for the benefit of the Master Servicer of funds held in the Certificate Account; and

            (ix) All other amounts required to be deposited in the Certificate Account.

            Under the Pooling Agreement for each Series, the Master Servicer will be authorized to make the following withdrawals from the Certificate
     Account:

            (i) To clear and terminate the Certificate Account upon liquidation of all Mortgage Loans or other termination of the Trust;

            (ii) To reimburse any provider of credit support for payments under such credit support from amounts received as late payments on related Mortgage Loans or from related insurance or liquidation proceeds;

            (iii) To reimburse the Master Servicer for Advances from amounts received as late payments on related Mortgage Loans, from related insurance or liquidation proceeds or from other amounts received with respect to such Mortgage Loans;

            (iv) To reimburse the Master Servicer from related insurance or liquidation proceeds for amounts expended by the Master Servicer in connection with the restoration of property damaged by an uninsured cause or the liquidation of a Mortgage Loan;

            (v) To pay to the Master Servicer its Master Servicing Fee (and other servicing compensation, if applicable) and to the Trustee its fee;

            (vi) To reimburse the Master Servicer for Advances which the Master Servicer has determined to be otherwise nonrecoverable;

            (vii) To withdraw any amount deposited to the Certificate Account in error; and

            (viii) To pay any expenses which were incurred and are reimbursable pursuant to the Pooling Agreement.

     COLLECTION AND OTHER SERVICING PROCEDURES

          The Master Servicer will agree to proceed diligently to collect all payments called for under the Mortgage Loans. Consistent with the above, the Master Servicer may, in its discretion, (i) waive any prepayment charge, assumption fee, late payment charge or any other charge in connection with the prepayment of a Mortgage Loan and (ii) to the extent not inconsistent with the coverage of such Mortgage Loan by a Mortgage Pool Insurance Policy, Primary Mortgage Insurance Policy, FHA Insurance, VA Guaranty or Bankruptcy Bond or alternative arrangements, if applicable, suspend or reduce regular monthly payments for a period of up to six months, or arrange with a Mortgagor a schedule for the liquidation of delinquencies. In the event of any such arrangement, but only to the extent of the amount of any credit support, the provider of such credit support will honor requests for payment or otherwise distribute funds with respect to such Mortgage Loan during the scheduled period in accordance with the amortization schedule thereof and without regard to the temporary modification thereof. In addition, in the event of any such arrangement, the Master Servicer's obligation to make Advances on the related Mortgage Loan shall continue during the scheduled period.

     Under the Pooling Agreement, the Master Servicer will be required to enforce "due-on-sale" clauses with respect to the Mortgage Loans to the extent contemplated by the terms of the Mortgage Loans and permitted by applicable law. Where an assumption of, or substitution of liability with respect to, a Mortgage Loan is required by law, upon receipt of assurance that the Primary Mortgage Insurance Policy covering such Mortgage Loan will not be affected, the Master Servicer may permit the assumption of a Mortgage Loan, pursuant to which the Mortgagor would remain liable on the Mortgage Note, or a substitution of liability with respect to such Mortgage Loan, pursuant to which the new Mortgagor would be substituted for the original Mortgagor as being liable on the Mortgage Note. Any fees collected for entering into an assumption or substitution of liability agreement may be retained by the Master Servicer as additional servicing compensation. In connection with any assumption or substitution, the Mortgage Rate borne by the related Mortgage Note may not be changed.

     The Pooling Agreement may require the Master Servicer to establish and maintain one or more escrow accounts into which Mortgagors deposit amounts sufficient to pay taxes, assessments, hazard insurance premiums or comparable items. Withdrawals from the escrow accounts maintained for Mortgagors may be made to effect timely payment of taxes, assessments and hazard insurance premiums or comparable items, to reimburse the Master Servicer out of related assessments for maintaining hazard insurance, to refund to Mortgagors amounts determined to be overages, to remit to Mortgagors, if required, interest earned, if any, on balances in any of the escrow accounts, to repair or otherwise protect the Mortgaged Property and to clear and terminate any of the escrow accounts. The Master Servicer will be solely responsible for administration of the escrow accounts and will be expected to make advances to such account when a deficiency exists therein.

     HAZARD INSURANCE

     Unless otherwise specified in the related Supplement, under the Pooling Agreement, the Master Servicer will be required to maintain for each Mortgage Loan a hazard insurance policy providing coverage against loss by fire and other hazards which are covered under the standard extended coverage endorsement customary in the state in which the property is located. Such coverage will be in an amount at least equal to the lesser of
     (i) the maximum insurable value of the improvements securing such Mortgage Loan or (ii) the greater of (y) the outstanding principal balance of the Mortgage Loan and (z) an amount such that the proceeds of such policy shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co-insurer. As set forth above, all amounts collected by the Master Servicer under any hazard policy (except for amounts to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) will be deposited in the Certificate Account. In the event that the Master Servicer maintains a blanket policy insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligation relating to the maintenance of hazard insurance. Such blanket policy may contain a deductible clause, in which case the Master Servicer will deposit in the Certificate Account all sums which would have been deposited therein but for such clause.

     In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements on the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions particularized in each policy. Although the policies relating to the Mortgage Loans will be underwritten by different insurers under different state laws in accordance with different applicable state forms and therefore will not contain identical terms and conditions, the basic terms thereof are dictated by respective state laws, and most such policies typically do not cover (among other things) any physical damage resulting from the following: war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mud flows), nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all inclusive.

     If, however, any Mortgaged Property at the time of origination of the related Mortgage Loan is located in an area identified by the Flood Emergency Management Agency as having special flood hazards and flood insurance has been made available, the Master Servicer will cause to be maintained with a generally acceptable insurance carrier a flood insurance policy in accordance with mortgage servicing industry practice. Such flood insurance policy will provide coverage in an amount not less than the lesser of (i) the principal balance of the Mortgage Loan or (ii) the minimum amount required under the terms of coverage to compensate for any damage or loss on a replacement cost basis, but not more than the maximum amount of such insurance available for the related Mortgaged Property under either the regular or emergency programs of the National Flood Insurance Program.

     The hazard insurance policies covering the Mortgaged Properties typically contain a clause which, in effect, requires the insured at all times to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clause provides that the insurer's liability in the event of partial loss does not exceed the larger of (i) the replacement cost of the improvements less physical depreciation, and (ii) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements. Since the amount of hazard insurance the Master Servicer may cause to be maintained on the improvements securing the Mortgage Loans declines as the principal balance owing thereon decrease, and since improved real estate generally has appreciated in value over time in the past, the effect of this requirement in the event of partial loss may be that hazard insurance proceeds will be insufficient to restore fully the damaged property.

     PRIMARY MORTGAGE INSURANCE

     The Master Servicer will maintain or cause to be maintained, as the case may be, in full force and effect, to the extent specified in the related Supplement, a Primary Mortgage Insurance Policy with regard to each Mortgage Loan for which such coverage is required. The Master Servicer will not cancel or refuse to renew any such Primary Mortgage Insurance Policy in effect at the time of the initial issuance of a Series of Certificates that is required to be kept in force under the applicable Pooling Agreement unless the replacement Primary Mortgage Insurance Policy for such cancelled or nonrenewed policy is maintained with an insurer (a "Primary Insurer") whose claims-paying ability is sufficient to maintain the current rating of the classes of Certificates of such Series that have been rated.

     Although the terms and conditions of primary mortgage insurance vary, the amount of a claim for benefits under a Primary Mortgage Insurance Policy covering a Mortgage Loan will consist of the insured percentage of the unpaid principal amount of the covered Mortgage Loan and accrued and unpaid interest thereon and reimbursement of certain expenses, less (i) all rents or other payments collected or received by the insured (other than the proceeds of hazard insurance) that are derived from or in any way related to the Mortgaged Property, (ii) hazard insurance proceeds in excess of the amount required to restore the Mortgaged Property and which have not been applied to the payment of the Mortgage Loan, (iii) amounts expended but not approved by the Primary Insurer of the related Primary Mortgage Insurance Policy, (iv) claim payments previously made by the Primary Insurer and (v) unpaid premiums.

     Primary Mortgage Insurance Policies reimburse certain losses sustained by reason of default in payments by borrowers. Primary Mortgage Insurance Policies will not insure against, and exclude from coverage, a loss sustained by reason of a default arising from or involving certain matters, including (i) fraud or negligence in origination or servicing of the Mortgage Loans, including misrepresentation by the originator, Mortgagor or other persons involved in the origination of the Mortgage Loan; (ii) failure to construct the Mortgaged Property subject to the Mortgage Loan in accordance with specified plans; (iii) physical damage to the Mortgaged Property; and (iv) the related sub-servicer not being approved as a servicer by the Primary Insurer.

     Evidence of each Primary Mortgage Insurance Policy will be provided to the Trustee simultaneously with the transfer to the Trustee of the related Mortgage Loan. The Master Servicer, on behalf of itself, the Trustee and Certificateholders, is required to present claims to the insurer under any Primary Mortgage Insurance Policy and to take such reasonable steps as are necessary to permit recovery thereunder with respect to defaulted Mortgage Loans. Amounts collected by the Master Servicer on behalf of the Master Servicer, the Trustee and Certificateholders shall be deposited in the Certificate Account for distribution as set forth above. The Master Servicer will not cancel or refuse to renew any Primary Mortgage Insurance Policy required to be kept in force by the Pooling Agreement.

     CLAIMS UNDER INSURANCE POLICIES AND OTHER REALIZATION UPON DEFAULTED MORTGAGE LOANS

     The Master Servicer, on behalf of the Trustee and Certificateholders, will present claims to the insurer under any applicable Primary Mortgage Insurance Policy and will take such reasonable steps as are necessary to permit recovery under such other insurance policies respecting defaulted Mortgage Loans. If any Mortgaged Property securing a defaulted Mortgage Loan is damaged and proceeds, if any, from the related hazard insurance Policy are insufficient to restore the damaged property to a condition sufficient to permit recovery under any applicable Primary Mortgage Insurance Policy, the Master Servicer will not be required to expend its own funds to restore the damaged property unless the Master Servicer determines  (i)  that  such  restoration  will  increase  the  proceeds  to
     Certificateholders upon liquidation of the Mortgage Loan after reimbursement of the Master Servicer for its expenses and (ii) that such expenses will be recoverable to it through liquidation proceeds.

     Regardless of whether recovery under any Primary Mortgage Insurance Policy is available or any further amount is payable under the credit enhancement for a Series of Certificates, the Master Servicer is nevertheless obligated to follow such normal practices and procedures as it deems necessary or advisable to realize upon the defaulted Mortgage Loan. If at any time no further amount is payable under the credit enhancement for a Series of Certificates, and if the proceeds of any liquidation of the Mortgaged Property securing the defaulted Mortgage Loan are less than the principal balance of the defaulted Mortgage Loan plus interest accrued thereon, Certificateholders will realize a loss in the amount of such difference plus the aggregate of unreimbursed advances of the Master Servicer with respect to such Mortgage Loan and expenses incurred by the Master Servicer in connection with such proceedings and which are reimbursable under the Pooling Agreement.

     SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     The Master Servicer's primary compensation for its activities as Master Servicer will come from the payment to it, with respect to each interest payment on a Mortgage Loan, of the amount specified in the related Supplement (the "Master Servicing Fee"). As principal payments are made on the Mortgage Loans, the portion of each monthly payment which represents interest will decline, and thus servicing compensation to the Master Servicer will decrease as the Mortgage Loans amortize. Prepayments and liquidations of Mortgage Loans prior to maturity will also cause servicing compensation to the Master Servicer to decrease.

     In addition, the Master Servicer will be entitled to retain all prepayment fees, assumption fees and late payment charges, to the extent collected from Mortgagors and any benefit that may accrue as a result of the investment of funds in the Certificate Account (unless otherwise specified in the related Supplement).

     The Master Servicer will pay all expenses incurred in connection with its activities as Master Servicer (subject to limited reimbursement), including payments of expenses incurred in connection with distributions and reports to Certificateholders of each Series and, if so specified in the related Supplement, payment of the fees and disbursements of the Trustee and payment of any fees for providing credit enhancement. The Master Servicer will be entitled to reimbursement for certain expenses incurred by it in connection with any defaulted Mortgage Loan as to which it has determined that all recoverable liquidation proceeds and insurance proceeds have been received, such right of reimbursement being prior to the rights of Certificateholders to receive any such proceeds.

     EVIDENCE AS TO COMPLIANCE

     Each Pooling Agreement will provide that the Master Servicer at its expense shall cause a firm of independent public accountants to furnish a report annually to the Trustee to the effect that such firm has performed certain procedures specified in the Pooling Agreement and that such review has disclosed no items of noncompliance with the provisions of such Pooling Agreement which, in the opinion of such firm, are material, except for such items of noncompliance as shall be set forth in such report.

     Each Pooling Agreement will provide for delivery to the Trustee of an annual statement signed by an officer of the Master Servicer to the effect that the Master Servicer has fulfilled its obligations under the Pooling Agreement throughout the preceding year.

     CERTAIN MATTERS REGARDING THE SPONSOR, THE SELLER AND THE MASTER SERVICER

     The Pooling Agreement for each Series of Certificates backed in whole or in part by Mortgage Loans will provide that the Master Servicer (i) may not pledge its rights thereunder except upon receipt by the Trustee of a letter from the Rating Agency that such pledge shall not result in a downgrading of the Certificates and (ii) may not resign from its obligations and duties as Master Servicer thereunder, except upon (a) appointment of a successor servicer and receipt by the Trustee of a letter from the Rating Agency that such resignation and appointment will not result in the downgrading of the Certificates or (b) determination that its duties thereunder are no longer permissible under applicable law. No such resignation under (ii)(b) above will become effective until the Trustee or a successor has assumed the Master Servicer's obligations and duties under such Pooling Agreement.

     The Pooling Agreement for each such Series will also provide that neither the Sponsor, the Master Servicer nor the Seller, nor any directors, officers, employees or agents of any of them (collectively, the "Indemnified Parties") will be under any liability to the Trust or Certificateholders or the Trustee, any subservicer or others for any action taken (or not taken) by any Indemnified Party, any subservicer or the Trustee in good faith pursuant to the Pooling Agreement, or for errors in judgment; PROVIDED, HOWEVER, that neither the Sponsor, the Seller, the Master Servicer nor any such person will be protected against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties thereunder. The Pooling Agreement will further provide that each Indemnified Party is entitled to indemnification by the Trust and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Pooling Agreement or the Certificates for such Series, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except any such loss, liability or expense otherwise reimbursable pursuant to the Pooling Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of such indemnified Party's duties thereunder or by reason of reckless disregard by such indemnified Party of its obligations and duties thereunder. In addition, the Pooling Agreement will provide that neither the Sponsor, the Seller nor the Master Servicer is under any obligation to appear in, prosecute or defend any legal action which is not incidental to, in the case of the Sponsor, the Seller or the Master Servicer, its duties under the Pooling Agreement and which in its opinion may involve it in any expense or liability. Each of the Sponsor, the Seller and the Master Servicer may, however, in its discretion, undertake any such action which it may deem necessary or desirable with respect to the Pooling Agreement and the rights and duties of the parties thereto and the interests of Certificateholders thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs and liabilities of the Trust and the Sponsor, the Seller and the Master Servicer will be entitled to be reimbursed therefor out of the Certificate Account.

     EVENTS OF DEFAULT

     Events of default by the Master Servicer under the Pooling Agreement for each Series of Certificates evidencing an interest in Mortgage Loans will consist of (i)(a) any failure by the Master Servicer to make an Advance which continues unremedied for one business day or (b) any failure by the Master Servicer to make or cause to be made any other required payment pursuant to the Pooling Agreement which continues unremedied for five days;
     (ii) any failure by the Master Servicer duly to observe or perform in any material respects any other of its covenants or agreements in the Certificates or in such Pooling Agreement which continues unremedied for 60 days after the giving of written notice of such failure to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by holders of Certificates evidencing not less than 25% of the aggregate voting rights of the Certificates for such Series; and (iii) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by the Master Servicer indicating insolvency, reorganization or inability to pay its obligations.

     RIGHTS UPON EVENT OF DEFAULT

     As long as an Event of Default under the Pooling Agreement for any Series of Certificates evidencing an interest in Mortgage Loans remains unremedied, the Trustee or holders of Certificates evidencing not less than a majority of the aggregate voting rights of the Certificates for such Series may terminate all of the rights and obligations of the Master Servicer under such Pooling Agreement, whereupon the Trustee will succeed to all the responsibilities, duties and liabilities of the Master Servicer under such Pooling Agreement, including, if specified in the related
     Supplement, the obligation to make Advances and will be entitled to similar compensation arrangements and limitations on liability.In the event that the Trustee is unwilling or unable so to act, it may appoint or petition a court of competent jurisdiction for the appointment of a housing and home finance institution which is a FNMA or FHLMC approved servicer with a net worth of at least $10,000,000 to act as successor Master Servicer under such Pooling Agreement. Pending any such appointment, the Trustee is obligated to act in such capacity. The Trustee and such successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation to the Master Servicer under such Pooling Agreement.

     ENFORCEMENT

     No Certificateholder of any Series will have any right under the applicable Pooling Agreement to institute any proceeding with respect to such Pooling Agreement unless such Certificateholder previously has given to the Trustee written notice of default and unless holders of Certificates evidencing not less than 25% of the aggregate voting rights of the Certificates for such Series have made written requests to the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered and provided to the Trustee reasonable indemnity and the Trustee for 60 days has neglected or refused to institute any such proceeding. However, the Trustee is under no obligation to exercise any of the trusts or powers vested in it by the Pooling Agreement for any Series or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any Certificateholders, unless such Certificateholders have offered and provided to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

     AMENDMENT

     The Pooling Agreement for each Series may be amended by the Sponsor, the Seller, the Master Servicer and the Trustee, without notice to or the consent of any Certificateholder, (i) to cure any ambiguity, (ii) to correct a defective provision or correct or supplement any provision therein that may be inconsistent with any other provision therein, (iii) to make any other revisions with respect to matters or questions arising under such Pooling Agreement which are not inconsistent with the provisions of such Pooling Agreement, or (iv) to comply with any requirements imposed by the Code or any regulation thereunder; PROVIDED, HOWEVER, that no such amendments (except those pursuant to clause (iv)) will adversely affect in any material respect the interests of any Certificateholder of that Series. Any such amendment except pursuant to clause (iv) of the preceding sentence will be deemed not to adversely affect in any material respect the interests of any Certificateholders if the Trustee receives written confirmation from the Rating Agency rating such Certificates that such amendment will not cause such Rating Agency to downgrade or withdraw the then current rating thereof. The Pooling Agreement for each Series may also be amended by the Sponsor, the Seller, the Master Servicer and the Trustee with the consent of holders of Certificates evidencing not less than 66 2/3% of the aggregate voting rights of each class of Certificates for such Series affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Pooling Agreement or of modifying in any manner the rights of holders of Certificates of that Series; PROVIDED, HOWEVER, that no such amendment may
     (i) reduce in any manner the amount of, or delay the timing of, payments received on the Mortgage Assets that are required to be distributed in respect or any such Certificate without the consent of the holder of such Certificate or (ii) with respect to any Series of Certificates, reduce the aforesaid percentages of Certificates the holders of which are required to consent to any such amendment without the consent of the holders of all Certificates of such Series then outstanding.

     LIST OF CERTIFICATEHOLDERS

     In the event the Trustee is not the Certificate Registrar for a Series of Certificates, upon written request of the Trustee, the Certificate Registrar will provide to the Trustee within 30 days after the receipt of such request a list of the names and addresses of all Certificateholders of record of a particular Series as of the most recent Record Date for payment of distributions to Certificateholders of that Series. Upon written request of three or more Certificateholders of record of a Series of Certificates, for purposes of communicating with other Certificateholders with respect to their rights under the Pooling Agreement for such Series, the Trustee will afford such Certificateholders access during business hours to the most recent list of Certificateholders of that Series held by the Trustee.

     TERMINATION; OPTIONAL TERMINATION

     The obligations of the Sponsor, the Seller, the Master Servicer and the Trustee created by the Pooling Agreement will terminate upon the earlier of
     (i) the maturity or other liquidation of the last Mortgage Loan or Mortgage Certificate subject thereto and the disposition of all property acquired upon foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or, if REMIC treatment has been elected and if specified in the related Supplement, by the holder of the residual interest in the REMIC, from the related Trust of all of the remaining Mortgage Assets and all property acquired in respect of such Mortgage Assets. In no event, however, will the Trust created by any Pooling Agreement continue beyond the expiration of 21 years from the death of the survivor of the persons named in such Pooling Agreement.

     Unless otherwise specified in the related Supplement, any purchase of Mortgage Assets and property acquired in respect of Mortgage Assets evidenced by a Series of Certificates will be made at the option of the Master Servicer or, if specified in the related Supplement for a Series of REMIC Certificates the holders of the Residual Certificates of such Series, at a price, and in accordance with the procedures, specified in the related Supplement. The exercise of such right will effect early retirement of the Certificates of that Series, but the right of the Master Servicer or, if applicable, such holder of the Residual Certificates of such Series, to so purchase is subject to the principal balance of the related Mortgage Assets being less than the percentage specified in the related Supplement of the aggregate principal balance of the Mortgage Assets at the Cut-off Date for the Series. The foregoing is subject to the provision that if a REMIC election is made with respect to a Trust, any repurchase pursuant to clause
     (ii) above will be made only in connection with a "qualified liquidation" of the REMIC within the meaning of Section 860F(g)(4) of the Code.

     For each Series, the holder or holders of the Residual Certificates or the Trustee, as the case may be, will give written notice of termination of the Pooling Agreement to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency of the Trustee specified in the notice of termination.

     THE TRUSTEE

     The identity of the commercial bank, savings and loan association or trust company named as Trustee for each Series of Certificates will be set forth in the related Supplement. The Trustee may have normal banking relationships with the Sponsor, the Seller, the Master Servicer and/or the subservicers.

                     CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS

     The following discussion contains summaries, which are general in nature, of certain legal matters relating to the Mortgage Loans. Because such legal aspects are governed primarily by applicable state law (which laws may differ substantially), the summaries do not purport to be complete or to reflect the laws of any particular state or to encompass the laws of all states in which the security for the Mortgage Loans is situated. The summaries are qualified in their entirety by reference to the appropriate laws of the states in which Mortgage Loans may be originated.

     GENERAL

     The Mortgage Loans will be secured by deeds of trust, mortgages, security deeds or deeds to secure debt, depending upon the prevailing practice in the state in which the property subject to the loan is located. Deeds of trust are used almost exclusively in California instead of mortgages. A mortgage creates a lien upon the real property encumbered by the mortgage, which lien is generally not prior to the lien for real estate taxes and assessments. Priority between mortgages depends on their terms and generally on the order of recording with a state or county office. There are two parties to a mortgage, the mortgagor, who is the borrower and owner of the mortgaged property, and the mortgagee, who is the lender. Under the mortgage instrument, the mortgagor delivers to the mortgagee a note or bond and the mortgage. Although a deed of trust is similar to a mortgage, a deed of trust formally has three parties, the borrower-property owner called the trustor (similar to a mortgagor), a lender (similar to a mortgagee) called the beneficiary, and a third-party grantee called the trustee. Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the obligation. A security deed and a deed to secure debt are special types of deeds which indicate on their face that they are granted to secure an underlying debt. By executing a security deed or deed to secure debt, the grantor conveys title to, as opposed to merely creating a lien upon, the subject property to the grantee until such time as the underlying debt is repaid. The trustee's authority under a deed of trust, the mortgagee's authority under a mortgage and the grantee's authority under a security deed or deed to secure debt are governed by law and, with respect to some deeds of trust, the directions of the beneficiary.

     COOPERATIVES. Certain of the Mortgage Loans may be Cooperative Loans. The Cooperative owns all the real property that comprises the project, including the land, separate dwelling units and all common areas. The Cooperative is directly responsible for project management and, in most cases, payment of real estate taxes and hazard and liability insurance. If there is a blanket mortgage on the Cooperative and/or underlying land, as is generally the case, the Cooperative, as project mortgagor, is also responsible for meeting these mortgage obligations. A blanket mortgage is ordinarily incurred by the Cooperative in connection with the construction or purchase of the Cooperative's apartment building. The interest of the occupant under proprietary leases or occupancy agreements to which that Cooperative is a party are generally subordinate to the interest of the holder of the blanket mortgage in that building. If the Cooperative is unable to meet the payment obligations arising under its blanket mortgage, the mortgagee holding the blanket mortgage could foreclose on that mortgage and terminate all subordinate proprietary leases and occupancy agreements. In addition, the blanket mortgage on a Cooperative may provide financing in the form of a mortgage that does not fully amortize with a significant portion of principal being due in one lump sum at final maturity. The inability of the Cooperative to refinance this mortgage and its consequent inability to make such final payment could lead to foreclosure by the mortgagee providing the financing. A foreclosure in either event by the holder of the blanket mortgage could eliminate or significantly diminish the value of any collateral held by the lender who financed the purchase by an individual tenant-stockholder of Cooperative shares or, in the case of a Trust including Cooperative Loans, the collateral securing the Cooperative Loans.

     The Cooperative is owned by tenant-stockholders who, through ownership of stock, shares or membership certificates in the corporation, receive proprietary leases or occupancy agreements which confer exclusive rights to occupy specific units. Generally, a tenant-stockholder of a Cooperative must make a monthly payment to the Cooperative representing such tenant-stockholder's pro rata share of the Cooperative's payments for its blanket mortgage, real property taxes, maintenance expenses and other capital or ordinary expenses. An ownership interest in a Cooperative and accompanying rights is financed through a Cooperative share loan evidenced by a promissory note and secured by a security interest in the occupancy agreement or proprietary lease and in the related Cooperative shares. The lender takes possession of the share certificate and a counterpart of the proprietary lease or occupancy agreement, and a financing statement covering the proprietary lease or occupancy agreement and the Cooperative shares is filed in the appropriate state and local offices to perfect the lender's interest in its collateral. Subject to the limitations discussed below, upon default of the tenant-stockholder, the lender may sue for judgment on the promissory note, dispose of the collateral at a public or private sale or otherwise proceed against the collateral or tenant-stockholder as an individual as provided in the security agreement covering the assignment of the proprietary lease or occupancy agreement and the pledge of Cooperative shares.

     LEASEHOLDS. Certain of the Mortgage Loans may be secured by a mortgage on a ground lessee's interest in a ground lease. Leasehold mortgages are subject to certain risks not associated with mortgage loans secured by the fee estate of the mortgagor. The most significant of these risks is that the ground lease creating the leasehold estate could terminate, leaving the leasehold mortgagee without its security. The ground lease may terminate, if among other reasons, the ground lessee breaches or defaults in its obligations under the ground lease or there is a bankruptcy of the ground lessee or the ground lessor. The terms of the ground lease may also terminate prior to the maturity date of the indebtedness secured by the mortgage. This risk may be minimized if the ground lease contains certain provisions protective of the mortgagee, but the ground leases that secure mortgage loans may not contain some of these protective provisions, and mortgages may not contain the other protection discussed in the next paragraph. Protective ground lease provisions include the right of the leasehold mortgagee to receive notices from the ground lessor of any defaults by the mortgagor; the right to cure such defaults, with adequate cure periods; if a default is not susceptible of cure by the leasehold mortgagee, the right to acquire the leasehold estate through foreclosure or otherwise; the ability of the ground lease to be assigned to and by the leasehold mortgagee or purchaser at a foreclosure sale and for the concomitant release of the ground lessee's liabilities thereunder; and the right of the leasehold mortgagee to enter into a new ground lease with the ground lessor on the same terms and conditions as the old ground lease in the event of a termination thereof.

     In addition to the foregoing protections, a leasehold mortgagee may require that the ground lease or leasehold mortgage prohibit the ground lessee from treating the ground lease as terminated in the event of the ground lessor's bankruptcy and rejection of the ground lease by the trustee for the debtor-ground lessor. As further protection, a leasehold mortgage may provide for the assignment of the debtor-ground lessee's right to reject a lease pursuant to Section 365 of the Bankruptcy Code, although the enforceability of such clause has not been established. Without the protections described in the foregoing paragraph, a leasehold mortgagee may lose the collateral securing its leasehold mortgage. In addition, terms and conditions of a leasehold mortgage are subject to the terms and conditions of the ground lease. Although certain rights given to a ground lessee can be limited by the terms of a leasehold mortgage, the rights of a ground lessee or a leasehold mortgagee with respect to, among other things, insurance, casualty and condemnation will be governed by the provisions of the ground lease.

     FORECLOSURE/REPOSSESSION

     DEED OF TRUST. Foreclosure of a deed of trust is generally accomplished by a non-judicial sale under a specific provision in the deed of trust which authorizes the trustee to sell the property at public auction upon any default by the borrower under the terms of the note or deed of trust. In certain states, such foreclosure also may be accomplished by judicial action in the manner provided for foreclosure of mortgages. In some states, such as California, the trustee must record a notice of default and send a copy to the borrower-trustor and to any person who has recorded a request for a copy of any notice of default and notice of sale. In addition, the trustee must provide notice in some states, including California, to any other individual having an interest of record in the real property, including any junior lienholders. If the deed of trust is not reinstated within any applicable cure period, a notice of sale must be posted in a public place and, in most states, including California, published for a specified period of time in one or more newspapers. In addition, these notice provisions require that a copy of the notice of sale be posted on the property and sent to all parties having an interest of record in the property. In California, the entire process from recording a notice of default to a non-judicial sale usually takes four to five months.

     In some states, including California, the borrower-trustor has the right to reinstate the loan at any time following default until shortly before the trustee's sale. In general, the borrower, or any other person having a junior encumbrance on the real estate, may, during a reinstatement period, cure the default by paying the entire amount in arrears plus the costs and expenses incurred in enforcing the obligation. Certain state laws control the amount of foreclosure expenses and costs, including attorney's fees, which may be recoverable by a lender.

     MORTGAGES. Foreclosure of a mortgage is generally accomplished by judicial action. The action is initiated by the service of legal pleadings upon all parties having an interest in the real property. Delays in completion of the foreclosure may occasionally result from difficulties in locating necessary parties. Judicial foreclosure proceedings are often not contested by any of the parties. When the mortgagee's right to foreclosure is contested, the legal proceedings necessary to resolve the issue can be time consuming. After the completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other court officer to conduct the sale of the property. In general, the borrower, or any other person having a junior encumbrance on the real estate, may, during a statutorily prescribed reinstatement period, cure a monetary default by paying the entire amount in arrears plus other designated costs and expenses incurred in enforcing the obligation. Generally, state law controls the amount of foreclosure expenses and costs, including attorney's fees, which may be recovered by a lender. After the reinstatement period has expired without the default having been cured, the borrower or junior lienholder no longer has the right to reinstate the loan and must pay the loan in full to prevent the scheduled foreclosure sale. If the deed of trust is not reinstated, a notice of sale must be posted in a public place and, in most states, published for a specific period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest in the real property.

     Although foreclosure sales are typically public sales, frequently no third party purchaser bids in excess of the lender's lien because of the difficulty of determining the exact status of title to the property, the possible deterioration of the property during the foreclosure proceedings and a requirement that the purchaser pay for the property in cash or by cashier's check. Thus the foreclosing lender often purchases the property from the trustee or referee for an amount equal to the principal amount outstanding under the loan, accrued and unpaid interest and the expenses of foreclosure. Thereafter, the lender will assume the burden of ownership, including obtaining hazard insurance and making such repairs at its own expense as are necessary to render the property suitable for sale. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property.

     Courts have imposed general equitable principles upon foreclosure, which are generally designed to mitigate the legal consequences to the borrower of the borrower's defaults under the loan documents. Some courts have been faced with the issue of whether federal or state constitutional provisions reflecting due process concerns for fair notice require that borrowers under deeds of trust receive notice longer than that prescribed by statute. For the most part, these cases have upheld the notice provisions as being reasonable or have found that the sale by a trustee under a deed of trust does not involve sufficient state action to afford constitutional protection to the borrower.

     COOPERATIVE LOANS. The Cooperative shares owned by the tenant-stockholder and pledged to the lender are, in almost all cases, subject to restrictions on transfer as set forth in the Cooperative's certificate of incorporation and bylaws, as well as the proprietary lease or occupancy agreement, and may be cancelled by the Cooperative for failure by the tenant-stockholder to pay rent or other obligations or charges owed by such tenant-stockholder, including mechanics' liens against the cooperative apartment building incurred by such tenant-stockholder. The proprietary lease or occupancy agreement generally permits the Cooperative to terminate such lease or agreement in the event an obligor fails to make payments or defaults in the performance of covenants required thereunder. Typically, the lender and the Cooperative enter into a recognition agreement which establishes the rights and obligations of both parties in the event of a default by the tenant-stockholder on its obligations under the proprietary lease or occupancy agreement. A default by the tenant-stockholder under the proprietary lease or occupancy agreement will usually constitute a default under the security agreement between the lender and the tenant-stockholder.

     The recognition agreement generally provides that, in the event that the tenant-stockholder has defaulted under the proprietary lease or occupancy agreement, the Cooperative will take no action to terminate such lease or agreement until the lender has been provided with an opportunity to cure the default. The recognition agreement typically provides that if the proprietary lease or occupancy agreement is terminated, the Cooperative will recognize the lender's lien against proceeds from the sale of the Cooperative apartment, subject, however, to the Cooperative's right to sums due under such proprietary lease or occupancy agreement. The total amount owed to the Cooperative by the tenant-stockholder, which the lender generally cannot restrict and does not monitor, could reduce the value of the collateral below the outstanding principal balance of the Cooperative Loan and accrued and unpaid interest thereon.

     Recognition agreements also provide that in the event of a foreclosure on a Cooperative Loan, the lender must obtain the approval or consent of the Cooperative as required by the proprietary lease before transferring the Cooperative shares or assigning the proprietary lease. Generally, the lender is not limited in any rights it may have to dispossess the tenant-stockholders.

     In some states, foreclosure on the Cooperative shares is accomplished by a sale in accordance with the provisions of Article 9 of the Uniform Commercial Code (the "UCC") and the security agreement relating to those shares. Article 9 of the UCC requires that a sale be conducted in a "commercially reasonable" manner. Whether a foreclosure sale has been conducted in a "commercially reasonable" manner will depend on the facts in each case. In determining commercial reasonableness, a court will look to the notice given the debtor and the method, manner, time, place and terms of the foreclosure. Generally, a sale conducted according to the usual practice of banks selling similar collateral will be considered reasonably conducted.

     Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. The recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the Cooperative to receive sums due under the proprietary lease or occupancy agreement. If there are proceeds remaining, the lender must account to the tenant-stockholder for the surplus. Conversely, if a portion of the indebtedness remains unpaid, the tenant-stockholder is generally responsible for the deficiency. See "Anti-Deficiency Legislation and Other Limitations on Lenders" below.

     RIGHTS OF REDEMPTION

     In some states after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and certain foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. In certain other states, including California, this right of redemption applies only to sales following judicial foreclosure, and not to sales pursuant to a non-judicial power of sale. In most states where the right of redemption is available, statutory redemption may occur upon payment of the foreclosure purchase price, accrued interest and taxes. In some states, the right to redeem is an equitable right. The effect of a right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser at a foreclosure sale, or of any purchaser from the lender subsequent to judicial foreclosure or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to retain the property and pay the expenses of ownership until the redemption period has run.

     ANTI-DEFICIENCY LEGISLATION AND OTHER LIMITATIONS ON LENDERS

     Certain states have imposed statutory restrictions that limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage. In some states, including California, statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the borrower equal in most cases to the difference between the amount due to the lender and the current fair market value of the property at the time of the foreclosure sale.

     Some state statutes may require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting such security; however, in some of these states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. Consequently, the practical effect of the election requirement, when applicable, is that lenders will usually proceed first against the security rather than bringing a personal action against the borrower.

     In some states, exceptions to the anti-deficiency statutes are provided for in certain instances where the value of the lender's security has been impaired by acts or omissions of the borrower, for example, in the event of waste of the property.

     In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws, the federal Soldiers' and Sailors' Civil Relief Act of 1940 and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon its security. For example, in a proceeding under the federal Bankruptcy Code, a lender may not foreclose on a mortgaged property without the permission of the bankruptcy court. The rehabilitation plan proposed by the debtor may provide, if the mortgaged property is not the debtor's principal residence and the court determines that the value of the mortgaged property is less than the principal balance of the mortgage loan, for the reduction of the secured indebtedness to the value of the mortgaged property as of the date of the commencement of the bankruptcy, rendering the lender a general unsecured creditor for the difference, and also may reduce the monthly payments due under such mortgage loan, change the rate of interest and alter the mortgage loan repayment schedule. The effect of any such proceedings under the federal Bankruptcy Code, including but not limited to any automatic stay, could result in delays in receiving payments on the Mortgage Loans underlying a Series of Certificates and possible reductions in the aggregate amount of such payments.

     The federal tax laws provide priority to certain tax liens over the lien of a mortgage or secured party. Numerous federal and state consumer protection laws impose substantive requirements upon mortgage lenders in connection with the origination, servicing and enforcement of mortgage loans. These laws include the federal Truth-in-Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act and related statutes and regulations. These federal and state laws impose specific statutory liabilities upon lenders who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the loans or contracts.

     Generally, Article 9 of the UCC governs foreclosure on Cooperative shares and the related proprietary lease or occupancy agreement. Some courts have interpreted section 9-504 of the UCC to prohibit a deficiency award unless the creditor establishes that the sale of the collateral (which, in the case of a Cooperative Loan, would be the shares of the Cooperative and the related proprietary lease or occupancy agreement) was conducted in a commercially reasonable manner.

     ENVIRONMENTAL RISKS

     Real property pledged as security to a lender may be subject to unforeseen environmental risks. Under the laws of certain states, contamination of a property may give rise to a lien on the property to assure the payment of the costs of clean-up. In several states such a lien has priority over the lien of an existing mortgage against such property. In addition, under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), the United States Environmental Protection Agency ("EPA") may impose a lien on property where the EPA has incurred clean-up costs. However, a CERCLA lien is subordinate to pre-existing, perfected security interests.

     Under the laws of some states, and under CERCLA, it is conceivable that a secured lender may be held liable as an "owner" or "operator" for the costs of addressing releases or threatened releases of hazardous substances at a Mortgaged Property, even though the environmental damage or threat was caused by a prior or current owner or operator. CERCLA imposes liability for such costs on any and all "responsible parties," including owners or operators. However, CERCLA excludes from the definition of "owner or operator" a secured creditor who holds indicia of ownership primarily to protect its security interest (the "secured creditor exclusion"). Thus, if a lender's activities begin to encroach on the actual management of a contaminated facility or property, the lender may incur liability as an "owner or operator" under CERCLA. Similarly, if a lender forecloses and takes title to a contaminated facility or property, the lender may incur CERCLA liability in various circumstances, including, but not limited to, when it holds the facility or property as an investment (including leasing the facility or property to a third party), or fails to market the property in a timely fashion.

     If a lender is or becomes liable, it can bring an action for contribution against any other "responsible parties," including a previous owner or operator, who created the environmental hazard, but those persons or entities may be bankrupt or otherwise judgment proof. The costs associated with environmental cleanup may be substantial. It is conceivable that such costs arising from the circumstances set forth above would result in a loss to Certificateholders.

     CERCLA does not apply to petroleum products, and the secured creditor exclusion does not govern liability for cleanup costs under federal laws other than CERCLA, in particular Subtitle I of the federal Resource Conservation and Recovery Act ("RCRA"), which regulates underground petroleum storage tanks (except heating oil tanks). The EPA has adopted a lender liability rule for underground storage tanks under Subtitle I of RCRA. Under such rule, a holder of a security interest in an underground storage tank or real property containing an underground storage tank is not considered an operator of the underground storage tank as long as petroleum is not added to, stored in or dispensed from the tank. In addition, under the Asset Conservation, Lender Liability and Deposit Insurance Protection Act of 1996, the protections accorded to lenders under CERCLA are also accorded to holders of security interests in underground tanks. It should be noted, however, that liability for cleanup of petroleum contamination may be governed by state law, which may not provide for any specific protection for secured creditors.

     Except as otherwise specified in the applicable Supplement, at the time the Mortgage Loans were originated, no environmental assessment or a very limited environmental assessment of the Mortgage Properties was conducted.

     Whether actions taken by a lender would constitute participation in the management of a mortgaged property, or the business of a borrower, so as to render the secured creditor exemption unavailable to a lender has been a matter of judicial interpretation of the statutory language, and court decisions have been inconsistent. In 1990, the Court of Appeals for the Eleventh Circuit suggested that the mere capacity of the lender to influence a borrower's decisions regarding disposal of hazardous substances was sufficient participation in the management of the borrower's business to deny the protection of the secured creditor exemption to the lender.

     This ambiguity appears to have been resolved by the enactment of the Asset Conservation, Lender Liability and Deposit Insurance Protection Act of 1996, which was signed into law by President Clinton on September 30, 1996. The new legislation provides that in order to be deemed to have participated in the management of a mortgaged property, a lender must actually participate in the operational affairs of the property or the borrower. The legislation also provides that participation in the management of the property does not include "merely having the capacity to influence, or unexercised right to control" operations. Rather, a lender will lose the protection of the secured creditor exemption only if it exercises decision-making control over the borrower's environmental compliance and hazardous substance handling and disposal practices, or assumes day-to-day management of all operational functions of the mortgaged property.

     DUE-ON-SALE CLAUSES

     Unless otherwise provided in the related Supplement, each conventional Mortgage Loan will contain a due-on-sale clause which will generally provide that if the mortgagor or obligor sells, transfers or conveys the Mortgaged Property, the loan may be accelerated by the mortgagee. In recent years, court decisions and legislative actions have placed substantial restriction on the right of lenders to enforce such clauses in many states. For instance, the California Supreme Court in August 1978 held that due-on-sale clauses were generally unenforceable. However, the Garn-St Germain Depository Institutions Act of 1982 (the "Garn-St Germain Act"), subject to certain exceptions, preempts state constitutional, statutory and case law prohibiting the enforcement of due-on-sale clauses. As to loans secured by an owner-occupied residence, the Garn-St Germain Act sets forth nine specific instances in which a mortgagee covered by the Garn-St Germain Act may not exercise its rights under a due- on-sale clause, notwithstanding the fact that a transfer of the property may have occurred. The inability to enforce a due-on-sale clause may result in transfer of the related Mortgaged Property to an uncreditworthy person, which could increase the likelihood of default or may result in a mortgage bearing an interest rate below the current market rate being assumed by a new home buyer, which may affect the average life of the Mortgage Loans and the number of Mortgage Loans which may extend to maturity.

     PREPAYMENT CHARGES

     Under certain state laws, prepayment charges may not be imposed after a certain period of time following the origination of mortgage loans with respect to prepayments on loans secured by liens encumbering owner-occupied residential properties. Since many of the Mortgaged Properties will be owner-occupied, it is anticipated that prepayment charges may not be imposed with respect to many of the Mortgage Loans. The absence of such a restraint on prepayment, particularly with respect to fixed rate Mortgage Loans having higher Mortgage Rates, may increase the likelihood of refinancing or other early retirement of such loans or contracts.

     APPLICABILITY OF USURY LAWS

     Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March 1980 ("Title V"), provides that state usury limitations shall not apply to certain types of residential first mortgage loans originated by certain lenders after March 31, 1980. The Office of Thrift Supervision, as successor to the Federal Home Loan Bank Board, is authorized to issue rules and regulations and to publish interpretations governing implementation of Title V. The statute authorized the states to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision which expressly rejects an application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

     SOLDIERS' AND SAILORS' CIVIL RELIEF ACT

     Generally, under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), a borrower who enters military service after the origination of such borrower's mortgage loan (including a borrower who is a member of the National Guard or is in reserve status at the time of the origination of the mortgage loan and is later called to active duty) may not be charged interest above an annual rate of 6% during the period of such borrower's active duty status, unless a court orders otherwise upon application of the lender. It is possible that such interest rate limitation could have an effect, for an indeterminate period of time, on the ability of the Master Servicer to collect full amounts of interest on certain of the Mortgage Loans. Unless otherwise provided in the applicable Supplement, any shortfall in interest collections resulting from the application of the Relief Act could result in losses to the holders of the Certificates. In addition, the Relief Act imposes limitations which would impair the ability of the Master Servicer to foreclose on an affected Mortgage Loan during the borrower's period of active duty status. Thus, in the event that such a Mortgage Loan goes into default, there may be delays and losses occasioned by the inability to realize upon the Mortgaged Property in a timely fashion.

                                 ERISA CONSIDERATIONS

     ERISA and Section 4975 of the Code impose certain requirements on those employee benefit plans and arrangements to which either ERISA or the Code applies (each a "Plan") and on those persons who are fiduciaries with respect to such Plans. In accordance with ERISA's general fiduciary standards, before investing in a Certificate a Plan fiduciary should determine whether such an investment is permitted under the governing Plan instruments and is appropriate for the Plan in view of its overall investment policy and the composition and diversification of its portfolio. Other provisions of ERISA and the Code prohibit certain transactions involving the assets of a Plan and persons who have certain specified relationships to the Plan (I.E., "parties in interest" within the meaning of ERISA or "disqualified persons" within the meaning of the Code). Thus, a Plan fiduciary considering an investment in Certificates should also consider whether such an investment might constitute or give rise to a prohibited transaction under ERISA or the Code.

     PLAN ASSETS REGULATIONS

     If an investing Plan's assets were deemed to include an undivided ownership interest in the assets included in a Trust, a Plan's investment in the Certificates might be deemed to constitute a delegation under ERISA of the duty to manage Plan assets by the fiduciaries deciding to invest in the Certificates, and certain transactions involved in the operation of the Trust might be deemed to constitute prohibited transactions under ERISA and the Code. ERISA and the Code do not define "plan assets". The U.S. Department of Labor has published regulations (the "Labor Regulations") concerning whether or not a Plan's assets would be deemed to include an interest in the underlying assets of an entity for purposes of the reporting, disclosure and fiduciary responsibility provisions of ERISA, if the Plan acquires an "equity interest" in such entity (such as by acquiring Certificates). The Labor Regulations state that the underlying assets of an entity will not be considered "plan assets" if, immediately after the most recent acquisition of any equity interest in the entity, whether from the issuer or an underwriter, less than twenty-five percent (25%) of the value of each class of equity interest is held by "benefit plan investors" , individual retirement accounts, and other employee benefit plans not subject to ERISA (for example, governmental plans). The Sponsor cannot predict whether under the Labor Regulations the assets of a Plan investing in Certificates will be deemed to include an interest in the assets of the Trust.

     The Labor Regulations provide that where a Plan acquires a "guaranteed governmental mortgage pool certificate", the Plan's assets include such certificate but do not solely by reason of the Plan's holdings of such certificate include any of the mortgages underlying such certificate. The Labor Regulations include in the definition of a "guaranteed governmental mortgage pool certificate" the types of FHLMC Certificates, GNMA Certificates and FNMA Certificates which may be included in a Trust underlying a Series of Certificates. Accordingly, even if such Mortgage Certificates included in a Trust were deemed to be assets of Plan investors, the mortgages underlying such Mortgage Certificates would not be treated as assets of such Plans. Potential Plan investors should consult the ERISA discussion in the related Supplement before purchasing any such Certificates.

     UNDERWRITER'S EXEMPTIONS

     The U.S. Department of Labor has granted to certain underwriters individual administrative exemptions (the "Underwriter's Exemptions") from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by Plans of certificates in pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Underwriter's Exemptions.

     While each Underwriter's Exemption is an individual exemption separately granted to a specific underwriter, the terms and conditions which generally apply to the Underwriter's Exemptions are substantially identical, and include the following:

            (1) the acquisition of the certificates by a Plan is on terms (including the price for the certificates) that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party;

            (2) the rights and interests evidenced by the certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other certificates of the trust fund;

            (3) the certificates required by the Plan have received a rating at the time of such acquisition that is one of the three highest generic rating categories from Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Rating Co. ("D&P") or Fitch Investors Service, L.P. ("Fitch");

            (4) the trustee must not be an affiliate of any other member of the Restricted Group;

            (5) the sum of all payments made to and retained by the underwriters in connection with the distribution of the certificates represents not more than reasonable compensation for underwriting the certificates; the sum of all payments made to and retained by the seller pursuant to the assignment of the loans to the trust fund represents not more than the fair market value of such loans; the sum of all payments made to and retained by the servicer and any other servicer represents not more than reasonable compensation for such person's services under the agreement pursuant to which the loans are pooled and reimbursements of such person's reasonable expenses in connection therewith; and

            (6) the Plan investing in the certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act.

     The trust fund must also meet the following requirements:

            (i) the corpus of the trust fund must consist solely of assets of the type that have been included in other investment pools;
            (ii) certificates in such other investment pools must have been rated in one of the three highest rating categories of S&P, Moody's, Fitch or D&P for at least one year prior to the Plan's acquisition of certificates; and

            (iii) certificates evidencing interests in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of certificates.

     Moreover, the Underwriter's Exemptions generally provide relief from certain self-dealing/conflict of interest prohibited transactions that may occur when the Plan fiduciary causes a Plan to acquire certificates in a trust as to which the fiduciary (or its affiliate) is an obligor on the receivables held in the trust provided that, among other requirements: (i) in the case of an acquisition in connection with the initial issuance of certificates, at least fifty percent (50%) of each class of certificates in which Plans have invested is acquired by persons independent of the Restricted Group, (ii) such fiduciary (or its affiliate) is an obligor with respect to five percent (5%) or less of the fair market value of the obligations contained in the trust; (iii) the Plan's investment in certificates of any class does not exceed twenty-five percent (25%) of all of the certificates of that class outstanding at the time of the acquisition; and (iv) immediately after the acquisition, no more than twenty-five percent (25%) of the assets of the Plan with respect to which such person is a fiduciary is invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity. The Underwriter's Exemptions do not apply to Plans sponsored by the Seller, the related underwriter, the Trustee, the Master Servicer, any insurer with respect to the Mortgage Loans, any obligor with respect to Mortgage Loans included in the Trust constituting more than five percent (5%) of the aggregate unamortized principal balance of the assets in the Trust, or any affiliate of such parties.

     The Supplement for each Series of Certificates will indicate the classes of Certificates, if any, offered thereby as to which it is expected that an Underwriter's Exemption will apply.

     OTHER EXEMPTIONS

     In addition to making its own determination as to the availability of the exemptive relief provided in the Underwriter's Exemptions, the Plan fiduciary should consider the possible availability of any other prohibited transaction exemptions, in particular, Prohibited Transaction Class Exemption 83-1 for Certain Transactions Involving Mortgage Trust Investment Trusts ("PTE 83-1"). PTE 83-1 permits certain transactions involving the creation, maintenance and termination of certain residential mortgage pools and the acquisition and holding of certain residential mortgage pool pass-through certificates by Plans, whether or not the Plan's assets would be deemed to include an ownership interest in the mortgages in the mortgage pool, and whether or not such transactions would otherwise be prohibited under ERISA. The Sponsor believes that the "general conditions" set forth in Section II of PTE 83-1, which are required for its applicability, would be met with respect to most classes of Certificates evidencing ownership interest in a Trust consisting solely of Mortgage Loans secured by first or second mortgages or deeds of trust on single-family residential property. PTE 83-1 would not apply to Certificates which are part of a class that is subordinate to one or more other classes of the same Series of Certificates. It is not clear whether PTE 83-1 applies to Residual Certificates, Certificates which do not pass through both principal and interest, to any Certificates evidencing ownership interests in a Trust containing Mortgage Certificates, or to any Certificates evidencing ownership interests in the reinvestment income of funds on deposit in the related Certificate Account or in Mortgage Loans secured by shares in a cooperative corporation. Before purchasing any Certificates, a Plan fiduciary should consult with its counsel and determine whether PTE 83-1 applies, including whether the appropriate "specific conditions" set forth in Section I of PTE 83-1, in addition to the "general conditions" set forth in Section II, would be met, or whether any other ERISA prohibited transaction exemption is applicable. Furthermore, a Plan fiduciary should consult the ERISA discussion in the related Supplement relating to a Series of Certificates before purchasing Certificates.

     The Sponsor, or certain affiliates of the Sponsor, might be considered or might become "parties in interest" (as defined under ERISA) or "disqualified persons" (as defined under the Code) with respect to a Plan. If so, the acquisition or holding of Certificates by or on behalf of such Plan could be considered to give rise to a "prohibited transaction" within the meaning of ERISA and the Code unless PTE 83-1, the Underwriter's Exemptions, or some other exemption is available. Special caution ought to be exercised before a Plan purchases a Certificate in such circumstances. Employee benefit plans which are governmental plans (as defined in Section 3(32) of ERISA), and certain church plans (as defined in Section 3(33) of ERISA), are not subject to the ERISA fiduciary requirements. However, the purchase of a Residual Certificate by some of such plans, or by most varieties of ERISA Plans, may give rise to "unrelated business taxable income" as described in Sections 511-515 and 860E of the Code. Prior to the purchase of Residual Certificates, a prospective purchaser may be required to provide an affidavit to the Trustee and the Sponsor that it is not a "disqualified organization" , which term as defined herein includes certain tax-exempt entities not subject to Section 511 of the Code, including certain governmental plans. In addition, prior to the transfer of a Residual Certificate, the Trustee or the Sponsor may require an opinion of counsel to the effect that such transfer will not result in a violation of the prohibited transactions provisions of ERISA and the Code and will not subject the Trustee, the Sponsor or the Master Servicer to additional obligations.

     Due to the complexity of these rules and the penalties imposed upon persons involved in prohibited transactions, it is particularly important that potential Plan investors consult with their counsel regarding the consequences under ERISA and the Code of their acquisition and ownership of Certificates.

                           LEGAL INVESTMENT CONSIDERATIONS

     The Supplement for each Series of Certificates will specify which, if any, of the classes of Certificates offered thereby will constitute "mortgage related securities" for purposes of SMMEA. Classes of Certificates that qualify as "mortgage related securities" will be legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including depository institutions, life insurance companies and pension funds) created pursuant to or existing under the laws of the United States or of any state (including the District of Columbia and Puerto Rico) whose authorized investments are subject to state regulation to the same extent as, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any such entities. Under SMMEA, if a state enacts legislation prior to October 4, 1991 specifically limiting the legal investment authority of any such entities with respect to "mortgage related securities," the Certificates will constitute legal investments for entities subject to such legislation only to the extent provided therein. Approximately twenty-one states adopted such legislation prior to the October 4, 1991 deadline. SMMEA provides, however, that in no event will the enactment of any such legislation affect the validity of any contractual commitment to purchase, hold or invest in Certificates, or require the sale or other disposition of Certificates, so long as such contractual commitment was made or such Certificates acquired prior to the enactment of such legislation.

     SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal in
     Certificates without limitations as to the percentage of their assets represented thereby, federal credit unions may invest in mortgage related securities, and national banks may purchase Certificates for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. (section mark)24 (Seventh), subject in each case to such regulations as the applicable federal authority may prescribe. In this connection, federal credit unions should review the National Credit Union Administration ("NCUA") Letter to Credit Unions No. 96, as modified by Letter to Credit Unions No. 108, which includes guidelines to assist federal credit unions in making investment decisions for mortgage related securities, and the NCUA's regulation "Investment and Deposit Activities" (12 C.F.R. Part 703), (whether or not the class of Certificates under consideration for purchase constitutes a "mortgage related security").

     All depository institutions considering an investment in the Certificates (whether or not the class of Certificates under consideration for purchase constitutes a "mortgage related security") should review the Federal Financial Institutions Examination Council's Supervisory Policy Statement on Securities Activities (to the extent adopted by their respective regulators) (the "Policy Statement"), setting forth, in relevant part, certain securities trading and sales practices deemed unsuitable for an institution's investment portfolio, and guidelines for (and restrictions on) investing in mortgage derivative products, including "mortgage related securities" that are "high-risk mortgage securities" as defined in the Policy Statement. According to the Policy Statement, such "high-risk mortgage securities" include securities such as Certificates not entitled to distributions allocated to principal or interest, or Subordinate Certificates. Under the Policy Statement, it is the responsibility of each depository institution to determine, prior to purchase (and at stated intervals thereafter), whether a particular mortgage derivative product is a "high-risk mortgage security", and whether the purchase (or retention) of such a product would be consistent with the Policy Statement.

     The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines, or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions, percentage-of-assets limits and provisions that may restrict or prohibit investment in securities that are not "interest bearing" or "income paying."

     There may be other restrictions on the ability of certain investors, including depository institutions, either to purchase Certificates or to purchase Certificates representing more than a specified percentage of the investor's assets. Investors should consult their own legal advisors in determining whether and to what extent the Certificates constitute legal investments for such investors.

                                    LEGAL MATTERS

     The validity of the Certificates will be passed upon for the Sponsor by Tobin & Tobin, a professional corporation, San Francisco, California. Certain federal income tax consequences with respect to the Certificates will be passed upon for the Sponsor by Brown & Wood LLP, New York, New York. Brown & Wood LLP, New York, New York will act as counsel for the Underwriter.

                           FEDERAL INCOME TAX CONSEQUENCES

     The following summary of the material federal income tax consequences of the purchase, ownership and disposition of Certificates is based on the advice of Brown & Wood LLP, counsel to the Sponsor. This summary is based on laws, regulations, including the REMIC regulations promulgated by the Treasury Department on December 23, 1992, and generally effective for REMICs with start-up dates on or after November 12, 1991 (the "REMIC Regulations"), rulings and decisions now in effect or (with respect to regulations) proposed, all of which are subject to change either prospectively or retroactively. This summary does not address the federal income tax consequences of an investment in Certificates applicable to all categories of investors, some of which (for example, banks and insurance companies) may be subject to special rules. Prospective investors should consult their tax advisors regarding the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of Certificates.

     GENERAL

     The federal income tax consequences to Certificateholders will vary depending on whether an election is made to treat the Trust relating to a particular Series of Certificates as a real estate mortgage investment conduit ("REMIC") under the Internal Revenue Code of 1986, as amended (the "Code"). The Supplement for each Series of Certificates will specify whether a REMIC election will be made.

     NON-REMIC CERTIFICATES

     If a REMIC election is not made, Brown & Wood LLP will deliver its opinion that the Trust will be classified as a grantor trust under subpart E, Part I of subchapter J of the Code. In this case, owners of Certificates will be treated for federal income tax purposes as owners of a portion of the Trust's assets as described below.

     SINGLE CLASS OF SENIOR CERTIFICATES

     CHARACTERIZATION. The Trust may be created with one class of Senior Certificates and one class of Subordinate Certificates. In this case, each Senior Certificateholder will be treated as the owner of a pro rata undivided interest in the interest and principal portions of the Trust represented by that Senior Certificate and will be considered the equitable owner of a pro rata undivided interest in each of the Mortgage Loans in the Trust. Any amounts received by a Senior Certificateholder in lieu of amounts due with respect to any Mortgage Loan because of a default or delinquency in payment will be treated for federal income tax purposes as having the same character as the payments they replace.

     Each holder of a Senior Certificate will be required to report on its federal income tax return its pro rata share of the entire income from the Mortgage Loans in the Trust represented by that Senior Certificate, including interest, original issue discount, if any, prepayment fees, assumption fees, any gain recognized upon an assumption and late payment charges received by the Master Servicer in accordance with such Senior Certificateholder's method of accounting. Under Code Sections 162 or 212 each Senior Certificateholder will be entitled to deduct its pro rata share of servicing fees, prepayment fees, assumption fees, any loss recognized upon an assumption and late payment charges retained by the Master
     Servicer,  provided  that such  amounts  are  reasonable  compensation  for services rendered to the Trust. Senior Certificateholders that are individuals, estates or trusts will be entitled to deduct their share of expenses only to the extent such expenses plus all other Code Section 212 expenses exceed two percent of its adjusted gross income. A Senior Certificateholder using the cash method of accounting must take into account its pro rata share of income and deductions as and when collected by or paid to the Master Servicer. A Senior Certificateholder using an accrual method of accounting must take into account its pro rata share of income and deductions as they become due or are paid to the Master Servicer, whichever is earlier. If the Master Servicing Fees paid to the Master Servicer were deemed to exceed reasonable servicing compensation, the amount of such excess could be considered as a retained ownership interest by the Master Servicer (or any person to whom the Master Servicer assigned for value all or a portion of the Master Servicing Fees) in a portion of the interest payments on the Mortgage Loans. The Mortgage Loans may then be subject to the "coupon stripping" rules of the Code discussed below.

     Unless otherwise specified in the related Supplement, as to each series of Certificates Brown & Wood LLP will have advised the Sponsor that:

            (i) a Senior Certificate owned by a "domestic building and loan association" within the meaning of Code Section 7701(a)(19) representing principal and interest payments on Mortgage Loans will be considered to represent "loans . . . secured by an interest in real property which is . . . residential property" within the meaning of Code Section 7701(a)(19)(C)(v); provided that the real property securing the Mortgage Loans represented by that Senior Certificate is of a type described in such Code section;

            (ii) a Senior Certificate owned by a real estate investment trust representing an interest in Mortgage Loans will be considered to represent "real estate assets" within the meaning of Code Section 856(c)(5)(A), and interest income on the Mortgage Loans will be considered "interest on obligations secured by mortgages on real property" within the meaning of Code Section 856(c)(3)(B); provided that the real property securing the Mortgage Loans represented by that Senior Certificate is of a type described in such Code section; and

            (iii) a Senior Certificate owned by a REMIC will be an "obligation . . . which is principally secured, directly or indirectly, by an interest in real property" within the meaning of Code Section 860G(a)(3).

     The assets constituting certain Trusts may include Buydown Mortgage Loans. The characterization of any investment in Buydown Mortgage Loans will depend upon the precise terms of the related Buydown Agreement, but to the extent that such Buydown Mortgage Loans are secured in part by a bank account or other personal property, they may not be treated in their entirety as assets described in the foregoing sections of the Code. There are no directly applicable precedents with respect to the federal income tax treatment or the characterization of investments in Buydown Mortgage Loans. Accordingly, holders of Senior Certificates should consult their own tax advisors with respect to characterization of investments in Senior Certificates representing an interest in a Trust that includes Buydown Mortgage Loans.

     PREMIUM. The price paid for a Senior Certificate by a holder will be allocated to such holder's undivided interest in each Mortgage Loan based on each Mortgage Loan's relative fair market value, so that such holder's undivided interest in each Mortgage Loan will have its own tax basis. A Senior Certificateholder that acquires an interest in Mortgage Loans at a premium may elect to amortize such premium under a constant interest method, provided that such Mortgage Loan was originated after September 27, 1985. Premium allocable to a Mortgage Loan originated on or before September 27, 1985 should be allocated among the principal payments on the Mortgage Loan and allowed as an ordinary deduction as principal payments are made. Amortizable bond premium will be treated as an offset to interest income on such Senior Certificate. The basis for such Senior Certificate will be reduced to the extent that amortizable premium is applied to offset interest payments.

     It is not clear whether a reasonable prepayment assumption should be used in computing amortization of premium allowable under Code Section 171.
     If a premium is not subject to amortization using a reasonable prepayment assumption, the holder of a Senior Certificate acquired at a premium should recognize a loss, if a Mortgage Loan prepays in full, equal to the difference between the portion of the prepaid principal amount of the Mortgage Loan that is allocable to the Certificate and the portion of the adjusted basis of the Certificate that is allocable to the Mortgage Loan. If a reasonable prepayment assumption is used to amortize such premium, it appears that such a loss would be available, if at all, only if prepayments have occurred at a rate faster than the reasonable assumed prepayment rate. It is not clear whether any other adjustments would be required to reflect differences between an assumed prepayment rate and the actual rate of prepayments.

     ORIGINAL ISSUE DISCOUNT. The Internal Revenue Service (the "IRS") has stated in published rulings that, in circumstances similar to those described herein, the special rules of the Code relating to "original issue discount" (currently Code Sections 1271 through 1273 and 1275) will be applicable to a Senior Certificateholder's interest in those Mortgage Loans meeting the conditions necessary for these sections to apply. Rules regarding periodic inclusion of original issue discount income are applicable to mortgages of corporations originated after May 27, 1969, mortgages of noncorporate mortgagors (other than individuals) originated after July 1, 1982, and mortgages of individuals originated after March 2, 1984. Such original issue discount could arise by the financing of points or other charges by the originator of the mortgages in an amount greater than a statutory DE MINIMIS exception to the extent that the points are not currently deductible under applicable Code provisions or are not for services provided by the lender. Additionally, under regulations issued on January 27, 1994, as amended on June 11, 1996, with respect to original issue discount (the "OID Regulations"), original issue discount may be created when the rate produced (on the issue date) by the index formula on an adjustable rate mortgage ("ARM") is greater than the initial interest rate payable on the ARM. Original issue discount generally must be reported as ordinary gross income as it accrues under a constant interest method. See "Accrual of Original Issue Discount" under "Multiple Classes of Senior Certificates" below.

     MARKET DISCOUNT. A Senior Certificateholder that acquires an undivided interest in Mortgage Loans may be subject to the market discount rules of Code Sections 1276 through 1278 to the extent an undivided interest in a Mortgage Loan is considered to have been purchased at a "market discount". Generally, market discount is the excess of the portion of the principal amount of such Mortgage Loan allocable to such holder's undivided interest over such holder's tax basis in such interest. Market discount with respect to a Senior Certificate will be considered to be zero if the amount allocable to the Senior Certificate is less than 0.25% of the Senior Certificate's stated redemption price at maturity multiplied by the weighted average maturity remaining after the date of purchase. Treasury regulations implementing the market discount rules have not yet been issued; therefore, investors should consult their own tax advisors regarding the application of these rules and the advisability of making any of the elections allowed under Code Sections 1276 through 1278.

     The Code provides that any principal payment (whether a scheduled payment or a prepayment) or any gain on disposition of a market discount bond acquired by the taxpayer after October 22, 1986 shall be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of such payment. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the market discount bond is to be reduced by the amount so treated as ordinary income. The Code also grants the Treasury Department authority to issue regulations providing for the computation of accrued market discount on debt instruments, the principal of which is payable in more than one installment. While the Treasury Department has not yet issued regulations, rules described in the relevant legislative history will control. Under those rules, the holder of a market discount bond may elect to accrue market discount either on the basis of a constant interest rate or according to one of the following methods. If a Senior Certificate is issued with original issue discount, the amount of market discount that accrues during any accrual period would be equal to the product of (i) the total remaining market discount, multiplied by (ii) a fraction, the numerator of which is the original issue discount accruing during the period and the denominator of which is the total remaining original issue discount at the beginning of the accrual period. For Senior Certificates issued without original issue discount, the amount of market discount that accrues during a period is equal to the product of (i) the total remaining market discount, multiplied by (ii) a fraction, the numerator of which is the amount of stated interest paid during the accrual period and the denominator of which is the total amount of stated interest remaining to be paid at the beginning of the accrual period. For purposes of calculating market discount under any of the above methods in the case of instruments (such as the Senior Certificates) which provide for payments which may be accelerated by reason of prepayments of other obligations securing such instruments, the same prepayment assumption applicable to calculating the accrual of original issue discount will apply. Because the regulations described above have not been issued, it is impossible to predict what effect those regulations might have on the tax treatment of a Senior Certificate purchased at a discount or premium in the secondary market.

     A holder who acquired a Senior Certificate at a market discount also may be required to defer, until the maturity date of such Senior Certificate or its earlier disposition in a taxable transaction, the deduction of a portion of the amount of interest that the holder paid or accrued during the taxable year on indebtedness incurred or maintained to purchase or carry the Senior Certificate in excess of the aggregate amount of interest (including original issue discount) includible in such holder's gross income for the taxable year with respect to such Senior Certificate. The amount of such net interest expense deferred in a taxable year may not exceed the amount of market discount accrued on the Senior Certificate for the days during the taxable year on which the holder held the Senior Certificate and, in general, would be deductible when such market discount is includible in income. The amount of any remaining deferred deduction is to be taken into account in the taxable year in which the Senior Certificate matures or is disposed of in a taxable transaction. In the case of a disposition in which gain or loss is not recognized in whole or in part, any remaining deferred deduction will be allowed to the extent of gain recognized on the disposition. This deferral rule does not apply, if the Senior Certificateholder elects to include such market discount in income currently as it accrues on all market discount obligations acquired by such Senior Certificateholder in that taxable year or thereafter.

     MULTIPLE CLASSES OF SENIOR CERTIFICATES

     STRIPPED BONDS AND STRIPPED COUPONS. Pursuant to Code Section 1286, the separation of ownership of the right to receive some or all of the interest payments on an obligation from ownership of the right to receive some or all of the principal payments on such obligation results in the creation of "stripped bonds" with respect to principal payments and "stripped coupons" with respect to interest payments. For purposes of Code Sections 1271 through 1288, Code Section 1286 treats a stripped bond or a stripped coupon as an obligation issued on the date that such stripped interest is purchased. If a Trust is created with two classes of Senior Certificates, one class of Senior Certificates will represent the right to principal and interest, or principal only, on all or a portion of the Loans (the
     "Stripped Bond Certificates"), while the second class of Senior Certificates will represent the right to some or all of the interest on such portion (the "Stripped Coupon Certificates").

     The precise tax treatment of Stripped Coupon Certificates is substantially uncertain. The Code could be read literally to require that original issue discount computations be made on a Loan by Loan basis. However, based on the recent IRS guidance, it appears that a Stripped Coupon Certificate should be treated as a single installment obligation subject to the original issue discount rules of the Code. As a result, all payments on a Stripped Coupon Certificate would be included in the certificate's stated redemption price at maturity for purposes of calculating income on such certificate under the original issue discount rules of the Code.

     It is unclear under what circumstances, if any, the prepayment of Mortgage Loans will give rise to a loss to the holder of a Stripped Bond Certificate purchased at a premium or a Stripped Coupon Certificate. If such Certificate is treated as a single instrument (rather than an interest in discrete mortgage loans) and the effect of prepayments is taken into account in computing yield with respect to such Senior Certificate, it appears that no loss may be available as a result of any particular prepayment unless prepayments occur at a rate faster than the assumed prepayment rate. However, if such Certificate is treated as an interest in discrete Mortgage Loans, or if no prepayment assumption is used, then when a Mortgage Loan is prepaid, the holder of such Certificate should be able to recognize a loss equal to the portion of the adjusted issue price of such Certificate that is allocable to such Mortgage Loan.

     Holders of Stripped Bond Certificates and Stripped Coupon Certificates are urged to consult with their own tax advisors regarding the proper treatment of these Certificates for federal income tax purposes.

     TREATMENT OF CERTAIN OWNERS. Several Code sections provide beneficial treatment to certain taxpayers that invest in mortgage loans of the type that make up the Trust. With respect to these Code sections, no specific legal authority exists regarding whether the character of the Senior Certificates for federal income tax purposes, will be the same as that of the underlying Mortgage Loans. While Code Section 1286 treats a stripped obligation as a separate obligation for purposes of the Code provisions addressing original issue discount, it is not clear whether such characterization would apply with regard to these other Code sections. Although the issue is not free from doubt, based on policy considerations, each class of Senior Certificates should be considered to represent "real estate assets" within the meaning of Code Section 856(c)(4)(A) and "loans . . . secured by, an interest in real property which is . . . residential real property" within the meaning of Code Section 7701(a)(19)(C)(v), and interest income attributable to Senior Certificates should be considered to represent "interest on obligations secured by mortgages on real property" within the meaning of Code Section 856(c)(3)(B), provided that in each case the underlying Mortgage Loans and interest on such Mortgage Loans qualify, for such treatment. Prospective purchasers to which such characterization of an investment in Senior Certificates is material should consult their own tax advisors regarding the characterization of the Senior Certificates and the income therefrom. Senior Certificates will be "obligation[s] (including any participation or certificate of beneficial ownership therein) which [are] principally secured, directly or indirectly, by an interest in real property" within the meaning of Code Section 860G(a)(3).

     SENIOR CERTIFICATES REPRESENTING INTERESTS IN LOANS OTHER THAN ARMS. Original issue discount on each Senior Certificate must be included in the owner's ordinary income for federal income tax purposes as it accrues, in accordance with a constant interest method that takes into account the compounding of interest, in advance of receipt of the cash attributable to such income. Based in part on the OID Regulations, the amount of original issue discount required to be included in an owner's income in any taxable year with respect to a Senior Certificate representing an interest in Mortgage Loans other than ARMs likely will be computed as described below under " -- Accrual of Original Issue Discount." Owners should be aware, however, that the OID Regulations either do not address, or are subject to varying interpretations with regard to, several issues relevant to obligations, such as the Mortgage Loans, which are subject to prepayment.

     Under the Code, the Mortgage Loans underlying the Senior Certificates will be treated as having been issued on the date they were originated with an amount of OID equal to the excess of such Mortgage Loan's stated redemption price at maturity over its issue price. The issue price of a Mortgage Loan is generally the amount lent to the mortgagee, which may be adjusted to take into account certain loan origination fees. The stated redemption price at maturity of a Mortgage Loan is the sum of all payments to be made on such Mortgage Loan other than payments that are treated as qualified stated interest payments. The accrual of this OID, as described below under " -- Accrual of Original Issue Discount," will, unless otherwise specified in the related Supplement, utilize the original yield to maturity of the Senior Certificates calculated based on a reasonable assumed prepayment rate for the mortgage loans underlying the Senior Certificates (the "Prepayment Assumption"), and will take into account events that occur during the calculation period. The Prepayment Assumption will be determined in the manner prescribed by regulations that have not yet been issued. The legislative history of the 1986 Act (the "Legislative History") provides, however, that the regulations will require that the Prepayment Assumption be the prepayment assumption that is used in determining the offering price of such Certificate. No representation is made that any Senior Certificate will prepay at the Prepayment Assumption. The prepayment assumption provision contained in the Code literally only applies to debt instruments collateralized by other debt instruments that are subject to prepayment rather than direct ownership interest in such debt instruments, such as the Senior Certificates represent. However, no other legal authority provides guidance with regard to the proper method for accruing OID on obligations that are subject to prepayment, and, until further guidance is issued, the Master Servicer intends to calculate and report OID under the method described below.

     ACCRUAL OF ORIGINAL ISSUE DISCOUNT. Generally, the owner of a Senior Certificate must include in gross income the sum of the "daily portions," as defined below, of the OID on such Senior Certificate for each day on which it owns such Senior Certificate, including the date of purchase but excluding the date of disposition. In the case of an original owner, the daily portions of OID with respect to each component generally will be determined as set forth under the OID Regulations. A calculation will be made by the Master Servicer or such other entity specified in the related Supplement of the portion of OID that accrues during each successive monthly accrual period (or shorter period from the date of original issue) that ends on the day in the calendar year corresponding to each of the Distribution Dates on the Senior Certificates (or the day prior to each such date). This will be done, in the case of each full month accrual period, by adding (i) the present value at the end of the accrual period (determined by using as a discount factor the original yield to maturity of the respective component under the Prepayment Assumption) of all remaining payments to be received under the Prepayment Assumption on the respective component and (ii) any payments received during such accrual period, and subtracting from that total the "adjusted issue price" of the respective component at the beginning of such accrual period. The adjusted issue price of a Senior Certificate at the beginning of the first accrual period is its issue price; the adjusted issue price of a Senior Certificate at the beginning of a subsequent accrual period is the adjusted issue price at the beginning of the immediately preceding accrual period plus the amount of OID allocable to that accrual period reduced by the amount of any payment made at the end of or during that accrual period. The OID accruing during such accrual period will then be divided by the number of days in the period to determine the daily portion of OID for each day in the period. With respect to an initial accrual period shorter than a full monthly accrual period, the daily portions of OID must be determined according to an appropriate allocation under any reasonable method.

     Original issue discount generally must be reported as ordinary gross income as it accrues under a constant interest method that takes into account the compounding of interest as it accrues rather than when received. However, the amount of original issue discount includible in the income of a holder of an obligation is reduced when the obligation is acquired after its initial issuance at a price greater than the sum of the original issue price and the previously accrued original issue discount, less prior payments of principal. Accordingly, if such Mortgage Loans acquired by a Certificateholder are purchased at a price equal to the then unpaid principal amount of such Mortgage Loan, no original issue discount attributable to the difference between the issue price and the original principal amount of such Mortgage Loan (i.e. points) will be includible by such holder. Other original issue discount on the Mortgage Loans (e.g., that arising from a "teaser" rate) would still need to be accrued.

     SENIOR CERTIFICATES REPRESENTING INTERESTS IN ARM LOANS. The OID Regulations do not address the treatment of instruments, which represent interests in Mortgage Loans with Mortgage Rates which adjust periodically ("ARM Loans"). Additionally, the IRS has not issued guidance under the Code's coupon stripping rules with respect to such instruments. In the absence of any authority, the Master Servicer will report original issue discount on Senior Certificates attributable to ARM Loans ("Stripped ARM Obligations") to holders in a manner it believes is consistent with the rules described above under the heading "Senior Certificates Representing Interests in Loans Other Than ARM Loans" and with the OID Regulations. In general, application of these rules may require inclusion of income on a Stripped ARM Obligation in advance of the receipt of cash attributable to such income. Further, the addition of interest deferred by reason of negative amortization to the principal balance of an ARM Loan may require the inclusion of such amount in the income of the Certificateholder when such amount accrues. Furthermore, the addition of Deferred Interest to the Certificate's principal balance will result in additional income (including possibly original issue discount income) to the Certificateholder over the remaining life of such Certificate. Because the treatment of Stripped ARM Obligations is uncertain, investors are urged to consult their tax advisors regarding how income will be includible with respect to such Certificates.

     SALE OR EXCHANGE OF A SENIOR CERTIFICATE

     Sale or exchange of a Senior Certificate prior to its maturity will result in gain or loss equal to the difference, if any, between the amount received, and the owner's adjusted basis in the Senior Certificate. Such adjusted basis generally will equal the seller's purchase price for the Senior Certificate, increased by the original issue discount included in the seller's gross income with respect to the Senior Certificate, and reduced by principal payments on the Senior Certificate previously received by the seller. Such gain or loss will be capital gain or loss to an owner for which a Senior Certificate is a "capital asset" within the meaning of Code Section 1221, and will be long-term or short-term depending on whether the Senior Certificate has been owned for the long-term capital gain holding period (generally more than one year). The Taxpayer Relief Act of 1997 (the "Act") reduced the maximum rates on long-term capital gains recognized on capital assets held by individuals taxpayers for more than eighteen months as of the date of disposition (and would further reduce the maximum rates on such gains in the year 2001 and thereafter for certain individual taxpayers who meet specified conditions). The capital gains rate for capital assets held by individual taxpayers for more than twelve months but less than eighteen months was not changed by the Act ("mid-term rate"). The Act does not change the capital gains rates for corporations. Prospective investors should consult their own tax advisors concerning these tax law changes.

     Senior Certificates will be "evidences of indebtedness" within the meaning of Code Section 582(c)(1), so that gain or loss recognized from the sale of a Senior Certificate by a bank or a thrift institution to which such section applies will be ordinary income or loss.

     NON-U.S. PERSONS

     Generally, to the extent that a Senior Certificate evidences ownership in Mortgage Loans that are issued on or before July 18, 1984, interest or original issue discount paid by the person required to withhold tax under Code Section 1441 or 1442 to (i) an owner that is not a U.S. Person (as defined below), or (ii) a Senior Certificateholder holding on behalf of an owner that is not a U.S. Person, will be subject to federal income tax, collected by withholding, at a rate of 30% or such lower rate as may be provided for interest by an applicable tax treaty. Accrued original issue discount recognized by the owner on the sale or exchange of such a Senior Certificate also will be subject to federal income tax at the same rate. Generally, such payments would not be subject to withholding to the extent that a Senior Certificate evidences ownership in Mortgage Loans issued after July 18, 1984 if (i) such Senior Certificateholder does not actually or constructively own 10 percent or more of the combined voting power of all classes of equity in the issuer (which for purposes of this discussion may be defined as the Trust (the "Issuer")); (ii) such Senior Certificateholder is not a controlled foreign corporation (within the meaning of Code Section 957) related to the Issuer; and (iii) such Senior Certificateholder complies with certain identification requirements (including delivery of a statement, signed by the Senior Certificateholder under penalties of perjury, certifying that such Senior Certificateholder is not a U.S. Person and providing the name and address of such Senior Certificateholder).

     For purposes of this discussion, a "U.S. Person" means a citizen or resident of the United States, a corporation or a partnership organized in or under the laws of the United States, or any political subdivision thereof (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), an estate whose income is subject to U.S. federal income tax regardless of its source of income, or a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United
     States persons have the authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in regulations, certain trusts in existence on August 20, 1996 and treated as United States persons prior to such date that elect to continue to be treated as United States persons shall be considered U.S. Persons as well.

     INFORMATION REPORTING AND BACKUP WITHHOLDING

     The Master Servicer will furnish or make available, within a reasonable time after the end of each calendar year, to each Certificateholder at any time during such year, such information as may be deemed necessary or desirable to assist Certificateholders in preparing their federal income tax returns, or to enable holders to make such information available to owners or other financial intermediaries of holders that hold such Certificates as nominees. If a holder, owner or other recipient of a payment on behalf of an owner fails to supply a certified taxpayer identification number or if the Secretary of the Treasury determines that such person has not reported all interest and dividend income required to be shown on its federal income tax return, 31% backup withholding may be required with respect to any payments. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax liability.

     REMIC CERTIFICATES

     The Trust relating to a Series of Certificates may elect to be treated as a REMIC. Qualification as a REMIC requires ongoing compliance with certain conditions. Although a REMIC is not generally subject to federal income tax (see, however "Residual Certificates -- Prohibited Transactions"), if a Trust with respect to which a REMIC election is made fails to comply with one or more of the ongoing requirements of the Code for REMIC status during any taxable year, including the implementation of restrictions on the purchase and transfer of the residual interest in a REMIC as described below under "Residual Certificates", the Code provides that a Trust will not be treated as a REMIC for such year and thereafter. In that event, such entity may be taxable as a separate corporation under Treasury regulations, and the related REMIC Certificates may not be accorded the status or given the tax treatment described below. While the Code authorizes the Treasury Department to issue regulations providing relief in the event of an inadvertent termination of REMIC status, no such regulations have been issued. Any such relief moreover, may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the REMIC's income for the period in which the requirements for such status are not satisfied. With respect to each such Trust that elects REMIC status, Brown & Wood LLP will deliver its opinion generally to the effect that, under then existing law and assuming compliance with all provisions of the related Agreement, such Trust will qualify as a REMIC and the related Certificates will be considered to be regular interests ("Regular Certificates") or residual interests ("Residual Certificates") in the REMIC.

     The Supplement for each Series of Certificates will indicate whether the Trust will make a REMIC election and whether a class of Certificates will be treated as a regular or residual interest in the REMIC.

     In general, with respect to each Series of Certificates for which a REMIC election is made, (i) Certificates held by a thrift institution taxed as a "domestic building and loan association" will constitute assets described in Code Section 7701(a)(19)(C); (ii) Certificates held by a real estate investment trust will constitute "real estate assets" within the meaning of Code Section 856(c)(4)(A); and (iii) interest on Certificates will be considered "interest on obligations secured by mortgages on real property" within the meaning of Code Section 856(c)(3)(B). If less than 95% of the REMIC's assets are assets qualifying under any of the foregoing Code sections, the Certificates will be qualifying assets only to the extent that the REMIC's assets are qualifying assets. In addition, payments on Mortgage Loans held pending distribution on the REMIC Certificates will be treated as real estate assets for purposes of Code Section 856(c).
     The Small Business Job Protection Act of 1996, as part of the repeal of the bad debt reserve method for thrift institutions, repealed the application of Code Section 593(d) to any taxable year beginning after December 31, 1995.

     TIERED REMIC STRUCTURES. For certain series of Certificates, two separate elections may be made to treat designated portions of the related Trust as REMICs (respectively, the "Subsidiary REMIC" and the "Master REMIC") for federal income tax purposes. Upon the issuance of any such series of Certificates, Brown & Wood LLP, counsel to the Sponsor, will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related Pooling and Servicing Agreement and Trust Agreement, the Subsidiary REMIC and the Master REMIC will each qualify as a REMIC and the REMIC Certificates issued by the Subsidiary REMIC and the Master REMIC, respectively, will be considered to evidence ownership of Regular Certificates or Residual Certificates in the related REMIC within the meaning of the REMIC provisions.

     Only REMIC Certificates (other than the Residual Certificates in the Subsidiary REMIC) issued by the Master REMIC will be offered hereunder. The Subsidiary REMIC and the Master REMIC will be treated as one REMIC solely for purposes of determining whether the REMIC Certificates will be (i) "real estate assets" within the meaning of Section 856(c)(4)(A) of the
     Code, (ii) "loans secured by an interest in real property" under Section 7701(a)(19)(C) of the Code and (iii) whether the income on such Certificates is Interest described in Section 856(c)(3)(B) of the Code.

     REGULAR CERTIFICATES

     GENERAL. Except as otherwise stated in this discussion, Regular Certificates will be treated for federal income tax purposes as debt instruments issued by the REMIC and not as ownership interests in the REMIC or its assets. Moreover, holders of Regular Certificates that otherwise report income under a cash method of accounting will be required to report income with respect to Regular Certificates under an accrual method.

     ORIGINAL ISSUE DISCOUNT AND PREMIUM. The Regular Certificates may be issued with "original issue discount" within the meaning of Code Section 1273(a). Generally, such original issue discount, if any, will equal the difference between the "stated redemption price at maturity" of a Regular Certificate and its "issue price." Holders of any class of Certificates issued with original issue discount will be required to include such original issue discount in gross income for federal income tax purposes as it accrues, in accordance with a constant interest method based on the compounding of interest, as it accrues rather than in accordance with receipt of the interest payments. The following discussion is based in part on Treasury regulations issued on January 27, 1994, as amended on June 11, 1996, under Code Sections 1271 through 1273 and 1275 (the "OID Regulations") and in part on the provisions of the Tax Reform Act of 1986 (the "1986 Act"). The holder of a Regular Certificate should be aware, however, that the OID Regulations do not adequately address certain issues relevant to prepayable securities, such as the Regular Certificates.

     Rules governing original issue discount are set forth in Code Sections 1271 through 1273 and 1275. These rules require that the amount and rate of accrual of original issue discount be calculated based on a Prepayment Assumption and prescribe a method for adjusting the amount and rate of accrual of such discount where the actual prepayment rate differs from the Prepayment Assumption. Under the Code, the Prepayment Assumption must be determined in the manner prescribed by regulations which have not yet been issued. The Legislative History provides, however, that Congress intended the regulations to require that the Prepayment Assumption be the prepayment assumption that is used in determining the initial offering price of such Regular Certificates. The Supplement for each Series of Regular Certificates will specify the Prepayment Assumption to be used for the purpose of determining the amount and rate of accrual of original issue discount. No representation is made that the Regular Certificates will prepay at the Prepayment Assumption or at any other rate.

     In general, each Regular Certificate will be treated as a single installment obligation issued with an amount of original issue discount equal to the excess of its "stated redemption price at maturity" over its "issue price." The issue price of a Regular Certificate is the first price at which a substantial amount of Regular Certificates of that class are sold to the public (excluding bond houses, brokers, underwriters or wholesalers). The issue price of a Regular Certificate also includes the amount paid by an initial Regular Certificateholder for accrued interest that relates to a period prior to the issue date of the Regular
     Certificate.   The  stated  redemption  price  at  maturity  of  a  Regular
     Certificate includes the original principal amount of the Regular Certificate, but generally will not include distributions of interest if such distributions constitute "qualified stated interest." Under the OID Regulations, qualified stated interest generally means interest payable at a single fixed rate or qualified variable rate (as described below) provided that such interest payments are unconditionally payable at intervals of one year or less during the entire term of the Regular Certificate. Interest is payable at a single fixed rate only if the rate appropriately takes into account the length of the interval between payments. Distributions of interest on Regular Certificates with respect to which deferred interest will accrue, will not constitute qualified stated interest payments, in which case the stated redemption price at maturity of such Regular Certificates includes all distributions of interest as well as principal thereon.

     Where the interval between the issue date and the first Distribution Date on a Regular Certificate is longer than the interval between subsequent Distribution Dates, the greater of any original issue discount disregarding the rate in the first period and any interest foregone during the first period is treated as the amount by which the stated redemption price of the Regular Certificate exceeds its issue price for purposes of the DE MINIMIS rule described below. The OID Regulations suggest that all interest on a long first period Regular Certificate that is issued with non-DE MINIMIS OID will be treated as OID. Where the interval between the issue date and the first Distribution Date on a Regular Certificate is shorter than the interval between subsequent Distribution Dates, interest due on the first Distribution Date in excess of the amount that accrued during the first period would be added to the Certificates stated redemption price at maturity. Regular Certificateholders should consult their own tax advisors to determine the issue price and stated redemption price at maturity of a Regular Certificate.

     Under the DE MINIMIS rule, original issue discount on a Regular Certificate will be considered to be zero if such original issue discount is less than 0.25% of the stated redemption price at maturity of the Regular Certificate multiplied by the weighted average maturity of the Regular Certificate. For this purpose, the weighted average maturity of the Regular Certificate is computed as the sum of the amounts determined by multiplying the number of full years (I.E., rounding down partial years) from the issue date until each distribution in reduction of stated redemption price at maturity is scheduled to be made by a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the Regular Certificate and the denominator of which is the stated redemption price at maturity of the Regular Certificate. Although currently unclear, it appears that the schedule of such distributions should be determined in accordance with the assumed rate of prepayment of the Mortgage Loans and the anticipated reinvestment rate, if any, relating to the Regular Certificates (the "Prepayment Assumption"). The Prepayment Assumption with respect to a Series of Regular Certificates will be set forth in the related Supplement. Holders generally must report DE MINIMIS OID pro rata as principal payments are received, and such income will be capital gain if the Regular Certificate is held as a capital asset.

     Generally, a Regular Certificateholder must include in gross income the "daily portions," as determined below, of the original issue discount that accrues on a Regular Certificate for each day the Regular Certificateholder holds the Regular Certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a Regular Certificate, a calculation will be made of the portion of the original issue discount that accrues during each successive period (an "accrual period") that ends on the day in the calendar year corresponding to a Distribution Date (or if Distribution Dates are on the first day or first business day of the immediately preceding month, interest may be treated as payable on the last day of the immediately preceding month) and begins on the day after the end of the immediately preceding accrual period (or on the issue date in the case of the first accrual period). This will be done, in the case of each full accrual period, by (i) adding (a) the present value at the end of the accrual period (determined by using as a discount factor the original yield to maturity of the Regular Certificates as calculated under the Prepayment Assumption) of all remaining payments to be received on the Regular Certificate under the Prepayment Assumption, and
     (b) any payments included in the stated redemption price at maturity received during such accrual period, and (ii) subtracting from that total the "adjusted issue price" of the Regular Certificates at the beginning of such accrual period. The "adjusted issue price" of a Regular Certificate at the beginning of the first accrual period is its issue price; the "adjusted issue price" of a Regular Certificate at the beginning of a subsequent accrual period is the "adjusted issue price" at the beginning of the immediately preceding accrual period plus the amount of original issue discount allocable to that accrual period and reduced by the amount of any payment other than a payment of qualified stated interest made at the end of or during that accrual period. The original issue discount accrued during an accrual period will then be divided by the number of days in the period to determine the daily portion of original issue discount for each day in the accrual period. The calculation of original issue discount under the method described above will cause the accrual of original issue discount to either increase or decrease (but never below zero) in a given accrual period to reflect the fact that prepayments are occurring faster or slower than under the Prepayment Assumption. With respect to an initial accrual period shorter than a full accrual period the daily portions of original issue discount must be determined according to an appropriate allocation under any reasonable method.

     A subsequent purchaser of a Regular Certificate issued with original issue discount who purchases the Regular Certificate at a cost less than the remaining stated redemption price at maturity will also be required to include in gross income the sum of the daily portions of original issue discount on that Regular Certificate. In computing the daily portions of original issue discount for such a purchaser (as well as an initial purchaser that purchases at a price higher than the adjusted issue price but less than the stated redemption price at maturity), however, the daily portion is reduced by the amount that would be the daily portion for such day (computed in accordance with the rules set forth above) multiplied by a fraction, the numerator of which is the amount, if any, by which the price paid by such holder for that Regular Certificate exceeds the following amount: (a) the sum of the issue price plus the aggregate amount of original issue discount that would have been includible in the gross income of an original Regular Certificateholder (who purchased the Regular Certificate at its issue price), (b) less any prior payments included in the stated redemption price at maturity, and the denominator of which is the sum of the daily portions for that Regular Certificate for all days beginning on the date after the purchase date and ending on the maturity date computed under the Prepayment Assumption. A holder who pays an acquisition premium instead may elect to accrue OID by treating the purchase as a purchase of original issue.

     The IRS recently finalized regulations (the "Contingent Regulations") governing the calculation of OID on instruments having contingent interest payments. The Contingent Regulations, effective for debt instruments issued after August 13, 1996, represent the only guidance regarding the views of the IRS with respect to contingent interest instruments and specifically do not apply for purposes of calculating OID on debt instruments subject to Code Section 1272(a)(6), such as the Regular Certificates. Additionally, the OID Regulations do not contain provisions specifically interpreting Code Section 1272(a)(6). Until the Treasury issues guidance to the contrary, the Trustee intends to base its computation on Code Section 1272(a)(6) and the OID Regulations as described in this Prospectus. However, because no regulatory guidance currently exists under Code Section 1272(a)(6), there can be no assurance that such methodology represents the correct manner of calculating OID.

     VARIABLE RATE REGULAR CERTIFICATES. Regular Certificates may provide for interest based on a variable rate. Interest is treated as payable at a variable rate and not as contingent interest if, generally, (i) the issue price does not exceed the original principal balance by more than a specified amount, and (ii) the compound compounds or is payable at least annually at current values of certain objective rates measured by or based on lending rate for newly borrowed funds. For a debt instrument issued after August 13, 1996, an objective rate is a rate (other than a qualified floating rate) that is determined using a single fixed formula and that is based on objective financial or economic information. The variable interest generally will be qualified stated interest to the extent it is unconditionally payable at least annually and, to the extent successive variable rates are used, interest is not significantly accelerated or deferred.

     The amount of OID with respect to a Regular Certificate bearing a variable rate of interest will accrue in the manner described above under "Original Issue Discount," by assuming generally that the index used for the variable rate will remain fixed throughout the term of the Certificate. Approximate adjustments are made for the actual variable rate.

     Although unclear at present, it is anticipated that Regular Certificates bearing an interest rate that is a weighted average of the net interest rates on Mortgage Loans will be treated as variable rate certificates. In such case, the weighted average rates used to compute the initial pass-through rate on the Regular Certificates will be deemed to be the index in effect through the life of the Regular Certificates. It is possible, however, that the IRS may treat some or all of the interest on Regular Certificates with a weighted average rate as taxable under the rules relating to obligations providing for contingent payments. Such treatment may effect the timing of income accruals on such Regular Certificates. Additionally, if some or all of the Mortgage Loans are subject to "teaser rates" (I.E., the initial rates on the Mortgage Loans are less than subsequent rates on the Mortgage Loans) the interest paid on some or all of the Regular Certificates may be subject to accrual using a constant yield method notwithstanding the fact that such Certificates may not have been issued with "true" non-DE MINIMIS original issue discount.

     ELECTION TO TREAT ALL INTEREST AS OID. The OID Regulations permit a Certificateholder to elect to accrue all interest, discount (including DE MINIMIS market or original issue discount) and premium in income as interest, based on a constant yield method for Certificates acquired on or after April 4, 1994. If such an election were to be made with respect to a Regular Certificate with market discount, the Certificateholder would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such Certificateholder acquires during the year of the election or thereafter. Similarly, a Certificateholder that makes this election for a Certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium with that such Certificateholder owns or acquires. See " -- Regular Certificates -- Premium" herein. The election to accrue interest, discount and premium on a constant yield method with respect to a Certificate cannot be revoked without the consent of the IRS.

     MARKET DISCOUNT. A purchaser of a Regular Certificate also may be subject to the market discount provisions of Code Sections 1276 through 1278. Under these provisions and the OID Regulations "market discount" equals the excess, if any, of (i) the Regular Certificate's stated principal amount or, in the case of a Regular Certificate with original issue discount, the adjusted issue price (determined for this purpose as if the purchaser had purchased such Regular Certificate from an original holder) over (ii) the price for such Regular Certificate paid by the purchaser. A Certificateholder that purchases a REMIC Regular Certificate at a market discount, will recognize gain upon receipt of each distribution representing stated redemption price. In particular, under Section 1276 of the Code such a holder generally will be required to allocate each such principal distribution first to accrued market discount not previously included in income, and to recognize ordinary income to that extent. A Certificateholder may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, such election will apply to all market discount bonds acquired by such Certificateholder on or after the first day of the first taxable year to which such election applies. In addition, the OID Regulations permit a Certificateholder using either the accrual or cash method of accounting to elect to accrue all interest, discount (including DE MINIMIS market or original issue discount) and premium in income as interest, based on a constant yield method. If such an election were made with respect to a REMIC Regular Certificate with market discount, the Certificateholder would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such Certificateholder acquires during the year of the election or thereafter. Similarly, a Certificateholder that makes this election for a Certificate that is acquired at a premium is deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Certificateholder owns or acquires. See "Taxation of Regular Certificates -- Premium". The election to accrue interest, discount and premium on a constant yield method with respect to a Certificate is irrevocable.

     Market discount with respect to a Regular Certificate will be considered to be zero if the amount allocable to the Regular Certificate is less than 0.25% of the Regular Certificate's stated redemption price at maturity multiplied by the Regular Certificate's weighted average maturity remaining after the date of purchase. If market discount on a Regular Certificate is considered to be zero under this rule, the actual amount of market discount must be allocated to the remaining principal payments on the Regular Certificate and gain equal to such allocated amount will be recognized when the corresponding principal payment is made. Treasury regulations implementing the market discount rules have not yet been issued; therefore, investors should consult their own tax advisors regarding the application of these rules and the advisability of making any of the elections allowed under Code Sections 1276 through 1278.

     The Code provides that any principal payment (whether a scheduled payment or a prepayment) or any gain on disposition of a market discount bond acquired by the taxpayer after October 22, 1986, shall be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of such payment. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the market discount bond is to be reduced by the amount so treated as ordinary income.

     The Code also grants authority to the Treasury Department to issue regulations providing for the computation of accrued market discount on debt instruments, the principal of which is payable in more than one installment. Until such time as regulations are issued by the Treasury, rules described in the Legislative History will apply. Under those rules, the holder of a market discount bond may elect to accrue market discount either on the basis of a constant interest rate or according to one of the following methods. For Regular Certificates issued with original issue discount, the amount of market discount that accrues during a period is equal to the product of (i) the total remaining market discount, multiplied by (ii) a fraction, the numerator of which is the original issue discount accruing during the period and the denominator of which is the total remaining original issue discount at the beginning of the period. For Regular Certificates issued without original issue discount, the amount of market discount that accrues during a period is equal to the product of (i) the total remaining market discount, multiplied by (ii) a fraction, the numerator of which is the amount of stated interest paid during the accrual period and the denominator of which is the total amount of stated interest remaining to be paid at the beginning of the period. For purposes of calculating market discount under any of the above methods in the case of instruments (such as the Regular Certificates) which provide for payments which may be accelerated by reason of prepayments of other obligations securing such instruments, the same Prepayment Assumption applicable to calculating the accrual of original issue discount will apply.

     A holder of a Regular Certificate who acquires such Regular Certificate at a market discount also may be required to defer, until the maturity date of such Regular Certificate or its earlier disposition in a taxable transaction, the deduction of a portion of the amount of interest that the holder paid or accrued during the taxable year on indebtedness incurred or maintained to purchase or carry the Regular Certificate in excess of the aggregate amount of interest (including original issue discount) includible in such holder's gross income for the taxable year with respect to such Regular Certificate. The amount of such net interest expense deferred in a taxable year may not exceed the amount of market discount accrued on the Regular Certificate for the days during the taxable year on which the holder held the Regular Certificate and, in general, would be deductible when such market discount is includible in income. The amount of any remaining deferred deduction is to be taken into account in the taxable year in which the Regular Certificate matures or is disposed of in a taxable transaction. In the case of a disposition in which gain or loss is not recognized in whole or in part any remaining deferred deduction will be allowed to the extent of gain recognized on the disposition. This deferral rule does not apply if the Regular Certificateholder elects to include such market discount in income currently as it accrues on all market discount obligations acquired by such Regular Certificateholder in that taxable year or thereafter.

     PREMIUM. A purchaser of a Regular Certificate who purchases the Regular Certificate at a cost (not including accrued qualified stated interest) greater than its remaining stated redemption price at maturity will be considered to have purchased the Regular Certificate at a premium, and may elect to amortize such premium under a constant yield method. It is not clear whether the Prepayment Assumption would be taken into account in determining the life of the Regular Certificate for this purpose. The Amortizable Bond Premium Regulations described above specifically do not apply to prepayable debt instruments subject to Code Section 1272(a)(6) such as the Regular Certificates. Absent further guidance from the IRS, the Trustee intends to account for amortizable bond premium in the manner described herein. However, the Legislative History states that the same rules that apply to accrual of market discount (which rules require use of a Prepayment Assumption in accruing market discount with respect to Regular Certificates without regard to whether such Certificates have original issue discount) will also apply in amortizing bond premium under Code
     Section 171. The Code provides that amortizable bond premium will be allocated among the interest payments on such Regular Certificates and will be applied as an offset against such interest payment. Prospective purchasers of the Regular Certificates should consult their tax advisors regarding the possible application of the Amortizable Bond Premium Regulations.

     DEFERRED INTEREST. Certain classes of Regular Certificates will provide for the accrual of interest when one or more ARM Loans are adding interest to their principal balance by reason of negative amortization ("Deferred Interest"). Any Deferred Interest that accrues with respect to a class of Regular Certificates will constitute income to the holders of such Certificates prior to the time distributions of cash with respect to such Deferred Interest are made. It is unclear, under the OID Regulations, whether any of the interest on such Certificates will constitute qualified stated interest or whether all or a portion of the interest payable on the Certificate must be included in the stated redemption price at maturity of the Certificate and accounted for as original issue discount (which could accelerate such inclusion). Interest on Regular Certificates must in any event be accounted for under an accrual method by the holders of such Certificates, and therefore applying the latter analysis may result only in a slight difference in the timing of the inclusion in income of interest on such Regular Certificates.

     ACCRUED INTEREST CERTIFICATES. Certain of the Regular Certificates ("Payment Lag Certificates") may provide for payments of interest based on a period that corresponds to the interval between Distribution Dates but that ends prior to each such Distribution Date. The period between the Closing Date for Payment Lag Certificates and their first Distribution Date may or may not exceed such interval. Purchasers of Payment Lag Certificates for which the period between the Closing Date and the first Distribution Date does not exceed such interval could pay upon purchase of the Regular Certificates accrued interest in excess of the accrued interest that would be paid if the interest paid on the Distribution Date were interest accrued from Distribution Date to Distribution Date. If a portion of the initial purchase price of a Regular Certificate is allocable to interest that has accrued prior to the issue date ("pre-issuance accrued interest") and the Regular Certificate provides for a payment of stated interest on the first payment date, within one year of the issue date, that equals or exceeds the amount of the pre-issuance accrued interest, then the Regular Certificates issue price may be computed by subtracting from the issue price the amount of pre-issuance accrued interest, rather than as an amount payable on the Regular Certificate. However, it is unclear under this method how the OID Regulations treat interest on Payment Lag Certificates as described above. Therefore, in the case of a Payment Lag Certificate, the REMIC intends to include accrued interest in the issue price and report interest payments made on the first Distribution Date as interest to the extent such payments represent interest for the number of days which the Certificateholder has held such Payment Lag Certificate during the first Accrual Period.

     SALE, EXCHANGE OR REDEMPTION OF REGULAR CERTIFICATES. If a Regular Certificate is sold, exchanged, redeemed or retired, the seller will recognize gain or loss equal to the difference between the amount realized on the sale, exchange or redemption and the seller's adjusted basis in the Regular Certificate. Such adjusted basis generally will equal the cost of the Regular Certificate to the seller, increased by any original issue discount and market discount included in the seller's gross income with respect to the Regular Certificate, and reduced (but not below zero) by payments included in the stated redemption price at maturity previously received by the seller and by any amortized premium. Similarly, a holder who receives a payment which is part of the stated redemption price at maturity of a Regular Certificate will recognize gain equal to the excess, if any, of the amount of the payment over his adjusted basis in the Regular Certificate. A holder of a Regular Certificate who receives a final payment which is less than his adjusted basis in the Regular Certificate will generally recognize a loss. Except as provided in the following paragraph and as provided under "Market Discount" below, any such gain or loss will be capital gain or loss, provided that the Regular Certificate is held as a "capital asset" (generally, property held for investment) within the meaning of Code Section 1221. Any such capital gain or loss will generally be long-term capital gain or loss if the holder held the Regular Certificate for more than one year. The Taxpayer Relief Act of 1997 (the "Act") reduces the maximum rates on long-term capital gains recognized on capital assets held by individual taxpayers for more than eighteen months as of the date of disposition (and would further reduce the maximum rates on such gains in the year 2001 and thereafter for certain individual tax-payers who meet specified conditions). The capital gains rate for capital assets held by individual taxpayers for more than twelve months but less than eighteen months was not changed by the Act. The Act does not change the capital gains rates for corporations. Prospective investors should consult their own tax advisors concerning these tax law changes.

     Gain from the sale or other disposition of a Regular Certificate that might otherwise be capital gain will be treated as ordinary income to the extent that such gain does not exceed the excess, if any, of (i) the amount that would have been includible in such holder's income with respect to the Regular Certificate had income accrued thereon at a rate equal to 110% of the AFR as defined in Code Section 1274(d) determined as of the date of purchase of such Regular Certificate, over (ii) the amount actually includible in such holder's income. Additionally, gain will be treated as ordinary income if the Trust had an "intention to call" the Regular Certificates prior to maturity. The OID Regulations provide that the presence of a sinking fund or optimal call does not give rise to such an intention, and the Seller does not believe such an intention is otherwise present; however, the application of these rules to REMIC Certificates is unclear.

     Regular Certificates will be "evidences of indebtedness" within the meaning of Code Section 582(c)(1), so that gain or loss recognized from the sale of a Regular Certificate by a bank or a thrift institution to which such section applies will be ordinary income or loss.

     Because the regulations described above have not been issued, it is impossible to predict what effect those regulations might have on the tax treatment of a Regular Certificate purchased at a discount or premium in the secondary market.

     The Regular Certificate information reports will include a statement of the adjusted issue price of the Regular Certificate at the beginning of each accrual period. In addition, the reports will include information necessary to compute the accrual of any market discount that may arise upon secondary trading of Regular Certificates. Because exact computation of the accrual of market discount on a constant yield method would require information relating to the holder's purchase price which the REMIC may not have, it appears that this provision will only require information pertaining to the appropriate proportionate method of accruing market discount.

     REMIC EXPENSES. As a general rule, all of the expenses of a REMIC will be taken into account by holders of the Residual Interests. In the case of a "single class REMIC" , however, the expenses and a matching amount of additional income will be allocated, under temporary Treasury regulations, among the holders of the Regular Certificates and the holders of the Residual Interests on a daily basis in proportion to the relative amounts of income accruing to each Certificateholder on that day. In the case of individuals (or trusts, estates, or other persons who compute their income in the same manner as individuals) who own an interest in a Regular Certificate directly or through a pass-through entity which is required to pass miscellaneous itemized deductions through to its owners or beneficiaries (E.G. a partnership, an S corporation, or a grantor trust), such expenses will be deductible only to the extent that such expenses, plus other "miscellaneous itemized deductions" of the individual, exceed 2% of such individual's adjusted gross income. In addition, the personal exemptions and itemized deductions of individuals with adjusted gross incomes above particular levels are subject to certain limitations which reduce or eliminate the benefit of such items. The reduction or disallowance of this deduction coupled with the allocation of additional income may have a significant impact on the yield of the Regular Certificate to such a Holder. Further, holders (other than corporations) subject to the alternative minimum tax may not deduct miscellaneous itemized deductions in determining such holders' alternative minimum taxable income. In general terms, a single class REMIC is one that either
     (i) would qualify, under existing Treasury regulations, as a grantor trust if it were not a REMIC (treating all interests as ownership interests, even if they would be classified as debt for federal income tax purposes) or
     (ii) is similar to such a trust and is structured with the principal purpose of avoiding the single class REMIC rules. Unless otherwise stated in the related Supplement, the expenses of the REMIC will be allocated to holders of the related Residual Interests in their entirety and not to holders of the related Regular Certificates.

     NON-U.S. PERSONS. Generally, payments of interest (including any payment with respect to accrued original issue discount) on the Regular Certificates to a Regular Certificateholder who is a non-U.S. Person not engaged in a trade or business within the United States, will not be subject to federal withholding tax if (i) such Regular Certificateholder does not actually or constructively own 10 percent or more of the combined voting power of all classes of equity in the issuer (which for purposes of this discussion may be defined as the Trust or the beneficial owners of the related Residual Certificates (the "Issuer")); (ii) such Regular Certificateholder is not a controlled foreign corporation (within the meaning of Code Section 957) related to the Issuer; and (iii) such Regular Certificateholder complies with certain identification requirements (including delivery of a statement, signed by the Regular Certificateholder under penalties of perjury, certifying that such Regular Certificateholder is a foreign person and providing the name and address of such Regular Certificateholder). If a Regular Certificateholder is not exempt from withholding, distributions of interest, including distributions in respect of accrued original issue discount, such holder may be subject to a 30% withholding tax, subject to reduction under any applicable tax treaty.

     Regular Certificateholders who are non-U.S. Persons and persons related to such holders should not acquire any Residual Certificates, and Residual Certificateholders and persons related to Residual Certificateholders should not acquire any Regular Certificates without consulting their tax advisors as to the possible adverse tax consequences of such acquisition.

     INFORMATION REPORTING AND BACKUP WITHHOLDING. The Master Servicer will furnish or make available, within a reasonable time after the end of each calendar year, to each Regular Certificateholder at any time during such year, such information as may be deemed necessary or desirable to assist Regular Certificateholders in preparing their federal income tax returns, or to enable holders to make such information available to owners or other financial intermediaries of holders that hold such Regular Certificates as nominees. If a holder, owner or other recipient of a payment on behalf of an owner fails to supply a certified taxpayer identification number or if the Secretary of the Treasury determines that such person has not reported all interest and dividend income required to be shown on its federal income tax return, 31% backup withholding may be required with respect to any payments.

     Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax liability.

     NEW WITHHOLDING REGULATIONS

     On October 6, 1997, the Treasury Department issued new regulations (the "New Regulations") which make certain modifications to the withholding, backup withholding and information reporting rules described above. The New Regulations attempt to unify certification requirements and modify reliance standards. The New Regulations will generally be effective for payments made after December 31, 1998, subject to certain transition rules. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

     RESIDUAL CERTIFICATES

     ALLOCATION OF THE INCOME OF THE REMIC TO THE RESIDUAL CERTIFICATES. The REMIC will not be subject to federal income tax except with respect to income from prohibited transactions and certain other transactions. See "Prohibited Transactions and Other Taxes" herein. Instead, each original holder of a Residual Certificate will report on its federal income tax return, as ordinary income, its share of the taxable income of the REMIC for each day during the taxable year on which such holder owns any Residual Certificates. The taxable income of the REMIC for each day will be determined by allocating the taxable income of the REMIC for each calendar quarter ratably to each day in the quarter. Such a holder's share of the taxable income of the REMIC for each day, will be based on the portion of the outstanding Residual Certificates that such holder owns on that day. The taxable income of the REMIC will be determined under an accrual method and will be taxable to the Residual Certificateholders without regard to the timing or amounts of cash distributions by the REMIC. Ordinary income derived from Residual Certificates will be "portfolio income" for purposes of the taxation of taxpayers subject to the limitations on the deductibility of "passive losses." As residual interests, the Residual Certificates will be subject to tax rules, described below, that differ from those that would apply if the Residual Certificates were treated for federal income tax purposes as direct ownership interests in the Certificates, or as debt instruments issued by the REMIC.

     A Residual Certificateholder may be required to include taxable income from the Residual Certificate in excess of the cash distributed. For example, a structure where principal distributions are made serially on regular interests (that is, a fast-pay, slow-pay structure) may generate such a mismatching of income and cash distributions (that is, "phantom income"). This mismatching may be caused by the use of certain required tax accounting methods by the REMIC, variations in the prepayment rate of the underlying Mortgage Loans and certain other factors. Depending upon the structure of a particular transaction, the aforementioned factors may significantly reduce the after-tax yield of a Residual Certificate to a Residual Certificateholder. Investors should consult their own tax advisors concerning the federal income tax treatment of a Residual Certificate and the impact of such tax treatment on the after-tax yield of a Residual Certificate.

     A subsequent Residual Certificateholder also will report on its federal income tax return amounts representing a daily share of the taxable income of the REMIC for each day that such Residual Certificateholder owns such Residual Certificate. Those daily amounts generally would equal the amounts that would have been reported for the same days by an original Residual
     Certificateholder, as described above. The Legislative History indicates that certain adjustments may be appropriate to reduce (or increase) the income of a subsequent holder of a Residual Certificate that purchased such Residual Certificate at a price greater than (or less than) the adjusted basis (see "Sales of Residual Certificates" below) such Residual
     Certificate would have in the hands of an original Residual Certificateholder. It is not clear, however, whether such adjustments will in fact be permitted or required and, if so, how they would be made.

     TAXABLE INCOME OF THE REMIC ATTRIBUTABLE TO RESIDUAL INTERESTS. The taxable income of the REMIC will reflect a netting of (i) the income from the Mortgage Loans and the REMIC's other assets, and (ii) the deductions allowed to the REMIC for interest and original issue discount on the Regular Certificates and, except as described below under "Non-Interest Expenses of the REMIC," other expenses.

     For purposes of determining its taxable income, the REMIC will have an initial aggregate tax basis in its assets equal to the sum of the issue prices of the Regular and Residual Certificates (or, if a class of
     Certificates is not sold initially, their fair market values). Such aggregate basis will be allocated among the Mortgage Loans and other assets of the REMIC in proportion to their respective fair market values. A Mortgage Loan will be deemed to have been acquired with discount or premium to the extent that the REMIC's basis therein is less than or greater than its principal balance, respectively. Any such discount (whether market discount or original issue discount) will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to such income, under a method similar to the method described above for accruing original issue discount on the Regular Certificates. The REMIC expects to elect under Code Section 171 to amortize any premium on the Mortgage Loans. Premium on any Mortgage Loan to which such election applies would be amortized under a constant yield method. It is not clear whether the yield of a Mortgage Loan would be calculated for this purpose based on scheduled payments or taking account of the Prepayment Assumption.
     Additionally, such an election would not apply to any Mortgage Loan originated on or before September 27, 1985. Instead, premium on such a Mortgage Loan would be allocated among the principal payments thereon and would be deductible by the REMIC as those payments become due.

     The REMIC will be allowed a deduction for interest and original issue discount on the Regular Certificates. The amount and method of accrual of original issue discount will be calculated for this purpose in the same manner as described above with respect to Regular Certificates (except that the 0.25% per annum DE MINIMIS rule and adjustments for subsequent holders described therein will not apply).

     A Residual Certificateholder will not be permitted to amortize the cost of the Residual Certificate as an offset to its share of the REMIC's taxable income. However, that taxable income will not include cash received by the REMIC that represents a recovery of the REMIC's basis in its assets, and, as described above, the issue price of the Residual Certificates will be added to the issue price of the Regular Certificates in determining the REMIC's initial basis in its assets. See "Sales of Residual Certificates" herein. For a discussion of possible adjustments to income of a subsequent holder of a Residual Certificate to reflect any difference between the actual cost of such Residual Certificate to such holder and the adjusted basis such Residual Certificate would have in the hands of an original Residual Certificateholder, see "Allocation of the Income of the REMIC to the Residual Certificates" above.

     NET LOSSES OF THE REMIC. The REMIC will have a net loss for any calendar quarter in which its deductions exceed its gross income. Such net loss would be allocated among the Residual Certificateholders in the same manner as the REMIC's taxable income. The net loss allocable to any Residual Certificate will not be deductible by the holder to the extent that such net loss exceeds such holder's adjusted basis in such Residual Certificate. Any net loss that is not currently deductible by reason of this limitation may be used by such Residual Certificateholder to offset its share of the REMIC's taxable income in future periods (but not otherwise). The ability of Residual Certificateholders that are individuals or closely held corporations to deduct net losses may be subject to additional limitations under the Code.

     NON-INTEREST EXPENSES OF THE REMIC. As a general rule, the REMIC's taxable income will be determined in the same manner as if the REMIC were an individual. However, all or a portion of the REMIC's servicing, administrative and other non-interest expenses will be allocated as a separate item to Residual Certificateholders that are "pass-through interest holders." Such a holder would be required to add its allocable share, if any, of such expenses to its gross income and to treat the same amount as an item of investment expense. An individual would generally be allowed a deduction for such an expense item only as a miscellaneous itemized deduction subject to the limitations under Code Section 67. That section allows such deduction only to the extent that in the aggregate all such expenses exceed two percent of an individual's adjusted gross income. The REMIC is required to report to each pass-through interest holder and to the IRS such holder's allocable share, if any, of the REMIC's non-interest expenses. The term "pass-through interest holder" generally refers to individuals, entities taxed as individuals and certain pass-through entities, but does not include real estate investment trusts. Residual Certificateholders that are "pass-through interest holders" should consult their own tax advisors about the impact of these rules on an investment in the Residual Certificates. See "Non-Interest Expenses of the REMIC" under "Regular Certificates" above.

     DEFERRED INTEREST. Any Deferred Interest that accrues with respect to any ARM Loans held by the REMIC will constitute income to the REMIC and will be treated in a manner similar to the Deferred Interest that accrues with respect to Regular Certificates as described above under "Regular Certificates -- Deferred Interest."

     EXCESS INCLUSIONS. A portion of the income on a Residual Certificate (referred to in the Code as an "excess inclusion") for any calendar quarter will be subject to federal income tax in all events. Thus, for example, an excess inclusion (i) may not be offset by any unrelated losses or loss carryovers of a Residual Certificateholder; (ii) will be treated as "unrelated business taxable income" within the meaning of Code Section 512 if the Residual Certificateholder is a pension fund or any other organization that is subject to tax only on its unrelated business taxable income (see "Tax-Exempt Investors" below); and (iii) is not eligible for any reduction in the rate of withholding tax in the case of a Residual Certificateholder that is a foreign investor. See "Non-U.S. Persons" below. The exception for thrift institutions is available only to the institution holding the Residual Certificate, and not to any affiliate of the institution, unless the affiliate is a subsidiary all the stock of which, and substantially all the indebtedness of which, is held by the institution, and which is organized and operated exclusively in connection with the organization and operation of one or more REMICs.

     With respect to any Residual Certificateholder, the excess inclusion for any calendar quarter is the excess, if any, of (i) the income of such Residual Certificateholder for that calendar quarter from its Residual Certificate over (ii) the sum of the "daily accruals" (as defined below) for all days during the calendar quarter on which the Residual Certificateholder holds such Residual Certificate. For this purpose, the daily accruals with respect to a Residual Certificate are determined by allocating to each day in the calendar quarter its ratable portion of the product of the "adjusted issue price" (as defined below) of the Residual Certificate at the beginning of the calendar quarter and 120 percent of the "Federal long-term rate" in effect at the time the Residual Certificate is issued. For this purpose, the "adjusted issue price" of a Residual Certificate at the beginning of any calendar quarter equals the issue price of the Residual Certificate, increased by the amount of daily accruals for all prior quarters, and decreased (but not below zero) by the aggregate amount of payments made on the Residual Certificate before the beginning of such quarter. The "Federal long-term rate" is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the IRS.

     The Small Business Job Protection Act of 1996 has eliminated the special rule permitting Section 593 institutions ("thrift institutions") to use net operating losses and other allowable deductions to offset their excess inclusion income from REMIC residual certificates that have "significant value" within the meaning of the REMIC Regulations, effective for taxable years beginning after December 31, 1995, except with respect to residual certificates continuously held by a thrift institution since November 1, 1995.

     In addition, the Small Business Job Protection Act of 1996 provides three rules for determining the effect on excess inclusions on the alternative minimum taxable income of a residual holder. First, alternative minimum taxable income for such residual holder is determined without regard to the special rule that taxable income cannot be less than excess inclusions. Second, a residual holder's alternative minimum taxable income for a tax year cannot be less than the excess inclusions for the year. Third, the amount of any alternative minimum tax net operating loss deductions must be computed without regard to any excess inclusions. These rules are effective for tax years beginning after December 31, 1986, unless a residual holder elects to have such rules apply only to tax years beginning after August 20, 1996.

     In the case of any Residual Certificates held by a real estate investment trust, the aggregate excess inclusions with respect to such Residual Certificates, reduced (but not below zero) by the real estate investment trust taxable income (within the meaning of Code Section 857(b)(2), excluding any net capital gain), will be allocated among the shareholders of such trust in proportion to the dividends received by such shareholders from such trust, and any amount so allocated will be treated as an excess inclusion with respect to a Residual Certificate as if held directly by such shareholder. Regulated investment companies, common trust funds, and certain cooperatives are subject to similar rules.

     PAYMENTS. Any payment made on a Residual Certificate to a Residual Certificateholder will be treated as a non-taxable return of capital to the extent it does not exceed the Residual Certificateholder's adjusted basis in such Residual Certificate. To the extent a distribution exceeds such adjusted basis, it will be treated as gain from the sale of the Residual Certificate.

     SALE OR EXCHANGE OF RESIDUAL CERTIFICATES. If a Residual Certificate is sold or exchanged, the seller will generally recognize gain or loss equal to the difference between the amount realized on the sale or exchange and its adjusted basis in the Residual Certificate (except that the recognition of loss may be limited under the "wash sale" rules described below). A holder's adjusted basis in a Residual Certificate generally equals the cost of such Residual Certificate to such Residual Certificateholder, increased by the taxable income of the REMIC that was included in the income of such Residual Certificateholder with respect to such Residual Certificate, and decreased (but not below zero) by the net losses that have been allowed as deductions to such Residual Certificateholder with respect to such Residual Certificate and by the distributions received thereon by such Residual Certificateholder. In general, any such gain or loss will be capital gain or loss provided the Residual Certificate is held as a capital asset. However, Residual Certificates will be "evidences of indebtedness" within the meaning of Code Section 582(c)(1), so that gain or loss recognized from sale of a Residual Certificate by a bank or thrift institution to which such section applies would be ordinary income or loss.

     Except as provided in Treasury regulations, if the seller of a Residual Certificate reacquires such Residual Certificate, or acquires any other Residual Certificate, any residual interest in another REMIC or similar interest in a "taxable mortgage pool" (as defined in Code Section 7701(i)) during the period beginning six months before, and ending six months after, the date of such sale, such sale will be subject to the "wash sale" rules of Code Section 1091. In that event, any loss realized by the Residual Certificateholder on the sale will not be deductible, but, instead, will increase such Residual Certificateholder's adjusted basis in the newly acquired asset.

     MARK TO MARKET RULES. Prospective purchasers of a Residual Certificate should be aware that the IRS recently released final regulations under Code
     Section 475 (the "Mark-to-Market Regulations") which provide that any REMIC Residual Certificate acquired after January 3, 1995 cannot be marked to market.

     PROHIBITED TRANSACTIONS AND OTHER TAXES

     The REMIC is subject to a tax at a rate equal to 100 percent of the net income derived from "prohibited transactions." In general, a prohibited transaction means the disposition of a Mortgage Loan other than pursuant to certain specified exceptions, the receipt of investment income from a source other than a Mortgage Loan or certain other permitted investments, or the disposition of an asset representing a temporary investment of payments on the Mortgage Loans pending payment on the Residual Certificates or Regular Certificates. In addition, the assumption of a Mortgage Loan by a subsequent purchaser could cause the REMIC to recognize gain, which would also be subject to the 100 percent tax on prohibited transactions.

     In addition, certain contributions to a REMIC made after the Closing Date could result in the imposition of a tax on the REMIC equal to 100% of the value of the contributed property.

     It is not anticipated that the REMIC will engage in any prohibited transactions or receive any contributions subject to the contributions tax. However, in the event that the REMIC is subject to any such tax, unless otherwise disclosed in the related Supplement, such tax would be borne first by the Trustee, the Master Servicer, the Sponsor or the Seller, as applicable, if such tax results from a breach of such party's obligations under the Pooling Agreement, and then by the Residual Certificateholders.

     LIQUIDATION AND TERMINATION

     If the REMIC adopts a plan of complete liquidation, within the meaning of Code Section 860F(a)(4)(A)(i), which may be accomplished by designating in the REMIC's final tax return a date on which such adoption is deemed to occur, and sells all of its assets (other than cash) within a 90-day period beginning on such date, the REMIC will recognize no gain or loss on the sale of its assets, provided that the REMIC credits or distributes in liquidation all of the sale proceeds plus its cash (other than the amounts retained to meets claims) to holders of Regular and Residual Certificates within the 90-day period.

     The REMIC will terminate shortly following the retirement of the Regular Certificates. If a Residual Certificateholder's adjusted basis in the Residual Certificate exceeds the amount of cash distributed to such Residual Certificateholder in final liquidation of its interest, then, although the matter is not entirely free from doubt, it would appear that the Residual Certificateholder would be entitled to a loss equal to the amount of such excess. It is unclear whether such a loss, if allowed, will be a capital loss or an ordinary loss.

     ADMINISTRATIVE MATTERS

     Solely for the purpose of the administrative provisions of the Code, the REMIC will be treated as a partnership and the Residual Certificateholders will be treated as the partners thereof; however, under Temporary Regulations if there is at no time during the taxable year more than one Residual Certificateholder, a REMIC shall not be subject to the rules of Subchapter C of chapter 63 of the Code, relating to the treatment of Partnership items for a taxable year. Accordingly, the REMIC will file an annual tax return on Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return. In addition, certain other information will be furnished quarterly to each Residual Certificateholder who held such Residual Certificate on any day in the previous calendar quarter.

     The Treasury Department has issued final regulations concerning certain aspects of REMIC tax administration. Under those regulations, a Residual Certificateholder must be designated as the REMIC "tax matters person." The tax matters person, generally, has responsibility for overseeing and providing notice to the other Residual Certificateholders of certain administrative and judicial proceedings regarding the REMIC's tax affairs. Unless otherwise indicated in the related Prospectus Supplement, the Trustee will be designated as tax matters person for each REMIC, and will act as the agent of the Residual Certificateholders in the preparation and filing of the REMIC's federal and state income tax and other information returns.

     Each Residual Certificateholder is required to treat items on its return consistently with their treatment on the REMIC's return, unless the
     Residual  Certificateholder  either  files  a  statement   identifying the
     inconsistency or establishes that the inconsistency resulted from incorrect information received from the REMIC. The IRS may assert a deficiency resulting from a failure to comply with the consistency requirement without instituting an administrative proceeding at the REMIC level. The REMIC does not intend to register as a tax shelter pursuant to Code Section 6111 because it is not anticipated that the REMIC will have a net loss for any of the first five taxable years of its existence. Any person that holds a Residual Certificate as a nominee for another person may be required to furnish the REMIC, in a manner to be provided in Treasury regulations, with the name and address of such person and other information.

     TAX-EXEMPT INVESTORS

     Any Residual Certificateholder that is a pension fund or other entity that is subject to federal income taxation only on its "unrelated business taxable income" within the meaning of Code Section 512 will be subject to such tax on that portion of the distributions received on a Residual Certificate that is considered an "excess inclusion." See "Excess Inclusions" herein.

     NON-U.S. PERSONS

     NON-U.S. PERSONS. Amounts paid to Residual Certificateholders who are not U.S. Persons (see "Regular Certificates -- Non-U.S. Persons") are treated as interest for purposes of the 30% (or lower treaty rate) United States withholding tax. Amounts distributed to Residual Holders should qualify as "portfolio interest," subject to the conditions described in "Regular Certificates" above, but only to the extent that the Mortgage Loans were originated after July 18,1984. Furthermore, the rate of withholding on any income on a Residual Certificate that is an excess inclusion will not be subject to reduction under any applicable tax treaties. See "Residual Certificates -- Excess Inclusions." If the portfolio interest exemption is unavailable, such amount will be subject to United States withholding tax when paid or otherwise distributed (or when the Residual Certificate is disposed of) under rules similar to those for withholding upon disposition of debt instruments that have original issue discount. The Code, however, grants the Treasury Department authority to issue regulations requiring that those amounts be taken into account earlier than otherwise provided where necessary to prevent avoidance of tax (for example, where the Residual Certificates do not have significant value). See "Residual Certificates -- Excess Inclusions." If the amounts paid to Residual Certificateholders that are not U.S. persons are effectively connected with their conduct of a trade or business within the United States, the 30% (or lower treaty rate) withholding will not apply. Instead, the amounts paid to such non-U.S. Person will be subject to U.S. federal income taxation at regular graduated rates.

     For this purpose, a "U.S. Person" includes a citizen or resident of the United States, a corporation, partnership or other entity created or organized under the laws of the United States or any political subdivision thereof (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business in the United States or a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in regulations, certain trusts in existence on August 20, 1996 and treated as United States persons prior to such date that elect to continue to be so treated also shall be considered U.S. Persons.

     Regular Certificateholders and persons related to such holders should not acquire any Residual Certificates, and Residual Certificateholders and persons related to Residual Certificateholders should not acquire any Regular Certificates without consulting their tax advisors as to the possible adverse tax consequences of doing so.

     TAX-RELATED RESTRICTIONS ON TRANSFER

     An entity may not qualify as a REMIC unless there are reasonable arrangements designed to ensure that residual interests in such entity are not held by "disqualified organizations" (as defined below). Further, a tax is imposed on the transfer of a residual interest in a REMIC to a "disqualified organization." The amount of the tax equals the product of
     (A) an amount (as determined under regulations) equal to the present value of the total anticipated "excess inclusions" with respect to such interest for periods after the transfer, and (B) the highest marginal federal income tax rate applicable to corporations. The tax is imposed on the transferor unless the transfer is through an agent (including a broker or other middlemen) for a disqualified organization, in which event the tax is imposed on the agent. The person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnished to such person an affidavit that the transferee is not a disqualified organization and, at the time of the transfer, such person does not have actual knowledge that the affidavit is false. A "disqualified organization" means
     (A) the United States, any State, possession, or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing (provided that such term does not include an instrumentality if all its activities are subject to tax and, except for FHLMC, a majority of its board of directors is not selected by any such governmental agency), (B) any organization (other than certain farmers' cooperatives) generally exempt from federal income taxes unless such organization is subject to the tax on "unrelated business taxable income" and (C) a rural electric or telephone cooperative.

     A tax is imposed on a "pass-through entity" (as defined below) holding a residual interest in a REMIC if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. The amount of the tax is equal to the product of
     (A) the amount of excess inclusions for the taxable year allocable to the interest held by the disqualified organization, and (B) the highest marginal federal income tax rate applicable to corporations. The pass-through entity otherwise liable for the tax, for any period during which the disqualified organization is the record holder of an interest in such entity, will be relieved of liability for the tax if such record holder furnishes to such entity an affidavit that such record holder is not a disqualified organization and, for such period, the pass-through entity does not have actual knowledge that the affidavit is false. For this purpose, a "pass-through entity" means (i) a regulated investment company, real estate investment trust or common trust fund, (ii) a partnership, trust or estate and (iii) certain cooperatives. Except as may be provided in Treasury regulations, any person holding an interest in a pass-through entity as a nominee for another will, with respect to such interest, be treated as a pass-through entity. The tax on pass-through entities is generally effective for periods after March 31,1988, except that in the case of regulated investment companies, real estate investment trusts, common trust funds and publicly-traded partnerships the tax shall apply only to taxable years of such entities beginning after December 31, 1988.

     In order to comply with these rules, the Agreement will provide that no record or beneficial ownership interest in a Residual Certificate may be, directly or indirectly, purchased, transferred or sold without the express written consent of the Master Servicer. The Master Servicer will grant such consent to a proposed transfer only if it receives the following: (i) an affidavit from the proposed transferee to the effect that it is not a disqualified organization and is not acquiring the Residual Certificate as a nominee or agent for a disqualified organization, and (ii) a covenant by the proposed transferee to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the Residual Certificate.

     Any attempted transfer or pledge in violation of the transfer restrictions shall be absolutely null and void and shall vest no rights in any purported transferee. Investors in Residual Certificates are advised to consult their own tax advisors with respect to transfers of the Residual Certificates and, in addition, pass-through entities are advised to consult their own tax advisors with respect to any tax which may be imposed on a pass-through entity.

     NONECONOMIC RESIDUAL CERTIFICATES. The REMIC Regulations disregard, for federal income tax purposes, any transfer of a Noneconomic Residual Certificate to a "U.S. Person," as defined in the following section of this discussion, unless no significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax. A Noneconomic Residual Certificate is any Residual Certificate (including a Residual Certificate with a positive value at issuance) unless, at the time of transfer, taking into account the Prepayment Assumption, (i) the present value of the expected future distributions on the Residual Certificate at least equals the product of the present value of the anticipated excess inclusions and the highest corporate income tax rate in effect for the year in which the transfer occurs and (ii) the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. A significant purpose to impede the assessment or collection of tax exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC. A transferor is presumed not to have such knowledge if
     (i) the transferor conducted a reasonable investigation of the transferee and (ii) the transferee acknowledges to the transferor that the residual interest may generate tax liabilities in excess of the cash flow and the transferee represents that it intends to pay such taxes associated with the residual interest as they become due. If a transfer of a Noneconomic Residual Certificate is disregarded, the transferor would continue to be treated as the owner of the Residual Certificate and would continue to be subject to tax on its allocable portion of the net income of the REMIC.

     FOREIGN INVESTORS. The REMIC Regulations provide that the transfer of a Residual Certificate that has a "tax avoidance potential" to a "foreign person" will be disregarded for federal income tax purposes. This rule appears to apply to a transferee who is not a "U.S. Person" , as defined below, unless such transferee's income in respect of the Residual Certificate is effectively connected with the conduct of a United States trade or business. A Residual Certificate is deemed to have a tax avoidance potential unless, at the time of transfer, the transferor reasonably expects that the REMIC will distribute to the transferee amounts that will equal at least 30 percent of each excess inclusion, and that such amounts will be distributed at or after the time the excess inclusion accrues and not later than the end of the calendar year following the year of accrual. If the non-U.S. Person transfers the Residual Certificate to a U.S. Person, the transfer will be disregarded, and the foreign transferor will continue to be treated as the owner, if the transfer has the effect of allowing the transferor to avoid tax on accrued excess inclusions. The provisions in the REMIC Regulations regarding transfers of Residual Certificates that have tax avoidance potential to foreign persons are effective for all transfers after June 30,1992. Until further guidance is issued concerning the treatment of Residual Certificates held by non-U.S. Persons, the Pooling and Servicing Agreement will provide that no record or beneficial ownership interest in a Residual Certificate may be, directly or indirectly, transferred to a non-U.S. Person unless such person provides the Trustee with a duly completed I.R.S. Form 4224 and the Trustee consents to such transfer in writing.

     For purposes of this discussion, a "U.S. Person" means a citizen or resident of the United States, or any political subdivision thereof (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), or an estate whose income is subject to U.S. federal income tax regardless of its source of income, or a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in regulations, certain trusts in existence on August 20, 1996 and treated as United States persons prior to such date that elect to continue to be treated as United States persons shall be considered U.S. Persons as well.

                               STATE TAX CONSIDERATIONS

     In addition to the federal income tax consequences described in "Certain Federal Income Tax Considerations", potential investors should consider the state income tax consequences of the acquisition, ownership, and disposition of the Certificates. State income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state. Therefore, potential investors should consult their own tax advisors with respect to the various tax consequences of investments in the Certificates.

                                PLANS OF DISTRIBUTION

     Certificates are being offered hereby in Series from time to time (each Series evidencing a separate Trust) through any of the following methods:

          1. By negotiated firm commitment underwriting and public reoffering by underwriters;

          2. By agency placements through one or more placement agents primarily with institutional investors and dealers; and

          3. By placement directly by the Sponsor with institutional investors.

     A Supplement will be prepared for each Series which will describe the method of offering being used for that Series and will set forth the identity of any underwriters thereof and either the price at which such Series is being offered, the nature and amount of any underwriting discounts or additional compensation to such underwriters and the proceeds of the offering to the Sponsor, or the method by which the price at which the underwriters will sell the Certificates will be determined. Each
     Supplement for an underwritten offering will also contain information regarding the nature of the underwriters' obligations, any material relationship between the Sponsor and any underwriter and, where appropriate, information regarding any discounts or concessions to be allowed or reallowed to dealers or others and any arrangements to stabilize the market for the certificates so offered. In firm commitment underwritten offerings, the underwriters will be obligated to purchase all of the Certificates of such Series if any such Certificates are purchased. Certificates may be acquired by the underwriters for their own accounts and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale.

     Underwriters and agents may be entitled under agreements entered into with the Sponsor to indemnification by the Sponsor against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribution with respect to payments which such underwriters or agents may be required to make in respect thereof.

     If a Series is offered other than through underwriters, the Supplement relating thereto will contain information regarding the nature of such offering and any agreements to be entered into between Sponsor and purchasers of Certificates of such Series.

                                FINANCIAL INFORMATION

     A new Trust will be formed with respect to each Series of Certificates and no Trust will engage in any business activities or have any assets or obligations prior to the issuance of the related Series of Certificates. Accordingly, no financial statements with respect to any Trust will be included in this Prospectus or in the related Supplement.

                                        RATING

     It is a condition to the issuance of the Certificates of each Series offered hereby and by the Supplement that they shall be rated in one of the four highest rating categories by the nationally recognized statistical rating agency or agencies specified in the related Supplement.

     Ratings on mortgage pass-through certificates address the likelihood of receipt by certificateholders of all distributions on the mortgage assets in the related trust. These ratings address the structural, legal and issuer-related aspects associated with such certificates, the nature of the mortgage assets in the related trust and the credit quality of the credit enhancer or guarantor, if any. Ratings on mortgage pass-through certificates do not represent any assessment of the likelihood of principal prepayments by mortgagors or of the degree by which such prepayments might differ from those originally anticipated. As a result, certificateholders might suffer a lower than anticipated yield, and, in addition, holders of stripped pass-through certificates in extreme cases might fail to recoup their underlying investments.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Further, such ratings do not address the effect of prepayments on the yield anticipated by the investor. Each security rating should be evaluated independently of any other security rating.


                                INDEX TO DEFINED TERMS

                                                                       PAGE
                                                                       ____

     1986 Act. . . . . . . . . . . . . . . . . . . . . . . . . . .      64
     Accrual Certificates. . . . . . . . . . . . . . . . . . . . .      24
     Accrual Period. . . . . . . . . . . . . . . . . . . . . . . .      65
     Advance . . . . . . . . . . . . . . . . . . . . . . . . . . .      11
     Appraised Value . . . . . . . . . . . . . . . . . . . . . . .      18
     ARM . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      58
     ARM Loans . . . . . . . . . . . . . . . . . . . . . . . . . .      61
     Assumed Reinvestment Rate . . . . . . . . . . . . . . . . . .      25
     Balloon Payments. . . . . . . . . . . . . . . . . . . . . . .    5,17
     Bankruptcy Bond . . . . . . . . . . . . . . . . . . . . . . .   10,32
     Bankruptcy Code . . . . . . . . . . . . . . . . . . . . . . .      15
     Buydown Fund. . . . . . . . . . . . . . . . . . . . . . . . .      17
     Buydown Loans . . . . . . . . . . . . . . . . . . . . . . . .      17
     CERCLA. . . . . . . . . . . . . . . . . . . . . . . . . . . .      51
     Certificates. . . . . . . . . . . . . . . . . . . . . . . . .    4,16
     Certificate Account . . . . . . . . . . . . . . . . . . . . .    7,39
     Certificate Balance . . . . . . . . . . . . . . . . . . . . .       8
     Certificate Register. . . . . . . . . . . . . . . . . . . . .      24
     Certificateholders. . . . . . . . . . . . . . . . . . . . . .   16,18
     Class Certificate Balance . . . . . . . . . . . . . . . . . .      24
     Closing Date. . . . . . . . . . . . . . . . . . . . . . . . .       4
     Code. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      57
     Commission. . . . . . . . . . . . . . . . . . . . . . . . . .       2
     Companion Classes . . . . . . . . . . . . . . . . . . . . . .      27
     Contingent Regulations. . . . . . . . . . . . . . . . . . . .      66
     Cooperatives. . . . . . . . . . . . . . . . . . . . . . . . .       4
     Cooperative Loans . . . . . . . . . . . . . . . . . . . . . .      16
     Cut-off Date. . . . . . . . . . . . . . . . . . . . . . . . .      10
     D&P . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      54
     Deferred Interest . . . . . . . . . . . . . . . . . . . . . .      68
     Distribution Date . . . . . . . . . . . . . . . . . . . . . .       8
     Eligible Account. . . . . . . . . . . . . . . . . . . . . . .      39
     Eligible Investments. . . . . . . . . . . . . . . . . . . . .   22,39
     EPA . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      51
     ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . .      13
     Exchange Act. . . . . . . . . . . . . . . . . . . . . . . . .       2
     FHA . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      19
     FHA Insurance . . . . . . . . . . . . . . . . . . . . . . . .      11
     FHA Loans . . . . . . . . . . . . . . . . . . . . . . . . . .      19
     FHLMC . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1
     FHLMC Act . . . . . . . . . . . . . . . . . . . . . . . . . .      20
     FHLMC Certificate Group . . . . . . . . . . . . . . . . . . .      20
     Fitch . . . . . . . . . . . . . . . . . . . . . . . . . . . .      54
     FNMA. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1
     FNMA Certificates . . . . . . . . . . . . . . . . . . . . . .      21
     Fraud Loss. . . . . . . . . . . . . . . . . . . . . . . . . .   10,31
     Garn-St Germain Act . . . . . . . . . . . . . . . . . . . . .      52
     GNMA. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1
     GNMA Certificates . . . . . . . . . . . . . . . . . . . . . .      19
     GNMA I Certificates . . . . . . . . . . . . . . . . . . . . .      19
     GNMA II Certificates. . . . . . . . . . . . . . . . . . . . .      19
     Housing Act . . . . . . . . . . . . . . . . . . . . . . . . .      19
     HUD . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      19
     Indemnified Parties . . . . . . . . . . . . . . . . . . . . .      44
     Index . . . . . . . . . . . . . . . . . . . . . . . . . . . .      17
     Interest Accrual Period . . . . . . . . . . . . . . . . . . .      24
     IO Certificates . . . . . . . . . . . . . . . . . . . . . . .       8
     IRS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      58
     Issuer. . . . . . . . . . . . . . . . . . . . . . . . . . . .   62,70
     Labor Regulations . . . . . . . . . . . . . . . . . . . . . .      53
     Last Scheduled Distribution Date. . . . . . . . . . . . . . .      25
     Legislative History . . . . . . . . . . . . . . . . . . . . .      61
     Lockout Periods . . . . . . . . . . . . . . . . . . . . . . .    6,17
     LTV . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      18
     Master REMIC. . . . . . . . . . . . . . . . . . . . . . . . .      63
     Master Servicer . . . . . . . . . . . . . . . . . . . . . . .       4
     Master Servicing Fee. . . . . . . . . . . . . . . . . . . . .      43
     Mezzanine Certificates. . . . . . . . . . . . . . . . . . . .    9,30
     Moody's . . . . . . . . . . . . . . . . . . . . . . . . . . .      54
     Mortgage. . . . . . . . . . . . . . . . . . . . . . . . . . .      16
     Mortgage Assets . . . . . . . . . . . . . . . . . . . . . . .  1,4,16
     Mortgage Certificates . . . . . . . . . . . . . . . . . . . .       6
     Mortgage Loans. . . . . . . . . . . . . . . . . . . . . . . .       4
     Mortgage Note(s). . . . . . . . . . . . . . . . . . . . . . .    5,16
     Mortgage Pool . . . . . . . . . . . . . . . . . . . . . . . .      16
     Mortgage Pool Insurance Policy. . . . . . . . . . . . . . . .   10,30
     Mortgage Rate . . . . . . . . . . . . . . . . . . . . . . . .       5
     Mortgaged Properties. . . . . . . . . . . . . . . . . . . . .      16
     NCUA. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      56
     OID Regulations . . . . . . . . . . . . . . . . . . . . . . .   58,64
     PACs. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      26
     Pass-Through Rate . . . . . . . . . . . . . . . . . . . . . .    8,16
     Payment Lag Certificates. . . . . . . . . . . . . . . . . . .      68
     Phantom Income. . . . . . . . . . . . . . . . . . . . . . . .      70
     Plan. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      53
     PO Certificates . . . . . . . . . . . . . . . . . . . . . . .       8
     Policy Statement. . . . . . . . . . . . . . . . . . . . . . .      56
     Pool Insurer. . . . . . . . . . . . . . . . . . . . . . . . .      30
     Pooling Agreement . . . . . . . . . . . . . . . . . . . . . .       4
     Pre-Issuance Accrued Interest . . . . . . . . . . . . . . . .      68
     Prepayment Assumption . . . . . . . . . . . . . . . . . . . .   61,75
     Primary Insurer . . . . . . . . . . . . . . . . . . . . . . .      42
     Primary Mortgage Insurance Policy . . . . . . . . . . . . . .      18
     Principal Prepayments . . . . . . . . . . . . . . . . . . . .      25
     Proposed Mark-to-Market Regulations . . . . . . . . . . . . .      73
     PTE 83-1. . . . . . . . . . . . . . . . . . . . . . . . . . .      55
     Rating Agency . . . . . . . . . . . . . . . . . . . . . . . .      13
     RCRA. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      51
     Record Date . . . . . . . . . . . . . . . . . . . . . . . . .      24
     Regular Certificates. . . . . . . . . . . . . . . . . . . . .      63
     Relief Act. . . . . . . . . . . . . . . . . . . . . . . . . .      52
     REMIC . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,57
     REMIC Regulations . . . . . . . . . . . . . . . . . . . . . .      57
     REO Property. . . . . . . . . . . . . . . . . . . . . . . . .      29
     Reserve Fund. . . . . . . . . . . . . . . . . . . . . . . . .    9,33
     Residual Certificates . . . . . . . . . . . . . . . . . . . .      63
     S&P . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      54
     Securities Act. . . . . . . . . . . . . . . . . . . . . . . .       2
     Seller. . . . . . . . . . . . . . . . . . . . . . . . . . . .  1,4,16
     Senior Certificates . . . . . . . . . . . . . . . . . . . . .       7
     Senior Certificateholders . . . . . . . . . . . . . . . . . .       9
     Series. . . . . . . . . . . . . . . . . . . . . . . . . . . .       4
     SMMEA . . . . . . . . . . . . . . . . . . . . . . . . . . . .      13
     Special Hazard Insurer. . . . . . . . . . . . . . . . . . . .      32
     Special Hazard Insurance Policy . . . . . . . . . . . . . . .      10
     Sponsor . . . . . . . . . . . . . . . . . . . . . . . . . . .    4,35
     Stripped ARM Obligations. . . . . . . . . . . . . . . . . . .      61
     Stripped Bond Certificates. . . . . . . . . . . . . . . . . .      60
     Stripped Coupon Certificates. . . . . . . . . . . . . . . . .      60
     Subordinate Certificates. . . . . . . . . . . . . . . . . . .       7
     Subordinate Certificateholders. . . . . . . . . . . . . . . .       9
     Subsidiary REMIC. . . . . . . . . . . . . . . . . . . . . . .      63
     Supplement. . . . . . . . . . . . . . . . . . . . . . . . . .     1,4
     TACs. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      27
     Thrift Institutions . . . . . . . . . . . . . . . . . . . . .      72
     Title V . . . . . . . . . . . . . . . . . . . . . . . . . . .      52
     Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,16
     Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . .       4
     UCC . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      49
     Underwriter's Exemptions. . . . . . . . . . . . . . . . . . .      53
     U.S. Person . . . . . . . . . . . . . . . . . . . . . . . . .62,75,77
     VA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4,19
     VA Guaranty . . . . . . . . . . . . . . . . . . . . . . . . .      11
     Waiver Letter . . . . . . . . . . . . . . . . . . . . . . . .   10,31





---------------------------------       --------------------------------------
NO PERSON HAS BEEN AUTHORIZED TO
GIVE ANY INFORMATION OR TO MAKE
ANY REPRESENTATIONS OTHER THAN
THOSE CONTAINED IN THIS PROSPEC-
TUS SUPPLEMENT OR THE PROSPECTUS
AND, IF GIVEN OR MADE, SUCH IN-
FORMATION OR REPRESENTATIONS MUST                          $
NOT BE RELIED UPON.  THIS
PROSPECTUS SUPPLEMENT AND THE
PROSPECTUS DO NOT CONSTITUTE AN
OFFER TO SELL OR A SOLICITATION                     (Approximate)
OF AN OFFER TO BUY ANY OF THE
SECURITIES OFFERED HEREBY, NOR AN
OFFER OF OFFERED CERTIFICATES IN
ANY STATE OR JURISDICTION IN
WHICH, OR TO ANY PERSON TO WHOM,
SUCH OFFER WOULD BE UNLAWFUL.
THE DELIVERY OF THIS PROSPECTUS
SUPPLEMENT OR THE PROSPECTUS AT
ANY TIME DOES NOT IMPLY THAT THE          HEADLANDS MORTGAGE SECURITIES INC.
INFORMATION CONTAINED HEREIN OR                        Sponsor
THEREIN IS CORRECT AS OF ANY TIME
SUBSEQUENT TO ITS DATE; HOWEVER,
IF ANY MATERIAL CHANGE OCCURS
WHILE THIS PROSPECTUS SUPPLEMENT
OR THE PROSPECTUS IS REQUIRED BY
LAW TO BE DELIVERED, THIS
PROSPECTUS SUPPLEMENT OR THE               (HEADLANDS MORTGAGE COMPANY)
PROSPECTUS IS REQUIRED BY LAW TO             Seller and Master Servicer
BE DELIVERED, THIS PROSPECTUS
SUPPLEMENT OR THE PROSPECTUS
WILL BE AMENDED OR SUPPLEMENTED
ACCORDINGLY.

         -----------------

         TABLE OF CONTENTS                     Mortgage Pass-Through

                              PAGE                 Certificates,
                              ----

       PROSPECTUS SUPPLEMENT                       Series 199_-_
Summary of Terms  . . . . . .  S-1
Risk Factors  . . . . . . . .  S-7
The Mortgage Pool . . . . . .  S-8
Servicing of Mortgage Loans   S-12
Description of the
Certificates  . . . . . . . . S-17
Prepayment and Yield
Considerations  . . . . . .   S-24
Credit Support  . . . . . .   S-29
Use of Proceeds . . . . . .   S-30
Federal Income Tax
Consequences  . . . . . . .   S-30
ERISA Considerations  . . .   S-30
Method of Distribution  . .   S-31        ---------------------------------
Legal Matters . . . . . . .   S-31
Certificate Rating  . . . .   S-31             PROSPECTUS SUPPLEMENT
Index of Defined Terms  . .   S-33
                                          ---------------------------------
            PROSPECTUS
Prospectus Supplement . . . . .  2
Additional Information  . . . .  2
Incorporation of Certain
Documents by Reference  . . . .  2
Summary of the Prospectus . . .  4
Risk Factors  . . . . . . . .   14
The Trusts  . . . . . . . . .   16
Description of Certificates .   23
Credit Enhancement  . . . . .   29
Yield and Prepayment
Considerations  . . . . . . .   33
The Sponsor . . . . . . . . .   35
Use of Proceeds . . . . . . .   35                 _________, 199__
Mortgage Loan Program . . . .   35
The Pooling and Servicing
Agreement . . . . . . . . . .   37
Certain Legal Aspects of the
Mortgage Loans  . . . . . . .   46
ERISA Considerations  . . . .   53
Legal Investment Considerations 55
Legal Matters . . . . . . . .   56
Federal Income Tax Consequences 56
State Tax Considerations  . .   77
Plans of Distribution . . . .   77
Financial Information . . . .   78
Rating  . . . . . . . . . . .   78
Index to Defined Terms  . . .   79

---------------------------------       --------------------------------------



                                       PART II

                        INFORMATION NOT REQUIRED IN PROSPECTUS

     Item 14.  Other Expenses of Issuance and Distribution

             The following table sets forth the estimated expenses in connection with the issuance and distribution of the Certificates being registered under this Registration Statement, other than underwriting discounts and commissions:

     SEC Registration Fee  . . . . . . . . . . . . . . . . . . .    $400,262.78
     Printing and Engraving  . . . . . . . . . . . . . . . . . .    $ 75,000.00
     Legal Fees and Expenses . . . . . . . . . . . . . . . . . .    $150,000.00
     Trustee Fees and Expenses . . . . . . . . . . . . . . . . .    $ 25,000.00
     Rating Agency Fees  . . . . . . . . . . . . . . . . . . . .    $120,000.00
     Miscellaneous . . . . . . . . . . . . . . . . . . . . . . .    $ 15,000.00
								     __________

     Total     . . . . . . . . . . . . . . . . . . . . . . . . .    $785,262.78


     ____________________


     Item 15.  Indemnification of Directors and Officers.

             The Registrant's Certificate of Incorporation and By-Laws provide for indemnification of directors and officers of the Registrant to the fullest extent permitted by Delaware law.

             Section 145 of the Delaware General Corporation Law, provides, in substance, that Delaware corporations shall have the power, under specified circumstances, to indemnify their directors, officers, employees and agents in connection with actions, suits or proceedings brought against them by a third party or in the right of the corporation, by reason of the fact that they were or are such directors, officers, employees or agents, against expenses incurred in any such action, suit or proceeding. The Delaware General Corporation Law also provides that the Registrant may purchase insurance on behalf of any such director, officer, employee or agent.

     Item 16.  Financial Statement and Exhibits.

             1.1    Form of Underwriting Agreement. *
             3.1    Certificate of Incorporation of the Registrant. **
             3.2    Bylaws of the Registrant. *
             4.1    Form of Pooling and Servicing Agreement. *
             5.1 Opinion of Tobin & Tobin as to legality of the Certificates (including consent of such firm).
             8.1 Opinion of Brown & Wood LLP as to certain tax matters (including consent of such firm).
            23.1 Consent of Brown & Wood LLP (included in exhibit 8.1 hereof).
            23.2    Consent of Tobin & Tobin (included in exhibits 5.1 hereof).
            24.1    Power of Attorney (included at page II-3).

     _____________
        *Filed previously with the Commission as an exhibit to the Registration Statement on Form S-3 (No. 333-16679).
       **Filed previously with the Commission as an exhibit to the Registration Statement on Form S-3 (No. 333-32485).


     Item 17.  Undertakings.

               (a) The undersigned registrant hereby undertakes:

               (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

	            (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                   (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

                   (iii) To include any material information with respect to
	       the plan of distribution not previously disclosed in the registration statement or any material change of such information in the registration statement.

               (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

               (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               (f) The undersigned registrant hereby undertakes to provide to the underwriter at the closing specified in the underwriting agreements, certificates in such denominations and registered in such names as required by the underwriter to permit prompt delivery to each purchaser.

               (h) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


                                      SIGNATURES

               Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Larkspur, State of California, on the 31st day of January, 1998.
                                             HEADLANDS MORTGAGE SECURITIES INC.


                                             By /s/Gilbert J. MacQuarrie
                                               Name: Gilbert J. MacQuarrie
                                               Title: Vice President


                                  POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the undersigned Directors and Officers of Headlands Mortgage Securities Inc., a Delaware corporation, hereby constitute and appoint Peter T. Paul and Gilbert J. MacQuarrie, each with full power of substitution and resubstitution, their true and lawful attorneys and agents to sign the names of the undersigned Directors and Officers in the capacities indicated below to the registration statement to which this Power of Attorney is attached as an exhibit, and all amendments (including post-effective amendments) and supplements thereto, and all instruments or documents filed as a part thereof or in connection therewith, and to file the same, with all exhibits thereto, and all other instruments or documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned hereby ratifies and confirms all that said attorneys, agents or any of them shall do or cause to be done by virtue thereof.

               Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


     Signature                	   Title                            Date
     _________                	   _____                            ____



     /s/Peter T. Paul        	  President and Director       January 31, 1998
     Peter T. Paul                (Principal Executive
				  Officer)



     /s/Gilbert J. MacQuarrie	   Vice President, Secretary,  January 31, 1998
     Gilbert J. MacQuarrie         Treasurer and Director
				   (Principal Financial Officer
                                   and Principal Accounting
				   Officer)



     /s/Becky S. Poisson	   Director                    January 31, 1998
     Becky S. Poisson



     /s/Steve Abreu           	   Director                    January 31, 1998
     Steve Abreu


     /s/Kenneth Siprelle     	   Director                    January 31, 1998
     Kenneth Siprelle


     /s/John Edmonds         	   Director                    January 31, 1998
     John Edmonds


                                EXHIBIT INDEX
                                =============

Exhibit
No.       Description of Exhibit
-------   ----------------------
1.1       Form of Underwriting Agreement. *
3.1       Certificate of Incorporation of the Registrant. **
3.2       Bylaws of the Registrant. *
4.1       Form of Pooling and Servicing Agreement. *
5.1 Opinion of Tobin & Tobin as to legality of the Certificates (including consent of such firm).
8.1 Opinion of Brown & Wood LLP as to certain tax matters (including consent of such firm).
23.1      Consent of Brown & Wood LLP (included in exhibit 8.1 hereof).
23.2      Consent of Tobin & Tobin (included in exhibits 5.1 hereof).
24.1      Power of Attorney (included at page II-3).
_____________
   *Filed previously with the Commission as an exhibit to the Registration Statement on Form S-3 (No. 333-16679).
   **Filed previously with the Commission as an exhibit to the Registration Statement on Form S-3 (No. 333-32485).


                                                      Exhibit 5.1
                                                      Opinion of Tobin & Tobin


                                                      February 9, 1998


Headlands Mortgage Securities Inc.
700 Larkspur Landing Circle
Suite 250
Larkspur, CA 94939

     Re:  Headlands Mortgage Securities Inc.
          Registration Statement on Form S-3
          ----------------------------------

Ladies and Gentlemen:

     We have acted as counsel to Headlands Mortgage Securities Inc., a Delaware corporation (the "Company"), in connection with the preparation of a registration statement on Form S-3 (the "Registration Statement") for the registration with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), of mortgage pass-through certificates (the "Certificates") in an aggregate principal amount of up to $1,500,000,000. As described in the Registration Statement, the Certificates will be issued from time to time in series. Each series of Certificates will be issued by a trust (each, a "Trust") formed by the Company pursuant to a pooling and servicing agreement (each, a "Pooling and Servicing Agreement") among the Company, a master servicer (the "Master Servicer"), a seller (the "Seller") and a trustee (the "Trustee"). Each series of Certificates issued by a Trust may include one or more classes of Certificates. The Certificates will be sold from time to time pursuant to certain underwriting agreements (each, an "Underwriting Agreement") among the Company and the underwriter or underwriters named therein.

     We have examined and relied upon copies of the Company's Bylaws, the Registration Statement, the form of Pooling and Servicing Agreement and the forms of Certificates included as exhibits thereto, the form of Underwriting Agreement and such other records, documents and statutes as we have deemed necessary for purposes of this opinion.

     In our examination we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such documents. As to any facts material to the opinions expressed herein that were not independently established or verified, we have relied upon statements and representations of officers and other representatives of the Company and others.

     Based upon the foregoing, we are of the opinion that:

     1. When any Pooling and Servicing Agreement relating to a series of Certificates has been duly and validly authorized by all necessary action on the part of the Company and has been duly executed and delivered by the Company, the Master Servicer, the Seller, the Trustee and any other party thereto, such Pooling and Servicing Agreement will constitute a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting creditors' rights generally or by general equity principles.

     2. When a series of Certificates has been duly authorized by all necessary action on the part of the Company (subject to the terms thereof being otherwise in compliance with applicable law at such time), duly executed and authenticated by the Trustee for such series in accordance with the terms of the related Pooling and Servicing Agreement and issued and delivered against payment therefor as described in the Registration Statement, such series of Certificates will be legally and validly issued, fully paid and nonassessable, and the holders thereof will be entitled to the benefits of the related Pooling and Servicing Agreement.

     In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the laws of the State of New York (excluding choice of law principles therein), the corporation laws of the State of Delaware and the federal laws of the United States of America.

     We hereby consent to the filing of this letter as an exhibit to the Registration Statement and to the references to this firm under the heading "Legal Matters" in the base prospectus and prospectus supplement forming a part of the Registration Statement, without admitting that we are "experts" within the meaning of the Act or the Rules and Regulations of the Commission issued thereunder, with respect to any part of the Registration Statement, including this exhibit.

                                   Very truly yours,

                                  /s/ Tobin & Tobin



                                                                  Exhibit 8.1
                                                  Opinion of Brown & Wood LLP
                                                  with respect to Tax Matters






                                   February 9, 1998





Headlands Mortgage Securities Inc.
700 Larkspur Landing Circle, Suite 240
Larkspur, California 94939

     Re:  Headlands Mortgage Securities Inc.
          Registration Statement on Form S-3
          ----------------------------------

Ladies and Gentlemen:

     We have acted as special tax counsel to Headlands Mortgage Securities Inc., a Delaware corporation (the "Company"), in connection with the preparation of a registration statement on Form S-3 (the "Registration Statement") for the registration with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), of mortgage pass-through certificates (the "Certificates") in an aggregate principal amount of up to $1,500,000,000. As described in the Registration Statement, the Certificates will be issued from time to time in series. Each series of Certificates will be issued by a trust (each, a "Trust") formed by the Company pursuant to a pooling and servicing agreement (each, a "Pooling and Servicing Agreement") among the Company, a master servicer (the "Master Servicer"), a seller (the "Seller") and a trustee (the "Trustee"). Each series of Certificates issued by a Trust may include one or more classes of Certificates. The Certificates will be sold from time to time pursuant to certain underwriting agreements (each, an "Underwriting Agreement") among the Company and the underwriter or underwriters named therein.

     In arriving at the opinion expressed below, we have assumed that each Pooling and Servicing Agreement will be duly authorized by all necessary corporate action on the part of the Company, the Seller, the Trustee and the Master Servicer for such series of Certificates and will be duly executed and delivered by the Company, the Seller, the Trustee and the Master Servicer substantially in the applicable form filed or incorporated by reference as an exhibit to the Registration Statement, that each series of Certificates will be duly executed and delivered in substantially the forms set forth in the related Pooling and Servicing Agreement filed or incorporated by reference as an exhibit to the Registration Statement, and that Certificates will be sold as described in the Registration Statement.

     We have advised the Registrant with respect to certain federal income tax consequences of the proposed issuance of the Certificates. This advice is summarized under the headings "Summary of The Prospectus -- Tax Status of REMIC Certificates", "-- Tax Status of Non-REMIC Certificates" and "Federal Income Tax Consequences" in the prospectus relating to the Certificates (the "Prospectus"), all a part of the Registration Statement. Such description does not purport to discuss all possible federal income tax ramifications of the proposed issuance of the Certificates, but with respect to those tax consequences that are discussed, in our opinion, the description is accurate in all material respects.

     This opinion is based on the facts and circumstances set forth in the Registration Statement and in the other documents reviewed by us. Our opinion as to the matters set forth herein could change with respect to a particular series of Certificates as a result of changes in facts or circumstances, changes in the terms of the documents reviewed by us, or changes in the law subsequent to the date hereof. Because the Prospectus contemplates series of Certificates with numerous different characteristics, you should be aware that the particular characteristics of each series of Certificates must be considered in determining the applicability of this opinion to a particular series of Certificates.

     We hereby consent to the filing of this letter as an exhibit to the Registration Statement and to a reference to this firm (as counsel to the Registrant) under the heading "Federal Income Tax Consequences" in the Prospectus forming a part of the Registration Statement, without implying or admitting that we are "experts" within the meaning of the Act or the rules and regulations of the Commission issued thereunder, with respect to any part of the Registration Statement, including this exhibit.

                                   Very truly yours,

                                   /s/ Brown & Wood LLP